UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Catherine Kennedy

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: July 31

Registrant is making a filing for 10 of its series:

Wells Fargo Disciplined U.S. Core Fund, Wells Fargo Endeavor Select Fund, Wells Fargo Growth Fund, Wells Fargo Classic Value Fund, Wells Fargo Large Cap Core Fund, Wells Fargo Large Cap Growth Fund, Wells Fargo Large Company Value Fund, Wells Fargo Low Volatility U.S. Equity Fund, Wells Fargo Omega Growth Fund, and Wells Fargo Premier Large Company Growth Fund.

Date of reporting period:    July 31, 2020

ITEM 1. REPORT TO STOCKHOLDERS

Annual Report

July 31, 2020

Wells Fargo Classic Value Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Classic Value Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Classic Value Fund for the 12-month period that ended July 31, 2020. Global stock markets saw earlier gains erased in February and March as governments around the world took unprecedented measures, attempting to stop the spread of the coronavirus at the expense of short-term economic output. However, markets rebounded from April on to offset much of the losses as central banks attempted to bolster capital markets and confidence. Fixed-income markets generally performed well overall, achieving widespread gains. Overall, U.S. stocks surpassed their international peers, while U.S. large-cap equity, as measured by the Russell 1000® Index1, easily outperformed small caps, as measured by the Russell 2000® Index2, for the 12-month period that began last August.

For the 12-month period, fixed-income securities generally had positive total returns while non-U.S. developed market equities had the weakest performance and U.S. stocks performed strongly despite sharp volatility in the late winter and early spring. For the period, U.S. stocks, based on the S&P 500 Index,3 gained 11.96%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),4 returned 0.66%, while the MSCI EM Index (Net)5 had somewhat stronger performance, with a 6.55% gain. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index6 returned a robust 10.12%, the Bloomberg Barclays Global Aggregate ex-USD Index7 gained a more modest 5.94%, and the Bloomberg Barclays Municipal Bond Index8 gained 5.36% while the ICE BofA U.S. High Yield Index9 returned 3.10%.

The fiscal year began with supportive central bank actions.

The period began with unresolved U.S.-China trade tensions showing no signs of compromise in August 2019. Evidence of a continued global economic slowdown mounted, and central banks in China, New Zealand, and Thailand cut interest rates after the U.S. Federal Reserve (Fed) had done so in late July. Industrial and manufacturing data declined in China, Canada, Japan, and Germany. Adding to global uncertainty, Italy’s prime minister resigned, many feared a crackdown in Hong Kong as protestors sustained their calls for reform, and U.K. Prime Minister Boris Johnson planned to suspend Parliament as Brexit’s deadline neared.

[1]

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[2]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[3]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[4]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[5]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[6]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[7]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[8]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[9]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Classic Value Fund

Letter to shareholders (unaudited)

In the U.S., the Fed cut interest rates again in September. U.S. manufacturing data disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the Brexit impasse showed no signs of resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. Although the S&P 500 Index finished the third quarter with the best year-to-date returns in more than 20 years, concerns about future returns remained.

The fourth quarter started on a strong note, with U.S.-China trade tensions relaxing in October along with renewed optimism for a U.K. Brexit deal and positive macroeconomic data. The initial estimate of U.S. third-quarter gross domestic product (GDP) growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. However, despite strength among U.S. consumers, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the Fed lowered interest rates another quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to an all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly, and manufacturing and services activity picked up. While consumer confidence and purchasing managers’ activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of President Trump had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility picked up sharply in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose, and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1%. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower and the S&P 500 Index lost 8.2% for the month. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, partly aimed at dissuading further U.S. shale production, causing the price of West Texas Intermediate crude oil to plummet.

Wells Fargo Classic Value Fund  |  3

Letter to shareholders (unaudited)

“The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems.”

“Financial markets posted widely positive returns in June despite ongoing economic weakness and high levels of uncertainty on the containment of the coronavirus and the timing of an effective vaccine.”

The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central banks responded swiftly, slashing interest rates and expanding quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed introduced several new lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Markets rebounded strongly in April, fueled by unprecedented government and central bank stimulus measures. The U.S. economy contracted by an annualized 5.0% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real GDP shrank 3.8%, with the composite April Flash Purchasing Managers’ Index, a monthly survey of purchasing managers, falling to an all-time low of 13.5. The European Central Bank expanded its quantitative easing to include the purchase of additional government bonds of countries with the greatest virus-related need, including Italy and Spain. China’s first-quarter GDP fell by 6.8% year over year. However, retail sales, production, and investment showed signs of recovery. Extreme oil-price volatility continued as global supply far exceeded demand.

In May, the global equity market rebound continued, with widespread strong monthly gains. Investors regained confidence on reports of early signs of success in human trials of a coronavirus vaccine. Growth stocks continued to outperform value stocks while returns on global government bonds were generally flat. In the U.S., a gap grew between the stock market rebound and devastating economic data points, including an April unemployment rate of 14.7%, the highest level since World War II. Purchasing managers’ indices reflected weakening activity in May in both the manufacturing and services sectors. U.S. corporate earnings reports indicated a 14% year-over-year contraction in earnings from the first quarter of 2019. However, high demand for technology, driven by remote activity, supported robust information technology sector earnings, which helped drive major technology stocks higher.

Financial markets posted widely positive returns in June despite ongoing economic weakness and high levels of uncertainty on the containment of the coronavirus and the timing of an effective vaccine. There were hopeful signs as economies reopened, with both U.S. and U.K. retail sales rebounding substantially in May. However, year over year, sales remained depressed. Vitally important to market sentiment was the ongoing commitment by central banks globally to do all they could to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 bonus weekly unemployment benefits due to expire at the end of July. However, unemployment remained in the double digits, easing somewhat from 14.7% in April to 11.1% in June. During June, numerous states reported alarming increases of coronavirus cases. China’s economic recovery picked up momentum in June, though it remained far from a full recovery.

July was a broadly positive month for both global equities and fixed income. However, economic data and a resurgence of coronavirus cases pointed to the vulnerability of the global economy and the ongoing imperative to regain control of the pandemic. Second-quarter GDP shrank by 9.5% and 12.1% in the U.S. and eurozone, respectively, from the previous quarter. In contrast, China reported a 3.2% year-over-year expansion in its second-quarter GDP. U.S. unemployment remained historically high despite adding 1.8 million jobs in July, with a double-digit jobless rate persisting. However, manufacturing activity grew in both the U.S. and eurozone. In Asia, while China’s manufacturing sector continued to expand, activity in Japan and South Korea contracted. In July, a rising concern

4  |  Wells Fargo Classic Value Fund

Letter to shareholders (unaudited)

was the rapid and broad reemergence of coronavirus infections. Despite the ongoing promise of positive early-stage vaccine trial results, economic activity could be held back by the continued spread of the virus and the end of a widely received $600-a-week bonus unemployment benefit in late July.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Notice to Shareholders

At a meeting held on August 10-12, 2020, the Board of Trustees of the Fund approved a change to the Fund’s automatic conversion feature for Class C shares in order to shorten the required holding period from 10 to 8 years. As a result, on a monthly basis beginning November 5, 2020, Class C shares will convert automatically into Class A shares 8 years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, 8 years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis.

Please note that a shorter holding period may apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus for further information.

Wells Fargo Classic Value Fund  |  5

Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Miguel E. Giaconi, CFA®‡

Jean-Baptiste Nadal, CFA®‡

Average annual total returns (%) as of July 31, 2020

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (EIVAX)	8-1-2006	-9.75	4.29	9.19	-4.25	5.53	9.84	1.19	1.11

Class C (EIVCX)	8-1-2006	-5.99	4.73	9.01	-4.99	4.73	9.01	1.94	1.86

Class R (EIVTX)[3]	3-1-2013	–	–	–	-4.56	5.25	9.58	1.44	1.36

Class R6 (EIVFX)[4]	11-30-2012	–	–	–	-3.87	6.17	10.36	0.76	0.65

Administrator Class (EIVDX)	7-30-2010	–	–	–	-4.15	5.69	10.04	1.11	0.95

Institutional Class (EIVIX)	8-1-2006	–	–	–	-3.86	5.97	10.29	0.86	0.70

Russell 1000® Value Index[5]	–	–	–	–	-6.01	5.36	10.12	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk and focused portfolio risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Classic Value Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of July 31, 2020[6]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through November 30, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.11% for Class A, 1.86% for Class C, 1.36% for Class R, 0.65% for Class R6, 0.95% for Administrator Class, and 0.70% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for the Class R shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to the Class R shares.

[4]

Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

[5]	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price/book ratios and lower forecasted growth values. You cannot invest directly in an index.

[6]

The chart compares the performance of Class A shares for the most recent ten years with the Russell 1000® Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[7]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

*	This security was no longer held at the end of the reporting period.

Wells Fargo Classic Value Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

∎	The Fund outperformed its benchmark, the Russell 1000® Value Index, for the 12-month period that ended July 31, 2020.

∎	Stock selection in the information technology (IT), consumer staples, and utilities sectors contributed to relative performance.

∎	Stock selection in the financials and energy sectors detracted from the Fund’s relative performance.

Until about mid-February 2020, equity markets demonstrated the continued euphoria and strength of 2019, optimistic about accelerating global growth. The outbreak and propagation of the new coronavirus created significant fear and tremendous uncertainty across the globe during the remainder of the first quarter of 2020. The global economy was rapidly shuttered for the first time ever. However, during the second quarter, economies around the globe reopened slowly. We continued to adhere to our disciplined investment process that relies predominantly on discounted free cash flow. We also maintained our focus on individual companies rather than on broad, top-down economic or sector forecasts. To manage risk, we maintained the Fund’s broad diversification by sector, industry, and position.

Ten largest holdings (%) as of July 31, 2020[7]

Mondelez International Incorporated Class A	3.95

Comcast Corporation Class A	3.87

Kellogg Company	3.67

NextEra Energy Incorporated	3.57

Merck & Company Incorporated	3.41

Advance Auto Parts Incorporated	3.37

Cisco Systems Incorporated	3.06

Bank of America Corporation	3.01

JPMorgan Chase & Company	2.89

Honeywell International Incorporated	2.86

Sector allocation as of July 31, 2020[8]

Stock selection across several sectors contributed to Fund performance.

Within the IT sector, the largest contributors to the Fund’s performance were computer software giant Microsoft Corp. and Apple Inc., leading global manufacturer of consumer electronics, personal computers and related software, peripherals, and networking solutions. Supermarket operator The Kroger Co. and U.S. package food company The Kellogg Co. were the Fund’s top contributors within the consumer staples sector. The Fund’s holding in the utilities sector, NextEra Energy, Inc., a Florida-based utility company with a balanced mix of regulated and nonregulated businesses, enhanced relative value.

Security selection in financials and energy detracted from relative performance.

Within the financials sector, the primary detractor was the middle-market commercial bank, CIT Group Inc*. Stock selection in the energy sector also detracted from relative return, especially TechnipFMC plc*, an equipment manufacturer for the energy industry, and Schlumberger Ltd.*, a global leader in oilfield services.

During the period, we made changes to the Fund’s portfolio based on our fundamental research.

As a result of trades, stock price movements, and the annual reconstitution of the FTSE Russell family of indices, the Fund’s positioning relative to its benchmark shifted noticeably during the period. The most notable sector weighting change within the Fund was an increase in the consumer staples sector’s weighting. We added positions in three consumer staples companies: Kroger, brewing giant Anheuser-Busch InBev SA/NV, and household and personal care company The Procter & Gamble Co. In all cases, trades within the Fund were made based on fundamental bottom-up research and were not top-down sector allocation decisions.

We continued to focus on our investment strategy and process.

The rebound in global equity markets reflects investors’ positive anticipation about the pace and strength of the economic recovery. As long-term investors, we have positioned our portfolios for the next two to three years and have tried to maintain

Please see footnotes on page 7.

8  |  Wells Fargo Classic Value Fund

Performance highlights (unaudited)

our risk profile to participate in the recovery. There are signs of recovery across the globe. However, this recovery has not been smooth, nor as rapid as the decline. We still consider a U-shaped recovery the most likely scenario, with economic activity improving in the third and fourth quarters.

We identify several risks that may affect short-term returns, including coronavirus propagation prolonging quarantines or slowing reopenings; human behavior shifts away from city centers, travel, and mass public events and gatherings; U.S. political conflict and 2020 elections; deteriorating trade relations with China; and other geopolitical events.

We continue to believe that our long-term focus on company fundamentals, our determination to seek out mispricing opportunities in the marketplace, and our ability to identify catalysts that create or unlock value over our investment time horizon should return value for shareholders over a complete market cycle.

Wells Fargo Classic Value Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2020 to July 31, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2020	Ending account value 7-31-2020	Expenses paid during the period[1]	Annualized net expense ratio

Class A

Actual	$1,000.00	$911.65	$5.23	1.10%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.39	$5.52	1.10%

Class C

Actual	$1,000.00	$908.26	$8.82	1.86%

Hypothetical (5% return before expenses)	$1,000.00	$1,015.61	$9.32	1.86%

Class R

Actual	$1,000.00	$909.96	$6.46	1.36%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$6.82	1.36%

Class R6

Actual	$1,000.00	$914.00	$3.09	0.65%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.63	$3.27	0.65%

Administrator Class

Actual	$1,000.00	$911.79	$4.52	0.95%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.14	$4.77	0.95%

Institutional Class

Actual	$1,000.00	$913.74	$3.33	0.70%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.38	$3.52	0.70%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Classic Value Fund

Portfolio of investments—July 31, 2020

	Shares	Value
Common Stocks: 97.24%

Communication Services: 11.66%

Diversified Telecommunication Services: 2.78%
Verizon Communications Incorporated	362,400	$20,830,752

Entertainment: 2.28%
The Walt Disney Company	145,800	17,049,852

Interactive Media & Services: 2.73%
Alphabet Incorporated Class C †	13,800	20,464,848

Media: 3.87%
Comcast Corporation Class A	676,800	28,967,040

Consumer Discretionary: 5.71%

Multiline Retail: 2.35%
Dollar Tree Incorporated †	188,300	17,577,805

Specialty Retail: 3.36%
Advance Auto Parts Incorporated	167,900	25,208,506

Consumer Staples: 13.70%

Beverages: 1.04%
Anheuser-Busch InBev NV ADR	143,400	7,805,262

Food & Staples Retailing: 2.65%
The Kroger Company	570,000	19,830,300

Food Products: 7.61%
Kellogg Company	398,600	27,499,414
Mondelez International Incorporated Class A	532,700	29,559,523

		57,058,937

Household Products: 2.40%
The Procter & Gamble Company	137,000	17,963,440

Energy: 4.53%

Oil, Gas & Consumable Fuels: 4.53%
Chevron Corporation	170,800	14,336,952
ConocoPhillips	289,703	10,831,995
EOG Resources Incorporated	186,200	8,723,470

		33,892,417

Financials: 18.42%

Banks: 9.08%
Bank of America Corporation	905,600	22,531,328
JPMorgan Chase & Company	223,900	21,637,696
Truist Financial Corporation	435,800	16,325,068
US Bancorp	204,553	7,535,733

		68,029,825

Capital Markets: 5.22%
Intercontinental Exchange Incorporated	204,800	19,820,544
The Goldman Sachs Group Incorporated	97,500	19,301,100

		39,121,644

The accompanying notes are an integral part of these financial statements.

Wells Fargo Classic Value Fund  |  11

Portfolio of investments—July 31, 2020

	Shares	Value
Insurance: 4.12%
American International Group Incorporated	383,300	$12,319,262
The Allstate Corporation	196,300	18,528,757

		30,848,019

Health Care: 12.70%

Biotechnology: 1.35%
Gilead Sciences Incorporated	145,000	10,081,850

Health Care Equipment & Supplies: 3.51%
Medtronic plc	152,000	14,664,960
Stryker Corporation	60,200	11,636,660

		26,301,620

Health Care Providers & Services: 2.13%
Cigna Corporation	92,500	15,973,825

Pharmaceuticals: 5.71%
Eli Lilly & Company	114,900	17,268,321
Merck & Company Incorporated	318,000	25,516,320

		42,784,641

Industrials: 9.89%

Aerospace & Defense: 5.00%
General Dynamics Corporation	120,300	17,652,822
Northrop Grumman Corporation	61,025	19,833,735

		37,486,557

Commercial Services & Supplies: 2.03%
Waste Management Incorporated	138,700	15,201,520

Industrial Conglomerates: 2.86%
Honeywell International Incorporated	143,200	21,389,784

Information Technology: 15.13%

Communications Equipment: 5.47%
Cisco Systems Incorporated	486,100	22,895,310
Motorola Solutions Incorporated	129,500	18,104,100

		40,999,410

Semiconductors & Semiconductor Equipment: 5.36%
NXP Semiconductors NV	178,300	20,955,599
ON Semiconductor Corporation †	932,000	19,199,200

		40,154,799

Software: 2.36%
Microsoft Corporation	86,100	17,651,361

Technology Hardware, Storage & Peripherals: 1.94%
Apple Incorporated	34,266	14,564,421

Materials: 0.91%

Construction Materials: 0.91%
Vulcan Materials Company	58,000	6,810,360

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Classic Value Fund

Portfolio of investments—July 31, 2020

		Shares	Value
Utilities: 4.59%

Electric Utilities: 3.57%
NextEra Energy Incorporated		95,200	$26,722,640

Multi-Utilities: 1.02%
WEC Energy Group Incorporated		80,301	7,649,473

Total Common Stocks (Cost $575,665,561)			728,420,908

	Yield
Short-Term Investments: 2.55%

Investment Companies: 2.55%
Wells Fargo Government Money Market Select Class (l)(u)	0.10%	19,155,681	19,155,681

Total Short-Term Investments (Cost $19,155,681)			19,155,681

Total investments in securities (Cost $594,821,242)	99.79%	747,576,589

Other assets and liabilities, net	0.21	1,540,390

Total net assets	100.00%	$749,116,979

†	Non-income-earning security
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC *	$0	$124,158,850	$(124,158,380)	$(470)	$0	$55,346	#	$0
Wells Fargo Government Money Market Fund Select Class	21,251,512	188,726,307	(190,822,138)	0	0	192,587		19,155,681

				$(470)	$0	$247,933		$19,155,681	2.55%

*	No longer held at the end of the period.
#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Classic Value Fund  |  13

Statement of assets and liabilities—July 31, 2020

Assets
Investments in unaffiliated securities, at value (cost $575,665,561)	$728,420,908
Investments in affiliated securities, at value (cost $19,155,681)	19,155,681
Receivable for investments sold	9,322,142
Receivable for Fund shares sold	189,251
Receivable for dividends	747,360
Prepaid expenses and other assets	8,719

Total assets	757,844,061

Liabilities
Payable for investments purchased	7,524,454
Payable for Fund shares redeemed	392,148
Management fee payable	370,471
Administration fees payable	103,759
Distribution fees payable	2,997
Trustees’ fees and expenses payable	4,460
Accrued expenses and other liabilities	328,793

Total liabilities	8,727,082

Total net assets	$749,116,979

Net assets consist of
Paid-in capital	$601,069,522
Total distributable earnings	148,047,457

Total net assets	$749,116,979

Computation of net asset value and offering price per share
Net assets – Class A	$245,977,056
Shares outstanding – Class A1	21,678,156
Net asset value per share – Class A	$11.35
Maximum offering price per share – Class A2	$12.04
Net assets – Class C	$4,400,789
Shares outstanding – Class C1	400,436
Net asset value per share – Class C	$10.99
Net assets – Class R	$75,611
Shares outstanding – Class R1	6,619
Net asset value per share – Class R	$11.42
Net assets – Class R6	$11,552,132
Shares outstanding – Class R6[1]	1,035,326
Net asset value per share – Class R6	$11.16
Net assets – Administrator Class	$402,567,427
Shares outstanding – Administrator Class[1]	33,567,309
Net asset value per share – Administrator Class	$11.99
Net assets – Institutional Class	$84,543,964
Shares outstanding – Institutional Class[1]	7,393,168
Net asset value per share – Institutional Class	$11.44

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Classic Value Fund

Statement of operations—year ended July 31, 2020

Investment income
Dividends (net of foreign withholding taxes of $55,145)	$18,306,593
Income from affiliated securities	210,380

Total investment income	18,516,973

Expenses
Management fee	5,564,149
Administration fees
Class A	560,646
Class C	12,230
Class R	176
Class R6	1,952
Administrator Class	562,463
Institutional Class	121,740
Shareholder servicing fees
Class A	643,532
Class C	14,542
Class R	210
Administrator Class	1,078,671
Distribution fees
Class C	43,616
Class R	187
Custody and accounting fees	37,465
Professional fees	44,906
Registration fees	100,850
Shareholder report expenses	85,793
Trustees’ fees and expenses	21,002
Other fees and expenses	35,649

Total expenses	8,929,779
Less: Fee waivers and/or expense reimbursements
Fund-level	(654,720)
Class A	(26,900)
Class C	(49)
Class R6	(1,952)
Administrator Class	(430,306)
Institutional Class	(71,828)

Net expenses	7,744,024

Net investment income	10,772,949

Realized and unrealized gains (losses) on investments
Net realized losses on
Unaffiliated securities	(3,780,578)
Affiliated securities	(470)

Net realized losses on investments	(3,781,048)
Net change in unrealized gains (losses) on investments	(43,117,237)

Net realized and unrealized gains (losses) on investments	(46,898,285)

Net decrease in net assets resulting from operations	$(36,125,336)

The accompanying notes are an integral part of these financial statements.

Wells Fargo Classic Value Fund  |  15

Statement of changes in net assets

	Year ended July 31, 2020		Year ended July 31, 2019

Operations
Net investment income		$10,772,949		$8,013,702
Net realized gains (losses) on investments		(3,781,048)		76,996,742
Net change in unrealized gains (losses) on investments		(43,117,237)		(13,962,337)

Net increase (decrease) in net assets resulting from operations		(36,125,336)		71,048,107

Distributions to shareholders from net investment income and net realized gains
Class A		(28,687,356)		(20,592,244)
Class C		(597,397)		(1,289,606)
Class R		(9,076)		(5,465)
Class R6		(458,181)		(8,549)
Administrator Class		(45,185,976)		(32,970,858)
Institutional Class		(10,686,553)		(9,914,802)

Total distributions to shareholders		(85,624,539)		(64,781,524)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	374,915	4,569,597	1,095,957	13,103,460
Class C	58,656	692,729	39,212	474,330
Class R	705	8,409	620	7,723
Class R6	774,821	8,508,694	338,872	4,112,428
Administrator Class	365,622	4,856,780	156,229	2,025,198
Institutional Class	1,902,355	21,368,302	340,168	4,276,101

		40,004,511		23,999,240

Reinvestment of distributions
Class A	2,187,382	27,522,364	1,707,185	19,644,349
Class C	46,079	559,402	110,427	1,234,002
Class R	588	7,444	372	4,309
Class R6	36,211	448,674	65	713
Administrator Class	3,206,695	42,691,455	2,569,095	31,093,029
Institutional Class	812,821	10,324,119	740,566	8,584,300

		81,553,458		60,560,702

Payment for shares redeemed
Class A	(3,055,060)	(36,802,224)	(2,824,686)	(34,934,918)
Class C	(282,178)	(3,247,977)	(1,137,730)	(13,185,582)
Class R	(1,307)	(13,014)	(1)	(14)
Class R6	(103,056)	(1,219,499)	(211,115)	(2,800,996)
Administrator Class	(3,608,759)	(45,625,921)	(3,428,830)	(44,447,112)
Institutional Class	(3,405,957)	(37,492,113)	(3,443,010)	(40,683,763)

		(124,400,748)		(136,052,385)

Net decrease in net assets resulting from capital share transactions		(2,842,779)		(51,492,443)

Total decrease in net assets		(124,592,654)		(45,225,860)

Net assets
Beginning of period		873,709,633		918,935,493

End of period		$749,116,979		$873,709,633

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Classic Value Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2020	2019	2018	2017	2016
Net asset value, beginning of period	$13.13	$13.05	$12.61	$12.01	$13.73
Net investment income	0.14	0.10	0.11	0.12 [1]	0.13
Net realized and unrealized gains (losses) on investments	(0.58)	0.94	1.39	1.43	(0.42)

Total from investment operations	(0.44)	1.04	1.50	1.55	(0.29)
Distributions to shareholders from
Net investment income	(0.10)	(0.12)	(0.06)	(0.14)	(0.11)
Net realized gains	(1.24)	(0.84)	(1.00)	(0.81)	(1.32)

Total distributions to shareholders	(1.34)	(0.96)	(1.06)	(0.95)	(1.43)
Net asset value, end of period	$11.35	$13.13	$13.05	$12.61	$12.01
Total return[2]	(4.25)%	9.03%	12.43%	13.50%	(1.73)%
Ratios to average net assets (annualized)
Gross expenses	1.18%	1.18%	1.18%	1.17%	1.17%
Net expenses	1.10%	1.10%	1.10%	1.10%	1.10%
Net investment income	1.20%	0.81%	0.83%	0.95%	1.12%
Supplemental data
Portfolio turnover rate	34%	27%	21%	27%	34%
Net assets, end of period (000s omitted)	$245,977	$291,111	$289,683	$293,599	$318,543

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Classic Value Fund  |  17

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2020	2019	2018	2017	2016
Net asset value, beginning of period	$12.75	$12.69	$12.31	$11.74	$13.45
Net investment income	0.05 [1]	0.00 [1,2]	0.01 [1]	0.02 [1]	0.03
Net realized and unrealized gains (losses) on investments	(0.57)	0.92	1.37	1.40	(0.41)

Total from investment operations	(0.52)	0.92	1.38	1.42	(0.38)
Distributions to shareholders from
Net investment income	0.00	(0.02)	0.00	(0.04)	(0.01)
Net realized gains	(1.24)	(0.84)	(1.00)	(0.81)	(1.32)

Total distributions to shareholders	(1.24)	(0.86)	(1.00)	(0.85)	(1.33)
Net asset value, end of period	$10.99	$12.75	$12.69	$12.31	$11.74
Total return[3]	(4.99)%	8.16%	11.65%	12.58%	(2.47)%
Ratios to average net assets (annualized)
Gross expenses	1.94%	1.94%	1.93%	1.93%	1.93%
Net expenses	1.86%	1.86%	1.86%	1.86%	1.86%
Net investment income	0.44%	0.03%	0.08%	0.20%	0.37%
Supplemental data
Portfolio turnover rate	34%	27%	21%	27%	34%
Net assets, end of period (000s omitted)	$4,401	$7,370	$19,874	$21,727	$28,756

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Classic Value Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R	2020	2019	2018	2017	2016
Net asset value, beginning of period	$13.22	$13.15	$12.70	$12.09	$13.81
Net investment income	0.11	0.06	0.05	0.08 [1]	0.10
Net realized and unrealized gains (losses) on investments	(0.59)	0.95	1.44	1.45	(0.43)

Total from investment operations	(0.48)	1.01	1.49	1.53	(0.33)
Distributions to shareholders from
Net investment income	(0.08)	(0.10)	(0.04)	(0.11)	(0.07)
Net realized gains	(1.24)	(0.84)	(1.00)	(0.81)	(1.32)

Total distributions to shareholders	(1.32)	(0.94)	(1.04)	(0.92)	(1.39)
Net asset value, end of period	$11.42	$13.22	$13.15	$12.70	$12.09
Total return	(4.56)%	8.70%	12.21%	13.22%	(1.99)%
Ratios to average net assets (annualized)
Gross expenses	1.41%	1.43%	1.44%	1.44%	1.44%
Net expenses	1.36%	1.36%	1.36%	1.36%	1.36%
Net investment income	0.95%	0.55%	0.56%	0.69%	0.86%
Supplemental data
Portfolio turnover rate	34%	27%	21%	27%	34%
Net assets, end of period (000s omitted)	$76	$88	$74	$48	$43

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Wells Fargo Classic Value Fund  |  19

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R6	2020	2019	2018	2017	2016
Net asset value, beginning of period	$12.93	$12.92	$12.49	$11.90	$13.62
Net investment income	0.19 [1]	0.16 [1]	0.16	0.17 [1]	0.17
Net realized and unrealized gains (losses) on investments	(0.57)	1.00	1.39	1.42	(0.40)

Total from investment operations	(0.38)	1.16	1.55	1.59	(0.23)
Distributions to shareholders from
Net investment income	(0.15)	(0.31)	(0.12)	(0.19)	(0.17)
Net realized gains	(1.24)	(0.84)	(1.00)	(0.81)	(1.32)

Total distributions to shareholders	(1.39)	(1.15)	(1.12)	(1.00)	(1.49)
Net asset value, end of period	$11.16	$12.93	$12.92	$12.49	$11.90
Total return	(3.87)%	10.38%	12.96%	14.03%	(1.30)%
Ratios to average net assets (annualized)
Gross expenses	0.76%	0.76%	0.75%	0.75%	0.75%
Net expenses	0.65%	0.65%	0.65%	0.65%	0.65%
Net investment income	1.67%	1.27%	1.29%	1.40%	1.47%
Supplemental data
Portfolio turnover rate	34%	27%	21%	27%	34%
Net assets, end of period (000s omitted)	$11,552	$4,231	$2,578	$2,397	$2,842

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Classic Value Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$13.81	$13.68	$13.17	$12.51	$14.25
Net investment income	0.17	0.12	0.13	0.14 [1]	0.15
Net realized and unrealized gains (losses) on investments	(0.62)	1.00	1.47	1.49	(0.43)

Total from investment operations	(0.45)	1.12	1.60	1.63	(0.28)
Distributions to shareholders from
Net investment income	(0.13)	(0.15)	(0.09)	(0.16)	(0.14)
Net realized gains	(1.24)	(0.84)	(1.00)	(0.81)	(1.32)

Total distributions to shareholders	(1.37)	(0.99)	(1.09)	(0.97)	(1.46)
Net asset value, end of period	$11.99	$13.81	$13.68	$13.17	$12.51
Total return	(4.15)%	9.21%	12.63%	13.66%	(1.58)%
Ratios to average net assets (annualized)
Gross expenses	1.11%	1.11%	1.10%	1.10%	1.10%
Net expenses	0.93%	0.95%	0.95%	0.95%	0.95%
Net investment income	1.37%	0.96%	0.98%	1.10%	1.27%
Supplemental data
Portfolio turnover rate	34%	27%	21%	27%	34%
Net assets, end of period (000s omitted)	$402,567	$464,041	$469,464	$459,650	$470,152

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Wells Fargo Classic Value Fund  |  21

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$13.22	$13.14	$12.68	$12.08	$13.80
Net investment income	0.19 [1]	0.15 [1]	0.22	0.17 [1]	0.18
Net realized and unrealized gains (losses) on investments	(0.58)	0.94	1.35	1.43	(0.41)

Total from investment operations	(0.39)	1.09	1.57	1.60	(0.23)
Distributions to shareholders from
Net investment income	(0.15)	(0.17)	(0.11)	(0.19)	(0.17)
Net realized gains	(1.24)	(0.84)	(1.00)	(0.81)	(1.32)

Total distributions to shareholders	(1.39)	(1.01)	(1.11)	(1.00)	(1.49)
Net asset value, end of period	$11.44	$13.22	$13.14	$12.68	$12.08
Total return	(3.86)%	9.44%	12.96%	13.88%	(1.27)%
Ratios to average net assets (annualized)
Gross expenses	0.86%	0.86%	0.85%	0.85%	0.85%
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income	1.59%	1.22%	1.24%	1.36%	1.52%
Supplemental data
Portfolio turnover rate	34%	27%	21%	27%	34%
Net assets, end of period (000s omitted)	$84,544	$106,869	$137,263	$162,480	$215,175

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Classic Value Fund

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Classic Value Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Wells Fargo Classic Value Fund  |  23

Notes to financial statements

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of July 31, 2020, the aggregate cost of all investments for federal income tax purposes was $595,520,635 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$189,039,964

Gross unrealized losses	(36,984,010)

Net unrealized gains	$152,055,954

As of July 31, 2020, the Fund had current year deferred post-October capital losses consisting of $7,846,262 in short-term losses and $4,440,387 in long-term losses which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

24  |  Wells Fargo Classic Value Fund

Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$87,312,492	$0	$0	$87,312,492

Consumer discretionary	42,786,311	0	0	42,786,311

Consumer staples	102,657,939	0	0	102,657,939

Energy	33,892,417	0	0	33,892,417

Financials	137,999,488	0	0	137,999,488

Health care	95,141,936	0	0	95,141,936

Industrials	74,077,861	0	0	74,077,861

Information technology	113,369,991	0	0	113,369,991

Materials	6,810,360	0	0	6,810,360

Utilities	34,372,113	0	0	34,372,113

Short-term investments

Investment companies	19,155,681	0	0	19,155,681

Total assets	$747,576,589	$0	$0	$747,576,589

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended July 31, 2020, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.700%

Next $500 million	0.675

Next $1 billion	0.650

Next $2 billion	0.625

Next $1 billion	0.600

Next $3 billion	0.590

Next $2 billion	0.565

Next $2 billion	0.555

Next $4 billion	0.530

Over $16 billion	0.505

For the year ended July 31, 2020, the management fee was equivalent to an annual rate of 0.69% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap), an affiliate of

Wells Fargo Classic Value Fund  |  25

Notes to financial statements

Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.25% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C, Class R	0.21%

Class R6	0.03

Administrator Class, Institutional Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through November 30, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.11% for Class A shares, 1.86% for Class C shares, 1.36% for Class R shares, 0.65% for Class R6 shares, 0.95% for Administrator Class shares, and 0.70% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a distribution plan for Class C and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended July 31, 2020, Funds Distributor received $5,320 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended July 31, 2020.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2020 were $265,482,611 and $343,027,070, respectively.

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to

26  |  Wells Fargo Classic Value Fund

Notes to financial statements

provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of July 31, 2020, the Fund did not have any securities on loan.

7. BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended July 31, 2020, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended July 31, 2020 and July 31, 2019 were as follows:

	Year ended July 31

	2020	2019

Ordinary income	$9,299,522	$9,595,122

Long-term capital gain	76,325,017	55,186,402

As of July 31, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Post-October capital losses deferred	Unrealized gains

$8,371,285	$(12,286,649)	$152,055,954

9. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.

11. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

Wells Fargo Classic Value Fund  |  27

Report of independent registered public accounting firm

To the Shareholders of the Fund and Board of Trustees

Wells Fargo Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Classic Value Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of July 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

September 25, 2020

28  |  Wells Fargo Classic Value Fund

Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2020.

Pursuant to Section 852 of the Internal Revenue Code, $76,325,017 was designated as a 20% rate gain distribution for the fiscal year ended July 31, 2020.

Pursuant to Section 854 of the Internal Revenue Code, $9,299,522 of income dividends paid during the fiscal year ended July 31, 2020 has been designated as qualified dividend income (QDI).

For the fiscal year ended July 31, 2020, $111,585 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended July 31, 2020, $679,908 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo Classic Value Fund  |  29

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 147 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

30  |  Wells Fargo Classic Value Fund

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019 and Interim President of the McKnight Foundation since 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Classic Value Fund  |  31

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 82 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

32  |  Wells Fargo Classic Value Fund

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Classic Value Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 26, 2020 and May 28, 2020 (together, the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Classic Value Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2020, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2020. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Adviser’s business continuity plans and of their approaches to data privacy and cybersecurity, and related testing. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.

The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Wells Fargo Classic Value Fund  |  33

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2019. The Board also considered more current results for various time periods ended March 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Class A) was higher than the average investment performance of the Universe for the one-, three-, five- and ten-year periods ended December 31, 2019. The Board also noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for all periods ended March 31, 2020. The Board also noted that the investment performance of the Fund was higher than or in range of its benchmark index, the Russell 1000® Value Index, for all periods ended December 31, 2019. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Russell 1000® Value Index, for all periods ended March 31, 2020.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or equal to the median net operating expense ratios of the expense Groups for all share classes.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for all share classes, except Class A. The Board also noted that the net operating expense ratios of the Fund were lower than or equal to the median net operating expense ratios of the expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

34  |  Wells Fargo Classic Value Fund

Other information (unaudited)

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.

Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

Wells Fargo Classic Value Fund  |  35

Other information (unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Wells Fargo Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment manager, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementation and on-going administration of the Program.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.

At a meeting of the Board held on May 26 and 28, 2020, the Board received a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The Report covered the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the Report. There were no material changes to the Program during the Reporting Period. The Report concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

36  |  Wells Fargo Classic Value Fund

Appendix I (unaudited)

Effective on or after May 1, 2020, clients of Edward Jones (also referred to as “shareholders”) purchasing Fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in the Fund’s Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Wells Fargo Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints available at Edward Jones

Rights of Accumulation (ROA)

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of Wells Fargo Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.

ROA is determined by calculating the higher of cost or market value (current shares x NAV).

Letter of Intent (LOI)

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to makeover a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

Sales charges are waived for the following shareholders and in the following situations at Edward Jones:

●   Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing.

● Shares purchased in an Edward Jones fee-based program.
● Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

●   Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in anon-retirement account.

●   Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

● Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions available at Edward Jones:
● The death or disability of the shareholder.
● Systematic withdrawals with up to 10% per year of the account value.
● Return of excess contributions from an Individual Retirement Account (IRA).

●   Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulation.

● Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
● Shares exchanged in an Edward Jones fee-based program.
● Shares acquired through NAV reinstatement.

Wells Fargo Classic Value Fund  |  37

Appendix I (unaudited)

Other Important Information for accounts at Edward Jones:
Minimum Purchase Amounts
● $250 initial purchase minimum
● $50 subsequent purchase minimum

Minimum Balances
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
● A fee-based account held on an Edward Jones platform
● A 529 account held on an Edward Jones platform
● An account with an active systematic investment plan or letter of intent (LOI)

Changing Share Classes
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares.

38  |  Wells Fargo Classic Value Fund

Appendix II (unaudited)

Effective June 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“Oppenheimer”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Oppenheimer

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

Shares purchased by or through a 529 Plan.

Shares purchased through an Oppenheimer affiliated investment advisory program.

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

A shareholder in the Fund’s Class C shares will have their shares exchanged at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Oppenheimer.

Employees and registered representatives of Oppenheimer or its affiliates and their family members.

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Prospectus.
CDSC Waivers on A and C Shares available at Oppenheimer

Death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Prospectus.

Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus.

Shares sold to pay Oppenheimer fees but only if the transaction is initiated by Oppenheimer.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Oppenheimer: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in the Prospectus.

Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Oppenheimer. Eligible fund family assets not held at Oppenheimer may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Wells Fargo Classic Value Fund  |  39

Appendix III (unaudited)

Effective June 15, 2020, shareholders purchasing fund shares through a Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or the SAI.

Front-end Sales Load Waivers on Class A Shares available at Baird

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund.

Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird.

Shares purchase from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

A shareholder in the Funds Investor C Shares will have their share exchanged at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the exchange is in line with the policies and procedures of Baird.

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
CDSC Waivers on A and C Shares available at Baird

Shares sold due to death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares bought due to returns of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s Prospectus.

Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Baird: Breakpoint and/or Rights of Accumulation

Breakpoints as described in the Prospectus.

Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time.

40  |  Wells Fargo Classic Value Fund

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved

PAR-0820-01037 09-20

A207/AR207 07-20

Annual Report

July 31, 2020

Wells Fargo

Disciplined U.S. Core Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Disciplined U.S. Core Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Disciplined U.S. Core Fund for the 12-month period that ended July 31, 2020. Global stock markets saw earlier gains erased in February and March as governments around the world took unprecedented measures, attempting to stop the spread of the coronavirus at the expense of short-term economic output. However, markets rebounded from April on to offset much of the losses as central banks attempted to bolster capital markets and confidence. Fixed-income markets generally performed well overall, achieving widespread gains. Overall, U.S. stocks surpassed their international peers, while U.S. large-cap equity, as measured by the Russell 1000® Index1, easily outperformed small caps, as measured by the Russell 2000® Index2, for the 12-month period that began last August.

For the 12-month period, fixed-income securities generally had positive total returns while non-U.S. developed market equities had the weakest performance and U.S. stocks performed strongly despite sharp volatility in the late winter and early spring. For the period, U.S. stocks, based on the S&P 500 Index,3 gained 11.96%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),4 returned 0.66%, while the MSCI EM Index (Net)5 had somewhat stronger performance, with a 6.55% gain. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index6 returned a robust 10.12%, the Bloomberg Barclays Global Aggregate ex-USD Index7 gained a more modest 5.94%, and the Bloomberg Barclays Municipal Bond Index8 gained 5.36% while the ICE BofA U.S. High Yield Index9 returned 3.10%.

The fiscal year began with supportive central bank actions.

The period began with unresolved U.S.-China trade tensions showing no signs of compromise in August 2019. Evidence of a continued global economic slowdown mounted, and central banks in China, New Zealand, and Thailand cut interest rates after the U.S. Federal Reserve (Fed) had done so in late July. Industrial and manufacturing data declined in China, Canada, Japan, and Germany. Adding to global uncertainty, Italy’s prime minister resigned, many feared a crackdown in Hong Kong as protestors sustained their calls for reform, and U.K. Prime Minister Boris Johnson planned to suspend Parliament as Brexit’s deadline neared.

[1]

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[2]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[3]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[4]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[5]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[6]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[7]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[8]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[9]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Disciplined U.S. Core Fund

Letter to shareholders (unaudited)

In the U.S., the Fed cut interest rates again in September. U.S. manufacturing data disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the Brexit impasse showed no signs of resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. Although the S&P 500 Index finished the third quarter with the best year-to-date returns in more than 20 years, concerns about future returns remained.

The fourth quarter started on a strong note, with U.S.-China trade tensions relaxing in October along with renewed optimism for a U.K. Brexit deal and positive macroeconomic data. The initial estimate of U.S. third-quarter gross domestic product (GDP) growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. However, despite strength among U.S. consumers, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the Fed lowered interest rates another quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to an all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly, and manufacturing and services activity picked up. While consumer confidence and purchasing managers’ activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of President Trump had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility picked up sharply in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose, and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1%. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower and the S&P 500 Index lost 8.2% for the month. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, partly aimed at dissuading further U.S. shale production, causing the price of West Texas Intermediate crude oil to plummet.

Wells Fargo Disciplined U.S. Core Fund  |  3

Letter to shareholders (unaudited)

“The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems.”

“Financial markets posted widely positive returns in June despite ongoing economic weakness and high levels of uncertainty on the containment of the coronavirus and the timing of an effective vaccine.”

The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central banks responded swiftly, slashing interest rates and expanding quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed introduced several new lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Markets rebounded strongly in April, fueled by unprecedented government and central bank stimulus measures. The U.S. economy contracted by an annualized 5.0% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real GDP shrank 3.8%, with the composite April Flash Purchasing Managers’ Index, a monthly survey of purchasing managers, falling to an all-time low of 13.5. The European Central Bank expanded its quantitative easing to include the purchase of additional government bonds of countries with the greatest virus-related need, including Italy and Spain. China’s first-quarter GDP fell by 6.8% year over year. However, retail sales, production, and investment showed signs of recovery. Extreme oil-price volatility continued as global supply far exceeded demand.

In May, the global equity market rebound continued, with widespread strong monthly gains. Investors regained confidence on reports of early signs of success in human trials of a coronavirus vaccine. Growth stocks continued to outperform value stocks while returns on global government bonds were generally flat. In the U.S., a gap grew between the stock market rebound and devastating economic data points, including an April unemployment rate of 14.7%, the highest level since World War II. Purchasing managers’ indices reflected weakening activity in May in both the manufacturing and services sectors. U.S. corporate earnings reports indicated a 14% year-over-year contraction in earnings from the first quarter of 2019. However, high demand for technology, driven by remote activity, supported robust information technology sector earnings, which helped drive major technology stocks higher.

Financial markets posted widely positive returns in June despite ongoing economic weakness and high levels of uncertainty on the containment of the coronavirus and the timing of an effective vaccine. There were hopeful signs as economies reopened, with both U.S. and U.K. retail sales rebounding substantially in May. However, year over year, sales remained depressed. Vitally important to market sentiment was the ongoing commitment by central banks globally to do all they could to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 bonus weekly unemployment benefits due to expire at the end of July. However, unemployment remained in the double digits, easing somewhat from 14.7% in April to 11.1% in June. During June, numerous states reported alarming increases of coronavirus cases. China’s economic recovery picked up momentum in June, though it remained far from a full recovery.

July was a broadly positive month for both global equities and fixed income. However, economic data and a resurgence of coronavirus cases pointed to the vulnerability of the global economy and the ongoing imperative to regain control of the pandemic. Second-quarter GDP shrank by 9.5% and 12.1% in the U.S. and eurozone, respectively, from the previous quarter. In contrast, China reported a 3.2% year-over-year expansion in its second-quarter GDP. U.S. unemployment remained historically high despite adding 1.8 million jobs in July, with a double-digit jobless rate persisting. However, manufacturing activity grew in both the U.S. and eurozone. In Asia, while China’s manufacturing sector continued to expand, activity in Japan and South Korea contracted. In July, a rising concern

4  |  Wells Fargo Disciplined U.S. Core Fund

Letter to shareholders (unaudited)

was the rapid and broad reemergence of coronavirus infections. Despite the ongoing promise of positive early-stage vaccine trial results, economic activity could be held back by the continued spread of the virus and the end of a widely received $600-a-week bonus unemployment benefit in late July.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Notice to Shareholders

At a meeting held on August 10-12, 2020, the Board of Trustees of the Fund approved a change to the Fund’s automatic conversion feature for Class C shares in order to shorten the required holding period from 10 to 8 years. As a result, on a monthly basis beginning November 5, 2020, Class C shares will convert automatically into Class A shares 8 years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, 8 years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis.

Please note that a shorter holding period may apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus for further information.

Wells Fargo Disciplined U.S. Core Fund  |  5

Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Justin P. Carr, CFA®‡

Robert M. Wicentowski, CFA®‡

Average annual total returns (%) as of July 31, 2020

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (EVSAX)	2-28-1990	3.67	8.21	12.31	9.97	9.50	12.98	0.84	0.84

Class C (EVSTX)	6-30-1999	8.09	8.68	12.13	9.09	8.68	12.13	1.59	1.59

Class R (EVSHX)[3]	9-30-2015	–	–	–	9.68	9.23	12.68	1.09	1.09

Class R6 (EVSRX)[4]	9-30-2015	–	–	–	10.39	9.96	13.47	0.41	0.41

Administrator Class (EVSYX)	2-21-1995	–	–	–	10.08	9.62	13.14	0.76	0.74

Institutional Class (EVSIX)	7-30-2010	–	–	–	10.39	9.89	13.44	0.51	0.48

S&P 500 Index[5]	–	–	–	–	11.96	11.49	13.84	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Disciplined U.S. Core Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of July 31, 2020[6]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through November 30, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.87% for Class A, 1.62% for Class C, 1.12% for Class R, 0.43% for Class R6, 0.74% for Administrator Class, and 0.48% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for the Class R shares prior to their inception reflects the performance of the Administrator Class shares, adjusted to reflect higher expenses applicable to the Class R shares.

[4]

Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

[5]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[6]

The chart compares the performance of Class A shares for the most recent ten years with the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[7]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Disciplined U.S. Core Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the S&P 500 Index, for the 12-month period that ended July 31, 2020.

∎

Stock selection was the main performance detractor for the Fund, adding value in only 4 of the 11 sectors. Favorable stock selection came from real estate, consumer discretionary, energy, and health care. Notable weakness in stock selection was found within financials, information technology (IT), communication services, and utilities. The Fund’s exposure to valuation characteristics, such as price/earnings (P/E), also detracted from performance relative to the benchmark index.

∎

Sector weighting decisions were modestly additive to performance. Contributions to total return came from being underweight the consumer discretionary and industrials sectors. Variation in sector weights were relatively small, as is typical for the strategy.

Heightened uncertainty and volatility influenced investors.

During the second half of 2019, U.S. equity markets rose sharply, capping off the S&P 500 Index’s largest annual gain since 2013. Investors entered 2020 with high expectations, bolstered by steady U.S. economic growth, accommodative monetary policy, and a reduction in global trade tensions. However, once the coronavirus outbreak spiraled into a global pandemic, equity markets rapidly entered bear territory as volatility and fear escalated across the world. The U.S. Congress responded by passing the $2 trillion Coronavirus Aid, Relief, and Economic Security Act, the most significant U.S. fiscal stimulus since World War II. The Federal Reserve (Fed) implemented an “all means necessary” approach and used an arsenal of emergency monetary policy tools to ensure the liquidity and functioning of financial markets. The aggressiveness of the $18 trillion global monetary and fiscal response cushioned the pandemic’s initial economic blow and was a significant catalyst for the market rebound following March’s historic decline. U.S. equities rallied on better-than-expected economic data, a reduction in quarantine restrictions, optimism over potential vaccines and effective treatments, and signs that the global economic collapse had bottomed.

Ten largest holdings (%) as of July 31, 2020[7]

Apple Incorporated	6.62

Microsoft Corporation	6.19

Amazon.com Incorporated	4.87

Alphabet Incorporated Class C	1.95

Facebook Incorporated Class A	1.90

Johnson & Johnson	1.81

Alphabet Incorporated Class A	1.78

The Procter & Gamble Company	1.59

Berkshire Hathaway Incorporated Class B	1.59

The Home Depot Incorporated	1.51

Stock selection detracted from performance while sector allocation decisions helped.

Stock selection was the main detractor from performance during the period. The most notable weakness came from the financials sector, specifically due to our holdings of diversified financials and insurance companies such as Synchrony Financial, Reinsurance Group of America, Hartford Financial Services Group, and Capital One Financial Corp. Within IT, performance headwinds came from the semiconductor industry, where the portfolio’s overweight to NVIDIA Corp. and Intel detracted from relative performance.

Sector allocation as of July 31, 2020[8]

Stock selection within the real estate sector contributed to relative results, specifically due to data center and wireless tower real estate investment trusts such as Equinix, Prologis, SBA Communications, and American Tower Corp. The Fund also benefited from a modest overweight to and stock selection within the consumer discretionary sector. PulteGroup, a leading U.S. homebuilder, contributed to relative results, as did Best Buy Co., The Home Depot, Inc., and Target Corp. within the retail industry. The Fund’s underweight to the hard-hit energy sector also added to relative performance.

Please see footnotes on page 7.

8  |  Wells Fargo Disciplined U.S. Core Fund

Performance highlights (unaudited)

The Fund was misaligned with the large-cap growth theme that drove the market.

Characteristics that are typically favored in the portfolio include attractive valuation, earnings consistency, profitability, improving sentiment, and momentum. For the trailing 12 months, those characteristics, in aggregate, were misaligned with market trends, leading to weak relative performance. The lower P/E ratio and better profitability characteristics favored by our quantitative stock selection model have led to a higher exposure to cyclical value companies rather than secular growth or low-volatility companies. The market continued its extended trend of strongly preferring secular growth stocks over value. During the downturn, we reduced our exposure to travel and leisure, interest rate risk, supply-chain risk, and weak consumer spending. We continue to monitor the balance sheet strength and liquidity characteristics of our holdings to increase our confidence that they will be able to weather this crisis. We are looking for opportunities to increase exposure to secular growth companies should their ranks improve to meet our buy discipline while maintaining exposure to fundamentally strong companies at attractive valuations that will benefit from a broadening of the market when economic growth recovers.

Our market outlook is cautious.

The coronavirus pandemic inflicted a major external shock to the global economic system and will have lasting repercussions. The massive global monetary and fiscal response did not eliminate the pandemic, but it may have prevented a deep recession from spiraling into an economic depression. Equity markets recovered most of their losses and an economic recovery has begun, but the true depth and duration of the damage is highly uncertain.

With most U.S. states reducing quarantine restrictions in May and June, the rebound in third-quarter gross domestic product is expected to be strong. However, the increase in coronavirus cases within the Western and Southeastern U.S. has investors worried about a second wave of infection, which may restrain consumer spending and business confidence. If a second wave does appear and leads to another round of economic shutdowns, policymakers will likely pursue a more targeted quarantine approach in comparison to the initial outbreak.

Until a widely proven treatment or vaccine is available, the risk of a spike in infections and renewed quarantines will persist and delay a full economic recovery. The longer the crisis continues, the greater the risk of prolonged economic turmoil. However, there is growing optimism about vaccine clinical trials and the efficacy of inexpensive steroid treatments.

The devastating impact of the pandemic should dissipate as daily coronavirus infections peak, new therapies prove successful, and quarantines are no longer necessary. However, the depth and length of the coronavirus recession and the speed and strength of the recovery is still unclear. The path forward will be volatile as equity markets will be highly susceptible to positive and negative virus-related news. As we monitor the macroeconomic environment, we will continue to diligently focus on company fundamentals and disciplined portfolio risk management.

Please see footnotes on page 7.

Wells Fargo Disciplined U.S. Core Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2020 to July 31, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2020	Ending account value 7-31-2020	Expenses paid during the period[1]	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,020.73	$4.32	0.86%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.59	$4.32	0.86%

Class C

Actual	$1,000.00	$1,016.43	$8.07	1.61%

Hypothetical (5% return before expenses)	$1,000.00	$1,016.86	$8.07	1.61%

Class R

Actual	$1,000.00	$1,019.41	$5.57	1.11%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.34	$5.57	1.11%

Class R6

Actual	$1,000.00	$1,022.39	$2.16	0.43%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.73	$2.16	0.43%

Administrator Class

Actual	$1,000.00	$1,021.21	$3.72	0.74%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.18	$3.72	0.74%

Institutional Class

Actual	$1,000.00	$1,022.61	$2.41	0.48%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.48	$2.41	0.48%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Disciplined U.S. Core Fund

Portfolio of investments—July 31, 2020

	Shares	Value
Common Stocks: 98.05%

Communication Services: 10.17%

Diversified Telecommunication Services: 2.39%
AT&T Incorporated	350,577	$10,370,071
Verizon Communications Incorporated	196,202	11,277,691

		21,647,762

Entertainment: 1.42%
Activision Blizzard Incorporated	38,807	3,206,622
Netflix Incorporated †	12,709	6,213,176
The Walt Disney Company	29,205	3,415,233

		12,835,031

Interactive Media & Services: 5.63%
Alphabet Incorporated Class A †	10,791	16,056,468
Alphabet Incorporated Class C †	11,866	17,596,803
Facebook Incorporated Class A †	67,847	17,210,748

		50,864,019

Media: 0.73%
Comcast Corporation Class A	90,803	3,886,368
Discovery Communications Incorporated Class A †	127,867	2,697,994

		6,584,362

Consumer Discretionary: 11.85%

Automobiles: 0.33%
General Motors Company	120,509	2,999,469

Hotels, Restaurants & Leisure: 1.31%
Chipotle Mexican Grill Incorporated †	1,832	2,116,253
Las Vegas Sands Corporation	30,133	1,315,004
McDonald’s Corporation	22,531	4,377,323
Starbucks Corporation	53,365	4,084,023

		11,892,603

Household Durables: 1.10%
D.R. Horton Incorporated	80,466	5,323,631
PulteGroup Incorporated	105,329	4,592,344

		9,915,975

Internet & Direct Marketing Retail: 4.87%
Amazon.com Incorporated †	13,922	44,058,675

Multiline Retail: 0.74%
Target Corporation	53,145	6,689,893

Specialty Retail: 2.56%
AutoZone Incorporated †	2,853	3,444,769
Best Buy Company Incorporated	60,171	5,992,430
The Home Depot Incorporated	51,582	13,694,505

		23,131,704

Textiles, Apparel & Luxury Goods: 0.94%
Nike Incorporated Class B	86,677	8,460,542

The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined U.S. Core Fund  |  11

Portfolio of investments—July 31, 2020

	Shares	Value
Consumer Staples: 6.86%

Beverages: 0.75%
PepsiCo Incorporated	13,118	$1,805,824
The Coca-Cola Company	105,679	4,992,276

		6,798,100

Food & Staples Retailing: 1.82%
Costco Wholesale Corporation	11,321	3,685,325
Sysco Corporation	25,017	1,322,148
Walgreens Boots Alliance Incorporated	51,948	2,114,803
Walmart Incorporated	72,278	9,352,773

		16,475,049

Food Products: 0.93%
General Mills Incorporated	37,703	2,385,469
Pilgrim’s Pride Corporation †	131,817	2,023,391
Tyson Foods Incorporated Class A	64,745	3,978,580

		8,387,440

Household Products: 2.07%
Kimberly-Clark Corporation	28,762	4,372,974
The Procter & Gamble Company	109,656	14,378,095

		18,751,069

Personal Products: 0.58%
The Estee Lauder Companies Incorporated Class A	26,755	5,285,183

Tobacco: 0.71%
Altria Group Incorporated	60,175	2,476,201
Philip Morris International Incorporated	50,888	3,908,707

		6,384,908

Energy: 2.47%

Oil, Gas & Consumable Fuels: 2.47%
Chevron Corporation	78,677	6,604,147
ConocoPhillips	38,074	1,423,587
Exxon Mobil Corporation	206,738	8,699,535
Marathon Petroleum Corporation	78,610	3,002,902
Valero Energy Corporation	46,461	2,612,502

		22,342,673

Financials: 9.78%

Banks: 3.29%
Bank of America Corporation	337,527	8,397,672
Citigroup Incorporated	67,954	3,398,380
Citizens Financial Group Incorporated	44,934	1,114,813
JPMorgan Chase & Company	102,737	9,928,504
Popular Incorporated	33,330	1,236,876
Signature Bank	17,427	1,786,790
US Bancorp	105,812	3,898,114

		29,761,149

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Disciplined U.S. Core Fund

Portfolio of investments—July 31, 2020

	Shares	Value
Capital Markets: 2.07%
Ameriprise Financial Incorporated	28,662	$4,403,343
Bank of New York Mellon Corporation	110,746	3,970,244
CME Group Incorporated	11,118	1,847,589
Morgan Stanley	76,595	3,743,964
Northern Trust Corporation	60,848	4,767,441

		18,732,581

Consumer Finance: 0.42%
Capital One Financial Corporation	22,940	1,463,572
Synchrony Financial	103,193	2,283,661

		3,747,233

Diversified Financial Services: 2.03%
Berkshire Hathaway Incorporated Class B †	73,216	14,334,228
Equitable Holdings Incorporated	197,578	4,042,446

		18,376,674

Insurance: 1.97%
MetLife Incorporated	108,804	4,118,231
Reinsurance Group of America Incorporated	31,258	2,664,745
The Allstate Corporation	27,741	2,618,473
The Hartford Financial Services Group Incorporated	89,416	3,784,085
The Progressive Corporation	50,866	4,595,234

		17,780,768

Health Care: 14.93%

Biotechnology: 2.88%
AbbVie Incorporated	103,359	9,809,803
Amgen Incorporated	37,830	9,255,866
Biogen Incorporated †	7,914	2,173,897
Gilead Sciences Incorporated	69,151	4,808,069

		26,047,635

Health Care Equipment & Supplies: 2.81%
Abbott Laboratories	52,741	5,307,854
Baxter International Incorporated	31,259	2,700,152
Danaher Corporation	5,269	1,073,822
Edwards Lifesciences Corporation †	51,909	4,070,185
Medtronic plc	79,399	7,660,416
Zimmer Biomet Holdings Incorporated	34,059	4,593,197

		25,405,626

Health Care Providers & Services: 3.83%
AmerisourceBergen Corporation	51,269	5,136,641
Anthem Incorporated	11,332	3,102,702
Cardinal Health Incorporated	30,594	1,671,044
Cigna Corporation	16,287	2,812,602
CVS Health Corporation	20,857	1,312,740
Humana Incorporated	10,551	4,140,740
McKesson Corporation	30,543	4,586,337
UnitedHealth Group Incorporated	39,340	11,911,365

		34,674,171

Health Care Technology: 0.58%
Veeva Systems Incorporated Class A †	19,871	5,257,270

The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined U.S. Core Fund  |  13

Portfolio of investments—July 31, 2020

	Shares	Value
Life Sciences Tools & Services: 0.11%
Thermo Fisher Scientific Incorporated	2,329	$964,090

Pharmaceuticals: 4.72%
Bristol-Myers Squibb Company	131,294	7,701,706
Eli Lilly & Company	5,157	775,046
Johnson & Johnson	112,151	16,347,130
Merck & Company Incorporated	135,346	10,860,163
Pfizer Incorporated	181,304	6,976,578

		42,660,623

Industrials: 7.29%

Aerospace & Defense: 1.64%
Howmet Aerospace Incorporated	42,877	633,722
Lockheed Martin Corporation	12,414	4,704,534
Northrop Grumman Corporation	6,979	2,268,245
Raytheon Technologies Corporation	114,583	6,494,564
The Boeing Company	4,620	729,960

		14,831,025

Air Freight & Logistics: 0.82%
Expeditors International of Washington Incorporated	30,621	2,587,781
United Parcel Service Incorporated Class B	33,708	4,812,154

		7,399,935

Airlines: 0.36%
Delta Air Lines Incorporated	100,529	2,510,209
United Airlines Holdings Incorporated †	23,459	736,143

		3,246,352

Building Products: 0.47%
Carrier Global Corporation	44,260	1,205,642
Masco Corporation	53,978	3,085,382

		4,291,024

Commercial Services & Supplies: 0.52%
Waste Management Incorporated	42,583	4,667,097

Construction & Engineering: 0.54%
Quanta Services Incorporated	123,087	4,919,787

Electrical Equipment: 0.66%
AMETEK Incorporated	34,214	3,190,456
Eaton Corporation plc	29,540	2,751,060

		5,941,516

Industrial Conglomerates: 0.51%
Honeywell International Incorporated	31,117	4,647,946

Machinery: 0.98%
Caterpillar Incorporated	14,543	1,932,474
Cummins Incorporated	23,626	4,565,961
Illinois Tool Works Incorporated	12,547	2,321,070

		8,819,505

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Disciplined U.S. Core Fund

Portfolio of investments—July 31, 2020

	Shares	Value
Road & Rail: 0.20%
Union Pacific Corporation	10,156	$1,760,543

Trading Companies & Distributors: 0.59%
W.W. Grainger Incorporated	15,728	5,371,584

Information Technology: 27.88%

Communications Equipment: 1.18%
Cisco Systems Incorporated	226,969	10,690,240

Electronic Equipment, Instruments & Components: 0.59%
Keysight Technologies Incorporated †	39,612	3,956,843
Zebra Technologies Corporation Class A †	4,779	1,341,704

		5,298,547

IT Services: 4.56%
Accenture plc Class A	27,381	6,154,701
Amdocs Limited	48,703	3,024,456
Cognizant Technology Solutions Corporation Class A	25,653	1,752,613
International Business Machines Corporation	19,943	2,451,792
MasterCard Incorporated Class A	21,887	6,752,796
PayPal Holdings Incorporated †	37,995	7,449,680
Visa Incorporated Class A	71,798	13,670,339

		41,256,377

Semiconductors & Semiconductor Equipment: 5.10%
Applied Materials Incorporated	74,774	4,810,211
Broadcom Incorporated	20,033	6,345,453
Intel Corporation	198,346	9,467,055
Lam Research Corporation	7,727	2,914,315
Micron Technology Incorporated †	98,318	4,921,307
NVIDIA Corporation	20,086	8,528,315
QUALCOMM Incorporated	86,199	9,103,476

		46,090,132

Software: 9.44%
Adobe Incorporated †	14,320	6,362,662
Cadence Design Systems Incorporated †	40,113	4,382,345
Fortinet Incorporated †	25,914	3,583,906
Intuit Incorporated	18,140	5,557,552
Microsoft Corporation	273,216	56,012,012
Oracle Corporation	113,396	6,287,808
Salesforce.com Incorporated †	16,196	3,155,791

		85,342,076

Technology Hardware, Storage & Peripherals: 7.01%
Apple Incorporated	140,928	59,900,037
HP Incorporated	200,510	3,524,966

		63,425,003

Materials: 1.59%

Chemicals: 0.67%
Eastman Chemical Company	24,445	1,824,330
LyondellBasell Industries NV Class A	67,634	4,228,478

		6,052,808

The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined U.S. Core Fund  |  15

Portfolio of investments—July 31, 2020

			Shares	Value
Metals & Mining: 0.92%
Arconic Corporation †			10,720	$174,629
Nucor Corporation			82,436	3,458,190
Reliance Steel & Aluminum Company			48,178	4,733,970

				8,366,789

Real Estate: 2.80%

Equity REITs: 2.80%
American Tower Corporation			24,876	6,502,338
AvalonBay Communities Incorporated			15,348	2,350,086
Crown Castle International Corporation			8,301	1,383,777
Equinix Incorporated			3,416	2,683,200
Essex Property Trust Incorporated			7,761	1,713,163
Prologis Incorporated			72,682	7,662,136
SBA Communications Corporation			9,666	3,011,346

				25,306,046

Utilities: 2.43%

Electric Utilities: 1.14%
Eversource Energy			20,235	1,822,566
NRG Energy Incorporated			124,332	4,203,665
The Southern Company			79,066	4,317,794

				10,344,025

Independent Power & Renewable Electricity Producers: 0.77%
AES Corporation			227,957	3,471,785
Vistra Energy Corporation			188,304	3,513,753

				6,985,538

Multi-Utilities: 0.52%
Dominion Energy Incorporated			38,037	3,082,138
Sempra Energy			12,670	1,576,908

				4,659,046

Total Common Stocks (Cost $563,024,892)				886,625,218

	Yield
Short-Term Investments: 1.84%

Investment Companies: 1.76%
Wells Fargo Government Money Market Select Class (l)(u)	0.10%		15,915,451	15,915,451

		Maturity date	Principal
U.S. Treasury Securities: 0.08%
U.S. Treasury Bill #(z)	0.10	10-1-2020	$700,000	699,895

Total Short-Term Investments (Cost $16,615,325)				16,615,346

Total investments in securities (Cost $579,640,217)	99.89%	903,240,564

Other assets and liabilities, net	0.11	996,470

Total net assets	100.00%	$904,237,034

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Disciplined U.S. Core Fund

Portfolio of investments—July 31, 2020

†	Non-income-earning security
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.
#	All or a portion of this security is segregated as collateral for investments in derivative instruments.
(z)	Zero coupon security. The rate represents the current yield to maturity.

Abbreviations:

REIT	Real investment trust

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Long

S&P 500 E-Mini Index	88	9-18-2020	$13,906,476	$14,359,400	$452,924	$0

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC *	$4,463,486	$73,540,239	$(78,002,324)	($1,401)	$0	$58,752	#	$0
Wells Fargo Government Money Market Fund Select Class	7,316,959	248,042,221	(239,443,729)	0	0	91,333		15,915,451

				($1,401)	$0	$150,085		$15,915,451	1.76%

*	No longer held at the end of the period.

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined U.S. Core Fund  |  17

Statement of assets and liabilities—July 31, 2020

Assets
Investments in unaffiliated securities, at value (cost $563,724,766)	$887,325,113
Investments in affiliated securities, at value (cost $15,915,451)	15,915,451
Segregated cash for futures contracts	1,217,000
Receivable for Fund shares sold	353,784
Receivable for dividends	1,017,000
Receivable for daily variation margin on open futures contracts	63,339
Prepaid expenses and other assets	225,601

Total assets	906,117,288

Liabilities
Payable for Fund shares redeemed	1,346,892
Management fee payable	271,782
Administration fees payable	114,165
Distribution fees payable	19,347
Shareholder servicing fees payable	111,120
Trustees’ fees and expenses payable	3,771
Accrued expenses and other liabilities	13,177

Total liabilities	1,880,254

Total net assets	$904,237,034

Net assets consist of
Paid-in capital	$503,155,023
Total distributable earnings	401,082,011

Total net assets	$904,237,034

Computation of net asset value and offering price per share
Net assets – Class A	$421,005,133
Shares outstanding – Class A1	23,107,333
Net asset value per share – Class A	$18.22
Maximum offering price per share – Class A2	$19.33
Net assets – Class C	$29,140,703
Shares outstanding – Class C1	1,744,586
Net asset value per share – Class C	$16.70
Net assets – Class R	$3,507,129
Shares outstanding – Class R1	190,830
Net asset value per share – Class R	$18.38
Net assets – Class R6	$253,222,554
Shares outstanding – Class R6[1]	13,523,457
Net asset value per share – Class R6	$18.72
Net assets – Administrator Class	$50,654,757
Shares outstanding – Administrator Class[1]	2,696,858
Net asset value per share – Administrator Class	$18.78
Net assets – Institutional Class	$146,706,758
Shares outstanding – Institutional Class[1]	7,914,329
Net asset value per share – Institutional Class	$18.54

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Disciplined U.S. Core Fund

Statement of operations—year ended July 31, 2020

Investment income
Dividends (net of foreign withholding taxes of $6,638)	$20,886,059
Income from affiliated securities	137,227
Interest	9,447

Total investment income	21,032,733

Expenses
Management fee	3,469,025
Administration fees
Class A	876,976
Class C	71,498
Class R	6,515
Class R6	88,995
Administrator Class	71,002
Institutional Class	244,610
Shareholder servicing fees
Class A	1,042,803
Class C	84,974
Class R	7,749
Administrator Class	136,015
Distribution fees
Class C	255,000
Class R	7,705
Custody and accounting fees	62,321
Professional fees	54,447
Registration fees	119,725
Shareholder report expenses	107,010
Trustees’ fees and expenses	21,002
Interest expense	2,640
Other fees and expenses	93,155

Total expenses	6,823,167
Less: Fee waivers and/or expense reimbursements
Class A	(12,968)
Class C	(11)
Class R6	(4,972)
Administrator Class	(20,094)
Institutional Class	(82,021)

Net expenses	6,703,101

Net investment income	14,329,632

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	70,604,142
Affiliated securities	(1,401)
Futures contracts	930,657

Net realized gains on investments	71,533,398

Net change in unrealized gains (losses) on
Unaffiliated securities	(1,821,726)
Futures contracts	452,924

Net change in unrealized gains (losses) on investments	(1,368,802)

Net realized and unrealized gains (losses) on investments	70,164,596

Net increase in net assets resulting from operations	$84,494,228

The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined U.S. Core Fund  |  19

Statement of changes in net assets

	Year ended July 31, 2020		Year ended July 31, 2019

Operations
Net investment income		$14,329,632		$20,796,365
Net realized gains on investments		71,533,398		27,061,264
Net change in unrealized gains (losses) on investments		(1,368,802)		(3,387,087)

Net increase in net assets resulting from operations		84,494,228		44,470,542

Distributions to shareholders from net investment income and net realized gains
Class A		(18,684,889)		(27,282,105)
Class C		(1,266,022)		(2,771,228)
Class R		(125,676)		(201,547)
Class R6		(13,828,583)		(25,476,362)
Administrator Class		(2,526,202)		(3,946,556)
Institutional Class		(9,162,742)		(24,186,334)

Total distributions to shareholders		(45,594,114)		(83,864,132)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,168,491	19,900,273	1,886,725	30,921,236
Class C	95,422	1,502,772	472,068	6,869,156
Class R	46,128	784,721	37,989	635,336
Class R6	2,828,938	48,881,704	3,079,018	48,714,888
Administrator Class	204,842	3,475,476	426,111	7,266,082
Institutional Class	1,095,326	19,014,160	4,282,122	73,227,240

		93,559,106		167,633,938

Reinvestment of distributions
Class A	983,735	17,558,389	1,648,190	25,532,516
Class C	71,599	1,167,986	177,775	2,524,825
Class R	6,899	124,243	12,745	199,335
Class R6	704,180	12,911,375	1,506,629	23,955,923
Administrator Class	122,596	2,255,074	235,868	3,758,071
Institutional Class	466,052	8,456,868	1,264,383	19,892,703

		42,473,935		75,863,373

Payment for shares redeemed
Class A	(4,165,810)	(70,522,271)	(5,568,268)	(92,539,888)
Class C	(864,975)	(13,589,760)	(1,440,204)	(21,524,938)
Class R	(41,436)	(711,640)	(55,966)	(904,117)
Class R6	(9,188,798)	(160,807,048)	(9,937,174)	(168,483,143)
Administrator Class	(934,084)	(15,485,846)	(2,534,639)	(43,971,874)
Institutional Class	(9,902,961)	(170,810,159)	(12,205,371)	(203,720,141)

		(431,926,724)		(531,144,101)

Net decrease in net assets resulting from capital share transactions		(295,893,683)		(287,646,790)

Total decrease in net assets		(256,993,569)		(327,040,380)

Net assets
Beginning of period		1,161,230,603		1,488,270,983

End of period		$904,237,034		$1,161,230,603

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Disciplined U.S. Core Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2020	2019	2018	2017	2016
Net asset value, beginning of period	$17.29	$17.70	$16.30	$14.50	$15.45
Net investment income	0.23	0.25	0.24	0.22	0.21
Net realized and unrealized gains (losses) on investments	1.47	0.38	1.90	1.94	0.47

Total from investment operations	1.70	0.63	2.14	2.16	0.68
Distributions to shareholders from
Net investment income	(0.33)	(0.19)	(0.15)	(0.15)	(0.19)
Net realized gains	(0.44)	(0.85)	(0.59)	(0.21)	(1.44)

Total distributions to shareholders	(0.77)	(1.04)	(0.74)	(0.36)	(1.63)
Net asset value, end of period	$18.22	$17.29	$17.70	$16.30	$14.50
Total return[1]	9.97%	4.31%	13.28%	15.12%	5.22%
Ratios to average net assets (annualized)
Gross expenses	0.86%	0.84%	0.83%	0.85%	0.87%
Net expenses	0.85%	0.84%	0.83%	0.85%	0.87%
Net investment income	1.25%	1.40%	1.33%	1.45%	1.60%
Supplemental data
Portfolio turnover rate	50%	63%	73%	60%	52%
Net assets, end of period (000s omitted)	$421,005	$434,367	$480,602	$467,491	$412,629

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined U.S. Core Fund  |  21

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2020	2019	2018	2017	2016
Net asset value, beginning of period	$15.85	$16.28	$15.04	$13.45	$14.50
Net investment income	0.11	0.12	0.09	0.10	0.14
Net realized and unrealized gains (losses) on investments	1.32	0.35	1.76	1.79	0.38

Total from investment operations	1.43	0.47	1.85	1.89	0.52
Distributions to shareholders from
Net investment income	(0.14)	(0.05)	(0.02)	(0.09)	(0.13)
Net realized gains	(0.44)	(0.85)	(0.59)	(0.21)	(1.44)

Total distributions to shareholders	(0.58)	(0.90)	(0.61)	(0.30)	(1.57)
Net asset value, end of period	$16.70	$15.85	$16.28	$15.04	$13.45
Total return[1]	9.09%	3.59%	12.41%	14.27%	4.43%
Ratios to average net assets (annualized)
Gross expenses	1.60%	1.59%	1.58%	1.60%	1.62%
Net expenses	1.60%	1.59%	1.58%	1.60%	1.62%
Net investment income	0.51%	0.66%	0.58%	0.69%	0.82%
Supplemental data
Portfolio turnover rate	50%	63%	73%	60%	52%
Net assets, end of period (000s omitted)	$29,141	$38,708	$52,647	$54,054	$46,801

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Disciplined U.S. Core Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R	2020	2019	2018	2017	2016[1]
Net asset value, beginning of period	$17.44	$17.88	$16.51	$14.77	$14.62
Net investment income	0.18	0.19 [2]	0.18 [2]	0.17 [2]	0.13 [2]
Net realized and unrealized gains (losses) on investments	1.49	0.41	1.94	1.99	1.72

Total from investment operations	1.67	0.60	2.12	2.16	1.85
Distributions to shareholders from
Net investment income	(0.29)	(0.19)	(0.16)	(0.21)	(0.26)
Net realized gains	(0.44)	(0.85)	(0.59)	(0.21)	(1.44)

Total distributions to shareholders	(0.73)	(1.04)	(0.75)	(0.42)	(1.70)
Net asset value, end of period	$18.38	$17.44	$17.88	$16.51	$14.77
Total return[3]	9.68%	4.07%	12.97%	14.86%	13.56%
Ratios to average net assets (annualized)
Gross expenses	1.10%	1.09%	1.08%	1.10%	1.12%
Net expenses	1.10%	1.09%	1.08%	1.10%	1.12%
Net investment income	0.97%	1.15%	1.04%	1.10%	1.12%
Supplemental data
Portfolio turnover rate	50%	63%	73%	60%	52%
Net assets, end of period (000s omitted)	$3,507	$3,126	$3,298	$2,001	$201

[1]	For the period from September 30, 2015 (commencement of class operations) to July 31, 2016

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined U.S. Core Fund  |  23

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R6	2020	2019	2018	2017	2016[1]
Net asset value, beginning of period	$17.76	$18.17	$16.71	$14.86	$14.62
Net investment income	0.31	0.32	0.30 [2]	0.28 [2]	0.22 [2]
Net realized and unrealized gains (losses) on investments	1.51	0.40	1.97	1.99	1.72

Total from investment operations	1.82	0.72	2.27	2.27	1.94
Distributions to shareholders from
Net investment income	(0.42)	(0.28)	(0.22)	(0.21)	(0.26)
Net realized gains	(0.44)	(0.85)	(0.59)	(0.21)	(1.44)

Total distributions to shareholders	(0.86)	(1.13)	(0.81)	(0.42)	(1.70)
Net asset value, end of period	$18.72	$17.76	$18.17	$16.71	$14.86
Total return[3]	10.39%	4.77%	13.78%	15.56%	14.24%
Ratios to average net assets (annualized)
Gross expenses	0.43%	0.41%	0.40%	0.42%	0.44%
Net expenses	0.42%	0.41%	0.40%	0.42%	0.43%
Net investment income	1.70%	1.84%	1.71%	1.77%	1.88%
Supplemental data
Portfolio turnover rate	50%	63%	73%	60%	52%
Net assets, end of period (000s omitted)	$253,223	$340,606	$445,678	$41,770	$4,024

[1]	For the period from September 30, 2015 (commencement of class operations) to July 31, 2016

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Disciplined U.S. Core Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$17.80	$18.17	$16.71	$14.85	$15.80
Net investment income	0.24 [1]	0.26 [1]	0.25 [1]	0.25 [1]	0.24 [1]
Net realized and unrealized gains (losses) on investments	1.53	0.41	1.97	1.98	0.48

Total from investment operations	1.77	0.67	2.22	2.23	0.72
Distributions to shareholders from
Net investment income	(0.35)	(0.19)	(0.17)	(0.16)	(0.23)
Net realized gains	(0.44)	(0.85)	(0.59)	(0.21)	(1.44)

Total distributions to shareholders	(0.79)	(1.04)	(0.76)	(0.37)	(1.67)
Net asset value, end of period	$18.78	$17.80	$18.17	$16.71	$14.85
Total return	10.08%	4.43%	13.40%	15.24%	5.36%
Ratios to average net assets (annualized)
Gross expenses	0.77%	0.76%	0.75%	0.77%	0.78%
Net expenses	0.74%	0.74%	0.74%	0.74%	0.74%
Net investment income	1.37%	1.50%	1.42%	1.60%	1.71%
Supplemental data
Portfolio turnover rate	50%	63%	73%	60%	52%
Net assets, end of period (000s omitted)	$50,655	$58,808	$94,058	$94,294	$116,807

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined U.S. Core Fund  |  25

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$17.57	$17.98	$16.55	$14.72	$15.66
Net investment income	0.29 [1]	0.30 [1]	0.28	0.27 [1]	0.28 [1]
Net realized and unrealized gains (losses) on investments	1.51	0.40	1.95	1.98	0.47

Total from investment operations	1.80	0.70	2.23	2.25	0.75
Distributions to shareholders from
Net investment income	(0.39)	(0.26)	(0.21)	(0.21)	(0.25)
Net realized gains	(0.44)	(0.85)	(0.59)	(0.21)	(1.44)

Total distributions to shareholders	(0.83)	(1.11)	(0.80)	(0.42)	(1.69)
Net asset value, end of period	$18.54	$17.57	$17.98	$16.55	$14.72
Total return	10.39%	4.69%	13.65%	15.51%	5.64%
Ratios to average net assets (annualized)
Gross expenses	0.52%	0.51%	0.50%	0.52%	0.54%
Net expenses	0.48%	0.48%	0.48%	0.48%	0.48%
Net investment income	1.67%	1.77%	1.67%	1.76%	1.96%
Supplemental data
Portfolio turnover rate	50%	63%	73%	60%	52%
Net assets, end of period (000s omitted)	$146,707	$285,616	$411,988	$353,573	$163,674

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo Disciplined U.S. Core Fund

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Disciplined U.S. Core Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Futures contracts

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Fund may buy and sell futures contracts in

Wells Fargo Disciplined U.S. Core Fund  |  27

Notes to financial statements

order to gain exposure to, or protect against, changes in security values and is subject to equity price risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of July 31, 2020, the aggregate cost of all investments for federal income tax purposes was $588,204,212 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$346,291,614

Gross unrealized losses	(30,802,338)

Net unrealized gains	$315,489,276

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

28  |  Wells Fargo Disciplined U.S. Core Fund

Notes to financial statements

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$91,931,174	$0	$0	$91,931,174

Consumer discretionary	107,148,861	0	0	107,148,861

Consumer staples	62,081,749	0	0	62,081,749

Energy	22,342,673	0	0	22,342,673

Financials	88,398,405	0	0	88,398,405

Health care	135,009,415	0	0	135,009,415

Industrials	65,896,314	0	0	65,896,314

Information technology	252,102,375	0	0	252,102,375

Materials	14,419,597	0	0	14,419,597

Real estate	25,306,046	0	0	25,306,046

Utilities	21,988,609	0	0	21,988,609

Short-term investments

Investment companies	15,915,451	0	0	15,915,451

U.S. Treasury securities	699,895	0	0	699,895

	903,240,564	0	0	903,240,564

Futures contracts	452,924	0	0	452,924

Total assets	$903,693,488	$0	$0	$903,693,488

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

For the year ended July 31, 2020, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection

Wells Fargo Disciplined U.S. Core Fund  |  29

Notes to financial statements

with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $1 billion	0.350%

Next $4 billion	0.325

Next $5 billion	0.290

Over $10 billion	0.280

For the year ended July 31, 2020, the management fee was equivalent to an annual rate of 0.35% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.25% and declining to 0.15% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C, Class R	0.21%

Class R6	0.03

Administrator Class, Institutional Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through November 30, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.87% for Class A shares, 1.62% for Class C shares, 1.12% for Class R shares, 0.43% for Class R6 shares, 0.74% for Administrator Class shares, and 0.48% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a distribution plan for Class C and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended July 31, 2020, Funds Distributor received $7,246 from the sale of Class A shares and $45 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended July 31, 2020.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

30  |  Wells Fargo Disciplined U.S. Core Fund

Notes to financial statements

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2020 were $485,091,042 and $819,657,602, respectively.

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of July 31, 2020, the Fund did not have any securities on loan.

7. DERIVATIVE TRANSACTIONS

During the year ended July 31, 2020, the Fund entered into futures contracts for to gain market exposure. The Fund had an average notional amount of $7,054,992 in long futures contracts during the year ended July 31, 2020.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

8. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

During the year ended July 31, 2020, the Fund had average borrowings outstanding of $76,968 at an average interest rate of 3.43% and paid interest in the amount of $2,640.

9. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended July 31, 2020 and July 31, 2019 were as follows:

	Year ended July 31

	2020	2019

Ordinary income	$20,794,580	$19,978,044

Long-term capital gain	24,799,534	63,886,088

As of July 31, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains

$18,004,981	$67,624,612	$315,489,276

Wells Fargo Disciplined U.S. Core Fund  |  31

Notes to financial statements

10. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. As of the end of the period, the Fund invested a concentration of its portfolio in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

11. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

12. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.

13. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

32  |  Wells Fargo Disciplined U.S. Core Fund

Report of independent registered public accounting firm

To the Shareholders of the Fund and Board of Trustees

Wells Fargo Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Disciplined U.S. Core Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of July 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian, transfer agent, and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

September 25, 2020

Wells Fargo Disciplined U.S. Core Fund  |  33

Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2020.

Pursuant to Section 852 of the Internal Revenue Code, $24,799,534 was designated as a 20% rate gain distribution for the fiscal year ended July 31, 2020.

Pursuant to Section 854 of the Internal Revenue Code, $20,794,580 of income dividends paid during the fiscal year ended July 31, 2020 has been designated as qualified dividend income (QDI).

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

34  |  Wells Fargo Disciplined U.S. Core Fund

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 147 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Wells Fargo Disciplined U.S. Core Fund  |  35

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019 and Interim President of the McKnight Foundation since 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

36  |  Wells Fargo Disciplined U.S. Core Fund

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 82 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Wells Fargo Disciplined U.S. Core Fund  |  37

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Disciplined U.S. Core Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 26, 2020 and May 28, 2020 (together, the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Disciplined U.S. Core Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2020, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2020. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Adviser’s business continuity plans and of their approaches to data privacy and cybersecurity, and related testing. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.

The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

38  |  Wells Fargo Disciplined U.S. Core Fund

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2019. The Board also considered more current results for various time periods ended March 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was lower than the average investment performance of the Universe for the one- and three-year periods ended December 31, 2019, and higher than the average investment performance of the Universe for the five- and ten-year periods ended December 31, 2019. The Board also noted that the investment performance of the Fund (Administrator Class) was in range of the average investment performance of the Universe for the one-year period ended March 31, 2020, lower than the average investment performance for the three-year period ended March 31, 2020, and higher than the average investment performance for the five- and ten-year periods ended March 31, 2020. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the S&P 500 Index, for all periods ended December 31, 2019. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the S&P 500 Index, for all periods ended March 31, 2020.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance. The Board took note of a portfolio manager change that occurred in 2019. The Board also took note of the Fund’s outperformance relative to the Universe over the longer time periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Wells Fargo Disciplined U.S. Core Fund  |  39

Other information (unaudited)

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.

Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

40  |  Wells Fargo Disciplined U.S. Core Fund

Other information (unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Wells Fargo Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment manager, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementation and on-going administration of the Program.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.

At a meeting of the Board held on May 26 and 28, 2020, the Board received a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The Report covered the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the Report. There were no material changes to the Program during the Reporting Period. The Report concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Wells Fargo Disciplined U.S. Core Fund  |  41

Appendix I (unaudited)

Effective on or after May 1, 2020, clients of Edward Jones (also referred to as “shareholders”) purchasing Fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in the Fund’s Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Wells Fargo Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints available at Edward Jones

Rights of Accumulation (ROA)

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of Wells Fargo Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.

ROA is determined by calculating the higher of cost or market value (current shares x NAV).

Letter of Intent (LOI)

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to makeover a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

Sales charges are waived for the following shareholders and in the following situations at Edward Jones:

●   Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing.

● Shares purchased in an Edward Jones fee-based program.
● Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

●   Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.

●   Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

● Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions available at Edward Jones:
● The death or disability of the shareholder.
● Systematic withdrawals with up to 10% per year of the account value.
● Return of excess contributions from an Individual Retirement Account (IRA).

●   Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulation.

● Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
● Shares exchanged in an Edward Jones fee-based program.
● Shares acquired through NAV reinstatement.

42  |  Wells Fargo Disciplined U.S. Core Fund

Appendix I (unaudited)

Other Important Information for accounts at Edward Jones:
Minimum Purchase Amounts
● $250 initial purchase minimum
● $50 subsequent purchase minimum

Minimum Balances
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
● A fee-based account held on an Edward Jones platform
● A 529 account held on an Edward Jones platform
● An account with an active systematic investment plan or letter of intent (LOI)

Changing Share Classes
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares.

Wells Fargo Disciplined U.S. Core Fund  |  43

Appendix II (unaudited)

Effective June 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“Oppenheimer”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Oppenheimer

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

Shares purchased by or through a 529 Plan.

Shares purchased through an Oppenheimer affiliated investment advisory program.

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

A shareholder in the Fund’s Class C shares will have their shares exchanged at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Oppenheimer.

Employees and registered representatives of Oppenheimer or its affiliates and their family members.

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Prospectus.
CDSC Waivers on A and C Shares available at Oppenheimer

Death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Prospectus.

Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus.

Shares sold to pay Oppenheimer fees but only if the transaction is initiated by Oppenheimer.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Oppenheimer: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in the Prospectus.

Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Oppenheimer. Eligible fund family assets not held at Oppenheimer may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

44  |  Wells Fargo Disciplined U.S. Core Fund

Appendix III (unaudited)

Effective June 15, 2020, shareholders purchasing fund shares through a Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or the SAI.

Front-end Sales Load Waivers on Class A Shares available at Baird

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund.

Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird.

Shares purchase from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

A shareholder in the Funds Investor C Shares will have their share exchanged at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the exchange is in line with the policies and procedures of Baird.

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
CDSC Waivers on A and C Shares available at Baird

Shares sold due to death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares bought due to returns of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s Prospectus.

Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Baird: Breakpoint and/or Rights of Accumulation

Breakpoints as described in the Prospectus.

Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time.

Wells Fargo Disciplined U.S. Core Fund  |  45

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved

PAR-0820-01025 09-20

A203/AR203 07-20

Annual Report

July 31, 2020

Wells Fargo Endeavor Select Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Endeavor Select Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Endeavor Select Fund for the 12-month period that ended July 31, 2020. Global stock markets saw earlier gains erased in February and March as governments around the world took unprecedented measures, attempting to stop the spread of the coronavirus at the expense of short-term economic output. However, markets rebounded from April on to offset much of the losses as central banks attempted to bolster capital markets and confidence. Fixed-income markets generally performed well overall, achieving widespread gains. Overall, U.S. stocks surpassed their international peers, while U.S. large-cap equity, as measured by the Russell 1000® Index1, easily outperformed small caps, as measured by the Russell 2000® Index2, for the 12-month period that began last August.

For the 12-month period, fixed-income securities generally had positive total returns while non-U.S. developed market equities had the weakest performance and U.S. stocks performed strongly despite sharp volatility in the late winter and early spring. For the period, U.S. stocks, based on the S&P 500 Index,3 gained 11.96%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),4 returned 0.66%, while the MSCI EM Index (Net)5 had somewhat stronger performance, with a 6.55% gain. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index6 returned a robust 10.12%, the Bloomberg Barclays Global Aggregate ex-USD Index7 gained a more modest 5.94%, and the Bloomberg Barclays Municipal Bond Index8 gained 5.36% while the ICE BofA U.S. High Yield Index9 returned 3.10%.

The fiscal year began with supportive central bank actions.

The period began with unresolved U.S.-China trade tensions showing no signs of compromise in August 2019. Evidence of a continued global economic slowdown mounted, and central banks in China, New Zealand, and Thailand cut interest rates after the U.S. Federal Reserve (Fed) had done so in late July. Industrial and manufacturing data declined in China, Canada, Japan, and Germany. Adding to global uncertainty, Italy’s prime minister resigned, many feared a crackdown in Hong Kong as protestors sustained their calls for reform, and U.K. Prime Minister Boris Johnson planned to suspend Parliament as Brexit’s deadline neared.

[1]

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[2]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[3]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[4]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[5]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[6]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[7]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[8]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[9]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Endeavor Select Fund

Letter to shareholders (unaudited)

In the U.S., the Fed cut interest rates again in September. U.S. manufacturing data disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the Brexit impasse showed no signs of resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. Although the S&P 500 Index finished the third quarter with the best year-to-date returns in more than 20 years, concerns about future returns remained.

The fourth quarter started on a strong note, with U.S.-China trade tensions relaxing in October along with renewed optimism for a U.K. Brexit deal and positive macroeconomic data. The initial estimate of U.S. third-quarter gross domestic product (GDP) growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. However, despite strength among U.S. consumers, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the Fed lowered interest rates another quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to an all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly, and manufacturing and services activity picked up. While consumer confidence and purchasing managers’ activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of President Trump had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility picked up sharply in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose, and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1%. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower and the S&P 500 Index lost 8.2% for the month. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, partly aimed at dissuading further U.S. shale production, causing the price of West Texas Intermediate crude oil to plummet.

Wells Fargo Endeavor Select Fund  |  3

Letter to shareholders (unaudited)

“The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems.”

“Financial markets posted widely positive returns in June despite ongoing economic weakness and high levels of uncertainty on the containment of the coronavirus and the timing of an effective vaccine.”

The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central banks responded swiftly, slashing interest rates and expanding quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed introduced several new lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Markets rebounded strongly in April, fueled by unprecedented government and central bank stimulus measures. The U.S. economy contracted by an annualized 5.0% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real GDP shrank 3.8%, with the composite April Flash Purchasing Managers’ Index, a monthly survey of purchasing managers, falling to an all-time low of 13.5. The European Central Bank expanded its quantitative easing to include the purchase of additional government bonds of countries with the greatest virus-related need, including Italy and Spain. China’s first-quarter GDP fell by 6.8% year over year. However, retail sales, production, and investment showed signs of recovery. Extreme oil-price volatility continued as global supply far exceeded demand.

In May, the global equity market rebound continued, with widespread strong monthly gains. Investors regained confidence on reports of early signs of success in human trials of a coronavirus vaccine. Growth stocks continued to outperform value stocks while returns on global government bonds were generally flat. In the U.S., a gap grew between the stock market rebound and devastating economic data points, including an April unemployment rate of 14.7%, the highest level since World War II. Purchasing managers’ indices reflected weakening activity in May in both the manufacturing and services sectors. U.S. corporate earnings reports indicated a 14% year-over-year contraction in earnings from the first quarter of 2019. However, high demand for technology, driven by remote activity, supported robust information technology sector earnings, which helped drive major technology stocks higher.

Financial markets posted widely positive returns in June despite ongoing economic weakness and high levels of uncertainty on the containment of the coronavirus and the timing of an effective vaccine. There were hopeful signs as economies reopened, with both U.S. and U.K. retail sales rebounding substantially in May. However, year over year, sales remained depressed. Vitally important to market sentiment was the ongoing commitment by central banks globally to do all they could to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 bonus weekly unemployment benefits due to expire at the end of July. However, unemployment remained in the double digits, easing somewhat from 14.7% in April to 11.1% in June. During June, numerous states reported alarming increases of coronavirus cases. China’s economic recovery picked up momentum in June, though it remained far from a full recovery.

July was a broadly positive month for both global equities and fixed income. However, economic data and a resurgence of coronavirus cases pointed to the vulnerability of the global economy and the ongoing imperative to regain control of the pandemic. Second-quarter GDP shrank by 9.5% and 12.1% in the U.S. and eurozone, respectively, from the previous quarter. In contrast, China reported a 3.2% year-over-year expansion in its second-quarter GDP. U.S. unemployment remained historically high despite adding 1.8 million jobs in July, with a double-digit jobless rate persisting. However, manufacturing activity grew in both the U.S. and eurozone. In Asia, while China’s manufacturing sector continued to expand, activity in Japan and South Korea contracted. In July, a rising concern

4  |  Wells Fargo Endeavor Select Fund

Letter to shareholders (unaudited)

was the rapid and broad reemergence of coronavirus infections. Despite the ongoing promise of positive early-stage vaccine trial results, economic activity could be held back by the continued spread of the virus and the end of a widely received $600-a-week bonus unemployment benefit in late July.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Notice to Shareholders

At a meeting held on August 10-12, 2020, the Board of Trustees of the Fund approved a change to the Fund’s automatic conversion feature for Class C shares in order to shorten the required holding period from 10 to 8 years. As a result, on a monthly basis beginning November 5, 2020, Class C shares will convert automatically into Class A shares 8 years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, 8 years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis.

Please note that a shorter holding period may apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus for further information.

Wells Fargo Endeavor Select Fund  |  5

Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Michael T. Smith, CFA®‡

Christopher J. Warner, CFA®‡

Average annual total returns (%) as of July 31, 2020

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (STAEX)	12-29-2000	19.26	15.89	15.64	26.57	17.28	16.34	1.30	1.03

Class C (WECCX)	12-29-2000	24.48	16.39	15.46	25.48	16.39	15.46	2.05	1.78

Class R6 (WECRX)[3]	9-20-2019	–	–	–	27.02	17.73	16.83	0.87	0.60

Administrator Class (WECDX)	4-8-2005	–	–	–	26.59	17.49	16.59	1.22	0.94

Institutional Class (WFCIX)	4-8-2005	–	–	–	26.91	17.71	16.82	0.97	0.70

Russell 1000® Growth Index[4]	–	–	–	–	29.84	16.84	17.29	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk, focused portfolio risk, and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Endeavor Select Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of July 31, 2020[5]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through November 30, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.03% for Class A, 1.78% for Class C, 0.60% for Class R6, 0.94% for Administrator Class, and 0.70% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and is not adjusted to reflect the Class R6 expenses. If these expenses had been included, returns for the Class R6 would be higher.

[4]	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares for the most recent ten years with the Russell 1000® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Endeavor Select Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

∎	The Fund underperformed its benchmark, the Russell 1000® Growth Index, for the 12-month period that ended July 31, 2020.

∎	Stock selection and positioning within the information technology (IT) sector detracted from performance.

∎	Stock selection in the consumer discretionary sector was a key contributor to performance.

Global pandemic triggers massive policy response.

Over the past 12 months, global economies shifted from long-toothed bull markets to rapid recessions, spurred by a global pandemic and shelter-at-home orders. Central banks and governments rallied quickly to prevent a possible depression by proposing massive stimulus packages. Within the United States, the Federal Reserve (Fed) took extraordinary measures to provide liquidity, including launching programs to purchase exchange-traded funds and corporate bonds. These aggressive actions signaled the Fed would effectively take any measures to support the economy. The equity markets were further fueled by optimism as progress continued on the development of therapeutic treatments and vaccines for the coronavirus.

Despite increased uncertainty, we have not significantly repositioned the Fund. It remains positioned toward companies with high visibility of earnings growth and those that we believe are positioned on the right side of change. We believe this strategy will prove beneficial should volatility levels remain elevated.

Ten largest holdings (%) as of July 31, 2020[6]

Amazon.com Incorporated	10.32

Microsoft Corporation	9.03

Alphabet Incorporated Class A	5.39

Visa Incorporated Class A	4.26

PayPal Holdings Incorporated	3.90

UnitedHealth Group Incorporated	3.75

ServiceNow Incorporated	3.31

The Home Depot Incorporated	3.03

The Sherwin-Williams Company	2.75

Waste Connections Incorporated	2.48

Select IT holdings detracted from relative performance.

Within IT, shares in Motorola Solutions, Inc., detracted from performance. The company provides key technology to first responders and emergency command centers. It is expanding its software and service portfolio to provide an end-to-end solution for public safety customers. Motorola recently reported above-consensus earnings. However, it lowered expected revenue due to uncertainty in public sector spending as a result of the coronavirus. While this prompted a sell-off in the stock, we expect Motorola’s recurring revenue will soften the impact of near-term uncertainties.

Also within IT, not holding Apple Inc. significantly detracted from relative performance. Although a quality enterprise, Apple does not have the level of organic growth we seek in target investments. The company still relies heavily on smartphone sales, which have reached a saturation point. In our view, Apple share outperformance has been driven more by valuation expansion as opposed to a true acceleration in the company’s fundamentals.

Sector allocation as of July 31, 2020[7]

Stock selection in the consumer discretionary sector contributed to performance relative to the index.

Shares of Amazon.com, Inc., outperformed during the period. The e-commerce retailer continues to benefit from the powerful shift to online retail spending, which was accelerated during the coronavirus crisis. Additionally, the recurring revenue nature of Amazon Web Services, which functions as critical cloud infrastructure for enterprises, proved valuable during a global work-from-home environment.

Also within consumer discretionary, MercadoLibre, Inc., was a notable contributor. Similar to Amazon.com, the company has become a disruptive force to the traditional retail model in Latin America, yet it is much earlier in its life cycle. Furthermore, the

Please see footnotes on page 7.

8  |  Wells Fargo Endeavor Select Fund

Performance highlights (unaudited)

percentage of online transactions in Latin America rose sharply as a result of stringent shelter-in-place orders. Our research indicates that with rising adoption of e-commerce, new digital payments products, and buildout of its logistics network, MercadoLibre could continue to earn a market capitalization comparable to successful large-cap platform companies in other markets.

While volatility remains high, companies on the “right side of change” provide resiliency.

We do not believe the recovery will unfold in a linear, V-shaped fashion. The vexing challenges of an intertwined health care crisis, financial crisis, and social crisis remain. Progress is being made toward containing and treating the coronavirus, but recent spikes in cases serve as a reminder that we have a long way to go. Given the extreme lack of clarity in forecasting future results, we remain cautious in our outlook and anticipate that volatility will continue.

We did not make material changes to portfolio positioning as a result of the coronavirus. By emphasizing companies on the “right side of change,” we were well positioned to take advantage of the massive shift to themes such as telemedicine, digital payments, and e-commerce. These trends will likely continue for the foreseeable future. We are long-term investors focused on opportunities well beyond 2020. As growth remains scarce, secular growth stocks should have defensive qualities and continue to be rewarded with premium valuations. As financial guidance continues to be revised, we believe this is a great time for active management and deep fundamental research. While we are cautious on the markets overall, we remain optimistic and confident in companies that we believe are positioned on the “right side of change.”

Please see footnotes on page 7.

Wells Fargo Endeavor Select Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2020 to July 31, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2020	Ending account value 7-31-2020	Expenses paid during the period[1]	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,143.88	$5.49	1.03%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.74	$5.17	1.03%

Class C

Actual	$1,000.00	$1,140.97	$9.48	1.78%

Hypothetical (5% return before expenses)	$1,000.00	$1,016.01	$8.92	1.78%

Class R6

Actual	$1,000.00	$1,146.17	$3.20	0.60%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.88	$3.02	0.60%

Administrator Class

Actual	$1,000.00	$1,145.01	$5.01	0.94%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.19	$4.72	0.94%

Institutional Class

Actual	$1,000.00	$1,146.32	$3.74	0.70%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.38	$3.52	0.70%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Endeavor Select Fund

Portfolio of investments—July 31, 2020

	Shares	Value
Common Stocks : 95.54%

Communication Services : 11.69%

Entertainment : 2.35%
Netflix Incorporated †	13,200	$6,453,216

Interactive Media & Services : 9.34%
Alphabet Incorporated Class A †	9,957	14,815,518
Alphabet Incorporated Class C †	1,650	2,446,884
Match Group Incorporated †	33,886	3,480,092
Tencent Holdings Limited ADR	71,750	4,914,158

		25,656,652

Consumer Discretionary : 18.34%

Auto Components : 1.17%
Aptiv plc	41,550	3,230,513

Automobiles : 1.43%
Ferrari NV	21,600	3,924,720

Internet & Direct Marketing Retail : 12.71%
Amazon.com Incorporated †	8,958	28,349,202
MercadoLibre Incorporated †	5,850	6,579,027

		34,928,229

Specialty Retail : 3.03%
The Home Depot Incorporated	31,316	8,314,085

Financials : 4.61%

Capital Markets : 4.61%
Intercontinental Exchange Incorporated	65,190	6,309,088
S&P Global Incorporated	18,141	6,353,885

		12,662,973

Health Care : 15.63%

Biotechnology : 1.88%
Exact Sciences Corporation †	54,300	5,144,925

Health Care Equipment & Supplies : 7.65%
Alcon Incorporated †	83,150	4,987,337
DexCom Incorporated †	11,450	4,986,933
Edwards Lifesciences Corporation †	56,550	4,434,086
Intuitive Surgical Incorporated †	9,650	6,614,496

		21,022,852

Health Care Providers & Services : 3.75%
UnitedHealth Group Incorporated	34,047	10,308,751

Pharmaceuticals : 2.35%
Merck & Company Incorporated	80,450	6,455,308

Industrials : 7.03%

Commercial Services & Supplies : 4.64%
Cintas Corporation	19,700	5,946,839
Waste Connections Incorporated	66,440	6,801,463

		12,748,302

The accompanying notes are an integral part of these financial statements.

Wells Fargo Endeavor Select Fund  |  11

Portfolio of investments—July 31, 2020

		Shares	Value
Road & Rail : 2.39%
Union Pacific Corporation		37,800	$6,552,630

Information Technology : 29.96%

Communications Equipment : 1.41%
Motorola Solutions Incorporated		27,700	3,872,460

IT Services : 12.63%
Fiserv Incorporated †		56,294	5,617,578
Global Payments Incorporated		37,443	6,665,603
PayPal Holdings Incorporated †		54,700	10,725,029
Visa Incorporated Class A		61,428	11,695,891

			34,704,101

Software : 15.92%
Atlassian Corporation plc Class A †		23,700	4,186,605
Autodesk Incorporated †		24,000	5,674,320
Microsoft Corporation		120,981	24,802,315
ServiceNow Incorporated †		20,680	9,082,656

			43,745,896

Materials : 6.26%

Chemicals : 5.00%
Air Products & Chemicals Incorporated		21,600	6,191,208
The Sherwin-Williams Company		11,650	7,548,268

			13,739,476

Construction Materials : 1.26%
Vulcan Materials Company		29,500	3,463,890

Real Estate : 2.02%

Equity REITs : 2.02%
SBA Communications Corporation		17,800	5,545,412

Total Common Stocks (Cost $118,853,104)			262,474,391

Yield
Short-Term Investments : 4.51%

Investment Companies : 4.51%
Wells Fargo Government Money Market Select Class (l)(u)	0.10%	12,402,416	12,402,416

Total Short-Term Investments (Cost $12,402,416)			12,402,416

Total investments in securities (Cost $131,255,520)	100.05%	274,876,807

Other assets and liabilities, net	(0.05)	(133,968)

Total net assets	100.00%	$274,742,839

†	Non-income-earning security
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

REIT	Real estate investment trust

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Endeavor Select Fund

Portfolio of investments—July 31, 2020

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC *	$0	$36,031,625	$(36,032,437)	$812	$0	$18,480	#	$0
Wells Fargo Government Money Market Fund Select Class	4,314,739	69,536,177	(61,448,500)	0	0	51,642		12,402,416

				$812	$0	$70,122		$12,402,416	4.51%

*	No longer held at the end of the period

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Endeavor Select Fund  |  13

Statement of assets and liabilities—July 31, 2020

Assets
Investments in unaffiliated securities, at value (cost $118,853,104)	$262,474,391
Investments in affiliated securities, at value (cost $12,402,416)	12,402,416
Receivable for Fund shares sold	462,346
Receivable for dividends	41,443
Prepaid expenses and other assets	145,438

Total assets	275,526,034

Liabilities
Payable for Fund shares redeemed	551,382
Management fee payable	113,344
Administration fees payable	36,603
Distribution fee payable	4,400
Trustees’ fees and expenses payable	4,240
Accrued expenses and other liabilities	73,226

Total liabilities	783,195

Total net assets	$274,742,839

Net assets consist of
Paid-in capital	$116,502,182
Total distributable earnings	158,240,657

Total net assets	$274,742,839

Computation of net asset value and offering price per share
Net assets – Class A	$124,271,256
Shares outstanding – Class A1	12,924,547
Net asset value per share – Class A	$9.62
Maximum offering price per share – Class A2	$10.21
Net assets – Class C	$6,650,574
Shares outstanding – Class C1	1,284,362
Net asset value per share – Class C	$5.18
Net assets – Class R6	$48,435,239
Shares outstanding – Class R6[1]	4,259,486
Net asset value per share – Class R6	$11.37
Net assets – Administrator Class	$8,978,636
Shares outstanding – Administrator Class[1]	842,341
Net asset value per share – Administrator Class	$10.66
Net assets – Institutional Class	$86,407,134
Shares outstanding – Institutional Class[1]	7,608,569
Net asset value per share – Institutional Class	$11.36

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Endeavor Select Fund

Statement of operations—year ended July 31, 2020

Investment income
Dividends (net of foreign withholding taxes of $28,271)	$1,588,691
Income from affiliated securities	59,622

Total investment income	1,648,313

Expenses
Management fee	1,559,173
Administration fees
Class A	196,017
Class C	8,973
Class R6	11,913 [1]
Administrator Class	9,178
Institutional Class	100,749
Shareholder servicing fees
Class A	233,200
Class C	10,668
Administrator Class	17,617
Distribution fee
Class C	31,885
Custody and accounting fees	17,101
Professional fees	45,786
Registration fees	76,640
Shareholder report expenses	40,228
Trustees’ fees and expenses	21,866
Other fees and expenses	19,119

Total expenses	2,400,113
Less: Fee waivers and/or expense reimbursements
Fund-level	(481,108)
Class A	(21,938)
Administrator Class	(1,436)

Net expenses	1,895,631

Net investment loss	(247,318)

Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	18,983,363
Affiliated securities	812

Net realized gains on investments	18,984,175
Net change in unrealized gains (losses) on investments	39,967,714

Net realized and unrealized gains (losses) on investments	58,951,889

Net increase in net assets resulting from operations	$58,704,571

[1]	For the period from September 20, 2019 (commencement of class operations) to July 31, 2020

The accompanying notes are an integral part of these financial statements.

Wells Fargo Endeavor Select Fund  |  15

Statement of changes in net assets

	Year ended July 31, 2020		Year ended July 31, 2019

Operations
Net investment loss		$(247,318)		$(39,219)
Net realized gains on investments		18,984,175		21,279,816
Net change in unrealized gains (losses) on investments		39,967,714		(3,421,390)

Net increase in net assets resulting from operations		58,704,571		17,819,207

Distributions to shareholders from net investment income and net realized gains
Class A		(9,193,804)		(3,430,850)
Class C		(639,884)		(1,168,306)
Class R6		(3,817,296)[1]		N/A
Administrator Class		(594,711)		(567,258)
Institutional Class		(5,072,891)		(23,115,770)

Total distributions to shareholders		(19,318,586)		(28,282,184)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	2,464,894	20,299,260	695,352	5,403,334
Class C	659,230	2,859,235	135,403	567,944
Class R6	6,365,048 [1]	60,326,316 [1]	N/A	N/A
Administrator Class	256,326	2,382,284	17,483	134,106
Institutional Class	4,348,587	41,589,495	927,530	8,358,983

		127,456,590		14,464,367

Reinvestment of distributions
Class A	1,136,944	8,970,487	460,780	3,073,403
Class C	145,449	621,069	298,729	1,168,031
Class R6	410,012 [1]	3,813,107 [1]	N/A	N/A
Administrator Class	67,574	590,592	77,420	566,717
Institutional Class	543,524	5,054,778	2,976,014	23,004,592

		19,050,033		27,812,743

Payment for shares redeemed
Class A	(2,755,225)	(22,584,078)	(731,194)	(5,639,781)
Class C	(362,899)	(1,634,876)	(585,440)	(2,522,025)
Class R6	(2,770,957)[1]	(26,106,890)[1]	N/A	N/A
Administrator Class	(304,554)	(2,668,949)	(114,882)	(964,193)
Institutional Class	(9,604,487)	(91,582,332)	(5,242,746)	(47,188,366)

		(144,577,125)		(56,314,365)

Net asset value of shares issued in acquisition
Class A	9,924,795	82,228,406	0	0
Class C	406,964	1,963,250	0	0
Class R6	255,383 [1]	2,459,686 [1]	N/A	N/A
Administrator Class	539,878	4,913,234	0	0
Institutional Class	1,198,969	11,547,626	0	0

		103,112,202		0

Net increase (decrease) in net assets resulting from capital share transactions		105,041,700		(14,037,255)

Total increase (decrease) in net assets		144,427,685		(24,500,232)

Net assets
Beginning of period		130,315,154		154,815,386

End of period		$274,742,839		$130,315,154

[1]	For the period from September 20, 2019 (commencement of class operations) to July 31, 2020

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Endeavor Select Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2020	2019	2018	2017	2016
Net asset value, beginning of period	$8.33	$9.43	$9.09	$8.96	$13.74
Net investment loss	(0.03)[1]	(0.03)[1]	(0.04)[1]	(0.03)[1]	(0.04)[1]
Net realized and unrealized gains (losses) on investments	2.08	0.97	2.23	1.49	(0.14)

Total from investment operations	2.05	0.94	2.19	1.46	(0.18)
Distributions to shareholders from
Net realized gains	(0.76)	(2.04)	(1.85)	(1.33)	(4.60)
Net asset value, end of period	$9.62	$8.33	$9.43	$9.09	$8.96
Total return[2]	26.57%	15.37%	27.35%	19.39%	(0.07)%
Ratios to average net assets (annualized)
Gross expenses	1.26%	1.30%	1.25%	1.22%	1.28%
Net expenses	1.02%	1.20%	1.20%	1.20%	1.20%
Net investment loss	(0.30)%	(0.35)%	(0.49)%	(0.33)%	(0.36)%
Supplemental data
Portfolio turnover rate	16%	20%	36%	59%	79%
Net assets, end of period (000s omitted)	$124,271	$17,940	$16,301	$12,953	$18,498

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Endeavor Select Fund  |  17

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2020	2019	2018	2017	2016
Net asset value, beginning of period	$4.86	$6.46	$6.80	$7.09	$11.93
Net investment loss	(0.05)[1]	(0.06)[1]	(0.08)[1]	(0.07)[1]	(0.09)[1]
Net realized and unrealized gains (losses) on investments	1.13	0.50	1.59	1.11	(0.15)

Total from investment operations	1.08	0.44	1.51	1.04	(0.24)
Distributions to shareholders from
Net realized gains	(0.76)	(2.04)	(1.85)	(1.33)	(4.60)
Net asset value, end of period	$5.18	$4.86	$6.46	$6.80	$7.09
Total return[2]	25.48%	14.51%	26.43%	18.46%	(0.76)%
Ratios to average net assets (annualized)
Gross expenses	2.01%	2.05%	2.00%	1.97%	2.03%
Net expenses	1.79%	1.95%	1.95%	1.95%	1.95%
Net investment loss	(1.06)%	(1.12)%	(1.22)%	(1.08)%	(1.11)%
Supplemental data
Portfolio turnover rate	16%	20%	36%	59%	79%
Net assets, end of period (000s omitted)	$6,651	$2,116	$3,792	$3,676	$4,845

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Endeavor Select Fund

Financial highlights

(For a share outstanding throughout the period)

CLASS R6	Year ended July 31, 2020[1]
Net asset value, beginning of period	$9.63
Net investment income	0.01
Net realized and unrealized gains (losses) on investments	2.49

Total from investment operations	2.50
Distributions to shareholders from
Net realized gains	(0.76)
Net asset value, end of period	$11.37
Total return[2]	27.68%
Ratios to average net assets (annualized)
Gross expenses	0.82%
Net expenses	0.60%
Net investment income	0.11%
Supplemental data
Portfolio turnover rate	16%
Net assets, end of period (000s omitted)	$48,435

[1]	For the period from September 20, 2019 (commencement of class operations) to July 31, 2020

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Endeavor Select Fund  |  19

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$9.15	$10.12	$9.62	$9.38	$14.13
Net investment income (loss)	(0.02)[1]	(0.01)[1]	(0.03)[1]	(0.01)[1]	0.01 [1]
Net realized and unrealized gains (losses) on investments	2.29	1.08	2.38	1.58	(0.16)

Total from investment operations	2.27	1.07	2.35	1.57	(0.15)
Distributions to shareholders from
Net realized gains	(0.76)	(2.04)	(1.85)	(1.33)	(4.60)
Net asset value, end of period	$10.66	$9.15	$10.12	$9.62	$9.38
Total return	26.59%	15.63%	27.55%	19.71%	0.16%
Ratios to average net assets (annualized)
Gross expenses	1.18%	1.21%	1.16%	1.14%	1.14%
Net expenses	0.94%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	(0.21)%	(0.16)%	(0.28)%	(0.12)%	0.06%
Supplemental data
Portfolio turnover rate	16%	20%	36%	59%	79%
Net assets, end of period (000s omitted)	$8,979	$2,590	$3,068	$3,695	$5,254

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Endeavor Select Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$9.68	$10.57	$9.95	$9.65	$14.39
Net investment income (loss)	0.01 [1]	0.00 [1,2]	(0.01)[1]	0.00 [1,2]	0.00 [1,2]
Net realized and unrealized gains (losses) on investments	2.43	1.15	2.49	1.64	(0.14)

Total from investment operations	2.44	1.15	2.48	1.64	(0.14)
Distributions to shareholders from
Net investment income	0.00	0.00	(0.01)	(0.01)	0.00
Net realized gains	(0.76)	(2.04)	(1.85)	(1.33)	(4.60)

Total distributions to shareholders	(0.76)	(2.04)	(1.86)	(1.34)	(4.60)
Net asset value, end of period	$11.36	$9.68	$10.57	$9.95	$9.65
Total return	26.91%	15.76%	28.01%	19.87%	0.27%
Ratios to average net assets (annualized)
Gross expenses	0.93%	0.97%	0.92%	0.89%	0.95%
Net expenses	0.72%	0.80%	0.80%	0.80%	0.80%
Net investment income (loss)	0.07%	0.05%	(0.08)%	0.05%	0.04%
Supplemental data
Portfolio turnover rate	16%	20%	36%	59%	79%
Net assets, end of period (000s omitted)	$86,407	$107,670	$131,655	$144,199	$162,935

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Endeavor Select Fund  |  21

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Endeavor Select Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

22  |  Wells Fargo Endeavor Select Fund

Notes to financial statements

In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of July 31, 2020, the aggregate cost of all investments for federal income tax purposes was $131,806,624 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$143,779,970

Gross unrealized losses	(709,787)

Net unrealized gains	$143,070,183

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At July 31, 2020, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Total distributable earnings

$(14)	$14

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

Wells Fargo Endeavor Select Fund  |  23

Notes to financial statements

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$32,109,868	$0	$0	$32,109,868

Consumer discretionary	50,397,547	0	0	50,397,547

Financials	12,662,973	0	0	12,662,973

Health care	42,931,836	0	0	42,931,836

Industrials	19,300,932	0	0	19,300,932

Information technology	82,322,457	0	0	82,322,457

Materials	17,203,366	0	0	17,203,366

Real estate	5,545,412	0	0	5,545,412

Short-term investments

Investment companies	12,402,416	0	0	12,402,416

Total assets	$274,876,807	$0	$0	$274,876,807

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended July 31, 2020, the Fund did not have any transfers into/out of Level 3.

24  |  Wells Fargo Endeavor Select Fund

Notes to financial statements

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.700%

Next $500 million	0.675

Next $1 billion	0.650

Next $2 billion	0.625

Next $1 billion	0.600

Next $3 billion	0.590

Next $2 billion	0.565

Next $2 billion	0.555

Next $4 billion	0.530

Over $16 billion	0.505

For the year ended July 31, 2020, the management fee was equivalent to an annual rate of 0.70% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.30% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Class R6	0.03

Administrator Class, Institutional Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through November 30, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.03% for Class A shares, 1.78% for Class C shares, 0.60% for Class R6 shares, 0.94% for Administrator Class shares, and 0.70% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to September 23, 2019, the Fund’s expenses were capped at 1.20% for Class A shares, 1.95% for Class C shares, 1.00% for Administrator Class shares, and 0.80% for Institutional Class shares.

Wells Fargo Endeavor Select Fund  |  25

Notes to financial statements

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended July 31, 2020, Funds Distributor received $6,637 from the sale of Class A shares and $76 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended July 31, 2020.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2020 were $33,631,496 and $57,427,802, respectively.

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of July 31, 2020, the Fund did not have any securities on loan.

7. ACQUISITION

After the close of business on September 20, 2019, the Fund acquired the net assets of Wells Fargo Capital Growth Fund. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. Shareholders holding Class A, Class C, Class R6, Administrator Class and Institutional Class shares of Wells Fargo Capital Growth Fund received Class A, Class C, Class R6, Administrator Class, and Institutional Class shares, respectively, of the Fund in the reorganization. The acquisition was accomplished by a tax-free exchange of all of the shares of Wells Fargo Capital Growth Fund for 12,325,989 shares of the Fund valued at $103,112,202 at an exchange ratio of 0.97, 1.03, 1.14, 1.09, and 1.13 for Class A, Class C, Class R6, Administrator Class and Institutional Class shares, respectively. The investment portfolio of Wells Fargo Capital Growth Fund with a fair value of $101,506,563, identified cost of $55,944,059 and unrealized gains of $45,562,504 at September 20, 2019 were the principal assets acquired by the Fund. The aggregate net assets of Wells Fargo Capital Growth Fund and the Fund immediately prior to the acquisition were $103,112,202 and $124,063,059, respectively. The aggregate net assets of the Fund immediately after the acquisition were $227,175,261. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Wells Fargo Capital Growth Fund was carried forward to align with ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

26  |  Wells Fargo Endeavor Select Fund

Notes to financial statements

Assuming the acquisition had been completed August 1, 2019, the beginning of the annual reporting period for the Fund, the pro forma results of operations for the year ended July 31, 2020 would have been as follows (unaudited):

Net investment loss	$(273,003)

Net realized and unrealized gains on investments	62,562,425

Net increase in net assets resulting from operations	$62,289,422

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Wells Fargo Capital Growth Fund that have been included in the Fund’s Statement of Operations since September 20, 2019.

8. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended July 31, 2020, there were no borrowings by the Fund under the agreement.

9. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended July 31, 2020 and July 31, 2019 were as follows:

	Year ended July 31

	2020	2019

Ordinary income	$750,080	$3,970,538

Long-term capital gain	18,568,506	24,311,646

As of July 31, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains

$2,142,616	$13,027,858	$143,070,183

10. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. As of the end of the period, the Fund invested a concentration of its portfolio in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

11. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

12. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure

Wells Fargo Endeavor Select Fund  |  27

Notes to financial statements

requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.

13. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

28  |  Wells Fargo Endeavor Select Fund

Report of independent registered public accounting firm

To the Shareholders of the Fund and Board of Trustees

Wells Fargo Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Endeavor Select Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of July 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

September 25, 2020

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Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 52.53% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2020.

Pursuant to Section 852 of the Internal Revenue Code, $18,568,506 was designated as a 20% rate gain distribution for the fiscal year ended July 31, 2020.

Pursuant to Section 854 of the Internal Revenue Code, $440,710 of income dividends paid during the fiscal year ended July 31, 2020 has been designated as qualified dividend income (QDI).

For the fiscal year ended July 31, 2020, $750,080 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

30  |  Wells Fargo Endeavor Select Fund

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 147 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

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Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019 and Interim President of the McKnight Foundation since 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

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Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 82 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

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Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Endeavor Select Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 26, 2020 and May 28, 2020 (together, the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Endeavor Select Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2020, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2020. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Adviser’s business continuity plans and of their approaches to data privacy and cybersecurity, and related testing. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.

The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

34  |  Wells Fargo Endeavor Select Fund

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2019. The Board also considered more current results for various time periods ended March 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for the one-, three-, five- and ten-year periods ended December 31, 2019. The Board also noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for all periods ended March 31, 2020. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Russell 1000® Growth Index, for the one-, three- and five-year periods ended December 31, 2019, and lower than its benchmark index for the ten-year period ended December 31, 2019. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Russell 1000 Growth® Index, for the one-, three- and five-year periods ended March 31, 2020, and lower than its benchmark index for the ten-year period ended March 31, 2020.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Wells Fargo Endeavor Select Fund  |  35

Other information (unaudited)

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.

Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

36  |  Wells Fargo Endeavor Select Fund

Other information (unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Wells Fargo Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment manager, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementation and on-going administration of the Program.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.

At a meeting of the Board held on May 26 and 28, 2020, the Board received a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The Report covered the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the Report. There were no material changes to the Program during the Reporting Period. The Report concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Wells Fargo Endeavor Select Fund  |  37

Appendix I (unaudited)

Effective on or after May 1, 2020, clients of Edward Jones (also referred to as “shareholders”) purchasing Fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in the Fund’s Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Wells Fargo Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints available at Edward Jones

Rights of Accumulation (ROA)

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of Wells Fargo Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.

ROA is determined by calculating the higher of cost or market value (current shares x NAV).

Letter of Intent (LOI)

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to makeover a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

Sales charges are waived for the following shareholders and in the following situations at Edward Jones:

●   Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing.

● Shares purchased in an Edward Jones fee-based program.
● Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

●   Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.

●   Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

● Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions available at Edward Jones:
● The death or disability of the shareholder.
● Systematic withdrawals with up to 10% per year of the account value.
● Return of excess contributions from an Individual Retirement Account (IRA).

●   Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulation.

● Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
● Shares exchanged in an Edward Jones fee-based program.
● Shares acquired through NAV reinstatement.

38  |  Wells Fargo Endeavor Select Fund

Appendix I (unaudited)

Other Important Information for accounts at Edward Jones:
Minimum Purchase Amounts
● $250 initial purchase minimum
● $50 subsequent purchase minimum

Minimum Balances
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
● A fee-based account held on an Edward Jones platform
● A 529 account held on an Edward Jones platform
● An account with an active systematic investment plan or letter of intent (LOI)

Changing Share Classes
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares.

Wells Fargo Endeavor Select Fund  |  39

Appendix II (unaudited)

Effective June 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“Oppenheimer”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Oppenheimer

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

Shares purchased by or through a 529 Plan.

Shares purchased through an Oppenheimer affiliated investment advisory program.

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

A shareholder in the Fund’s Class C shares will have their shares exchanged at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Oppenheimer.

Employees and registered representatives of Oppenheimer or its affiliates and their family members.

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Prospectus.
CDSC Waivers on A and C Shares available at Oppenheimer

Death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Prospectus.

Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus.

Shares sold to pay Oppenheimer fees but only if the transaction is initiated by Oppenheimer.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Oppenheimer: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in the Prospectus.

Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Oppenheimer. Eligible fund family assets not held at Oppenheimer may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

40  |  Wells Fargo Endeavor Select Fund

Appendix III (unaudited)

Effective June 15, 2020, shareholders purchasing fund shares through a Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or the SAI.

Front-end Sales Load Waivers on Class A Shares available at Baird

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund.

Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird.

Shares purchase from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

A shareholder in the Funds Investor C Shares will have their share exchanged at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the exchange is in line with the policies and procedures of Baird.

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
CDSC Waivers on A and C Shares available at Baird

Shares sold due to death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares bought due to returns of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s Prospectus.

Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Baird: Breakpoint and/or Rights of Accumulation

Breakpoints as described in the Prospectus.

Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time.

Wells Fargo Endeavor Select Fund  |  41

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved

PAR-0820-01035 09-20

A205/AR205 07-20

Annual Report

July 31, 2020

Wells Fargo Growth Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Growth Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Growth Fund for the 12-month period that ended July 31, 2020. Global stock markets saw earlier gains erased in February and March as governments around the world took unprecedented measures, attempting to stop the spread of the coronavirus at the expense of short-term economic output. However, markets rebounded from April on to offset much of the losses as central banks attempted to bolster capital markets and confidence. Fixed-income markets generally performed well overall, achieving widespread gains. Overall, U.S. stocks surpassed their international peers, while U.S. large-cap equity, as measured by the Russell 1000® Index1, easily outperformed small caps, as measured by the Russell 2000® Index2, for the 12-month period that began last August.

For the 12-month period, fixed-income securities generally had positive total returns while non-U.S. developed market equities had the weakest performance and U.S. stocks performed strongly despite sharp volatility in the late winter and early spring. For the period, U.S. stocks, based on the S&P 500 Index,3 gained 11.96%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),4 returned 0.66%, while the MSCI EM Index (Net)5 had somewhat stronger performance, with a 6.55% gain. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index6 returned a robust 10.12%, the Bloomberg Barclays Global Aggregate ex-USD Index7 gained a more modest 5.94%, and the Bloomberg Barclays Municipal Bond Index8 gained 5.36% while the ICE BofA U.S. High Yield Index9 returned 3.10%.

The fiscal year began with supportive central bank actions.

The period began with unresolved U.S.-China trade tensions showing no signs of compromise in August 2019. Evidence of a continued global economic slowdown mounted, and central banks in China, New Zealand, and Thailand cut interest rates after the U.S. Federal Reserve (Fed) had done so in late July. Industrial and manufacturing data declined in China, Canada, Japan, and Germany. Adding to global uncertainty, Italy’s prime minister resigned, many feared a crackdown in Hong Kong as protestors sustained their calls for reform, and U.K. Prime Minister Boris Johnson planned to suspend Parliament as Brexit’s deadline neared.

[1]

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[2]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[3]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[4]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[5]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[6]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[7]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[8]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[9]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Growth Fund

Letter to shareholders (unaudited)

In the U.S., the Fed cut interest rates again in September. U.S. manufacturing data disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the Brexit impasse showed no signs of resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. Although the S&P 500 Index finished the third quarter with the best year-to-date returns in more than 20 years, concerns about future returns remained.

The fourth quarter started on a strong note, with U.S.-China trade tensions relaxing in October along with renewed optimism for a U.K. Brexit deal and positive macroeconomic data. The initial estimate of U.S. third-quarter gross domestic product (GDP) growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. However, despite strength among U.S. consumers, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the Fed lowered interest rates another quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to an all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly, and manufacturing and services activity picked up. While consumer confidence and purchasing managers’ activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated home buyer activity. The impeachment of President Trump had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility picked up sharply in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose, and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1%. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower and the S&P 500 Index lost 8.2% for the month. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, partly aimed at dissuading further U.S. shale production, causing the price of West Texas Intermediate crude oil to plummet.

Wells Fargo Growth Fund  |  3

Letter to shareholders (unaudited)

“The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems.”

“Financial markets posted widely positive returns in June despite ongoing economic weakness and high levels of uncertainty on the containment of the coronavirus and the timing of an effective vaccine.”

The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central banks responded swiftly, slashing interest rates and expanding quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed introduced several new lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Markets rebounded strongly in April, fueled by unprecedented government and central bank stimulus measures. The U.S. economy contracted by an annualized 5.0% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real GDP shrank 3.8%, with the composite April Flash Purchasing Managers’ Index, a monthly survey of purchasing managers, falling to an all-time low of 13.5. The European Central Bank expanded its quantitative easing to include the purchase of additional government bonds of countries with the greatest virus-related need, including Italy and Spain. China’s first-quarter GDP fell by 6.8% year over year. However, retail sales, production, and investment showed signs of recovery. Extreme oil-price volatility continued as global supply far exceeded demand.

In May, the global equity market rebound continued, with widespread strong monthly gains. Investors regained confidence on reports of early signs of success in human trials of a coronavirus vaccine. Growth stocks continued to outperform value stocks while returns on global government bonds were generally flat. In the U.S., a gap grew between the stock market rebound and devastating economic data points, including an April unemployment rate of 14.7%, the highest level since World War II. Purchasing managers’ indices reflected weakening activity in May in both the manufacturing and services sectors. U.S. corporate earnings reports indicated a 14% year-over-year contraction in earnings from the first quarter of 2019. However, high demand for technology, driven by remote activity, supported robust information technology sector earnings, which helped drive major technology stocks higher.

Financial markets posted widely positive returns in June despite ongoing economic weakness and high levels of uncertainty on the containment of the coronavirus and the timing of an effective vaccine. There were hopeful signs as economies reopened, with both U.S. and U.K. retail sales rebounding substantially in May. However, year over year, sales remained depressed. Vitally important to market sentiment was the ongoing commitment by central banks globally to do all they could to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 bonus weekly unemployment benefits due to expire at the end of July. However, unemployment remained in the double digits, easing somewhat from 14.7% in April to 11.1% in June. During June, numerous states reported alarming increases of coronavirus cases. China’s economic recovery picked up momentum in June, though it remained far from a full recovery.

July was a broadly positive month for both global equities and fixed income. However, economic data and a resurgence of coronavirus cases pointed to the vulnerability of the global economy and the ongoing imperative to regain control of the pandemic. Second-quarter GDP shrank by 9.5% and 12.1% in the U.S. and eurozone, respectively, from the previous quarter. In contrast, China reported a 3.2% year-over-year expansion in its second-quarter GDP. U.S. unemployment remained historically high despite adding 1.8 million jobs in July, with a double-digit jobless rate persisting. However, manufacturing activity grew in both the U.S. and eurozone. In Asia, while China’s manufacturing sector continued to expand, activity in Japan and South Korea contracted. In July, a rising concern

4  |  Wells Fargo Growth Fund

Letter to shareholders (unaudited)

was the rapid and broad reemergence of coronavirus infections. Despite the ongoing promise of positive early-stage vaccine trial results, economic activity could be held back by the continued spread of the virus and the end of a widely received $600-a-week bonus unemployment benefit in late July.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Notice to Shareholders

At a meeting held on August 10-12, 2020, the Board of Trustees of the Fund approved a change to the Fund’s automatic conversion feature for Class C shares in order to shorten the required holding period from 10 to 8 years. As a result, on a monthly basis beginning November 5, 2020, Class C shares will convert automatically into Class A shares 8 years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, 8 years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis.

Please note that a shorter holding period may apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus for further information.

Wells Fargo Growth Fund  |  5

Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Joseph M. Eberhardy, CFA®‡, CPA

Robert Gruendyke, CFA®‡†

Thomas C. Ognar, CFA®‡

Average annual total returns (%) as of July 31, 2020

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (SGRAX)	2-24-2000	19.77	14.63	16.43	27.08	16.00	17.12	1.18	1.16

Class C (WGFCX)	12-26-2002	25.11	15.12	16.24	26.11	15.12	16.24	1.93	1.91

Class R6 (SGRHX)[3]	9-30-2015	–	–	–	27.65	16.52	17.64	0.75	0.70

Administrator Class (SGRKX)	8-30-2002	–	–	–	27.31	16.22	17.37	1.10	0.96

Institutional Class (SGRNX)	2-24-2000	–	–	–	27.58	16.46	17.61	0.85	0.75

Russell 3000® Growth Index[4]	–	–	–	–	28.24	16.18	16.96	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Growth Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of July 31, 2020[5]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

†	Mr. Gruendyke became a portfolio manager of the Fund on July 28, 2020.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through November 30, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.16% for Class A, 1.91% for Class C, 0.70% for Class R6, 0.96% for Administrator Class, and 0.75% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

[4]

The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares for the most recent ten years with the Russell 3000® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[7]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

*	The security was no longer held at the end of the reporting period.

Wells Fargo Growth Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

∎	The Fund underperformed its benchmark, the Russell 3000® Growth Index, for the 12-month period that ended July 31, 2020.

∎	The Fund’s performance was inhibited by select stocks within the consumer discretionary sector.

∎	Holdings within information technology (IT), financials, and consumer discretionary aided the Fund’s performance for the period.

For much of the 12-month period, stocks were largely impervious to tariffs on Chinese goods and other geopolitical events. However, in the first quarter of 2020, the spread of the coronavirus pandemic crippled the global economy, sending U.S. equities into a laconic bear market. The unprecedented spread of the coronavirus prompted global central banks to quickly inject massive liquidity into the markets. On the fiscal side, the U.S. government passed the Coronavirus Aid, Relief, and Economic Security Act and other stimulative measures to support the economy. Shortly after setting a record for the quickest descent into bear market territory in the first quarter of 2020, the S&P 500 Index6 set another record, posting its best 50-day rally ever the following quarter. Although we believe new leadership may arise in the coming periods, we are positioning the Fund so it has the potential to capitalize on an array of outcomes. We believe our diversified and balanced approach to portfolio construction and strict emphasis on sell discipline should help mitigate risk with the goal of providing a less volatile experience for our clients.

Ten largest holdings (%) as of July 31, 2020[7]

Amazon.com Incorporated	9.78

Microsoft Corporation	6.14

Alphabet Incorporated Class A	4.92

Apple Incorporated	3.62

MasterCard Incorporated Class A	3.28

Facebook Incorporated Class A	3.02

Envestnet Incorporated	2.80

Visa Incorporated Class A	2.72

MarketAxess Holdings Incorporated	2.59

PayPal Holdings Incorporated	2.59

Certain consumer discretionary stocks detracted from performance.

Within consumer discretionary, retailers Ulta Beauty Inc., Ollie’s Bargain Outlet Holdings Inc.*, and Levi Strauss & Co.* retraced sharply as traffic fell precipitously amid widespread store closings. Apparel holding Levi Strauss & Co. trailed the market after being hurt by reduced traffic, citing a decline in earnings before interest, taxes, depreciation, and amortization largely due to elevated selling, general, and administrative costs. However, we believe areas such as off-price retail are well positioned as the group has historically held up well relative to peers during recessions and rebounded strongly during the recovery periods. We also expect that many of the specialty retailers and restaurants we own will rebound quickly as the virus subsides with increased pent-up demand for their offerings. Other detractors included IT stock Euronet Worldwide, Inc.*, which retraced after delivering weaker-than-expected revenue growth, citing a deceleration in profitability from its electronic funds transfer segment.

Sector allocation as of July 31, 2020[8]

Performance of financials and IT holdings was beneficial to Fund performance.

Strength within the IT sector came from semiconductor Monolithic Power Systems Inc., which benefited from its BCD5 process technology, which allows it to manufacture chips with higher power density and a smaller footprint than comparable solutions. Other contributors included electronic bond platform MarketAxess Holdings, Inc., due to increased volumes exemplified during the coronavirus pandemic as many of its clients have turned to its platform for liquidity during the crisis. Electronic bond trading platforms provide good ballast to the portfolio due to their countercyclical elements. Also, Amazon.com, Inc., rallied 70%

after posting strong unit growth and Amazon Web Services metrics. The stock has been one of our best performers as demand for its e-commerce capabilities has increased considerably as most retailers had to close their doors during the coronavirus pandemic. The company continues to execute from its four main pillars of cloud computing, e-commerce (which includes groceries), digital advertising, and shipping and logistics.

Please see footnotes on page 7.

8  |  Wells Fargo Growth Fund

Performance highlights (unaudited)

Areas of focus remain in secular areas personified in our SCODIi acronym.

The coronavirus crisis has pulled forward many secular trends as several companies have cited years of transformation compressed into months. This trend can be encapsulated in our SCODIi acronym, which stands for software as a service (SaaS), cloud services, online retail, digital payments, the internet of things, and innovation. Within SaaS, companies that offer communications capabilities are helping workers function remotely. In cloud computing, a surge in e-commerce spend and telemedicine has fostered a precipitous increase in cloud demand. Online shopping is fundamentally changing consumer behaviors and is having a profound effect on digital transactions, an area that is becoming a necessity rather than a luxury. The internet of things has played an essential role as the need for home office electronics are supported by more powerful underlying chip hardware. Lastly, within innovation, critical procedures have resumed eliciting a spur in demand for medical devices.

The equity market has shown marked resiliency this year. The economy appears to be improving, but there are many risks abound. We believe the recovery will be uneven as some businesses will be permanently impaired while others will likely see a pull forward in demand. It is an exciting time to be a stock picker in an area where change is occurring at a rapid pace and there is greater disparity among companies. Still, we believe this is the time to be extra vigilant on risk given the wider range of outcomes. We believe our approach is built for such markets and our long track record provides a useful guide in helping navigate potentially more volatile periods ahead.

Wells Fargo Growth Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2020 to July 31, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2020	Ending account value 7-31-2020	Expenses paid during the period[1]	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,166.52	$6.25	1.16%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	$5.82	1.16%

Class C

Actual	$1,000.00	$1,162.55	$10.27	1.91%

Hypothetical (5% return before expenses)	$1,000.00	$1,015.37	$9.57	1.91%

Class R6

Actual	$1,000.00	$1,169.09	$3.78	0.70%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.38	$3.52	0.70%

Administrator Class

Actual	$1,000.00	$1,167.81	$5.17	0.96%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.09	$4.82	0.96%

Institutional Class

Actual	$1,000.00	$1,169.09	$4.04	0.75%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.13	$3.77	0.75%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Growth Fund

Portfolio of investments—July 31, 2020

	Shares	Value
Common Stocks: 99.90%

Communication Services: 11.91%

Entertainment: 0.83%
Roku Incorporated †	249,200	$38,598,588
Spotify Technology SA †	13,500	3,480,570

		42,079,158

Interactive Media & Services: 10.46%
Alphabet Incorporated Class A †	169,035	251,515,628
Alphabet Incorporated Class C †	18,990	28,161,410
Facebook Incorporated Class A †	609,800	154,687,966
Pinterest Incorporated Class A †	2,587,906	88,739,297
ZoomInfo Technologies Incorporated †	296,732	12,127,437

		535,231,738

Media: 0.62%
Cardlytics Incorporated †	479,300	31,835,106

Consumer Discretionary: 14.44%

Diversified Consumer Services: 0.91%
Bright Horizons Family Solutions Incorporated †	117,030	12,550,297
Chegg Incorporated †	188,672	15,276,772
Grand Canyon Education Incorporated †	211,450	18,764,073

		46,591,142

Hotels, Restaurants & Leisure: 0.70%
Chipotle Mexican Grill Incorporated †	19,700	22,756,652
Planet Fitness Incorporated Class A †	120,000	6,264,000
Starbucks Corporation	89,800	6,872,394

		35,893,046

Internet & Direct Marketing Retail: 9.92%
Amazon.com Incorporated †	158,070	500,240,968
Etsy Incorporated †	60,600	7,173,828

		507,414,796

Specialty Retail: 2.91%
Burlington Stores Incorporated †	317,750	59,737,000
CarMax Incorporated †	476,800	46,235,296
Five Below Incorporated †	310,159	33,779,417
The Home Depot Incorporated	29,010	7,701,865
Ulta Beauty Incorporated †	6,100	1,177,239

		148,630,817

Consumer Staples: 0.85%

Beverages: 0.49%
The Coca-Cola Company	533,800	25,216,712

Personal Products: 0.36%
The Estee Lauder Companies Incorporated Class A	91,760	18,126,270

The accompanying notes are an integral part of these financial statements.

Wells Fargo Growth Fund  |  11

Portfolio of investments—July 31, 2020

	Shares	Value
Financials: 5.10%

Capital Markets: 4.23%
Assetmark Financial Holdings †	766,187	$21,338,308
MarketAxess Holdings Incorporated	256,821	132,699,411
Tradeweb Markets Incorporated Class A	1,150,867	62,227,379

		216,265,098

Consumer Finance: 0.70%
LendingTree Incorporated †	104,160	36,069,566

Insurance: 0.17%
Lemonade Incorporated †	152,653	8,881,352

Health Care: 14.49%

Biotechnology: 3.61%
Biohaven Pharmaceutical Holding Company †	554,000	35,478,160
BioMarin Pharmaceutical Incorporated †	121,600	14,568,896
Emergent BioSolutions Incorporated †	41,600	4,627,584
Exact Sciences Corporation †	485,800	46,029,550
Natera Incorporated †	1,309,895	62,901,158
Vertex Pharmaceuticals Incorporated †	77,500	21,080,000

		184,685,348

Health Care Equipment & Supplies: 6.92%
Boston Scientific Corporation †	2,416,586	93,207,722
DexCom Incorporated †	106,500	46,385,010
Edwards Lifesciences Corporation †	784,500	61,512,645
Insulet Corporation †	170,400	34,652,544
Intuitive Surgical Incorporated †	50,000	34,272,000
iRhythm Technologies Incorporated †	94,400	11,750,912
Novocure Limited †	653,000	49,490,870
Stryker Corporation	117,500	22,712,750

		353,984,453

Health Care Technology: 1.76%
Veeva Systems Incorporated Class A †	340,650	90,125,771

Life Sciences Tools & Services: 1.32%
Adaptive Biotechnologies Corporation †	591,737	22,083,625
Repligen Corporation †	300,400	45,333,364

		67,416,989

Pharmaceuticals: 0.88%
MyoKardia Incorporated †	176,000	15,862,880
Pacira Pharmaceuticals Incorporated †	233,400	12,279,174
Royalty Pharma plc Class A †	55,866	2,405,031
Zoetis Incorporated	97,370	14,769,082

		45,316,167

Industrials: 8.69%

Building Products: 0.13%
The AZEK Company Incorporated †	197,629	6,818,201

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Growth Fund

Portfolio of investments—July 31, 2020

	Shares	Value
Commercial Services & Supplies: 3.58%
Casella Waste Systems Incorporated Class A †	669,624	$37,103,866
Copart Incorporated †	772,970	72,079,453
Waste Connections Incorporated	721,205	73,829,756

		183,013,075

Electrical Equipment: 0.16%
Generac Holdings Incorporated †	51,400	8,099,612

Professional Services: 1.30%
CoStar Group Incorporated †	62,600	53,194,976
TransUnion	146,600	13,130,962

		66,325,938

Road & Rail: 3.52%
CSX Corporation	709,346	50,604,744
Norfolk Southern Corporation	351,890	67,636,777
Union Pacific Corporation	358,460	62,139,041

		180,380,562

Information Technology: 42.89%

IT Services: 13.66%
Global Payments Incorporated	440,170	78,359,063
MasterCard Incorporated Class A	544,470	167,985,329
MongoDB Incorporated †	189,920	43,506,874
PayPal Holdings Incorporated †	675,590	132,462,931
Switch Incorporated Class A	2,129,125	38,302,959
Twilio Incorporated Class A †	357,239	99,105,243
Visa Incorporated Class A	729,910	138,974,864

		698,697,263

Semiconductors & Semiconductor Equipment: 5.12%
Maxim Integrated Products Incorporated	180,900	12,317,481
Microchip Technology Incorporated	1,251,290	127,293,732
Monolithic Power Systems Incorporated	299,470	79,362,545
Texas Instruments Incorporated	337,880	43,096,594

		262,070,352

Software: 20.49%
Adobe Incorporated †	13,120	5,829,478
Anaplan Incorporated †	267,439	12,144,405
Cloudflare Incorporated Class A †	498,192	20,734,751
Dynatrace Incorporated †	1,913,532	80,043,044
Envestnet Incorporated †	1,761,670	143,047,604
Everbridge Incorporated †	615,240	87,856,272
Globant SA †	74,800	12,935,912
HubSpot Incorporated †	100,440	23,564,223
Jamf Holding Corporation †	504,763	20,493,378
Microsoft Corporation	1,532,050	314,085,571
Mimecast Limited †	350,100	16,430,193
Proofpoint Incorporated †	82,090	9,495,350
Q2 Holdings Incorporated †	270,900	25,478,145
Rapid7 Incorporated †	687,700	40,966,289
RingCentral Incorporated Class A †	23,400	6,792,319
Salesforce.com Incorporated †	136,015	26,502,523

The accompanying notes are an integral part of these financial statements.

Wells Fargo Growth Fund  |  13

Portfolio of investments—July 31, 2020

		Shares	Value

Software (continued)
ServiceNow Incorporated †		79,990	$35,131,608
Splunk Incorporated †		415,500	87,180,210
The Trade Desk Incorporated †		72,600	32,765,832
Vertex Incorporated Class A †		527,181	12,420,384
Zendesk Incorporated †		377,200	34,381,780

			1,048,279,271

Technology Hardware, Storage & Peripherals: 3.62%
Apple Incorporated		435,340	185,036,914

Materials: 1.53%

Chemicals: 1.53%
Air Products & Chemicals Incorporated		67,900	19,462,177
Linde plc		240,760	59,012,684

			78,474,861

Total Common Stocks (Cost $2,045,354,280)			5,110,959,578

	Yield
Short-Term Investments: 0.08%

Investment Companies: 0.08%
Securities Lending Cash Investments LLC (l)(r)(u)	0.00%	500	500
Wells Fargo Government Money Market Select Class (l)(u)	0.10	4,136,432	4,136,432

Total Short-Term Investments (Cost $4,136,932)			4,136,932

Total investments in securities (Cost $2,049,491,212)	99.98%	5,115,096,510

Other assets and liabilities, net	0.02	775,166

Total net assets	100.00%	$5,115,871,676

†	Non-income-earning security
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(r)	The investment is a non-registered investment company.
(u)	The rate represents the 7-day annualized yield at period end.

Investments In Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:

	Value, beginning of period	Purchases	Sales proceeeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	$18,743,952	$475,372,247	$(494,120,312)	$6,165	$(1,552)	$505,006	#	$500
Wells Fargo Government Money Market Fund Select Class	62,114,127	597,894,234	(655,871,929)	0	0	265,291		4,136,432

				$6,165	$(1,552)	$770,297		$4,136,932	0.08%

#	Amount shown represents income before fees and rebates

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Growth Fund

Statement of assets and liabilities—July 31, 2020

Assets
Investments in unaffiliated securities, at value (cost $2,045,354,280)	$5,110,959,578
Investments in affiliated securities, at value (cost $4,136,932)	4,136,932
Receivable for investments sold	9,815,276
Receivable for Fund shares sold	2,447,535
Receivable for dividends	630,631
Receivable for securities lending income, net	803
Prepaid expenses and other assets	5,831

Total assets	5,127,996,586

Liabilities
Payable for investments purchased	4,464,973
Payable for Fund shares redeemed	2,349,220
Management fee payable	3,203,791
Administration fees payable	726,681
Distribution fee payable	83,978
Shareholder servicing fees payable	677,769
Trustees’ fees and expenses payable	4,989
Accrued expenses and other liabilities	613,509

Total liabilities	12,124,910

Total net assets	$5,115,871,676

Net assets consist of
Paid-in capital	$1,666,663,709
Total distributable earnings	3,449,207,967

Total net assets	$5,115,871,676

Computation of net asset value and offering price per share
Net assets – Class A	$2,443,131,511
Shares outstanding – Class A1	61,293,961
Net asset value per share – Class A	$39.86
Maximum offering price per share – Class A2	$42.29
Net assets – Class C	$114,122,570
Shares outstanding – Class C1	4,177,586
Net asset value per share – Class C	$27.32
Net assets – Class R6	$391,705,431
Shares outstanding – Class R6[1]	7,366,405
Net asset value per share – Class R6	$53.17
Net assets – Administrator Class	$559,108,992
Shares outstanding – Administrator Class[1]	11,745,700
Net asset value per share – Administrator Class	$47.60
Net assets – Institutional Class	$1,607,803,172
Shares outstanding – Institutional Class[1]	30,359,157
Net asset value per share – Institutional Class	$52.96

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Growth Fund  |  15

Statement of operations—year ended July 31, 2020

Investment income
Dividends (net of foreign withholding taxes of $85,147)	$24,670,320
Income from affiliated securities	458,075

Total investment income	25,128,395

Expenses
Management fee	31,831,092
Administration fees
Class A	4,431,260
Class C	270,886
Class R6	103,070
Administrator Class	673,857
Institutional Class	1,884,247
Shareholder servicing fees
Class A	5,269,786
Class C	322,006
Administrator Class	1,292,522
Distribution fee
Class C	966,056
Custody and accounting fees	165,389
Professional fees	50,150
Registration fees	120,987
Shareholder report expenses	209,623
Trustees’ fees and expenses	23,018
Other fees and expenses	97,470

Total expenses	47,711,419
Less: Fee waivers and/or expense reimbursements
Fund-level	(566,346)
Class A	(358,148)
Class C	(4)
Class R6	(103,070)
Administrator Class	(627,202)
Institutional Class	(1,187,300)

Net expenses	44,869,349

Net investment loss	(19,740,954)

Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	491,569,994
Affiliated securities	6,165

Net realized gains on investments	491,576,159

Net change in unrealized gains (losses) on
Unaffiliated securities	638,780,605
Affiiliated securities	(1,552)

Net change in unrealized gains (losses) on investments	638,779,053

Net realized and unrealized gains (losses) on investments	1,130,355,212

Net increase in net assets resulting from operations	$1,110,614,258

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Growth Fund

Statement of changes in net assets

	Year ended July 31, 2020		Year ended July 31, 2019

Operations
Net investment loss		$(19,740,954)		$(12,812,172)
Net realized gains on investments		491,576,159		632,722,898
Net change in unrealized gains (losses) on investments		638,779,053		(63,288,246)

Net increase in net assets resulting from operations		1,110,614,258		556,622,480

Distributions to shareholders from net investment income and net realized gains
Class A		(247,668,290)		(355,696,811)
Class C		(20,979,782)		(37,666,442)
Class R6		(31,160,181)		(36,585,868)
Administrator Class		(55,248,543)		(78,768,918)
Institutional Class		(133,918,973)		(211,847,451)

Total distributions to shareholders		(488,975,769)		(720,565,490)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	3,604,965	123,362,300	2,458,750	81,981,928
Class C	559,222	12,911,460	746,761	17,066,886
Class R6	1,488,420	65,868,480	2,698,823	114,509,957
Administrator Class	2,511,135	99,163,143	2,744,478	107,374,673
Institutional Class	6,059,936	267,887,037	5,400,449	232,172,883

		569,192,420		553,106,327

Reinvestment of distributions
Class A	7,496,110	239,800,544	12,007,593	343,056,930
Class C	799,568	17,614,481	1,566,352	32,721,099
Class R6	688,571	29,298,699	995,813	36,576,208
Administrator Class	1,435,464	54,762,934	2,333,920	77,882,902
Institutional Class	3,048,613	129,230,698	5,586,200	204,566,633

		470,707,356		694,803,772

Payment for shares redeemed
Class A	(9,330,225)	(310,801,661)	(10,353,405)	(346,975,927)
Class C	(3,213,997)	(78,810,374)	(2,391,955)	(58,387,097)
Class R6	(2,167,510)	(94,595,348)	(1,446,729)	(63,083,744)
Administrator Class	(5,715,194)	(225,497,878)	(4,421,943)	(173,395,539)
Institutional Class	(11,657,374)	(511,473,406)	(12,123,280)	(516,616,632)

		(1,221,178,667)		(1,158,458,939)

Net increase (decrease) in net assets resulting from capital share transactions		(181,278,891)		89,451,160

Total increase (decrease) in net assets		440,359,598		(74,491,850)

Net assets
Beginning of period		4,675,512,078		4,750,003,928

End of period		$5,115,871,676		$4,675,512,078

The accompanying notes are an integral part of these financial statements.

Wells Fargo Growth Fund  |  17

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2020	2019	2018	2017	2016
Net asset value, beginning of period	$35.56	$38.67	$40.38	$42.28	$49.50
Net investment loss	(0.19)	(0.13)	(0.12)	(0.19)[1]	(0.20)[1]
Net realized and unrealized gains (losses) on investments	8.77	3.73	9.49	5.61	(0.99)

Total from investment operations	8.58	3.60	9.37	5.42	(1.19)
Distributions to shareholders from
Net realized gains	(4.28)	(6.71)	(11.08)	(7.32)	(6.03)
Net asset value, end of period	$39.86	$35.56	$38.67	$40.38	$42.28
Total return[2]	27.08%	13.55%	27.66%	15.95%	(1.69)%
Ratios to average net assets (annualized)
Gross expenses	1.17%	1.18%	1.18%	1.17%	1.15%
Net expenses	1.14%	1.16%	1.16%	1.16%	1.14%
Net investment loss	(0.59)%	(0.45)%	(0.45)%	(0.49)%	(0.49)%
Supplemental data
Portfolio turnover rate	37%	39%	37%	42%	38%
Net assets, end of period (000s omitted)	$2,443,132	$2,116,542	$2,142,855	$1,950,551	$2,582,955

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2020	2019	2018	2017	2016
Net asset value, beginning of period	$25.87	$30.33	$34.05	$37.07	$44.51
Net investment loss	(0.32)[1]	(0.31)[1]	(0.33)	(0.41)[1]	(0.46)[1]
Net realized and unrealized gains (losses) on investments	6.05	2.56	7.69	4.71	(0.95)

Total from investment operations	5.73	2.25	7.36	4.30	(1.41)
Distributions to shareholders from
Net realized gains	(4.28)	(6.71)	(11.08)	(7.32)	(6.03)
Net asset value, end of period	$27.32	$25.87	$30.33	$34.05	$37.07
Total return[2]	26.11%	12.68%	26.73%	15.05%	(2.44)%
Ratios to average net assets (annualized)
Gross expenses	1.92%	1.93%	1.93%	1.92%	1.90%
Net expenses	1.91%	1.91%	1.91%	1.91%	1.89%
Net investment loss	(1.35)%	(1.19)%	(1.19)%	(1.23)%	(1.24)%
Supplemental data
Portfolio turnover rate	37%	39%	37%	42%	38%
Net assets, end of period (000s omitted)	$114,123	$156,056	$185,346	$205,607	$321,032

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Growth Fund  |  19

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R6	2020	2019	2018	2017	2016[1]
Net asset value, beginning of period	$45.84	$47.53	$47.13	$47.90	$48.97
Net investment income (loss)	(0.07)	0.00 [2,3]	(0.01)[2]	(0.02)[2]	(0.02)
Net realized and unrealized gains (losses) on investments	11.68	5.02	11.49	6.57	4.98

Total from investment operations	11.61	5.02	11.48	6.55	4.96
Distributions to shareholders from
Net realized gains	(4.28)	(6.71)	(11.08)	(7.32)	(6.03)
Net asset value, end of period	$53.17	$45.84	$47.53	$47.13	$47.90
Total return[4]	27.65%	14.06%	28.26%	16.49%	10.89%
Ratios to average net assets (annualized)
Gross expenses	0.74%	0.75%	0.75%	0.74%	0.74%
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income (loss)	(0.15)%	0.00%	(0.02)%	(0.05)%	(0.23)%
Supplemental data
Portfolio turnover rate	37%	39%	37%	42%	38%
Net assets, end of period (000s omitted)	$391,705	$337,260	$242,838	$49,454	$30,906

[1]	For the period from September 30, 2015 (commencement of class operations) to July 31, 2016

[2]	Calculated based upon average shares outstanding

[3]	Amount is less than $0.005.

[4]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$41.58	$43.89	$44.40	$45.66	$52.86
Net investment loss	(0.16)[1]	(0.10)[1]	(0.11)[1]	(0.11)[1]	(0.14)[1]
Net realized and unrealized gains (losses) on investments	10.46	4.50	10.68	6.17	(1.03)

Total from investment operations	10.30	4.40	10.57	6.06	(1.17)
Distributions to shareholders from
Net realized gains	(4.28)	(6.71)	(11.08)	(7.32)	(6.03)
Net asset value, end of period	$47.60	$41.58	$43.89	$44.40	$45.66
Total return	27.31%	13.78%	27.90%	16.20%	(1.53)%
Ratios to average net assets (annualized)
Gross expenses	1.09%	1.10%	1.10%	1.09%	1.07%
Net expenses	0.96%	0.96%	0.96%	0.96%	0.96%
Net investment loss	(0.40)%	(0.25)%	(0.24)%	(0.27)%	(0.31)%
Supplemental data
Portfolio turnover rate	37%	39%	37%	42%	38%
Net assets, end of period (000s omitted)	$559,109	$561,900	$564,391	$637,987	$1,528,288

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Wells Fargo Growth Fund  |  21

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$45.70	$47.43	$47.07	$47.87	$54.99
Net investment loss	(0.09)[1]	(0.01)[1]	(0.02)[1]	(0.04)[1]	(0.05)[1]
Net realized and unrealized gains (losses) on investments	11.63	4.99	11.46	6.56	(1.04)

Total from investment operations	11.54	4.98	11.44	6.52	(1.09)
Distributions to shareholders from
Net realized gains	(4.28)	(6.71)	(11.08)	(7.32)	(6.03)
Net asset value, end of period	$52.96	$45.70	$47.43	$47.07	$47.87
Total return	27.58%	14.00%	28.21%	16.44%	(1.31)%
Ratios to average net assets (annualized)
Gross expenses	0.84%	0.85%	0.85%	0.84%	0.82%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment loss	(0.20)%	(0.03)%	(0.03)%	(0.08)%	(0.10)%
Supplemental data
Portfolio turnover rate	37%	39%	37%	42%	38%
Net assets, end of period (000s omitted)	$1,607,803	$1,503,753	$1,614,575	$1,655,724	$2,398,134

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Growth Fund

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Growth Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Certain interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of

Wells Fargo Growth Fund  |  23

Notes to financial statements

securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of July 31, 2020, the aggregate cost of all investments for federal income tax purposes was $2,057,947,527 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$3,057,212,342

Gross unrealized losses	(63,359)

Net unrealized gains	$3,057,148,983

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to net operating losses. At July 31, 2020, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Total distributable earnings

$(6,064,383)	$6,064,383

As of July 31, 2020, the Fund had a qualified late-year ordinary loss of $22,780,204 which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

24  |  Wells Fargo Growth Fund

Notes to financial statements

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$609,146,002	$0	$0	$609,146,002

Consumer discretionary	738,529,801	0	0	738,529,801

Consumer staples	43,342,982	0	0	43,342,982

Financials	261,216,016	0	0	261,216,016

Health care	741,528,728	0	0	741,528,728

Industrials	444,637,388	0	0	444,637,388

Information technology	2,194,083,800	0	0	2,194,083,800

Materials	78,474,861	0	0	78,474,861

Short-term investments

Investment companies	4,136,932	0	0	4,136,932

Total assets	$5,115,096,510	$0	$0	$5,115,096,510

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended July 31, 2020, the Fund did not have any transfers into/out of Level 3.

Wells Fargo Growth Fund  |  25

Notes to financial statements

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.800%

Next $500 million	0.750

Next $1 billion	0.700

Next $2 billion	0.675

Next $1 billion	0.650

Next $3 billion	0.640

Next $2 billion	0.615

Next $2 billion	0.605

Next $4 billion	0.580

Over $16 billion	0.555

For the year ended July 31, 2020, the management fee was equivalent to an annual rate of 0.70% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Class R6	0.03

Administrator Class, Institutional Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through November 30, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.16% for Class A shares, 1.91% for Class C shares, 0.70% for Class R6 shares, 0.96% for Administrator Class shares, and 0.75% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

26  |  Wells Fargo Growth Fund

Notes to financial statements

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended July 31, 2020, Funds Distributor received $24,058 from the sale of Class A shares and $1,336 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A for the year ended July 31, 2020.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2020 were $1,695,506,449 and $2,322,582,987, respectively.

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of July 31, 2020, the Fund did not have any securities on loan.

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended July 31, 2020, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended July 31, 2020 and July 31, 2019 were as follows:

	Year ended July 31

	2020	2019

Ordinary income	$0	$25,417,735

Long-term capital gain	488,975,769	695,147,755

Wells Fargo Growth Fund  |  27

Notes to financial statements

As of July 31, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred

$414,839,188	$3,057,148,983	$(22,780,204)

9. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. As of the end of the period, the Fund invested a concentration of its portfolio in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

10. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.

12. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

13. SUBSEQUENT EVENT

On August 14, 2020, Class C of the Fund was reimbursed by Funds Management in the amount of $1,781,912. The reimbursement was in connection with resolving certain fee reimbursements.

28  |  Wells Fargo Growth Fund

Report of independent registered public accounting firm

To the Shareholders of the Fund and Board of Trustees

Wells Fargo Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Growth Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of July 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

September 25, 2020

Wells Fargo Growth Fund  |  29

Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $488,975,769 was designated as a 20% rate gain distribution for the fiscal year ended July 31, 2020.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

30  |  Wells Fargo Growth Fund

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 147 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Wells Fargo Growth Fund  |  31

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019 and Interim President of the McKnight Foundation since 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

32  |  Wells Fargo Growth Fund

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 82 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Wells Fargo Growth Fund  |  33

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Growth Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 26, 2020 and May 28, 2020 (together, the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Growth Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2020, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2020. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Adviser’s business continuity plans and of their approaches to data privacy and cybersecurity, and related testing. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.

The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

34  |  Wells Fargo Growth Fund

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2019. The Board also considered more current results for various time periods ended March 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for the one-, three-, five- and ten-year periods ended December 31, 2019. The Board also noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for all periods ended March 31, 2020. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Russell 3000 Growth® Index, for the one-, three- and ten-year periods ended December 31, 2019, and lower than its benchmark index for the five-year period ended December 31, 2019. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Russell 3000 Growth® Index, for the one- and five -year periods ended March 31, 2020, and higher than its benchmark index for the three- and ten-year periods ended March 31, 2020.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were equal to or in range of the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were higher than the sum of these average rates for the Fund’s expense Groups for Class A and Administrator Class, and in range of the sum of these average rates for the Fund’s expense Groups for the Institutional Class and Class R6. However, the Board noted that the net operating expense ratios of the Fund were equal to or in range of the median net operating expense ratios of the expense Groups for each share class.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Wells Fargo Growth Fund  |  35

Other information (unaudited)

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.

Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

36  |  Wells Fargo Growth Fund

Other information (unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Wells Fargo Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Fund, which is reasonably designed to assess and manage theFund’s liquidity risk. “Liquidity risk” is defined as the risk that theFund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designationof Wells Fargo Funds Management, LLC (“Funds Management”), theFund’s investment manager, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementationand on-going administration of the Program.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.

At a meeting of the Board held on May 26 and 28, 2020, the Board received a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The Report covered the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the Report. There were no material changes to the Program during the Reporting Period.The Report concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to theFund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Wells Fargo Growth Fund  |  37

Appendix I (unaudited)

Effective on or after May 1, 2020, clients of Edward Jones (also referred to as “shareholders”) purchasing Fund shares onthe Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (alsoreferred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in the Fund’sProspectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform EdwardJones at the time of purchase of any relationship, holdings of Wells Fargo Funds or other facts qualifying the purchaser forbreakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints available at Edward Jones

Rights of Accumulation (ROA)

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except anymoney market funds and retirement plan share classes) of Wells Fargo Funds held by the shareholder or in an account groupedby Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includesall share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assetsin the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets atthe time of calculation.

ROA is determined by calculating the higher of cost or market value (current shares x NAV).

Letter of Intent (LOI)

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to makeover a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost ormarket value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makesduring that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. Theinclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financialadvisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not coveredunder the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

Sales charges are waived for the following shareholders and in the following situations at Edward Jones:

●   Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate.This waiver will continue for the remainder of the associate’slife if the associate retires from Edward Jones in good-standing.

● Shares purchased in an Edward Jones fee-based program.
● Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

●   Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1)the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same shareclass and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in anon-retirement account.

●   Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated atthe discretion of Edward Jones.Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Anyfuture purchases are subject to the applicable sales charge as disclosed in the prospectus.

● Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of thepurchase date or earlier at the discretion of Edward Jones.
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC isexpired, the shareholder is responsible to pay the CDSC except in the following conditions available at Edward Jones:
● The death or disability of the shareholder.
● Systematic withdrawals with up to 10% per year of the account value.
● Return of excess contributions from an Individual Retirement Account (IRA).

●   Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after theyear the shareholder reaches qualified age based on applicable IRS regulation.

● Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
● Shares exchanged in an Edward Jones fee-based program.
● Shares acquired through NAV reinstatement.

38  |  Wells Fargo Growth Fund

Appendix I (unaudited)

Other Important Information for accounts at Edward Jones:
Minimum Purchase Amounts
● $250 initial purchase minimum
● $50 subsequent purchase minimum

Minimum Balances
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examplesof accounts that are not included in this policy:
● A fee-based account held on an Edward Jones platform
● A 529 account held on an Edward Jones platform
● An account with an active systematic investment plan or letter of intent (LOI)

Changing Share Classes
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to ClassA shares.

Wells Fargo Growth Fund  |  39

Appendix II (unaudited)

Effective June 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“Oppenheimer”)platform or account are eligibleonly for the following load waivers (front-end sales charge waivers and contingent deferred or back-end, sales chargewaivers) and discounts, which may differ from those disclosed in theFund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Oppenheimer

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

Shares purchased by or through a 529 Plan.

Shares purchased through an Oppenheimer affiliated investment advisory program.

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

A shareholder in the Fund’s Class C shares will have their shares exchanged at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Oppenheimer.

Employees and registered representatives of Oppenheimer or its affiliates and their family members.

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Prospectus.
CDSC Waivers on A and C Shares available at Oppenheimer

Death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Prospectus.

Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus.

Shares sold to pay Oppenheimer fees but only if the transaction is initiated by Oppenheimer.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Oppenheimer: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in the Prospectus.

Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Oppenheimer. Eligible fund family assets not held at Oppenheimer may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

40  |  Wells Fargo Growth Fund

Appendix III (unaudited)

Effective June 15, 2020, shareholders purchasing fund shares through a Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or the SAI.

Front-end Sales Load Waivers on Class A Shares available at Baird

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund.

Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird.

Shares purchase from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

A shareholder in the Funds Investor C Shares will have their share exchanged at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the exchange is in line with the policies and procedures of Baird.

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k)plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
CDSC Waivers on A and C Shares available at Baird

Shares sold due to death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares bought due to returns of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72as described in the Fund’s Prospectus.

Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Baird: Breakpoint and/or Rights of Accumulation

Breakpoints as described in the Prospectus.

Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a13-month period of time.

Wells Fargo Growth Fund  |  41

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved

PAR-0820-01036 09-20

A206/AR206 07-20

Annual Report

July 31, 2020

Wells Fargo Large Cap Core Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Large Cap Core Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Large Cap Core Fund for the 12-month period that ended July 31, 2020. Global stock markets saw earlier gains erased in February and March as governments around the world took unprecedented measures, attempting to stop the spread of the coronavirus at the expense of short-term economic output. However, markets rebounded from April on to offset much of the losses as central banks attempted to bolster capital markets and confidence. Fixed-income markets generally performed well overall, achieving widespread gains. Overall, U.S. stocks surpassed their international peers, while U.S. large-cap equity, as measured by the Russell 1000® Index1, easily outperformed small caps, as measured by the Russell 2000® Index2, for the 12-month period that began last August.

For the 12-month period, fixed-income securities generally had positive total returns while non-U.S. developed market equities had the weakest performance and U.S. stocks performed strongly despite sharp volatility in the late winter and early spring. For the period, U.S. stocks, based on the S&P 500 Index,3 gained 11.96%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),4 returned 0.66%, while the MSCI EM Index (Net)5 had somewhat stronger performance, with a 6.55% gain. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index6 returned a robust 10.12%, the Bloomberg Barclays Global Aggregate ex-USD Index7 gained a more modest 5.94%, and the Bloomberg Barclays Municipal Bond Index8 gained 5.36% while the ICE BofA U.S. High Yield Index9 returned 3.10%.

The fiscal year began with supportive central bank actions.

The period began with unresolved U.S.-China trade tensions showing no signs of compromise in August 2019. Evidence of a continued global economic slowdown mounted, and central banks in China, New Zealand, and Thailand cut interest rates after the U.S. Federal Reserve (Fed) had done so in late July. Industrial and manufacturing data declined in China, Canada, Japan, and Germany. Adding to global uncertainty, Italy’s prime minister resigned, many feared a crackdown in Hong Kong as protestors sustained their calls for reform, and U.K. Prime Minister Boris Johnson planned to suspend Parliament as Brexit’s deadline neared.

[1]

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[2]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[3]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[4]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[5]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[6]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[7]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[8]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[9]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Large Cap Core Fund

Letter to shareholders (unaudited)

In the U.S., the Fed cut interest rates again in September. U.S. manufacturing data disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the Brexit impasse showed no signs of resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. Although the S&P 500 Index finished the third quarter with the best year-to-date returns in more than 20 years, concerns about future returns remained.

The fourth quarter started on a strong note, with U.S.-China trade tensions relaxing in October along with renewed optimism for a U.K. Brexit deal and positive macroeconomic data. The initial estimate of U.S. third-quarter gross domestic product (GDP) growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. However, despite strength among U.S. consumers, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the Fed lowered interest rates another quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to an all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly, and manufacturing and services activity picked up. While consumer confidence and purchasing managers’ activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of President Trump had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility picked up sharply in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose, and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1%. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower and the S&P 500 Index lost 8.2% for the month. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, partly aimed at dissuading further U.S. shale production, causing the price of West Texas Intermediate crude oil to plummet.

Wells Fargo Large Cap Core Fund  |  3

Letter to shareholders (unaudited)

“The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems.”

“Financial markets posted widely positive returns in June despite ongoing economic weakness and high levels of uncertainty on the containment of the coronavirus and the timing of an effective vaccine.”

The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central banks responded swiftly, slashing interest rates and expanding quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed introduced several new lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Markets rebounded strongly in April, fueled by unprecedented government and central bank stimulus measures. The U.S. economy contracted by an annualized 5.0% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real GDP shrank 3.8%, with the composite April Flash Purchasing Managers’ Index, a monthly survey of purchasing managers, falling to an all-time low of 13.5. The European Central Bank expanded its quantitative easing to include the purchase of additional government bonds of countries with the greatest virus-related need, including Italy and Spain. China’s first-quarter GDP fell by 6.8% year over year. However, retail sales, production, and investment showed signs of recovery. Extreme oil-price volatility continued as global supply far exceeded demand.

In May, the global equity market rebound continued, with widespread strong monthly gains. Investors regained confidence on reports of early signs of success in human trials of a coronavirus vaccine. Growth stocks continued to outperform value stocks while returns on global government bonds were generally flat. In the U.S., a gap grew between the stock market rebound and devastating economic data points, including an April unemployment rate of 14.7%, the highest level since World War II. Purchasing managers’ indices reflected weakening activity in May in both the manufacturing and services sectors. U.S. corporate earnings reports indicated a 14% year-over-year contraction in earnings from the first quarter of 2019. However, high demand for technology, driven by remote activity, supported robust information technology sector earnings, which helped drive major technology stocks higher.

Financial markets posted widely positive returns in June despite ongoing economic weakness and high levels of uncertainty on the containment of the coronavirus and the timing of an effective vaccine. There were hopeful signs as economies reopened, with both U.S. and U.K. retail sales rebounding substantially in May. However, year over year, sales remained depressed. Vitally important to market sentiment was the ongoing commitment by central banks globally to do all they could to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 bonus weekly unemployment benefits due to expire at the end of July. However, unemployment remained in the double digits, easing somewhat from 14.7% in April to 11.1% in June. During June, numerous states reported alarming increases of coronavirus cases. China’s economic recovery picked up momentum in June, though it remained far from a full recovery.

July was a broadly positive month for both global equities and fixed income. However, economic data and a resurgence of coronavirus cases pointed to the vulnerability of the global economy and the ongoing imperative to regain control of the pandemic. Second-quarter GDP shrank by 9.5% and 12.1% in the U.S. and eurozone, respectively, from the previous quarter. In contrast, China reported a 3.2% year-over-year expansion in its second-quarter GDP. U.S. unemployment remained historically high despite adding 1.8 million jobs in July, with a double-digit jobless rate persisting. However, manufacturing activity grew in both the U.S. and eurozone. In Asia, while China’s manufacturing sector continued to expand, activity in Japan and South Korea contracted. In July, a rising concern

4  |  Wells Fargo Large Cap Core Fund

Letter to shareholders (unaudited)

was the rapid and broad reemergence of coronavirus infections. Despite the ongoing promise of positive early-stage vaccine trial results, economic activity could be held back by the continued spread of the virus and the end of a widely received $600-a-week bonus unemployment benefit in late July.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Notice to Shareholders

At a meeting held on August 10-12, 2020, the Board of Trustees of the Fund approved a change to the Fund’s automatic conversion feature for Class C shares in order to shorten the required holding period from 10 to 8 years. As a result, on a monthly basis beginning November 5, 2020, Class C shares will convert automatically into Class A shares 8 years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, 8 years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis.

Please note that a shorter holding period may apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus for further information.

Wells Fargo Large Cap Core Fund  |  5

Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

John R. Campbell, CFA®‡

Vince Fioramonti, CFA®‡*

Average annual total returns (%) as of July 31, 2020

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (EGOAX)	12-17-2007	-3.04	6.02	11.44	2.86	7.28	12.11	1.19	1.08

Class C (EGOCX)	12-17-2007	1.01	6.46	11.26	2.01	6.46	11.26	1.94	1.83

Class R (EGOHX)[3]	9-30-2015	–	–	–	2.56	7.00	11.82	1.44	1.33

Class R6 (EGORX)[4]	9-30-2015	–	–	–	3.23	8.37	12.94	0.76	0.65

Administrator Class (WFLLX)	7-16-2010	–	–	–	2.90	7.40	12.32	1.11	0.97

Institutional Class (EGOIX)	12-17-2007	–	–	–	3.22	7.73	12.61	0.86	0.67

S&P 500 Index[5]	–	–	–	–	11.96	11.49	13.84	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk and focused portfolio risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Large Cap Core Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of July 31, 2020[6]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

*	Mr. Fioramonti became a portfolio manager of the Fund on October 21, 2019.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through November 30, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.08% for Class A, 1.83% for Class C, 1.33% for Class R, 0.65% for Class R6, 0.97% for Administrator Class, and 0.67% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for the Class R shares prior to their inception reflects the performance of the Administrator Class shares, adjusted to reflect higher expenses applicable to Class R shares.

[4]

Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns would be higher.

[5]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[6]

The chart compares the performance of Class A shares for the most recent ten years with the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[7]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

*	The security was no longer held at the end of the reporting period.

Wells Fargo Large Cap Core Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

∎	The Fund underperformed its benchmark, the S&P 500 Index, for the 12-month period that ended July 31, 2020.

∎	Stock selection, a smaller size bias, and valuation characteristics such as price/earnings (P/E) detracted from performance relative to the benchmark index.

∎	From a sector standpoint, stock selection within the real estate sector contributed to results most significantly, with favorable performance from Prologis, Inc., and American Tower Corp.

Heightened uncertainty and volatility influenced investors.

During the second half of 2019, U.S. equity markets rose sharply, capping off the S&P 500 Index’s largest annual gain since 2013. Investors entered 2020 with high expectations, bolstered by steady U.S. economic growth, accommodative monetary policy, and a reduction in global trade tensions. However, once the coronavirus outbreak spiraled into a global pandemic, equity markets rapidly entered bear territory as volatility and fear escalated across the world. The U.S. Congress responded by passing the $2 trillion Coronavirus Aid, Relief, and Economic Security Act, its most significant fiscal stimulus measure since World War II. The Federal Reserve implemented an “all means necessary” approach and used an arsenal of emergency monetary policy tools to ensure the liquidity and functioning of financial markets. The aggressiveness of the $18 trillion global monetary and fiscal response cushioned the pandemic’s initial economic blow and was a significant catalyst for the market rebound following March’s historic decline. U.S. equities rallied on better-than-expected economic data, a reduction in quarantine restrictions, optimism over potential vaccines and effective treatments, and signs that the global economic collapse had bottomed.

The Fund was misaligned with the large-cap growth theme that drove the market.

Characteristics that are typically favored in the portfolio include attractive valuation, earnings consistency, profitability, improving sentiment, and momentum. For the trailing 12 months, those characteristics, in aggregate, were misaligned with market trends, leading to weak relative performance. The smaller size, lower P/E ratios, and better profitability characteristics favored by our quantitative stock selection model have led to a higher exposure to cyclical value companies rather than secular growth or low-volatility companies. The market continued its extended trend of strongly preferring secular growth stocks over value. During the downturn, we reduced our exposure to travel and leisure, interest rate risk, supply-chain risk, and weak consumer spending. We continue to monitor the balance sheet strength and liquidity characteristics of our holdings to increase our confidence that they should be able to weather this crisis. We are looking for opportunities to increase exposure to secular growth companies, should their ranks improve, to meet our buy discipline while maintaining exposure to fundamentally strong companies at attractive valuations that may benefit from a broadening of the market when economic growth recovers.

Ten largest holdings (%) as of July 31, 2020[7]

Apple Incorporated	6.05

Microsoft Corporation	5.27

Alphabet Incorporated Class C	2.98

The Home Depot Incorporated	2.57

Prologis Incorporated	2.55

Walmart Incorporated	2.42

Target Corporation	2.36

BlackRock Incorporated	2.32

Newmont Corporation	2.23

Zebra Technologies Corporation Class A	2.15

Some of the top individual contributors came from the IT, consumer discretionary, and health care sectors.

The IT, consumer discretionary, and health care sectors were the best-performing sectors in the index. Several of the Fund’s top contributors on a relative basis came from those sectors, such as Fortinet and Zebra Technologies Corp. (IT); Target Corp. and The Home Depot, Inc. (consumer discretionary); and AbbVie Inc. and Amgen Inc. (health care).

The Fund’s worst detractors included Delta Air Lines, Inc.*; Marathon Petroleum Corp.; Vistra Corp.; Fifth Third Bancorp*; and ConocoPhillips Co.

Please see footnotes on page 7.

8  |  Wells Fargo Large Cap Core Fund

Performance highlights (unaudited)

Sector allocation as of July 31, 2020[8]

Our market outlook is cautious.

The coronavirus pandemic inflicted a major external shock to the global economic system and will have lasting repercussions. The massive global monetary and fiscal response did not eliminate the pandemic, but it may have prevented a deep recession from spiraling into an economic depression. Equity markets recovered most of their losses and an economic recovery has begun, but the true depth and duration of the damage is highly uncertain.

With most U.S. states reducing quarantine restrictions in May and June, the rebound in third-quarter gross domestic product is expected to be strong. However, the increase in coronavirus cases within the Western and Southeastern U.S. has investors worried about a second wave of infection, which may restrain consumer spending and business confidence. If a second wave does appear and leads to another round of economic shutdowns, policymakers will likely pursue a more targeted quarantine approach in comparison to the initial outbreak.

Until a widely proven treatment or vaccine is available, the risk of a spike in infections and renewed quarantines will persist and delay a full economic recovery. The longer the crisis continues, the greater the risk of prolonged economic turmoil. However, there is growing optimism about vaccine clinical trials and the efficacy of inexpensive steroid treatments.

The devastating impact of the pandemic should dissipate as daily coronavirus infections peak, new therapies prove successful, and quarantines are no longer necessary. However, the depth and length of the coronavirus recession and the speed and strength of the recovery is still unclear. The path forward will be volatile as equity markets will be highly susceptible to positive and negative virus-related news. As we monitor the macroeconomic environment, we will continue to diligently focus on company fundamentals and disciplined portfolio risk management.

Please see footnotes on page 7.

Wells Fargo Large Cap Core Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2020 to July 31, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2020	Ending account value 7-31-2020	Expenses paid during the period[1]	Annualized net expense ratio

Class A

Actual	$1,000.00	$966.77	$5.28	1.08%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.49	$5.42	1.08%

Class C

Actual	$1,000.00	$962.52	$8.93	1.83%

Hypothetical (5% return before expenses)	$1,000.00	$1,015.76	$9.17	1.83%

Class R

Actual	$1,000.00	$964.97	$6.50	1.33%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	$6.67	1.33%

Class R6

Actual	$1,000.00	$968.75	$3.18	0.65%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.63	$3.27	0.65%

Administrator Class

Actual	$1,000.00	$966.69	$4.74	0.97%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.04	$4.87	0.97%

Institutional Class

Actual	$1,000.00	$968.79	$3.28	0.67%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.53	$3.37	0.67%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Large Cap Core Fund

Portfolio of investments—July 31, 2020

	Shares	Value
Common Stocks: 99.30%

Communication Services: 5.99%

Diversified Telecommunication Services: 1.57%
AT&T Incorporated	259,071	$7,663,320

Interactive Media & Services: 2.98%
Alphabet Incorporated Class C †	9,825	14,570,082

Media: 1.44%
Discovery Communications Incorporated Class A †	335,278	7,074,366

Consumer Discretionary: 10.27%

Auto Components: 1.45%
Lear Corporation	64,267	7,093,791

Household Durables: 2.02%
Pulte Group Incorporated	226,979	9,896,284

Multiline Retail: 4.23%
Dollar General Corporation	47,912	9,122,445
Target Corporation	91,619	11,533,000

		20,655,445

Specialty Retail: 2.57%
The Home Depot Incorporated	47,413	12,587,677

Consumer Staples: 4.52%

Food & Staples Retailing: 4.52%
Costco Wholesale Corporation	31,472	10,245,080
Walmart Incorporated	91,418	11,829,489

		22,074,569

Energy: 3.50%

Oil, Gas & Consumable Fuels: 3.50%
Chevron Corporation	60,181	5,051,593
ConocoPhillips	149,415	5,586,627
Marathon Petroleum Corporation	168,906	6,452,209

		17,090,429

Financials: 9.86%

Banks: 3.68%
Citizens Financial Group Incorporated	340,821	8,455,769
JPMorgan Chase & Company	99,034	9,570,646

		18,026,415

Capital Markets: 3.61%
BlackRock Incorporated	19,706	11,331,147
Evercore Partners Incorporated Class A	114,151	6,312,550

		17,643,697

Insurance: 2.57%
Prudential Financial Incorporated	85,432	5,413,826
The Allstate Corporation	75,681	7,143,530

		12,557,356

The accompanying notes are an integral part of these financial statements.

Wells Fargo Large Cap Core Fund  |  11

Portfolio of investments—July 31, 2020

	Shares	Value
Health Care: 17.80%

Biotechnology: 6.72%
AbbVie Incorporated	76,559	$7,266,215
Amgen Incorporated	38,471	9,412,700
Gilead Sciences Incorporated	114,633	7,970,432
United Therapeutics Corporation †	73,471	8,189,812

		32,839,159

Health Care Equipment & Supplies: 2.00%
Baxter International Incorporated	113,229	9,780,721

Health Care Providers & Services: 5.62%
Anthem Incorporated	34,407	9,420,637
CVS Health Corporation	138,441	8,713,477
UnitedHealth Group Incorporated	30,813	9,329,560

		27,463,674

Pharmaceuticals: 3.46%
Bristol-Myers Squibb Company	143,880	8,440,001
Johnson & Johnson	58,277	8,494,456

		16,934,457

Industrials: 7.04%

Aerospace & Defense: 2.13%
Lockheed Martin Corporation	27,544	10,438,350

Construction & Engineering: 1.61%
EMCOR Group Incorporated	114,596	7,849,826

Machinery: 3.30%
Allison Transmission Holdings Incorporated	183,213	6,844,838
Cummins Incorporated	47,993	9,275,127

		16,119,965

Information Technology: 30.16%

Communications Equipment: 1.86%
Cisco Systems Incorporated	193,498	9,113,756

Electronic Equipment, Instruments & Components: 4.18%
CDW Corporation of Delaware	85,359	9,922,984
Zebra Technologies Corporation Class A †	37,443	10,512,122

		20,435,106

IT Services: 3.74%
Leidos Holdings Incorporated	90,433	8,605,604
MasterCard Incorporated Class A	31,437	9,699,258

		18,304,862

Semiconductors & Semiconductor Equipment: 1.63%
Intel Corporation	166,453	7,944,802

Software: 12.70%
Fortinet Incorporated †	66,332	9,173,716
Intuit Incorporated	33,378	10,226,018
Microsoft Corporation	125,634	25,756,226

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Large Cap Core Fund

Portfolio of investments—July 31, 2020

		Shares	Value

Software (continued)
Oracle Corporation		184,085	$10,207,513
VMware Incorporated Class A †		47,906	6,716,900

			62,080,373

Technology Hardware, Storage & Peripherals: 6.05%
Apple Incorporated		69,574	29,571,731

Materials: 4.28%

Metals & Mining: 4.28%
Newmont Corporation		157,367	10,889,796
Reliance Steel & Aluminum Company		102,350	10,056,911

			20,946,707

Real Estate: 4.43%

Equity REITs: 4.43%
American Tower Corporation		35,056	9,163,288
Prologis Incorporated		118,318	12,473,084

			21,636,372

Utilities: 1.45%

Independent Power & Renewable Electricity Producers: 1.45%
Vistra Energy Corporation		380,322	7,096,809

Total Common Stocks (Cost $380,183,209)			485,490,101

	Yield
Short-Term Investments: 0.94%

Investment Companies: 0.94%
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.10%	4,601,813	4,601,813

Total Short-Term Investments (Cost $4,601,813)			4,601,813

Total investments in securities (Cost $384,785,022)	100.24%	490,091,914

Other assets and liabilities, net	(0.24)	(1,167,489)

Total net assets	100.00%	$488,924,425

†	Non-income-earning security
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

REIT	Real estate investment trust

The accompanying notes are an integral part of these financial statements.

Wells Fargo Large Cap Core Fund  |  13

Portfolio of investments—July 31, 2020

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of priod	% of net assets

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC *	$0	$78,717,575	$(78,716,125)	$(1,450)	$0	56,728	#	$0
Wells Fargo Government Money Market Fund Select Class	5,360,147	373,665,483	(374,423,817)	0	0	69,836		4,601,813

				$(1,450)	$0	$126,564		$4,601,813	0.94%

*	No longer held at the end of the period
#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Large Cap Core Fund

Statement of assets and liabilities—July 31, 2020

Assets
Investments in unaffiliated securities, at value (cost $380,183,209)	$485,490,101
Investments in affiliated securities, at value (cost $4,601,813)	4,601,813
Receivable for Fund shares sold	86,017
Receivable for dividends	598,924
Prepaid expenses and other assets	46,503

Total assets	490,823,358

Liabilities
Payable for Fund shares redeemed	1,436,372
Management fee payable	223,534
Administration fees payable	81,017
Distribution fees payable	24,438
Trustees’ fees and expenses payable	5,851
Accrued expenses and other liabilities	127,721

Total liabilities	1,898,933

Total net assets	$488,924,425

Net assets consist of
Paid-in capital	$326,701,437
Total distributable earnings	162,222,988

Total net assets	$488,924,425

Computation of net asset value and offering price per share
Net assets – Class A	$300,372,955
Shares outstanding – Class A1	19,123,127
Net asset value per share – Class A	$15.71
Maximum offering price per share – Class A2	$16.67
Net assets – Class C	$33,405,483
Shares outstanding – Class C1	2,167,339
Net asset value per share – Class C	$15.41
Net assets – Class R	$910,381
Shares outstanding – Class R1	57,979
Net asset value per share – Class R	$15.70
Net assets – Class R6	$6,570,020
Shares outstanding – Class R6[1]	415,603
Net asset value per share – Class R6	$15.81
Net assets – Administrator Class	$2,240,526
Shares outstanding – Administrator Class[1]	140,355
Net asset value per share – Administrator Class	$15.96
Net assets – Institutional Class	$145,425,060
Shares outstanding – Institutional Class[1]	9,189,147
Net asset value per share – Institutional Class	$15.83

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Large Cap Core Fund  |  15

Statement of operations—year ended July 31, 2020

Investment income
Dividends	$13,233,957
Income from affiliated securities	85,022

Total investment income	13,318,979

Expenses
Management fee	4,506,900
Administration fees
Class A	664,018
Class C	87,467
Class R	3,770
Class R6	2,754
Administrator Class	12,728
Institutional Class	352,096
Shareholder servicing fees
Class A	789,355
Class C	103,908
Class R	4,479
Administrator Class	24,276
Distribution fees
Class C	311,871
Class R	4,443
Custody and accounting fees	53,449
Professional fees	47,340
Registration fees	127,678
Shareholder report expenses	153,687
Trustees’ fees and expenses	21,871
Interest expense	706
Other fees and expenses	33,719

Total expenses	7,306,515
Less: Fee waivers and/or expense reimbursements
Fund-level	(909,720)
Class A	(67,490)
Administrator Class	(1,677)
Institutional Class	(215,495)

Net expenses	6,112,133

Net investment income	7,206,846

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	104,758,560
Affiliated securities	(1,450)

Net realized gains on investments	104,757,110
Net change in unrealized gains (losses) on investments	(92,410,548)

Net realized and unrealized gains (losses) on investments	12,346,562

Net increase in net assets resulting from operations	$19,553,408

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Large Cap Core Fund

Statement of changes in net assets

	Year ended July 31, 2020		Year ended July 31, 2019

Operations
Net investment income		$7,206,846		$17,281,991
Net realized gains on investments		104,757,110		109,914,369
Net change in unrealized gains (losses) on investments		(92,410,548)		(118,294,629)

Net increase in net assets resulting from operations		19,553,408		8,901,731

Distributions to shareholders from net investment income and net realized gains
Class A		(61,566,588)		(37,574,345)
Class C		(7,938,179)		(5,864,767)
Class R		(385,920)		(218,389)
Class R6		(1,869,850)		(1,664,230)
Administrator Class		(2,568,605)		(2,269,291)
Institutional Class		(59,147,753)		(74,264,283)

Total distributions to shareholders		(133,476,895)		(121,855,305)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,500,692	25,056,011	2,037,136	37,064,625
Class C	198,258	3,124,973	396,352	7,080,379
Class R	42,012	683,541	14,501	264,703
Class R6	46,727	745,853	159,006	3,008,830
Administrator Class	20,852	357,788	58,875	1,101,323
Institutional Class	2,471,565	41,971,331	8,077,444	146,618,727

		71,939,497		195,138,587

Reinvestment of distributions
Class A	3,568,341	58,962,830	2,156,895	36,026,156
Class C	419,517	6,752,912	305,502	4,991,915
Class R	23,014	379,887	12,855	214,625
Class R6	25,087	417,888	23,922	403,097
Administrator Class	151,848	2,548,476	133,494	2,258,572
Institutional Class	3,285,183	54,781,650	4,092,477	68,868,016

		123,843,643		112,762,381

Payment for shares redeemed
Class A	(4,307,171)	(71,082,640)	(3,169,819)	(58,713,000)
Class C	(1,065,243)	(16,770,044)	(1,097,796)	(19,481,544)
Class R	(117,013)	(1,764,327)	(15,514)	(283,465)
Class R6	(364,215)	(6,430,922)	(202,585)	(3,787,142)
Administrator Class	(912,779)	(13,878,044)	(520,733)	(9,967,464)
Institutional Class	(28,685,504)	(504,129,832)	(13,024,243)	(237,625,707)

		(614,055,809)		(329,858,322)

Net decrease in net assets resulting from capital share transactions		(418,272,669)		(21,957,354)

Total decrease in net assets		(532,196,156)		(134,910,928)

Net assets
Beginning of period		1,021,120,581		1,156,031,509

End of period		$488,924,425		$1,021,120,581

The accompanying notes are an integral part of these financial statements.

Wells Fargo Large Cap Core Fund  |  17

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2020	2019	2018	2017	2016
Net asset value, beginning of period	$18.57	$20.82	$18.01	$15.13	$15.81
Net investment income	0.14	0.25	0.15	0.15	0.10
Net realized and unrealized gains (losses) on investments	0.51	(0.29)	3.01	2.85	(0.60)

Total from investment operations	0.65	(0.04)	3.16	3.00	(0.50)
Distributions to shareholders from
Net investment income	(0.29)	(0.16)	(0.13)	(0.12)	(0.05)
Net realized gains	(3.22)	(2.05)	(0.22)	0.00	(0.13)

Total distributions to shareholders	(3.51)	(2.21)	(0.35)	(0.12)	(0.18)
Net asset value, end of period	$15.71	$18.57	$20.82	$18.01	$15.13
Total return[1]	2.86%	1.10%	17.66%	19.94%	(3.18)%
Ratios to average net assets (annualized)
Gross expenses	1.23%	1.19%	1.18%	1.19%	1.20%
Net expenses	1.06%	1.08%	1.10%	1.14%	1.14%
Net investment income	0.97%	1.42%	0.73%	0.82%	0.80%
Supplemental data
Portfolio turnover rate	28%	45%	33%	50%	51%
Net assets, end of period (000s omitted)	$300,373	$341,045	$360,937	$329,974	$359,971

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Large Cap Core Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2020	2019	2018	2017	2016
Net asset value, beginning of period	$18.22	$20.44	$17.70	$14.87	$15.61
Net investment income (loss)	0.03	0.13	(0.00)[1]	0.00 [2]	0.00 [2,3]
Net realized and unrealized gains (losses) on investments	0.47	(0.30)	2.96	2.83	(0.61)

Total from investment operations	0.50	(0.17)	2.96	2.83	(0.61)
Distributions to shareholders from
Net investment income	(0.09)	0.00	0.00	0.00	0.00
Net realized gains	(3.22)	(2.05)	(0.22)	0.00	(0.13)

Total distributions to shareholders	(3.31)	(2.05)	(0.22)	0.00	(0.13)
Net asset value, end of period	$15.41	$18.22	$20.44	$17.70	$14.87
Total return[4]	2.01%	0.34%	16.78%	19.03%	(3.90)%
Ratios to average net assets (annualized)
Gross expenses	1.97%	1.94%	1.93%	1.94%	1.95%
Net expenses	1.83%	1.83%	1.85%	1.89%	1.89%
Net investment income (loss)	0.21%	0.67%	(0.02)%	0.07%	0.02%
Supplemental data
Portfolio turnover rate	28%	45%	33%	50%	51%
Net assets, end of period (000s omitted)	$33,405	$47,649	$61,529	$60,697	$71,512

[1]	Amount is more than $(0.005).

[2]	Amount is less than $0.005.

[3]	Calculated based upon average shares outstanding

[4]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Large Cap Core Fund  |  19

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R	2020	2019	2018	2017	2016[1]
Net asset value, beginning of period	$18.57	$20.81	$18.04	$15.17	$14.66
Net investment income	0.11 [2]	0.21	0.12	0.13	0.06
Net realized and unrealized gains (losses) on investments	0.49	(0.29)	2.99	2.84	0.66

Total from investment operations	0.60	(0.08)	3.11	2.97	0.72
Distributions to shareholders from
Net investment income	(0.25)	(0.11)	(0.12)	(0.10)	(0.08)
Net realized gains	(3.22)	(2.05)	(0.22)	0.00	(0.13)

Total distributions to shareholders	(3.47)	(2.16)	(0.34)	(0.10)	(0.21)
Net asset value, end of period	$15.70	$18.57	$20.81	$18.04	$15.17
Total return[3]	2.56%	0.87%	17.37%	19.64%	4.90%
Ratios to average net assets (annualized)
Gross expenses	1.47%	1.44%	1.43%	1.44%	1.46%
Net expenses	1.33%	1.33%	1.34%	1.39%	1.39%
Net investment income	0.69%	1.18%	0.48%	0.51%	0.52%
Supplemental data
Portfolio turnover rate	28%	45%	33%	50%	51%
Net assets, end of period (000s omitted)	$910	$2,043	$2,042	$1,369	$26

[1]	For the period from September 30, 2015 (commencement of class operations) to July 31, 2016

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Large Cap Core Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R6	2020	2019	2018	2017	2016[1]
Net asset value, beginning of period	$18.68	$20.92	$18.09	$15.24	$14.66
Net investment income	0.24 [2]	0.34	0.22 [2]	0.25 [2]	0.20
Net realized and unrealized gains (losses) on investments	0.48	(0.30)	3.04	3.33	0.62

Total from investment operations	0.72	0.04	3.26	3.58	0.82
Distributions to shareholders from
Net investment income	(0.37)	(0.23)	(0.21)	(0.73)	(0.11)
Net realized gains	(3.22)	(2.05)	(0.22)	0.00	(0.13)

Total distributions to shareholders	(3.59)	(2.28)	(0.43)	(0.73)	(0.24)
Net asset value, end of period	$15.81	$18.68	$20.92	$18.09	$15.24
Total return[3]	3.23%	1.60%	18.16%	24.01%	5.57%
Ratios to average net assets (annualized)
Gross expenses	0.79%	0.75%	0.75%	0.76%	0.77%
Net expenses	0.65%	0.65%	0.65%	0.68%	0.68%
Net investment income	1.40%	1.83%	1.08%	1.62%	1.31%
Supplemental data
Portfolio turnover rate	28%	45%	33%	50%	51%
Net assets, end of period (000s omitted)	$6,570	$13,223	$15,225	$122	$2,449

[1]	For the period from September 30, 2015 (commencement of class operations) to July 31, 2016

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Large Cap Core Fund  |  21

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$18.82	$21.05	$18.21	$15.18	$15.87
Net investment income	0.18 [1]	0.29 [1]	0.17 [1]	0.16 [1]	0.15
Net realized and unrealized gains (losses) on investments	0.49	(0.30)	3.05	2.87	(0.62)

Total from investment operations	0.67	(0.01)	3.22	3.03	(0.47)
Distributions to shareholders from
Net investment income	(0.31)	(0.17)	(0.16)	(0.00)[2]	(0.09)
Net realized gains	(3.22)	(2.05)	(0.22)	0.00	(0.13)

Total distributions to shareholders	(3.53)	(2.22)	(0.38)	(0.00)[2]	(0.22)
Net asset value, end of period	$15.96	$18.82	$21.05	$18.21	$15.18
Total return	2.90%	1.26%	17.81%	19.99%	(2.98)%
Ratios to average net assets (annualized)
Gross expenses	1.13%	1.10%	1.10%	1.10%	1.12%
Net expenses	0.97%	0.97%	0.98%	1.00%	0.96%
Net investment income	1.04%	1.52%	0.86%	1.00%	0.95%
Supplemental data
Portfolio turnover rate	28%	45%	33%	50%	51%
Net assets, end of period (000s omitted)	$2,241	$16,566	$25,444	$32,091	$57,879

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Large Cap Core Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$18.70	$20.95	$18.12	$15.23	$15.91
Net investment income	0.24 [1]	0.34	0.23	0.18	0.18 [1]
Net realized and unrealized gains (losses) on investments	0.48	(0.30)	3.03	2.91	(0.62)

Total from investment operations	0.72	0.04	3.26	3.09	(0.44)
Distributions to shareholders from
Net investment income	(0.37)	(0.24)	(0.21)	(0.20)	(0.11)
Net realized gains	(3.22)	(2.05)	(0.22)	0.00	(0.13)

Total distributions to shareholders	(3.59)	(2.29)	(0.43)	(0.20)	(0.24)
Net asset value, end of period	$15.83	$18.70	$20.95	$18.12	$15.23
Total return	3.22%	1.56%	18.16%	20.43%	(2.75)%
Ratios to average net assets (annualized)
Gross expenses	0.89%	0.86%	0.85%	0.86%	0.87%
Net expenses	0.67%	0.67%	0.68%	0.70%	0.70%
Net investment income	1.40%	1.82%	1.15%	1.23%	1.22%
Supplemental data
Portfolio turnover rate	28%	45%	33%	50%	51%
Net assets, end of period (000s omitted)	$145,425	$600,595	$690,855	$621,864	$412,678

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Wells Fargo Large Cap Core Fund  |  23

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Large Cap Core Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date.

24  |  Wells Fargo Large Cap Core Fund

Notes to financial statements

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of July 31, 2020, the aggregate cost of all investments for federal income tax purposes was $385,437,842 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$135,276,126

Gross unrealized losses	(30,622,054)

Net unrealized gains	$104,654,072

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. In addition, the Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to equalization payments. At July 31, 2020, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Total distributable earnings

$12,313,322	$(12,313,322)

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Wells Fargo Large Cap Core Fund  |  25

Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$29,307,768	$0	$0	$29,307,768

Consumer discretionary	50,233,197	0	0	50,233,197

Consumer staples	22,074,569	0	0	22,074,569

Energy	17,090,429	0	0	17,090,429

Financials	48,227,468	0	0	48,227,468

Health care	87,018,011	0	0	87,018,011

Industrials	34,408,141	0	0	34,408,141

Information technology	147,450,630	0	0	147,450,630

Materials	20,946,707	0	0	20,946,707

Real estate	21,636,372	0	0	21,636,372

Utilities	7,096,809	0	0	7,096,809

Short-term investments

Investment companies	4,601,813	0	0	4,601,813

Total assets	$490,091,914	$0	$0	$490,091,914

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended July 31, 2020, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.700%

Next $500 million	0.675

Next $1 billion	0.650

Next $2 billion	0.625

Next $1 billion	0.600

Next $3 billion	0.590

Next $2 billion	0.565

Next $2 billion	0.555

Next $4 billion	0.530

Over $16 billion	0.505

For the year ended July 31, 2020, the management fee was equivalent to an annual rate of 0.69% of the Fund’s average daily net assets.

26  |  Wells Fargo Large Cap Core Fund

Notes to financial statements

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C, Class R	0.21%

Class R6	0.03

Administrator Class, Institutional Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through November 30, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.08% for Class A shares, 1.83% for Class C shares, 1.33% for Class R shares, 0.65% for Class R6 shares, 0.97% for Administrator Class shares, and 0.67% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a distribution plan for Class C and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended July 31, 2020, Funds Distributor received $3,643 from the sale of Class A shares and $29 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended July 31, 2020.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2020 were $182,833,740 and $725,407,672, respectively.

Wells Fargo Large Cap Core Fund  |  27

Notes to financial statements

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of July 31, 2020, the Fund did not have any securities on loan.

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

During the year ended July 31, 2020, the Fund had average borrowings outstanding of $24,429 at an average rate of 2.89% and paid interest in the amount of $706.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended July 31, 2020 and July 31, 2019 were as follows:

	Year ended July 31

	2020	2019

Ordinary income	$13,476,743	$11,587,477

Long-term capital gain	120,000,152	110,267,828

As of July 31, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains

$3,332,089	$54,236,874	$104,654,072

9. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. As of the end of the period, the Fund invested a concentration of its portfolio in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

10. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

28  |  Wells Fargo Large Cap Core Fund

Notes to financial statements

11. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.

12. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

Wells Fargo Large Cap Core Fund  |  29

Report of independent registered public accounting firm

To the Shareholders of the Fund and Board of Trustees

Wells Fargo Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Large Cap Core Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of July 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

September 25, 2020

30  |  Wells Fargo Large Cap Core Fund

Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2020.

Pursuant to Section 852 of the Internal Revenue Code, $132,313,474 was designated as a 20% rate gain distribution for the fiscal year ended July 31, 2020. Long-term capital gains in the amount of $12,313,322 were distributed in connection with Fund share redemptions.

Pursuant to Section 854 of the Internal Revenue Code, $13,476,743 of income dividends paid during the fiscal year ended July 31, 2020 has been designated as qualified dividend income (QDI).

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo Large Cap Core Fund  |  31

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 147 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

32  |  Wells Fargo Large Cap Core Fund

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019 and Interim President of the McKnight Foundation since 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Large Cap Core Fund  |  33

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 82 funds and Assistant Treasurer of 65 funds in the Fund Complex.
[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

34  |  Wells Fargo Large Cap Core Fund

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Large Cap Core Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 26, 2020 and May 28, 2020 (together, the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Large Cap Core Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2020, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2020. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Adviser’s business continuity plans and of their approaches to data privacy and cybersecurity, and related testing. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.

The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Wells Fargo Large Cap Core Fund  |  35

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2019. The Board also considered more current results for various time periods ended March 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Class A) was lower than the average investment performance of the Universe for the one-year period ended December 31, 2019, and higher than the average investment performance of the Universe for the three-, five- and ten-year periods ended December 31, 2019. The Board also noted that the investment performance of the Fund (Administrator Class) was in range of or higher than the average investment performance of the Universe for the three-, five- and ten-year periods ended March 31, 2020, and lower than the average investment performance for the one-year period ended March 31, 2020. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the S&P 500 Index, for all periods ended December 31, 2019. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the S&P 500 Index, for all periods ended March 31, 2020.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to its benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance. The Board also took note of the Fund’s outperformance relative to the Universe over the longer time periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

36  |  Wells Fargo Large Cap Core Fund

Other information (unaudited)

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.

Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

Wells Fargo Large Cap Core Fund  |  37

Other information (unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Wells Fargo Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment manager, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementation and on-going administration of the Program.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.

At a meeting of the Board held on May 26 and 28, 2020, the Board received a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The Report covered the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the Report. There were no material changes to the Program during the Reporting Period. The Report concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

38  |  Wells Fargo Large Cap Core Fund

Appendix I (unaudited)

Effective on or after May 1, 2020, clients of Edward Jones (also referred to as “shareholders”) purchasing Fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in the Fund’s Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Wells Fargo Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints available at Edward Jones

Rights of Accumulation (ROA)

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of Wells Fargo Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.

ROA is determined by calculating the higher of cost or market value (current shares x NAV).

Letter of Intent (LOI)

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to makeover a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

Sales charges are waived for the following shareholders and in the following situations at Edward Jones:

●   Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing.

● Shares purchased in an Edward Jones fee-based program.
● Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

●   Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1)the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in anon-retirement account.

●   Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

● Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions available at Edward Jones:
● The death or disability of the shareholder.
● Systematic withdrawals with up to 10% per year of the account value.
● Return of excess contributions from an Individual Retirement Account (IRA).

●   Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulation.

● Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
● Shares exchanged in an Edward Jones fee-based program.
● Shares acquired through NAV reinstatement.

Wells Fargo Large Cap Core Fund  |  39

Appendix I (unaudited)

Other Important Information for accounts at Edward Jones:
Minimum Purchase Amounts
● $250 initial purchase minimum
● $50 subsequent purchase minimum

Minimum Balances
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
● A fee-based account held on an Edward Jones platform
● A 529 account held on an Edward Jones platform
● An account with an active systematic investment plan or letter of intent (LOI)

Changing Share Classes
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares.

40  |  Wells Fargo Large Cap Core Fund

Appendix II (unaudited)

Effective June 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“Oppenheimer”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed in the Fund’s Prospectus or SAI.

Front-end sales load waivers on Class A shares available at Oppenheimer

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

Shares purchased by or through a 529 Plan.

Shares purchased through an Oppenheimer affiliated investment advisory program.

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

A shareholder in the Fund’s Class C shares will have their shares exchanged at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Oppenheimer.

Employees and registered representatives of Oppenheimer or its affiliates and their family members.

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Prospectus.
CDSC waivers on A and C shares available at Oppenheimer

Death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Prospectus.

Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus.

Shares sold to pay Oppenheimer fees but only if the transaction is initiated by Oppenheimer.

Shares acquired through a right of reinstatement.
Front-end load discounts available at Oppenheimer: breakpoints, rights of accumulation & letters of intent

Breakpoints as described in the Prospectus.

Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Oppenheimer. Eligible fund family assets not held at Oppenheimer may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Wells Fargo Large Cap Core Fund  |  41

Appendix III (unaudited)

Effective June 15, 2020, shareholders purchasing fund shares through a Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or the SAI.

Front-end sales load waivers on Class A shares available at Baird

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund.

Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird.

Shares purchase from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

A shareholder in the Funds Investor C Shares will have their share exchanged at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the exchange is in line with the policies and procedures of Baird.

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k)plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
CDSC waivers on A and C shares available at Baird

Shares sold due to death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares bought due to returns of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72as described in the Fund’s Prospectus.

Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

Shares acquired through a right of reinstatement.
Front-end load discounts available at Baird: breakpoint and/or rights of accumulation

Breakpoints as described in the Prospectus.

Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a13-month period of time.

42  |  Wells Fargo Large Cap Core Fund

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved

PAR-0820-01038 09-20

A208/AR208 07-20

Annual Report

July 31, 2020

Wells Fargo Large Cap Growth Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Large Cap Growth Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Large Cap Growth Fund for the 12-month period that ended July 31, 2020. Global stock markets saw earlier gains erased in February and March as governments around the world took unprecedented measures, attempting to stop the spread of the coronavirus at the expense of short-term economic output. However, markets rebounded from April on to offset much of the losses as central banks attempted to bolster capital markets and confidence. Fixed-income markets generally performed well overall, achieving widespread gains. Overall, U.S. stocks surpassed their international peers, while U.S. large-cap equity, as measured by the Russell 1000® Index1, easily outperformed small caps, as measured by the Russell 2000® Index2, for the 12-month period that began last August.

For the 12-month period, fixed-income securities generally had positive total returns while non-U.S. developed market equities had the weakest performance and U.S. stocks performed strongly despite sharp volatility in the late winter and early spring. For the period, U.S. stocks, based on the S&P 500 Index,3 gained 11.96%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),4 returned 0.66%, while the MSCI EM Index (Net)5 had somewhat stronger performance, with a 6.55% gain. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index6 returned a robust 10.12%, the Bloomberg Barclays Global Aggregate ex-USD Index7 gained a more modest 5.94%, and the Bloomberg Barclays Municipal Bond Index8 gained 5.36% while the ICE BofA U.S. High Yield Index9 returned 3.10%.

The fiscal year began with supportive central bank actions.

The period began with unresolved U.S.-China trade tensions showing no signs of compromise in August 2019. Evidence of a continued global economic slowdown mounted, and central banks in China, New Zealand, and Thailand cut interest rates after the U.S. Federal Reserve (Fed) had done so in late July. Industrial and manufacturing data declined in China, Canada, Japan, and Germany. Adding to global uncertainty, Italy’s prime minister resigned, many feared a crackdown in Hong Kong as protestors sustained their calls for reform, and U.K. Prime Minister Boris Johnson planned to suspend Parliament as Brexit’s deadline neared.

[1]

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[2]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[3]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[4]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[5]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[6]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[7]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[8]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[9]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Large Cap Growth Fund

Letter to shareholders (unaudited)

In the U.S., the Fed cut interest rates again in September. U.S. manufacturing data disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the Brexit impasse showed no signs of resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. Although the S&P 500 Index finished the third quarter with the best year-to-date returns in more than 20 years, concerns about future returns remained.

The fourth quarter started on a strong note, with U.S.-China trade tensions relaxing in October along with renewed optimism for a U.K. Brexit deal and positive macroeconomic data. The initial estimate of U.S. third-quarter gross domestic product (GDP) growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. However, despite strength among U.S. consumers, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the Fed lowered interest rates another quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to an all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly, and manufacturing and services activity picked up. While consumer confidence and purchasing managers’ activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of President Trump had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility picked up sharply in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose, and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1%. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower and the S&P 500 Index lost 8.2% for the month. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, partly aimed at dissuading further U.S. shale production, causing the price of West Texas Intermediate crude oil to plummet.

Wells Fargo Large Cap Growth Fund  |  3

Letter to shareholders (unaudited)

“The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems.”

“Financial markets posted widely positive returns in June despite ongoing economic weakness and high levels of uncertainty on the containment of the coronavirus and the timing of an effective vaccine.”

The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central banks responded swiftly, slashing interest rates and expanding quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed introduced several new lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Markets rebounded strongly in April, fueled by unprecedented government and central bank stimulus measures. The U.S. economy contracted by an annualized 5.0% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real GDP shrank 3.8%, with the composite April Flash Purchasing Managers’ Index, a monthly survey of purchasing managers, falling to an all-time low of 13.5. The European Central Bank expanded its quantitative easing to include the purchase of additional government bonds of countries with the greatest virus-related need, including Italy and Spain. China’s first-quarter GDP fell by 6.8% year over year. However, retail sales, production, and investment showed signs of recovery. Extreme oil-price volatility continued as global supply far exceeded demand.

In May, the global equity market rebound continued, with widespread strong monthly gains. Investors regained confidence on reports of early signs of success in human trials of a coronavirus vaccine. Growth stocks continued to outperform value stocks while returns on global government bonds were generally flat. In the U.S., a gap grew between the stock market rebound and devastating economic data points, including an April unemployment rate of 14.7%, the highest level since World War II. Purchasing managers’ indices reflected weakening activity in May in both the manufacturing and services sectors. U.S. corporate earnings reports indicated a 14% year-over-year contraction in earnings from the first quarter of 2019. However, high demand for technology, driven by remote activity, supported robust information technology sector earnings, which helped drive major technology stocks higher.

Financial markets posted widely positive returns in June despite ongoing economic weakness and high levels of uncertainty on the containment of the coronavirus and the timing of an effective vaccine. There were hopeful signs as economies reopened, with both U.S. and U.K. retail sales rebounding substantially in May. However, year over year, sales remained depressed. Vitally important to market sentiment was the ongoing commitment by central banks globally to do all they could to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 bonus weekly unemployment benefits due to expire at the end of July. However, unemployment remained in the double digits, easing somewhat from 14.7% in April to 11.1% in June. During June, numerous states reported alarming increases of coronavirus cases. China’s economic recovery picked up momentum in June, though it remained far from a full recovery.

July was a broadly positive month for both global equities and fixed income. However, economic data and a resurgence of coronavirus cases pointed to the vulnerability of the global economy and the ongoing imperative to regain control of the pandemic. Second-quarter GDP shrank by 9.5% and 12.1% in the U.S. and eurozone, respectively, from the previous quarter. In contrast, China reported a 3.2% year-over-year expansion in its second-quarter GDP. U.S. unemployment remained historically high despite adding 1.8 million jobs in July, with a double-digit jobless rate persisting. However, manufacturing activity grew in both the U.S. and eurozone. In Asia, while China’s manufacturing sector continued to expand, activity in Japan and South Korea contracted. In July, a rising concern

4  |  Wells Fargo Large Cap Growth Fund

Letter to shareholders (unaudited)

was the rapid and broad reemergence of coronavirus infections. Despite the ongoing promise of positive early-stage vaccine trial results, economic activity could be held back by the continued spread of the virus and the end of a widely received $600-a-week bonus unemployment benefit in late July.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Notice to Shareholders

At a meeting held on August 10-12, 2020, the Board of Trustees of the Fund approved a change to the Fund’s automatic conversion feature for Class C shares in order to shorten the required holding period from 10 to 8 years. As a result, on a monthly basis beginning November 5, 2020, Class C shares will convert automatically into Class A shares 8 years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, 8 years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis.

Please note that a shorter holding period may apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus for further information.

Wells Fargo Large Cap Growth Fund  |  5

Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Joseph M. Eberhardy, CFA®‡, CPA

Robert Gruendyke, CFA®‡

Thomas C. Ognar, CFA®‡

Average annual total returns (%) as of July 31, 2020

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (STAFX)	7-30-2010	16.41	13.22	15.04	23.51	14.57	15.72	1.18	1.07

Class C (STOFX)	7-30-2010	21.57	13.71	14.86	22.57	13.71	14.86	1.93	1.82

Class R (STMFX)[3]	6-15-2012	–	–	–	23.16	14.27	15.43	1.43	1.32

Class R4 (SLGRX)[4]	11-30-2012	–	–	–	23.59	14.85	16.06	0.90	0.80

Class R6 (STFFX)[5]	11-30-2012	–	–	–	24.03	15.06	16.21	0.75	0.65

Administrator Class (STDFX)	7-30-2010	–	–	–	23.63	14.71	15.87	1.10	0.95

Institutional Class (STNFX)	7-30-2010	–	–	–	23.89	14.94	16.14	0.85	0.75

Russell 1000® Growth Index[6]	–	–	–	–	29.84	16.84	17.29	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R4, Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Large Cap Growth Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of July 31, 2020[7]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through November 30, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.07% for Class A, 1.82% for Class C, 1.32% for Class R, 0.80% Class R4, 0.65% for Class R6, 0.95% for Administrator Class, and 0.75% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for the Class R shares prior to their inception reflects the performance of the former Investor Class shares, adjusted to reflect the higher expenses applicable to the Class R shares.

[4]

Historical performance shown for the Class R4 shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to the Class R4 shares.

[5]

Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

[6]	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.

[7]

The chart compares the performance of Class A shares for the most recent ten years with the Russell 1000® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[8]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[9]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[10]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

*	The security was no longer held at the end of the reporting period.

Wells Fargo Large Cap Growth Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

∎	The Fund underperformed its benchmark, the Russell 1000® Growth Index, for the 12-month period that ended July 31, 2020.

∎	The Fund’s performance was inhibited by stocks within the consumer discretionary and communication services sectors.

∎	Holdings within information technology (IT) and an underweight to consumer staples aided the Fund’s performance for the period.

For much of the 12-month period, stocks were largely impervious to tariffs on Chinese goods and other geopolitical events. However, in the first quarter of 2020, the spread of the coronavirus pandemic crippled the global economy, sending U.S. equities into a laconic bear market. The unprecedented spread of the coronavirus prompted global central banks to quickly inject massive liquidity into the markets. On the fiscal side, the U.S. government passed the Coronavirus Aid, Relief, and Economic Security Act and other stimulative measures to support the economy. Shortly after setting a record for the quickest descent into bear market territory in the first quarter of 2020, the S&P 500 Index8 set another record, posting its best 50-day rally ever the following quarter. Although we believe new leadership may arise in the coming periods, we are positioning the Fund so it has the potential to capitalize on an array of outcomes. We believe our diversified and balanced approach to portfolio construction and strict emphasis on sell discipline should help mitigate risk with the goal of providing a less volatile experience for our clients.

Ten largest holdings (%) as of July 31, 2020[9]

Amazon.com Incorporated	10.36

Microsoft Corporation	8.84

Facebook Incorporated Class A	4.51

MasterCard Incorporated Class A	4.25

Apple Incorporated	4.22

PayPal Holdings Incorporated	4.20

Visa Incorporated Class A	3.49

Alphabet Incorporated Class A	3.44

Alphabet Incorporated Class C	3.37

MarketAxess Holdings Incorporated	2.67

Sector allocation as of July 31, 2020[10]

Certain consumer discretionary and communication services stocks detracted from performance.

Within consumer discretionary, retailers Ulta Beauty Inc. and Levi Strauss & Co.* retraced sharply as traffic fell precipitously amid widespread store closings. Apparel holding Levi Strauss & Co. trailed the market after being hurt by reduced traffic, citing a decline in earnings before interest, taxes, depreciation, and amortization largely due to elevated selling, general, and administrative costs. However, we believe areas such as off-price retail are well positioned as the group has historically held up well relative to peers during recessions and rebounded strongly during the recovery periods. We also expect that many of the specialty retailers and restaurants we own will rebound quickly as the virus subsides, with increased pent-up demand for their unique offerings. Other detractors within the communication services sector hindered results as Pinterest, Inc.*, fell 47% largely due to a deceleration in its U.S. segment toward the end of 2019. The Fund’s largest relative detractor was Apple Inc., which rallied sharply as it has witnessed strong demand from many products. While we recognize the company’s powerful ecosystem and strong propensity to return cash to shareholders, most of its services are tied to its hardware-installed base, which has matured in recent years. Due to its lower growth profile and increased elasticity for its main product, the iPhone, we don’t believe it warrants a larger weight within the Fund.

Performance of IT holdings was beneficial to Fund performance.

Strength within the IT sector came from payments processor PayPal Holdings Inc., which capitalized on growth within e-commerce and the pervasive shift from cash and check to plastic. The structural advantages of the software industry continue to feature benefits including a predictable cost of ownership to the customer, scale, and seamless implementation. Other contributors included Amazon.com, Inc., which rallied 70% after posting strong unit growth and Amazon Web Services metrics. The stock has been one of our best performers, as demand for its e-commerce capabilities has increased considerably as most retailers had to close their doors during the coronavirus pandemic. The company continues to execute from its four main pillars of cloud computing, e-commerce (which includes groceries), digital advertising, and shipping and logistics.

Please see footnotes on page 7.

8  |  Wells Fargo Large Cap Growth Fund

Performance highlights (unaudited)

Areas of focus remain in secular areas personified in our SCODIi acronym.

The coronavirus crisis has pulled forward many secular trends as several companies have cited years of transformation compressed into months. This trend can be encapsulated in our SCODIi acronym, which stands for software as a service (SaaS), cloud services, online retail, digital payments, the internet of things, and innovation. Within SaaS, companies that offer communications capabilities are helping workers function remotely. In cloud computing, a surge in e-commerce spend and telemedicine has fostered a precipitous increase in cloud demand. Online shopping is fundamentally changing consumer behaviors and is having a profound effect on digital transactions, an area that is becoming a necessity rather than a luxury. The internet of things has played an essential role as the need for home office electronics are supported by more powerful underlying chip hardware. Lastly, within innovation, critical procedures have resumed eliciting a spur in demand for medical devices.

The equity market has shown marked resiliency this year. The economy appears to be improving, but there are many risks abound. We believe the recovery will be uneven as some businesses will be permanently impaired while others will likely see a pull forward in demand. It is an exciting time to be a stock picker in an area where change is occurring at a rapid pace and there is greater disparity among companies. Still, we believe this is the time to be extra vigilant on risk given the wider range of outcomes. We believe our approach is built for such markets and our long track record provides a useful guide in helping navigate potentially more volatile periods ahead.

Please see footnotes on page 7.

Wells Fargo Large Cap Growth Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2020 to July 31, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2020	Ending account value 7-31-2020	Expenses paid during the period[1]	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,132.88	$5.67	1.07%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.54	$5.37	1.07%

Class C

Actual	$1,000.00	$1,128.71	$9.63	1.82%

Hypothetical (5% return before expenses)	$1,000.00	$1,015.81	$9.12	1.82%

Class R

Actual	$1,000.00	$1,131.36	$7.00	1.32%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	$6.62	1.32%

Class R4

Actual	$1,000.00	$1,132.07	$4.24	0.80%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.89	$4.02	0.80%

Class R6

Actual	$1,000.00	$1,135.27	$3.45	0.65%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.63	$3.27	0.65%

Administrator Class

Actual	$1,000.00	$1,133.42	$5.04	0.95%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.14	$4.77	0.95%

Institutional Class

Actual	$1,000.00	$1,134.61	$3.98	0.75%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.13	$3.77	0.75%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Large Cap Growth Fund

Portfolio of investments—July 31, 2020

	Shares	Value
Common Stocks: 100.13%

Communication Services: 12.53%

Entertainment: 1.21%
Activision Blizzard Incorporated	126,925	$10,487,813
Netflix Incorporated †	4,825	2,358,846
Warner Music Group Corporation Class A †	8,002	241,260

		13,087,919

Interactive Media & Services: 11.32%
Alphabet Incorporated Class A †	24,980	37,168,991
Alphabet Incorporated Class C †	24,560	36,421,498
Facebook Incorporated Class A †	192,025	48,710,982

		122,301,471

Consumer Discretionary: 16.28%

Hotels, Restaurants & Leisure: 1.28%
Chipotle Mexican Grill Incorporated †	10,630	12,279,351
Starbucks Corporation	20,370	1,558,916

		13,838,267

Internet & Direct Marketing Retail: 10.36%
Amazon.com Incorporated †	35,360	111,903,085

Specialty Retail: 3.85%
Burlington Stores Incorporated †	86,080	16,183,040
CarMax Incorporated †	97,995	9,502,575
The Home Depot Incorporated	38,325	10,174,904
The TJX Companies Incorporated	104,315	5,423,337
Ulta Beauty Incorporated †	1,425	275,011

		41,558,867

Textiles, Apparel & Luxury Goods: 0.79%
Nike Incorporated Class B	88,045	8,594,072

Consumer Staples: 1.07%

Beverages: 0.74%
The Coca-Cola Company	169,410	8,002,928

Personal Products: 0.33%
The Estee Lauder Companies Incorporated Class A	18,220	3,599,179

Financials: 2.67%

Capital Markets: 2.67%
MarketAxess Holdings Incorporated	55,850	28,857,695

Health Care: 13.65%

Biotechnology: 0.98%
Regeneron Pharmaceuticals Incorporated †	9,125	5,767,639
Vertex Pharmaceuticals Incorporated †	17,950	4,882,400

		10,650,039

Health Care Equipment & Supplies: 9.69%
Abbott Laboratories	158,740	15,975,594
Baxter International Incorporated	165,340	14,282,069

The accompanying notes are an integral part of these financial statements.

Wells Fargo Large Cap Growth Fund  |  11

Portfolio of investments—July 31, 2020

	Shares	Value

Health Care Equipment & Supplies (continued)
Boston Scientific Corporation †	636,459	$24,548,224
Edwards Lifesciences Corporation †	247,465	19,403,731
Intuitive Surgical Incorporated †	26,400	18,095,616
Stryker Corporation	63,945	12,360,569

		104,665,803

Health Care Technology: 1.00%
Veeva Systems Incorporated Class A †	40,895	10,819,590

Life Sciences Tools & Services: 0.58%
Agilent Technologies Incorporated	65,440	6,303,835

Pharmaceuticals: 1.40%
Zoetis Incorporated	99,650	15,114,912

Industrials: 8.63%

Air Freight & Logistics: 0.15%
United Parcel Service Incorporated Class B	11,200	1,598,912

Commercial Services & Supplies: 2.69%
Copart Incorporated †	105,595	9,846,734
Waste Connections Incorporated	188,045	19,250,167

		29,096,901

Industrial Conglomerates: 0.41%
Roper Technologies Incorporated	10,175	4,400,179

Professional Services: 0.84%
CoStar Group Incorporated †	7,915	6,725,850
TransUnion	27,090	2,426,451

		9,152,301

Road & Rail: 4.54%
CSX Corporation	181,635	12,957,841
Norfolk Southern Corporation	97,545	18,749,124
Union Pacific Corporation	100,130	17,357,536

		49,064,501

Information Technology: 41.29%

IT Services: 16.21%
Fidelity National Information Services Incorporated	182,448	26,693,967
Global Payments Incorporated	67,715	12,054,624
MasterCard Incorporated Class A	148,750	45,893,838
PayPal Holdings Incorporated †	231,510	45,392,166
Square Incorporated Class A †	23,000	2,986,550
Twilio Incorporated Class A †	16,040	4,449,817
Visa Incorporated Class A	198,075	37,713,480

		175,184,442

Semiconductors & Semiconductor Equipment: 5.61%
Maxim Integrated Products Incorporated	103,010	7,013,951
Microchip Technology Incorporated	249,980	25,430,465
NVIDIA Corporation	37,590	15,960,338
Texas Instruments Incorporated	95,795	12,218,652

		60,623,406

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Large Cap Growth Fund

Portfolio of investments—July 31, 2020

		Shares	Value
Software: 15.25%
Adobe Incorporated †		22,155	$9,843,910
Microsoft Corporation		466,050	95,544,911
Salesforce.com Incorporated †		57,880	11,277,918
ServiceNow Incorporated †		45,815	20,121,948
Splunk Incorporated †		133,320	27,973,202

			164,761,889

Technology Hardware, Storage & Peripherals: 4.22%
Apple Incorporated		107,230	45,577,039

Materials: 4.01%

Chemicals: 4.01%
Air Products & Chemicals Incorporated		58,510	16,770,721
Ecolab Incorporated		46,685	8,733,830
Linde plc		72,520	17,775,375

			43,279,926

Total Common Stocks (Cost $448,845,499)			1,082,037,158

	Yield
Short-Term Investments: 0.26%

Investment Companies: 0.26%
Wells Fargo Government Money Market Select Class (l)(u)	0.10%	2,815,713	2,815,713

Total Short-Term Investments (Cost $2,815,713)			2,815,713

Total investments in securities (Cost $451,661,212)	100.39%	1,084,852,871

Other assets and liabilities, net	(0.39)	(4,225,339)

Total net assets	100.00%	$1,080,627,532

†	Non-income-earning security
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Value, beginning of period	Purchases	Sales Proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC *	$39,217,430	$192,319,725	$(231,537,854)	$575	$124	$197,667	#	$0
Wells Fargo Government Money Market Fund Select Class	5,937,879	177,232,476	(180,354,642)	0	0	54,169		2,815,713

				$575	$124	$251,836		$2,815,713	0.26%

*	No longer held at the end of the period

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Large Cap Growth Fund  |  13

Statement of assets and liabilities—July 31, 2020

Assets
Investments in unaffiliated securities, at value (cost $448,845,499)	$1,082,037,158
Investments in affiliated securities, at value (cost $2,815,713)	2,815,713
Receivable for Fund shares sold	409,708
Receivable for dividends	298,020
Prepaid expenses and other assets	19,039

Total assets	1,085,579,638

Liabilities
Payable for investments purchased	3,453,582
Payable for Fund shares redeemed	516,966
Management fee payable	548,830
Administration fees payable	136,868
Distribution fees payable	7,578
Trustees’ fees and expenses payable	4,248
Accrued expenses and other liabilities	284,034

Total liabilities	4,952,106

Total net assets	$1,080,627,532

Net assets consist of
Paid-in capital	$360,767,862
Total distributable earnings	719,859,670

Total net assets	$1,080,627,532

Computation of net asset value and offering price per share
Net assets – Class A	$587,771,027
Shares outstanding – Class A1	11,843,816
Net asset value per share – Class A	$49.63
Maximum offering price per share – Class A2	$52.66
Net assets – Class C	$9,917,881
Shares outstanding – Class C1	228,934
Net asset value per share – Class C	$43.32
Net assets – Class R	$3,321,939
Shares outstanding – Class R1	69,488
Net asset value per share – Class R	$47.81
Net assets – Class R4	$18,156
Share outstanding – Class R4[1]	353
Net asset value per share – Class R4	$51.43
Net assets – Class R6	$327,583,627
Shares outstanding – Class R6[1]	6,305,399
Net asset value per share – Class R6	$51.95
Net assets – Administrator Class	$79,334,300
Shares outstanding – Administrator Class[1]	1,571,964
Net asset value per share – Administrator Class	$50.47
Net assets – Institutional Class	$72,680,602
Shares outstanding – Institutional Class[1]	1,406,606
Net asset value per share – Institutional Class	$51.67

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Large Cap Growth Fund

Statement of operations—year ended July 31, 2020

Investment income
Dividends (net of foreign withholding taxes of $24,066)	$7,861,752
Income from affiliated securities	141,791

Total investment income	8,003,543

Expenses
Management fee	6,773,689
Administration fees
Class A	1,098,477
Class C	22,035
Class R	8,276
Class R4	554
Class R6	92,221
Administrator Class	90,483
Institutional Class	91,240
Shareholder servicing fees
Class A	1,306,617
Class C	26,199
Class R	9,409
Class R4	692
Administrator Class	173,917
Distribution fees
Class C	78,584
Class R	9,244
Custody and accounting fees	45,645
Professional fees	44,775
Registration fees	120,121
Shareholder report expenses	76,731
Trustees’ fees and expenses	21,002
Other fees and expenses	33,501

Total expenses	10,123,412
Less: Fee waivers and/or expense reimbursements
Fund-level	(1,005,756)
Class A	(156,070)
Class C	(1,043)
Class R	(1,176)
Administrator Class	(34,611)

Net expenses	8,924,756

Net investment loss	(921,213)

Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	102,200,975
Affiliated securities	575

Net realized gains on investments	102,201,550

Net change in unrealized gains (losses) on
Unaffiliated securities	109,642,565
Affiliated securities	124

Net change in unrealized gains (losses) on investments	109,642,689

Net realized and unrealized gains (losses) on investments	211,844,239

Net increase in net assets resulting from operations	$210,923,026

The accompanying notes are an integral part of these financial statements.

Wells Fargo Large Cap Growth Fund  |  15

Statement of changes in net assets

	Year ended July 31, 2020		Year ended July 31, 2019

Operations
Net investment income (loss)		$(921,213)		$885,116
Net realized gains on investments		102,201,550		127,678,132
Net change in unrealized gains (losses) on investments		109,642,689		(27,477,455)

Net increase in net assets resulting from operations		210,923,026		101,085,793

Distributions to shareholders from net investment income and net realized gains
Class A		(48,085,264)		(111,706,240)
Class C		(1,095,349)		(3,431,246)
Class R		(417,971)		(1,280,121)
Class R4		(85,773)		(455,047)
Class R6		(29,201,378)		(66,047,400)
Administrator Class		(6,247,883)		(14,492,251)
Institutional Class		(6,697,849)		(18,149,003)

Total distributions to shareholders		(91,831,467)		(215,561,308)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	380,850	16,129,700	399,711	17,356,631
Class C	51,726	1,741,347	71,966	2,571,501
Class R	32,914	1,386,119	49,362	1,986,257
Class R4	10,868	467,147	9,684	457,992
Class R6	1,409,952	60,242,135	780,490	34,878,326
Administrator Class	222,967	9,665,543	156,702	7,081,152
Institutional Class	196,605	8,571,145	275,036	12,403,795

		98,203,136		76,735,654

Reinvestment of distributions
Class A	1,127,986	46,360,245	2,918,252	107,245,772
Class C	25,717	927,347	92,097	3,029,996
Class R	4,263	169,064	9,145	326,200
Class R4	1,974	84,285	11,892	451,084
Class R6	647,777	27,895,354	1,625,721	62,084,213
Administrator Class	149,395	6,242,050	388,367	14,470,567
Institutional Class	140,193	6,001,246	407,144	15,475,547

		87,679,591		203,083,379

Payment for shares redeemed
Class A	(1,628,537)	(68,860,332)	(1,635,497)	(70,467,127)
Class C	(140,447)	(5,259,663)	(197,048)	(7,247,118)
Class R	(72,655)	(2,962,212)	(64,781)	(2,603,006)
Class R4	(32,078)	(1,411,121)	(41,238)	(1,706,882)
Class R6	(2,851,205)	(123,114,591)	(1,438,307)	(65,749,149)
Administrator Class	(296,951)	(12,894,932)	(555,121)	(25,132,488)
Institutional Class	(679,804)	(30,194,632)	(729,747)	(33,022,472)

		(244,697,483)		(205,928,242)

Net increase (decrease) in net assets resulting from capital share transactions		(58,814,756)		73,890,791

Total increase (decrease) in net assets		60,276,803		(40,584,724)

Net assets
Beginning of period		1,020,350,729		1,060,935,453

End of period		$1,080,627,532		$1,020,350,729

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Large Cap Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2020	2019	2018	2017	2016
Net asset value, beginning of period	$44.23	$52.01	$50.10	$46.05	$49.55
Net investment loss	(0.11)	(0.03)[1]	(0.08)	(0.03)[1]	(0.03)[1]
Net realized and unrealized gains (losses) on investments	9.66	3.47	12.56	6.39	(0.92)

Total from investment operations	9.55	3.44	12.48	6.36	(0.95)
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	(0.00)[2]
Net realized gains	(4.15)	(11.22)	(10.57)	(2.31)	(2.55)

Total distributions to shareholders	(4.15)	(11.22)	(10.57)	(2.31)	(2.55)
Net asset value, end of period	$49.63	$44.23	$52.01	$50.10	$46.05
Total return[3]	23.51%	11.00%	27.98%	14.60%	(1.83)%
Ratios to average net assets (annualized)
Gross expenses	1.18%	1.18%	1.17%	1.17%	1.16%
Net expenses	1.05%	1.07%	1.07%	1.07%	1.07%
Net investment loss	(0.24)%	(0.07)%	(0.16)%	(0.06)%	(0.06)%
Supplemental data
Portfolio turnover rate	34%	43%	34%	40%	31%
Net assets, end of period (000s omitted)	$587,771	$529,110	$534,694	$516,410	$576,502

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Large Cap Growth Fund  |  17

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2020	2019	2018	2017	2016
Net asset value, beginning of period	$39.41	$47.97	$47.25	$43.88	$47.68
Net investment loss	(0.38)[1]	(0.32)[1]	(0.31)	(0.35)[1]	(0.32)[1]
Net realized and unrealized gains (losses) on investments	8.44	2.98	11.60	6.03	(0.93)

Total from investment operations	8.06	2.66	11.29	5.68	(1.25)
Distributions to shareholders from
Net realized gains	(4.15)	(11.22)	(10.57)	(2.31)	(2.55)
Net asset value, end of period	$43.32	$39.41	$47.97	$47.25	$43.88
Total return[2]	22.57%	10.17%	27.03%	13.74%	(2.56)%
Ratios to average net assets (annualized)
Gross expenses	1.93%	1.93%	1.92%	1.91%	1.91%
Net expenses	1.82%	1.82%	1.82%	1.82%	1.82%
Net investment loss	(1.00)%	(0.80)%	(0.90)%	(0.81)%	(0.75)%
Supplemental data
Portfolio turnover rate	34%	43%	34%	40%	31%
Net assets, end of period (000s omitted)	$9,918	$11,504	$15,586	$14,640	$18,877

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Large Cap Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R	2020	2019	2018	2017	2016
Net asset value, beginning of period	$42.86	$50.89	$49.34	$45.50	$49.11
Net investment loss	(0.20)[1]	(0.13)[1]	(0.20)[1]	(0.14)[1]	(0.10)[1]
Net realized and unrealized gains (losses) on investments	9.30	3.32	12.32	6.29	(0.96)

Total from investment operations	9.10	3.19	12.12	6.15	(1.06)
Distributions to shareholders from
Net realized gains	(4.15)	(11.22)	(10.57)	(2.31)	(2.55)
Net asset value, end of period	$47.81	$42.86	$50.89	$49.34	$45.50
Total return	23.16%	10.74%	27.65%	14.30%	(2.08)%
Ratios to average net assets (annualized)
Gross expenses	1.41%	1.42%	1.42%	1.41%	1.41%
Net expenses	1.32%	1.32%	1.32%	1.32%	1.32%
Net investment loss	(0.49)%	(0.29)%	(0.40)%	(0.31)%	(0.23)%
Supplemental data
Portfolio turnover rate	34%	43%	34%	40%	31%
Net assets, end of period (000s omitted)	$3,322	$4,499	$5,661	$6,387	$8,218

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Wells Fargo Large Cap Growth Fund  |  19

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R4	2020	2019	2018	2017	2016
Net asset value, beginning of period	$45.72	$53.23	$50.94	$46.69	$50.23
Net investment income	0.02 [1]	0.11 [1]	0.05 [1]	0.11 [1]	0.13
Net realized and unrealized gains (losses) on investments	9.91	3.60	12.81	6.50	(0.95)

Total from investment operations	9.93	3.71	12.86	6.61	(0.82)
Distributions to shareholders from
Net investment income	(0.07)	0.00	0.00	(0.05)	(0.17)
Net realized gains	(4.15)	(11.22)	(10.57)	(2.31)	(2.55)

Total distributions to shareholders	(4.22)	(11.22)	(10.57)	(2.36)	(2.72)
Net asset value, end of period	$51.43	$45.72	$53.23	$50.94	$46.69
Total return	23.59%	11.32%	28.31%	14.96%	(1.54)%
Ratios to average net assets (annualized)
Gross expenses	0.90%	0.90%	0.90%	0.88%	0.88%
Net expenses	0.80%	0.80%	0.80%	0.80%	0.78%
Net investment income	0.05%	0.24%	0.10%	0.25%	0.27%
Supplemental data
Portfolio turnover rate	34%	43%	34%	40%	31%
Net assets, end of period (000s omitted)	$18	$896	$2,089	$337	$8,400

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Large Cap Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R6	2020	2019	2018	2017	2016
Net asset value, beginning of period	$46.06	$53.49	$51.12	$46.82	$50.34
Net investment income	0.08 [1]	0.16 [1]	0.14	0.17	0.22
Net realized and unrealized gains (losses) on investments	10.09	3.65	12.85	6.52	(0.97)

Total from investment operations	10.17	3.81	12.99	6.69	(0.75)
Distributions to shareholders from
Net investment income	(0.13)	(0.02)	(0.05)	(0.08)	(0.22)
Net realized gains	(4.15)	(11.22)	(10.57)	(2.31)	(2.55)

Total distributions to shareholders	(4.28)	(11.24)	(10.62)	(2.39)	(2.77)
Net asset value, end of period	$51.95	$46.06	$53.49	$51.12	$46.82
Total return	24.03%	11.46%	28.51%	15.09%	(1.39)%
Ratios to average net assets (annualized)
Gross expenses	0.75%	0.75%	0.75%	0.74%	0.73%
Net expenses	0.65%	0.65%	0.65%	0.65%	0.64%
Net investment income	0.17%	0.35%	0.27%	0.36%	0.39%
Supplemental data
Portfolio turnover rate	34%	43%	34%	40%	31%
Net assets, end of period (000s omitted)	$327,584	$326,990	$327,943	$307,048	$225,805

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Wells Fargo Large Cap Growth Fund  |  21

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$44.87	$52.54	$50.46	$46.32	$49.84
Net investment income (loss)	(0.07)	0.02	(0.01)	0.05	0.05
Net realized and unrealized gains (losses) on investments	9.83	3.53	12.66	6.41	(0.94)

Total from investment operations	9.76	3.55	12.65	6.46	(0.89)
Distributions to shareholders from
Net investment income	(0.01)	0.00	0.00	(0.01)	(0.08)
Net realized gains	(4.15)	(11.22)	(10.57)	(2.31)	(2.55)

Total distributions to shareholders	(4.16)	(11.22)	(10.57)	(2.32)	(2.63)
Net asset value, end of period	$50.47	$44.87	$52.54	$50.46	$46.32
Total return	23.63%	11.14%	28.14%	14.75%	(1.71)%
Ratios to average net assets (annualized)
Gross expenses	1.10%	1.10%	1.09%	1.08%	1.08%
Net expenses	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment income (loss)	(0.14)%	0.05%	(0.03)%	0.06%	0.12%
Supplemental data
Portfolio turnover rate	34%	43%	34%	40%	31%
Net assets, end of period (000s omitted)	$79,334	$67,158	$79,154	$80,937	$237,577

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Large Cap Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$45.84	$53.31	$51.00	$46.74	$50.30
Net investment income	0.03 [1]	0.12 [1]	0.10 [1]	0.12 [1]	0.17 [1]
Net realized and unrealized gains (losses) on investments	10.04	3.63	12.80	6.51	(0.96)

Total from investment operations	10.07	3.75	12.90	6.63	(0.79)
Distributions to shareholders from
Net investment income	(0.09)	0.00	(0.02)	(0.06)	(0.22)
Net realized gains	(4.15)	(11.22)	(10.57)	(2.31)	(2.55)

Total distributions to shareholders	(4.24)	(11.22)	(10.59)	(2.37)	(2.77)
Net asset value, end of period	$51.67	$45.84	$53.31	$51.00	$46.74
Total return	23.89%	11.37%	28.37%	14.98%	(1.49)%
Ratios to average net assets (annualized)
Gross expenses	0.85%	0.85%	0.84%	0.83%	0.83%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.71%
Net investment income	0.07%	0.26%	0.18%	0.27%	0.37%
Supplemental data
Portfolio turnover rate	34%	43%	34%	40%	31%
Net assets, end of period (000s omitted)	$72,681	$80,194	$95,809	$169,836	$316,310

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Wells Fargo Large Cap Growth Fund  |  23

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Large Cap Growth Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

24  |  Wells Fargo Large Cap Growth Fund

Notes to financial statements

In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of July 31, 2020, the aggregate cost of all investments for federal income tax purposes was $453,425,243 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$631,427,628

Gross unrealized losses	0

Net unrealized gains	$631,427,628

As of July 31, 2020, the Fund had a qualified late-year ordinary loss of $1,133,005 which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Wells Fargo Large Cap Growth Fund  |  25

Notes to financial statements

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$135,389,390	$0	$0	$135,389,390

Consumer discretionary	175,894,291	0	0	175,894,291

Consumer staples	11,602,107	0	0	11,602,107

Financials	28,857,695	0	0	28,857,695

Health care	147,554,179	0	0	147,554,179

Industrials	93,312,794	0	0	93,312,794

Information technology	446,146,776	0	0	446,146,776

Materials	43,279,926	0	0	43,279,926

Short-term investments

Investment companies	2,815,713	0	0	2,815,713

Total assets	$1,084,852,871	$0	$0	$1,084,852,871

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended July 31, 2020, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.700%

Next $500 million	0.675

Next $1 billion	0.650

Next $2 billion	0.625

Next $1 billion	0.600

Next $3 billion	0.590

Next $2 billion	0.565

Next $2 billion	0.555

Next $4 billion	0.530

Over $16 billion	0.505

For the year ended July 31, 2020, the management fee was equivalent to an annual rate of 0.69% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of

26  |  Wells Fargo Large Cap Growth Fund

Notes to financial statements

Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.30% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C, Class R	0.21%

Class R4	0.08

Class R6	0.03

Administrator Class, Institutional Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through November 30, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.07% for Class A shares, 1.82% for Class C shares, 1.32% for Class R shares, 0.80% for Class R4 shares, 0.65% for Class R6 shares, 0.95% for Administrator Class shares, and 0.75% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a distribution plan for Class C and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended July 31, 2020, Funds Distributor received $1,087 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended July 31, 2020.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Class R4 is charged a fee at an annual rate of 0.10% of its average daily net assets. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2020 were $329,451,576 and $470,909,977, respectively.

Wells Fargo Large Cap Growth Fund  |  27

Notes to financial statements

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of July 31, 2020, the Fund did not have any securities on loan.

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended July 31, 2020, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended July 31, 2020 and July 31, 2019 were as follows:

	Year ended July 31

	2020	2019

Ordinary income	$1,091,392	$137,477

Long-term capital gain	90,740,075	215,423,831

As of July 31, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred

$89,584,430	$631,427,628	$(1,133,005)

9. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. As of the end of the period, the Fund invested a concentration of its portfolio in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

10. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

28  |  Wells Fargo Large Cap Growth Fund

Notes to financial statements

11. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.

12. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

Wells Fargo Large Cap Growth Fund  |  29

Report of independent registered public accounting firm

To the Shareholders of the Fund and Board of Trustees

Wells Fargo Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Large Cap Growth Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of July 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

September 25, 2020

30  |  Wells Fargo Large Cap Growth Fund

Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2020.

Pursuant to Section 852 of the Internal Revenue Code, $90,740,075 was designated as a 20% rate gain distribution for the fiscal year ended July 31, 2020.

Pursuant to Section 854 of the Internal Revenue Code, $1,091,392 of income dividends paid during the fiscal year ended July 31, 2020 has been designated as qualified dividend income (QDI).

For the fiscal year ended July 31, 2020, $14,131 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo Large Cap Growth Fund  |  31

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 147 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

32  |  Wells Fargo Large Cap Growth Fund

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019 and Interim President of the McKnight Foundation since 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Large Cap Growth Fund  |  33

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 82 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

34  |  Wells Fargo Large Cap Growth Fund

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Large Cap Growth Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 26, 2020 and May 28, 2020 (together, the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Large Cap Growth Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2020, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2020. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Adviser’s business continuity plans and of their approaches to data privacy and cybersecurity, and related testing. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.

The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Wells Fargo Large Cap Growth Fund  |  35

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2019. The Board also considered more current results for various time periods ended March 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for the three- and ten-year periods ended December 31, 2019, and in range of the average investment performance of the Universe for the one- and five-year periods ended December 31, 2019. The Board also noted that the investment performance of the Fund (Administrator Class) was higher than or in range of the average investment performance of the Universe for the three- and ten-year periods ended March 31, 2020, and lower than the average investment performance for the one- and five-year periods ended March 31, 2020. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Russell 1000® Growth Index, for the one-, five- and ten-year periods ended December 31, 2019, and higher than its benchmark index for the three-year period ended December 31, 2019. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Russell 1000® Growth Index, for the one-, five- and ten-year periods ended March 31, 2020, and in range of its benchmark index for the three-year period ended March 31, 2020.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were equal to or lower than the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

36  |  Wells Fargo Large Cap Growth Fund

Other information (unaudited)

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.

Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

Wells Fargo Large Cap Growth Fund  |  37

Other information (unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Wells Fargo Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment manager, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementation and on-going administration of the Program.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.

At a meeting of the Board held on May 26 and 28, 2020, the Board received a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The Report covered the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the Report. There were no material changes to the Program during the Reporting Period. The Report concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

38  |  Wells Fargo Large Cap Growth Fund

Appendix I (unaudited)

Effective on or after May 1, 2020, clients of Edward Jones (also referred to as “shareholders”) purchasing Fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in the Fund’s Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Wells Fargo Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints available at Edward Jones

Rights of Accumulation (ROA)

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of Wells Fargo Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.

ROA is determined by calculating the higher of cost or market value (current shares x NAV).

Letter of Intent (LOI)

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to makeover a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

Sales charges are waived for the following shareholders and in the following situations at Edward Jones:

●   Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing.

● Shares purchased in an Edward Jones fee-based program.
● Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

●   Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in anon-retirement account.

●   Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

● Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions available at Edward Jones:
● The death or disability of the shareholder.
● Systematic withdrawals with up to 10% per year of the account value.
● Return of excess contributions from an Individual Retirement Account (IRA).

●   Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulation.

● Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
● Shares exchanged in an Edward Jones fee-based program.
● Shares acquired through NAV reinstatement.

Wells Fargo Large Cap Growth Fund  |  39

Appendix I (unaudited)

Other Important Information for accounts at Edward Jones:
Minimum Purchase Amounts
● $250 initial purchase minimum
● $50 subsequent purchase minimum

Minimum Balances
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
● A fee-based account held on an Edward Jones platform
● A 529 account held on an Edward Jones platform
● An account with an active systematic investment plan or letter of intent (LOI)

Changing Share Classes
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares.

40  |  Wells Fargo Large Cap Growth Fund

Appendix II (unaudited)

Effective June 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“Oppenheimer”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Oppenheimer

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

Shares purchased by or through a 529 Plan.

Shares purchased through an Oppenheimer affiliated investment advisory program.

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

A shareholder in the Fund’s Class C shares will have their shares exchanged at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Oppenheimer.

Employees and registered representatives of Oppenheimer or its affiliates and their family members.

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Prospectus.
CDSC Waivers on A and C Shares available at Oppenheimer

Death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Prospectus.

Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus.

Shares sold to pay Oppenheimer fees but only if the transaction is initiated by Oppenheimer.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Oppenheimer: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in the Prospectus.

Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Oppenheimer. Eligible fund family assets not held at Oppenheimer may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Wells Fargo Large Cap Growth Fund  |  41

Appendix III (unaudited)

Effective June 15, 2020, shareholders purchasing fund shares through a Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or the SAI.

Front-end Sales Load Waivers on Class A Shares available at Baird

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund.

Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird.

Shares purchase from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

A shareholder in the Funds Investor C Shares will have their share exchanged at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the exchange is in line with the policies and procedures of Baird.

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
CDSC Waivers on A and C Shares available at Baird

Shares sold due to death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares bought due to returns of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s Prospectus.

Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Baird: Breakpoint and/or Rights of Accumulation

Breakpoints as described in the Prospectus.

Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time.

42  |  Wells Fargo Large Cap Growth Fund

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved

PAR-0820-01039 09-20

A209/AR209 07-20

Annual Report

July 31, 2020

Wells Fargo

Large Company Value Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Large Company Value Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Large Company Value Fund for the 12-month period that ended July 31, 2020. Global stock markets saw earlier gains erased in February and March as governments around the world took unprecedented measures, attempting to stop the spread of the coronavirus at the expense of short-term economic output. However, markets rebounded from April on to offset much of the losses as central banks attempted to bolster capital markets and confidence. Fixed-income markets generally performed well overall, achieving widespread gains. Overall, U.S. stocks surpassed their international peers, while U.S. large-cap equity, as measured by the Russell 1000® Index1, easily outperformed small caps, as measured by the Russell 2000® Index2, for the 12-month period that began last August.

For the 12-month period, fixed-income securities generally had positive total returns while non-U.S. developed market equities had the weakest performance and U.S. stocks performed strongly despite sharp volatility in the late winter and early spring. For the period, U.S. stocks, based on the S&P 500 Index,3 gained 11.96%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),4 returned 0.66%, while the MSCI EM Index (Net)5 had somewhat stronger performance, with a 6.55% gain. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index6 returned a robust 10.12%, the Bloomberg Barclays Global Aggregate ex-USD Index7 gained a more modest 5.94%, and the Bloomberg Barclays Municipal Bond Index8 gained 5.36% while the ICE BofA U.S. High Yield Index9 returned 3.10%.

The fiscal year began with supportive central bank actions.

The period began with unresolved U.S.-China trade tensions showing no signs of compromise in August 2019. Evidence of a continued global economic slowdown mounted, and central banks in China, New Zealand, and Thailand cut interest rates after the U.S. Federal Reserve (Fed) had done so in late July. Industrial and manufacturing data declined in China, Canada, Japan, and Germany. Adding to global uncertainty, Italy’s prime minister resigned, many feared a crackdown in Hong Kong as protestors sustained their calls for reform, and U.K. Prime Minister Boris Johnson planned to suspend Parliament as Brexit’s deadline neared.

[1]

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[2]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[3]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[4]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[5]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[6]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[7]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[8]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[9]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Large Company Value Fund

Letter to shareholders (unaudited)

In the U.S., the Fed cut interest rates again in September. U.S. manufacturing data disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the Brexit impasse showed no signs of resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. Although the S&P 500 Index finished the third quarter with the best year-to-date returns in more than 20 years, concerns about future returns remained.

The fourth quarter started on a strong note, with U.S.-China trade tensions relaxing in October along with renewed optimism for a U.K. Brexit deal and positive macroeconomic data. The initial estimate of U.S. third-quarter gross domestic product (GDP) growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. However, despite strength among U.S. consumers, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the Fed lowered interest rates another quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to an all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly, and manufacturing and services activity picked up. While consumer confidence and purchasing managers’ activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of President Trump had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility picked up sharply in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose, and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1%. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower and the S&P 500 Index lost 8.2% for the month. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, partly aimed at dissuading further U.S. shale production, causing the price of West Texas Intermediate crude oil to plummet.

Wells Fargo Large Company Value Fund  |  3

Letter to shareholders (unaudited)

“The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems.”

“Financial markets posted widely positive returns in June despite ongoing economic weakness and high levels of uncertainty on the containment of the coronavirus and the timing of an effective vaccine.”

The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central banks responded swiftly, slashing interest rates and expanding quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed introduced several new lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Markets rebounded strongly in April, fueled by unprecedented government and central bank stimulus measures. The U.S. economy contracted by an annualized 5.0% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real GDP shrank 3.8%, with the composite April Flash Purchasing Managers’ Index, a monthly survey of purchasing managers, falling to an all-time low of 13.5. The European Central Bank expanded its quantitative easing to include the purchase of additional government bonds of countries with the greatest virus-related need, including Italy and Spain. China’s first-quarter GDP fell by 6.8% year over year. However, retail sales, production, and investment showed signs of recovery. Extreme oil-price volatility continued as global supply far exceeded demand.

In May, the global equity market rebound continued, with widespread strong monthly gains. Investors regained confidence on reports of early signs of success in human trials of a coronavirus vaccine. Growth stocks continued to outperform value stocks while returns on global government bonds were generally flat. In the U.S., a gap grew between the stock market rebound and devastating economic data points, including an April unemployment rate of 14.7%, the highest level since World War II. Purchasing managers’ indices reflected weakening activity in May in both the manufacturing and services sectors. U.S. corporate earnings reports indicated a 14% year-over-year contraction in earnings from the first quarter of 2019. However, high demand for technology, driven by remote activity, supported robust information technology sector earnings, which helped drive major technology stocks higher.

Financial markets posted widely positive returns in June despite ongoing economic weakness and high levels of uncertainty on the containment of the coronavirus and the timing of an effective vaccine. There were hopeful signs as economies reopened, with both U.S. and U.K. retail sales rebounding substantially in May. However, year over year, sales remained depressed. Vitally important to market sentiment was the ongoing commitment by central banks globally to do all they could to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 bonus weekly unemployment benefits due to expire at the end of July. However, unemployment remained in the double digits, easing somewhat from 14.7% in April to 11.1% in June. During June, numerous states reported alarming increases of coronavirus cases. China’s economic recovery picked up momentum in June, though it remained far from a full recovery.

July was a broadly positive month for both global equities and fixed income. However, economic data and a resurgence of coronavirus cases pointed to the vulnerability of the global economy and the ongoing imperative to regain control of the pandemic. Second-quarter GDP shrank by 9.5% and 12.1% in the U.S. and eurozone, respectively, from the previous quarter. In contrast, China reported a 3.2% year-over-year expansion in its second-quarter GDP. U.S. unemployment remained historically high despite adding 1.8 million jobs in July, with a double-digit jobless rate persisting. However, manufacturing activity grew in both the U.S. and eurozone. In Asia, while China’s manufacturing sector continued to expand, activity in Japan and South Korea contracted. In July, a rising concern

4  |  Wells Fargo Large Company Value Fund

Letter to shareholders (unaudited)

was the rapid and broad reemergence of coronavirus infections. Despite the ongoing promise of positive early-stage vaccine trial results, economic activity could be held back by the continued spread of the virus and the end of a widely received $600-a-week bonus unemployment benefit in late July.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Notice to Shareholders

At a meeting held on August 10-12, 2020, the Board of Trustees of the Fund approved a change to the Fund’s automatic conversion feature for Class C shares in order to shorten the required holding period from 10 to 8 years. As a result, on a monthly basis beginning November 5, 2020, Class C shares will convert automatically into Class A shares 8 years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, 8 years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis.

Please note that a shorter holding period may apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus for further information.

Wells Fargo Large Company Value Fund  |  5

Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Dennis Bein, CFA®‡

Ryan Brown, CFA®‡

Harindra de Silva, Ph.D., CFA®‡

Average annual total returns (%) as of July 31, 2020

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (WLCAX)	3-31-2008	-8.10	2.90	7.83	-2.49	4.13	8.47	0.97	0.83

Class C (WFLVX)	3-31-2008	-4.27	3.35	7.66	-3.27	3.35	7.66	1.72	1.58

Class R6 (WTLVX)[3]	4-7-2017	–	–	–	-2.09	4.58	8.96	0.54	0.40

Administrator Class (WWIDX)	12-31-2001	–	–	–	-2.41	4.25	8.67	0.89	0.75

Institutional Class (WLCIX)	3-31-2008	–	–	–	-2.20	4.51	8.93	0.64	0.50

Russell 1000® Value Index[4]	–	–	–	–	-6.01	5.36	10.12	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Large Company Value Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of July 31, 2020[5]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through November 30, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.83% for Class A, 1.58% for Class C, 0.40% for Class R6, 0.75% for Administrator Class, and 0.50% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and is not adjusted to reflect the Class R6 expenses. If these expenses had been included, returns for the Class R6 shares would be higher.

[4]	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price/book ratios and lower forecasted growth values. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares for the most recent ten years with the Russell 1000® Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[7]

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[8]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[9]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Large Company Value Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

∎	The Fund outperformed its benchmark, the Russell 1000® Value Index, for the 12-month period that ended July 31, 2020.

∎	The Fund’s outperformance was primarily due to factor tilts, driven by our proprietary alpha engine and stock-specific risk controls.

∎	Over the past year, the primary detractor from performance was the exposure to factors related to valuation.

U.S. stocks delivered strong results during the reporting period.

Despite a tumultuous past 12 months, equity markets posted a solid 12% return for the period, as measured by the S&P 500 Index6. Markets hit a high on February 14, 2020, followed by a 32% sell-off associated with the coronavirus pandemic’s economic fallout. After about a month of freefalling, declining sharply in late February and March 2020, markets rallied back to levels just shy of the February 14 high, with the Russell 1000® Index7 ending the 12-month period up 12.03%. The largest stocks in the Russell 1000® Index outperformed all other stocks in a linear fashion for the period, meaning that, on average, the larger the company, the better the return for the period. The top 200 stocks in the Russell 1000® Index gained an average of 15.97% for the trailing 12 months, while the smallest 200 lost 11.83%, a 28% difference.

Factor tilts toward quality and growth, sector allocation added to performance; value tilts detracted.

Over the period, factor tilts toward quality, strong earnings revision, and certain growth characteristics were rewarded. Analytics’ proprietary factors, including liquidity and short interest, were also additive.

From a sector standpoint, the portfolio’s underweight to energy and financials and overweight to health care and information technology added roughly 200 basis points (bps; 100 bps equal 1.0%) of the portfolio’s outperformance. On the other hand, value tilts detracted from performance for the period.

Ten largest holdings (%) as of July 31, 2020[8]

Merck & Company Incorporated	2.71

Pfizer Incorporated	2.65

Cisco Systems Incorporated	2.57

International Business Machines Corporation	2.53

Charter Communications Incorporated Class A	2.49

Linde plc	2.46

Walmart Incorporated	2.27

AT&T Incorporated	2.23

JPMorgan Chase & Company	2.20

BlackRock Incorporated	2.17

Sector allocation as of July 31, 2020[9]

Going forward, our investment philosophy and process remain the same.

The investment philosophy employed in our value-equity strategy is based on the belief that security returns are predictable, based on common fundamental factors, and that market inefficiencies caused by patterns of investor behavior and economic change may be exploited to earn an excess return. The stock selection model uses more than 70 fundamental, technical, and proprietary factors to build a diversified portfolio that we believe is well positioned to generate excess returns over a three- to five-year market cycle.

Our process is based on the fundamental belief that there is persistency in the types of characteristics investors prefer. If this belief holds going forward, we expect the Fund to potentially benefit from being properly positioned toward stocks with characteristics favored by investors over the long term. We continue to focus on companies with above-average quality metrics, such as stocks with strong profit margins and return on assets. In addition, we continue to emphasize stocks with certain attractive valuation characteristics, such as above-average cash-flow-to-price ratios and dividend yields. Finally, we will continue to deemphasize risk, as typified by companies with above-average volatility of analyst earnings expectations.

Please see footnotes on page 7.

8  |  Wells Fargo Large Company Value Fund

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2020 to July 31, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2020	Ending account value 7-31-2020	Expenses paid during the period[1]	Annualized net expense ratio

Class A

Actual	$1,000.00	$922.03	$3.97	0.83%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.74	$4.17	0.83%

Class C

Actual	$1,000.00	$918.03	$7.53	1.58%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.01	$7.92	1.58%

Class R6

Actual	$1,000.00	$923.62	$1.91	0.40%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.87	$2.01	0.40%

Administrator Class

Actual	$1,000.00	$922.48	$3.58	0.75%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.13	$3.77	0.75%

Institutional Class

Actual	$1,000.00	$923.34	$2.39	0.50%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.38	$2.51	0.50%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Wells Fargo Large Company Value Fund  |  9

Portfolio of investments—July 31, 2020

	Shares	Value
Common Stocks: 98.22%

Communication Services: 13.87%

Diversified Telecommunication Services: 3.89%
AT&T Incorporated	141,902	$4,197,461
Verizon Communications Incorporated	54,676	3,142,776

		7,340,237

Entertainment: 2.48%
Activision Blizzard Incorporated	942	77,837
Spotify Technology SA †	10,191	2,627,444
The Walt Disney Company	16,926	1,979,326

		4,684,607

Interactive Media & Services: 4.45%
Alphabet Incorporated Class A †	1,856	2,761,635
Alphabet Incorporated Class C †	1,785	2,647,084
Facebook Incorporated Class A †	11,741	2,978,339

		8,387,058

Media: 3.05%
Charter Communications Incorporated Class A †	8,112	4,704,960
Comcast Corporation Class A	24,514	1,049,199

		5,754,159

Consumer Discretionary: 6.29%

Auto Components: 1.42%
Gentex Corporation	99,292	2,679,891

Automobiles: 0.99%
Tesla Motors Incorporated †	1,301	1,861,419

Hotels, Restaurants & Leisure: 0.47%
Wingstop Incorporated	5,625	878,906

Specialty Retail: 1.21%
Aaron’s Incorporated	43,815	2,286,267

Textiles, Apparel & Luxury Goods: 2.20%
lululemon athletica Incorporated †	5,872	1,911,864
Nike Incorporated Class B	22,967	2,241,809

		4,153,673

Consumer Staples: 9.87%

Beverages: 1.06%
PepsiCo Incorporated	741	102,006
The Coca-Cola Company	40,146	1,896,497

		1,998,503

Food & Staples Retailing: 3.17%
Costco Wholesale Corporation	4,092	1,332,069
Performance Food Group Company †	3,885	108,858
Sysco Corporation	4,592	242,687
Walmart Incorporated	33,100	4,283,140

		5,966,754

The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo Large Company Value Fund

Portfolio of investments—July 31, 2020

	Shares	Value
Food Products: 3.76%
Beyond Meat Incorporated †	9,510	$1,197,309
Darling Ingredients Incorporated †	75,680	2,113,742
Mondelez International Incorporated Class A	68,173	3,782,920

		7,093,971

Household Products: 0.73%
The Procter & Gamble Company	10,545	1,382,660

Personal Products: 1.15%
The Estee Lauder Companies Incorporated Class A	10,995	2,171,952

Energy: 2.56%

Energy Equipment & Services: 0.27%
ChampionX Corporation †	53,155	505,504

Oil, Gas & Consumable Fuels: 2.29%
Antero Midstream Corporation	189,027	1,071,783
Cabot Oil & Gas Corporation	3,690	69,003
Exxon Mobil Corporation	7,922	333,358
Kinder Morgan Incorporated	189,968	2,678,549
Occidental Petroleum Corporation	2,614	41,144
ONEOK Incorporated	4,578	127,772

		4,321,609

Financials: 12.53%

Banks: 5.27%
Bank of America Corporation	112,363	2,795,591
Bank of N.T. Butterfield & Son Limited	40,578	1,056,245
Citigroup Incorporated	38,965	1,948,640
JPMorgan Chase & Company	42,861	4,142,087

		9,942,563

Capital Markets: 4.33%
BlackRock Incorporated	7,126	4,097,521
Morgan Stanley	13,849	676,939
The Goldman Sachs Group Incorporated	9,640	1,908,334
Tradeweb Markets Incorporated Class A	27,597	1,492,170

		8,174,964

Diversified Financial Services: 1.88%
Berkshire Hathaway Incorporated Class B †	18,080	3,539,702

Insurance: 0.75%
Assured Guaranty Limited	57,332	1,251,558
Chubb Limited	1,353	172,156

		1,423,714

Mortgage REITs: 0.30%
Hannon Armstrong Sustainable Infrastructure Capital Incorporated	15,945	558,553

The accompanying notes are an integral part of these financial statements.

Wells Fargo Large Company Value Fund  |  11

Portfolio of investments—July 31, 2020

	Shares	Value
Health Care: 18.30%

Biotechnology: 1.40%
Amicus Therapeutics Incorporated †	48,889	$706,446
OPKO Health Incorporated †	249,788	1,286,408
Vertex Pharmaceuticals Incorporated †	2,348	638,656

		2,631,510

Health Care Equipment & Supplies: 1.91%
Abbott Laboratories	8,065	811,662
DexCom Incorporated †	4,131	1,799,216
Medtronic plc	10,273	991,139

		3,602,017

Health Care Providers & Services: 3.30%
Anthem Incorporated	1,014	277,633
Cigna Corporation	9,627	1,662,487
The Ensign Group Incorporated	24,342	1,119,489
UnitedHealth Group Incorporated	10,457	3,166,170

		6,225,779

Health Care Technology: 1.82%
Cerner Corporation	49,497	3,437,567

Life Sciences Tools & Services: 2.79%
Agilent Technologies Incorporated	36,323	3,498,995
Thermo Fisher Scientific Incorporated	4,265	1,765,497

		5,264,492

Pharmaceuticals: 7.08%
Bristol-Myers Squibb Company	31,927	1,872,838
Johnson & Johnson	9,372	1,366,063
Merck & Company Incorporated	63,768	5,116,744
Pfizer Incorporated	130,122	5,007,095

		13,362,740

Industrials: 10.31%

Aerospace & Defense: 0.40%
Raytheon Technologies Corporation	13,323	755,148

Air Freight & Logistics: 1.26%
FedEx Corporation	13,692	2,305,733
XPO Logistics Incorporated †	833	62,492

		2,368,225

Airlines: 1.95%
Delta Air Lines Incorporated	76,339	1,906,185
United Airlines Holdings Incorporated †	56,597	1,776,014

		3,682,199

Building Products: 0.41%
Trex Company Incorporated †	5,494	765,479

Commercial Services & Supplies: 1.54%
Rollins Incorporated	55,569	2,911,816

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Large Company Value Fund

Portfolio of investments—July 31, 2020

	Shares	Value
Electrical Equipment: 1.77%
Emerson Electric Company	53,892	$3,341,843

Machinery: 2.24%
Evoqua Water Technologies Company †	109,521	2,106,089
Proto Labs Incorporated †	17,606	2,114,833

		4,220,922

Trading Companies & Distributors: 0.74%
Fastenal Company	29,710	1,397,558

Information Technology: 12.99%

Communications Equipment: 2.57%
Cisco Systems Incorporated	102,896	4,846,402

IT Services: 3.65%
International Business Machines Corporation	38,887	4,780,768
Square Incorporated Class A †	16,098	2,090,325

		6,871,093

Semiconductors & Semiconductor Equipment: 4.96%
Advanced Micro Devices Incorporated †	47,702	3,693,566
Intel Corporation	66,114	3,155,621
Monolithic Power Systems Incorporated	9,464	2,508,055

		9,357,242

Software: 1.81%
Cloudera Incorporated †	80,196	903,809
Intuit Incorporated	1,934	592,520
Manhattan Associates Incorporated †	20,035	1,919,153

		3,415,482

Materials: 3.90%

Chemicals: 3.90%
Corteva Incorporated	95,017	2,713,686
Linde plc	18,958	4,646,795

		7,360,481

Real Estate: 4.14%

Equity REITs: 2.18%
American Tower Corporation	1,587	414,826
Invitation Homes Incorporated	17,563	523,729
Prologis Incorporated	22,000	2,319,248
Simon Property Group Incorporated	13,534	843,845

		4,101,648

Real Estate Management & Development: 1.96%
CBRE Group Incorporated Class A †	66,852	2,928,776
Redfin Corporation †	18,586	772,806

		3,701,582

The accompanying notes are an integral part of these financial statements.

Wells Fargo Large Company Value Fund  |  13

Portfolio of investments—July 31, 2020

		Shares	Value
Utilities: 3.46%

Electric Utilities: 2.01%
Duke Energy Corporation		5,873	$497,678
Entergy Corporation		31,385	3,299,505

			3,797,183

Multi-Utilities: 1.45%
MDU Resources Group Incorporated		130,154	2,730,631

Total Common Stocks (Cost $168,550,200)			185,255,705

	Yield
Short-Term Investments: 1.47%

Investment Companies: 1.47%
Wells Fargo Government Money Market Select Class (l)(u)	0.10%	2,774,458	2,774,458

Total Short-Term Investments (Cost $2,774,458)			2,774,458

Total investments in securities (Cost $171,324,658)	99.69%	188,030,163

Other assets and liabilities, net	0.31	584,706

Total net assets	100.00%	$188,614,869

†	Non-income-earning security
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

REIT	Real estate investment trust

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Long

S&P 500 E-Mini Index	21	9-18-2020	$3,354,478	$3,426,675	$72,197	$0

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC *	$0	$11,038,275	$(11,038,091)	$(184)	$0	$2,849	#	$0
Wells Fargo Government Money Market Fund Select Class	1,645,324	40,644,344	(39,515,210)	0	0	34,568		2,774,458

				$(184)	$0	$37,417		$2,774,458	1.47%

*	No longer held at the end of the period

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Large Company Value Fund

Statement of assets and liabilities—July 31, 2020

Assets
Investments in unaffiliated securities, at value (cost $168,550,200)	$185,255,705
Investments in affiliated securities, at value (cost $2,774,458)	2,774,458
Segregated cash for futures contracts	425,000
Receivable for Fund shares sold	1,250
Receivable for dividends	315,682
Receivable for daily variation margin on open futures contracts	15,435
Prepaid expenses and other assets	92,964

Total assets	188,880,494

Liabilities
Payable for Fund shares redeemed	99,382
Management fee payable	34,004
Administration fees payable	34,089
Distribution fee payable	424
Shareholder report expenses payable	13,509
Shareholder servicing fees payable	40,996
Professional fees payable	23,379
Trustees’ fees and expenses payable	4,571
Accrued expenses and other liabilities	15,271

Total liabilities	265,625

Total net assets	$188,614,869

Net assets consist of
Paid-in capital	$182,645,184
Total distributable earnings	5,969,685

Total net assets	$188,614,869

Computation of net asset value and offering price per share
Net assets – Class A	$174,028,413
Shares outstanding – Class A1	14,131,857
Net asset value per share – Class A	$12.31
Maximum offering price per share – Class A2	$13.06
Net assets – Class C	$481,672
Shares outstanding – Class C1	37,764
Net asset value per share – Class C	$12.75
Net assets – Class R6	$150,598
Shares outstanding – Class R6[1]	12,176
Net asset value per share – Class R6	$12.37
Net assets – Administrator Class	$11,812,650
Shares outstanding – Administrator Class[1]	949,911
Net asset value per share – Administrator Class	$12.44
Net assets – Institutional Class	$2,141,536
Shares outstanding – Institutional Class[1]	172,918
Net asset value per share – Institutional Class	$12.38

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Large Company Value Fund  |  15

Statement of operations—year ended July 31, 2020

Investment income
Dividends (net of foreign withholding taxes of $2,833)	$4,820,377
Income from affiliated securities	36,681

Total investment income	4,857,058

Expenses
Management fee	794,129
Administration fees
Class A	383,228
Class C	1,485
Class R6	24
Administrator Class	16,483
Institutional Class	3,350
Shareholder servicing fees
Class A	455,711
Class C	1,763
Administrator Class	31,607
Distribution fee
Class C	5,250
Custody and accounting fees	20,459
Professional fees	41,243
Registration fees	89,755
Shareholder report expenses	67,678
Trustees’ fees and expenses	21,002
Other fees and expenses	24,195

Total expenses	1,957,362
Less: Fee waivers and/or expense reimbursements
Fund-level	(310,880)
Class A	(37,469)
Class C	(5)
Class R6	(24)
Administrator Class	(332)

Net expenses	1,608,652

Net investment income	3,248,406

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	(6,871,094)
Affiliated securities	(184)
Futures contracts	255,829

Net realized losses on investments	(6,615,449)

Net change in unrealized gains (losses) on
Unaffiliated securities	(1,716,003)
Futures contracts	74,256

Net change in unrealized gains (losses) on investments	(1,641,747)

Net realized and unrealized gains (losses) on investments	(8,257,196)

Net decrease in net assets resulting from operations	$(5,008,790)

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Large Company Value Fund

Statement of changes in net assets

	Year ended July 31, 2020		Year ended July 31, 2019

Operations
Net investment income		$3,248,406		$4,187,678
Net realized losses on investments		(6,615,449)		(1,776,559)
Net change in unrealized gains (losses) on investments		(1,641,747)		(1,219,504)

Net increase (decrease) in net assets resulting from operations		(5,008,790)		1,191,615

Distributions to shareholders from net investment income and net realized gains
Class A		(4,138,739)		(23,627,979)
Class C		(8,415)		(266,385)
Class R6		(1,720)		(2,636)
Administrator Class		(307,818)		(1,888,886)
Institutional Class		(76,019)		(1,871,851)

Total distributions to shareholders		(4,532,711)		(27,657,737)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	393,071	4,710,162	328,569	4,172,689
Class C	1,205	16,645	6,704	85,717
Class R6	10,550	145,462	0	0
Administrator Class	14,119	176,541	14,518	189,634
Institutional Class	71,355	926,976	68,756	908,749

		5,975,786		5,356,789

Reinvestment of distributions
Class A	331,283	4,035,013	1,878,949	23,010,284
Class C	579	7,318	19,913	248,892
Class R6	106	1,111	0	0
Administrator Class	24,225	299,549	150,186	1,857,902
Institutional Class	6,020	74,841	39,382	487,708

		4,417,832		25,604,786

Payment for shares redeemed
Class A	(1,762,779)	(22,001,832)	(1,858,015)	(24,202,649)
Class C	(36,432)	(470,955)	(151,734)	(1,973,099)
Class R6	(29)	(332)	0	0
Administrator Class	(149,524)	(1,951,878)	(251,379)	(3,187,791)
Institutional Class	(130,502)	(1,675,849)	(1,090,005)	(12,813,608)

		(26,100,846)		(42,177,147)

Net decrease in net assets resulting from capital share transactions		(15,707,228)		(11,215,572)

Total decrease in net assets		(25,248,729)		(37,681,694)

Net assets
Beginning of period		213,863,598		251,545,292

End of period		$188,614,869		$213,863,598

The accompanying notes are an integral part of these financial statements.

Wells Fargo Large Company Value Fund  |  17

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2020	2019	2018	2017	2016
Net asset value, beginning of period	$12.92	$14.46	$16.54	$14.58	$16.10
Net investment income	0.20	0.24	0.19	0.14	0.17
Net realized and unrealized gains (losses) on investments	(0.53)	(0.15)	1.29	1.93	(0.41)

Total from investment operations	(0.33)	0.09	1.48	2.07	(0.24)
Distributions to shareholders from
Net investment income	(0.21)	(0.25)	(0.18)	(0.11)	(0.16)
Net realized gains	(0.07)	(1.38)	(3.38)	0.00	(1.12)

Total distributions to shareholders	(0.28)	(1.63)	(3.56)	(0.11)	(1.28)
Net asset value, end of period	$12.31	$12.92	$14.46	$16.54	$14.58
Total return[1]	(2.49)%	1.44%	9.39%	14.24%	(0.98)%
Ratios to average net assets (annualized)
Gross expenses	0.99%	0.97%	0.94%	1.09%	1.24%
Net expenses	0.82%	0.83%	0.83%	0.96%	1.10%
Net investment income	1.63%	1.84%	1.28%	0.91%	1.19%
Supplemental data
Portfolio turnover rate	366%	221%	258%	221%	50%
Net assets, end of period (000s omitted)	$174,028	$196,075	$214,247	$221,207	$218,922

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Large Company Value Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2020	2019	2018	2017	2016
Net asset value, beginning of period	$13.34	$14.81	$16.86	$14.90	$16.41
Net investment income	0.12 [1]	0.16 [1]	0.08	0.03 [1]	0.06
Net realized and unrealized gains (losses) on investments	(0.56)	(0.15)	1.30	1.96	(0.40)

Total from investment operations	(0.44)	0.01	1.38	1.99	(0.34)
Distributions to shareholders from
Net investment income	(0.08)	(0.10)	(0.05)	(0.03)	(0.05)
Net realized gains	(0.07)	(1.38)	(3.38)	0.00	(1.12)

Total distributions to shareholders	(0.15)	(1.48)	(3.43)	(0.03)	(1.17)
Net asset value, end of period	$12.75	$13.34	$14.81	$16.86	$14.90
Total return[2]	(3.27)%	0.76%	8.49%	13.40%	(1.68)%
Ratios to average net assets (annualized)
Gross expenses	1.74%	1.71%	1.69%	1.84%	1.99%
Net expenses	1.58%	1.58%	1.58%	1.72%	1.85%
Net investment income	0.92%	1.15%	0.55%	0.16%	0.44%
Supplemental data
Portfolio turnover rate	366%	221%	258%	221%	50%
Net assets, end of period (000s omitted)	$482	$966	$2,926	$3,356	$3,674

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Large Company Value Fund  |  19

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R6	2020	2019	2018	2017[1]
Net asset value, beginning of period	$13.04	$14.59	$16.66	$16.14
Net investment income	0.30	0.30	0.26	0.03 [2]
Net realized and unrealized gains (losses) on investments	(0.57)	(0.14)	1.30	0.49

Total from investment operations	(0.27)	0.16	1.56	0.52
Distributions to shareholders from
Net investment income	(0.33)	(0.33)	(0.25)	0.00
Net realized gains	(0.07)	(1.38)	(3.38)	0.00

Total distributions to shareholders	(0.40)	(1.71)	(3.63)	0.00
Net asset value, end of period	$12.37	$13.04	$14.59	$16.66
Total return[3]	(2.09)%	1.92%	9.88%	3.22%
Ratios to average net assets (annualized)
Gross expenses	0.58%	0.55%	0.51%	0.49%
Net expenses	0.40%	0.40%	0.40%	0.40%
Net investment income	1.69%	2.26%	1.73%	0.52%
Supplemental data
Portfolio turnover rate	366%	221%	258%	221%
Net assets, end of period (000s omitted)	$151	$20	$23	$26

[1]	For the period from April 7, 2017 (commencement of class operations) to July 31, 2017

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Large Company Value Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$13.06	$14.59	$16.66	$14.68	$16.20
Net investment income	0.22	0.26	0.20	0.16 [1]	0.20
Net realized and unrealized gains (losses) on investments	(0.54)	(0.14)	1.30	1.94	(0.41)

Total from investment operations	(0.32)	0.12	1.50	2.10	(0.21)
Distributions to shareholders from
Net investment income	(0.23)	(0.27)	(0.19)	(0.12)	(0.19)
Net realized gains	(0.07)	(1.38)	(3.38)	0.00	(1.12)

Total distributions to shareholders	(0.30)	(1.65)	(3.57)	(0.12)	(1.31)
Net asset value, end of period	$12.44	$13.06	$14.59	$16.66	$14.68
Total return	(2.41)%	1.61%	9.44%	14.35%	(0.79)%
Ratios to average net assets (annualized)
Gross expenses	0.91%	0.89%	0.86%	1.01%	1.16%
Net expenses	0.75%	0.75%	0.75%	0.87%	0.93%
Net investment income	1.71%	1.93%	1.37%	1.01%	1.35%
Supplemental data
Portfolio turnover rate	366%	221%	258%	221%	50%
Net assets, end of period (000s omitted)	$11,813	$13,854	$16,744	$18,296	$24,164

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Wells Fargo Large Company Value Fund  |  21

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$13.04	$14.58	$16.65	$14.66	$16.17
Net investment income	0.26	0.29 [1]	0.24	0.19 [1]	0.21 [1]
Net realized and unrealized gains (losses) on investments	(0.55)	(0.14)	1.30	1.94	(0.38)

Total from investment operations	(0.29)	0.15	1.54	2.13	(0.17)
Distributions to shareholders from
Net investment income	(0.30)	(0.31)	(0.23)	(0.14)	(0.22)
Net realized gains	(0.07)	(1.38)	(3.38)	0.00	(1.12)

Total distributions to shareholders	(0.37)	(1.69)	(3.61)	(0.14)	(1.34)
Net asset value, end of period	$12.38	$13.04	$14.58	$16.65	$14.66
Total return	(2.20)%	1.86%	9.77%	14.61%	(0.54)%
Ratios to average net assets (annualized)
Gross expenses	0.66%	0.63%	0.62%	0.74%	0.91%
Net expenses	0.50%	0.50%	0.50%	0.61%	0.74%
Net investment income	1.96%	2.14%	1.60%	1.21%	1.52%
Supplemental data
Portfolio turnover rate	366%	221%	258%	221%	50%
Net assets, end of period (000s omitted)	$2,142	$2,948	$17,606	$16,321	$9,343

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Large Company Value Fund

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Large Company Value Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign

Wells Fargo Large Company Value Fund  |  23

Notes to financial statements

exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Futures contracts

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and is subject to equity price risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income quarterly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of July 31, 2020, the aggregate cost of all investments for federal income tax purposes was $173,838,774 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$17,303,981

Gross unrealized losses	(3,040,395)

Net unrealized gains	$14,263,586

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax

24  |  Wells Fargo Large Company Value Fund

Notes to financial statements

reporting. These reclassifications have no effect on net assets or net asset values per share. At July 31, 2020, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Total distributable earnings

$1,022	$(1,022)

As of July 31, 2020, the Fund had current year net deferred post-October capital losses consisting of $8,701,143 in short-term losses which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Wells Fargo Large Company Value Fund  |  25

Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$26,166,061	$0	$0	$26,166,061

Consumer discretionary	11,860,156	0	0	11,860,156

Consumer staples	18,613,840	0	0	18,613,840

Energy	4,827,113	0	0	4,827,113

Financials	23,639,496	0	0	23,639,496

Health care	34,524,105	0	0	34,524,105

Industrials	19,443,190	0	0	19,443,190

Information technology	24,490,219	0	0	24,490,219

Materials	7,360,481	0	0	7,360,481

Real Estate	7,803,230	0	0	7,803,230

Utilities	6,527,814	0	0	6,527,814

Short-term investments

Investment companies	2,774,458	0	0	2,774,458

	188,030,163			188,030,163

Futures contracts	72,197	0	0	72,197

Total assets	$188,102,360	$0	$0	$188,102,360

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

For the year ended July 31, 2020, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $1 billion	0.400%

Next $4 billion	0.375

Next $5 billion	0.340

Over $10 billion	0.330

For the year ended July 31, 2020, the management fee was equivalent to an annual rate of 0.40% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.25% and declining to 0.15% as the average daily net assets of the Fund increase.

26  |  Wells Fargo Large Company Value Fund

Notes to financial statements

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Class R6	0.03

Administrator Class, Institutional Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through November 30, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.83% for Class A shares, 1.58% for Class C shares, 0.40% for Class R6 shares, 0.75% for Administrator Class shares, and 0.50% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended July 31, 2020, Funds Distributor received $1,650 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended July 31, 2020.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2020 were $709,651,675 and $726,554,278, respectively.

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

Wells Fargo Large Company Value Fund  |  27

Notes to financial statements

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of July 31, 2020, the Fund did not have any securities on loan.

7. DERIVATIVE TRANSACTIONS

During the year ended July 31, 2020, the Fund entered into futures contracts to gain market exposure. The Fund had an average notional amount of $3,818,139 in long futures contracts during the year ended July 31, 2020.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

8. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended July 31, 2020, there were no borrowings by the Fund under the agreement.

9. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended July 31, 2020 and July 31, 2019 were as follows:

	Year ended July 31

	2020	2019

Ordinary income	$3,440,629	$21,161,855

Long-term capital gain	1,092,082	6,495,882

As of July 31, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Post-October capital losses deferred

$416,027	$14,263,586	$(8,701,143)

10. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.

28  |  Wells Fargo Large Company Value Fund

Notes to financial statements

12. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

Wells Fargo Large Company Value Fund  |  29

Report of independent registered public accounting firm

To the Shareholders of the Fund and Board of Trustees

Wells Fargo Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Large Company Value Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of July 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian, transfer agent and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

September 25, 2020

30  |  Wells Fargo Large Company Value Fund

Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2020.

Pursuant to Section 852 of the Internal Revenue Code, $1,092,082 was designated as a 20% rate gain distribution for the fiscal year ended July 31, 2020.

Pursuant to Section 854 of the Internal Revenue Code, $3,440,629 of income dividends paid during the fiscal year ended July 31, 2020, has been designated as qualified dividend income (QDI).

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo Large Company Value Fund  |  31

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 147 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

32  |  Wells Fargo Large Company Value Fund

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019 and Interim President of the McKnight Foundation since 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Large Company Value Fund  |  33

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 82 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

34  |  Wells Fargo Large Company Value Fund

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Large Company Value Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 26, 2020 and May 28, 2020 (together, the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Large Company Value Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2020, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2020. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis.

The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Adviser’s business continuity plans and of their approaches to data privacy and cybersecurity, and related testing. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.

The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Wells Fargo Large Company Value Fund  |  35

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2019. The Board also considered more current results for various time periods ended March 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was lower than the average investment performance of the Universe for the one-, five- and ten-year periods ended December 31, 2019, and in range of the average investment performance of the Universe for the three-year period ended December 31, 2019. The Board also noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for all periods ended March 31, 2020. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Russell 1000® Value Index, for all periods ended December 31, 2019. The Board also noted that the investment performance of the Fund was higher than or in range of its benchmark index, the Russell 1000® Value Index, for the one- and three- year periods ended March 31, 2020, and lower than its benchmark index for the five- and ten-year periods ended March 31, 2020.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for all share classes.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

36  |  Wells Fargo Large Company Value Fund

Other information (unaudited)

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.

Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

Wells Fargo Large Company Value Fund  |  37

Other information (unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Wells Fargo Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment manager, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementation and on-going administration of the Program.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.

At a meeting of the Board held on May 26 and 28, 2020, the Board received a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The Report covered the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the Report. There were no material changes to the Program during the Reporting Period. The Report concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

38  |  Wells Fargo Large Company Value Fund

Appendix I (unaudited)

Effective on or after May 1, 2020, clients of Edward Jones (also referred to as “shareholders”) purchasing Fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in the Fund’s Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Wells Fargo Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints available at Edward Jones

Rights of Accumulation (ROA)

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of Wells Fargo Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.

ROA is determined by calculating the higher of cost or market value (current shares x NAV).

Letter of Intent (LOI)

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to makeover a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

Sales charges are waived for the following shareholders and in the following situations at Edward Jones:

●   Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing.

● Shares purchased in an Edward Jones fee-based program.
● Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

●   Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.

●   Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

● Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions available at Edward Jones:
● The death or disability of the shareholder.
● Systematic withdrawals with up to 10% per year of the account value.
● Return of excess contributions from an Individual Retirement Account (IRA).

●   Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulation.

● Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
● Shares exchanged in an Edward Jones fee-based program.
● Shares acquired through NAV reinstatement.

Wells Fargo Large Company Value Fund  |  39

Appendix I (unaudited)

Other Important Information for accounts at Edward Jones:
Minimum Purchase Amounts
● $250 initial purchase minimum
● $50 subsequent purchase minimum

Minimum Balances
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
● A fee-based account held on an Edward Jones platform
● A 529 account held on an Edward Jones platform
● An account with an active systematic investment plan or letter of intent (LOI)

Changing Share Classes
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares.

40  |  Wells Fargo Large Company Value Fund

Appendix II (unaudited)

Effective June 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“Oppenheimer”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Oppenheimer

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

Shares purchased by or through a 529 Plan.

Shares purchased through an Oppenheimer affiliated investment advisory program.

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

A shareholder in the Fund’s Class C shares will have their shares exchanged at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Oppenheimer.

Employees and registered representatives of Oppenheimer or its affiliates and their family members.

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Prospectus.
CDSC Waivers on A and C Shares available at Oppenheimer

Death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Prospectus.

Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus.

Shares sold to pay Oppenheimer fees but only if the transaction is initiated by Oppenheimer.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Oppenheimer: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in the Prospectus.

Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Oppenheimer. Eligible fund family assets not held at Oppenheimer may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Wells Fargo Large Company Value Fund  |  41

Appendix III (unaudited)

Effective June 15, 2020, shareholders purchasing fund shares through a Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or the SAI.

Front-end Sales Load Waivers on Class A Shares available at Baird

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund.

Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird.

Shares purchase from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

A shareholder in the Funds Investor C Shares will have their share exchanged at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the exchange is in line with the policies and procedures of Baird.

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
CDSC Waivers on A and C Shares available at Baird

Shares sold due to death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares bought due to returns of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s Prospectus.

Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Baird: Breakpoint and/or Rights of Accumulation

Breakpoints as described in the Prospectus.

Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time.

42  |  Wells Fargo Large Company Value Fund

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved

PAR-0820-01040 09-20

A210/AR210 07-20

Annual Report

July 31, 2020

Wells Fargo

Low Volatility U.S. Equity Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Low Volatility U.S. Equity Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Low Volatility U.S. Equity Fund for the 12-month period that ended July 31, 2020. Global stock markets saw earlier gains erased in February and March as governments around the world took unprecedented measures, attempting to stop the spread of the coronavirus at the expense of short-term economic output. However, markets rebounded from April on to offset much of the losses as central banks attempted to bolster capital markets and confidence. Fixed-income markets generally performed well overall, achieving widespread gains. Overall, U.S. stocks surpassed their international peers, while U.S. large-cap equity, as measured by the Russell 1000® Index1, easily outperformed small caps, as measured by the Russell 2000® Index2, for the 12-month period that began last August.

For the 12-month period, fixed-income securities generally had positive total returns while non-U.S. developed market equities had the weakest performance and U.S. stocks performed strongly despite sharp volatility in the late winter and early spring. For the period, U.S. stocks, based on the S&P 500 Index,3 gained 11.96%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),4 returned 0.66%, while the MSCI EM Index (Net)5 had somewhat stronger performance, with a 6.55% gain. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index6 returned a robust 10.12%, the Bloomberg Barclays Global Aggregate ex-USD Index7 gained a more modest 5.94%, and the Bloomberg Barclays Municipal Bond Index8 gained 5.36% while the ICE BofA U.S. High Yield Index9 returned 3.10%.

The fiscal year began with supportive central bank actions.

The period began with unresolved U.S.-China trade tensions showing no signs of compromise in August 2019. Evidence of a continued global economic slowdown mounted, and central banks in China, New Zealand, and Thailand cut interest rates after the U.S. Federal Reserve (Fed) had done so in late July. Industrial and manufacturing data declined in China, Canada, Japan, and Germany. Adding to global uncertainty, Italy’s prime minister resigned, many feared a crackdown in Hong Kong as protestors sustained their calls for reform, and U.K. Prime Minister Boris Johnson planned to suspend Parliament as Brexit’s deadline neared.

[1]

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[2]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[3]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[4]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[5]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[6]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[7]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[8]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[9]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Low Volatility U.S. Equity Fund

Letter to shareholders (unaudited)

In the U.S., the Fed cut interest rates again in September. U.S. manufacturing data disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the Brexit impasse showed no signs of resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. Although the S&P 500 Index finished the third quarter with the best year-to-date returns in more than 20 years, concerns about future returns remained.

The fourth quarter started on a strong note, with U.S.-China trade tensions relaxing in October along with renewed optimism for a U.K. Brexit deal and positive macroeconomic data. The initial estimate of U.S. third-quarter gross domestic product (GDP) growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. However, despite strength among U.S. consumers, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the Fed lowered interest rates another quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to an all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly, and manufacturing and services activity picked up. While consumer confidence and purchasing managers’ activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of President Trump had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility picked up sharply in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose, and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1%. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower and the S&P 500 Index lost 8.2% for the month. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, partly aimed at dissuading further U.S. shale production, causing the price of West Texas Intermediate crude oil to plummet.

Wells Fargo Low Volatility U.S. Equity Fund  |  3

Letter to shareholders (unaudited)

“The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems.”

“Financial markets posted widely positive returns in June despite ongoing economic weakness and high levels of uncertainty on the containment of the coronavirus and the timing of an effective vaccine.”

The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central banks responded swiftly, slashing interest rates and expanding quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed introduced several new lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Markets rebounded strongly in April, fueled by unprecedented government and central bank stimulus measures. The U.S. economy contracted by an annualized 5.0% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real GDP shrank 3.8%, with the composite April Flash Purchasing Managers’ Index, a monthly survey of purchasing managers, falling to an all-time low of 13.5. The European Central Bank expanded its quantitative easing to include the purchase of additional government bonds of countries with the greatest virus-related need, including Italy and Spain. China’s first-quarter GDP fell by 6.8% year over year. However, retail sales, production, and investment showed signs of recovery. Extreme oil-price volatility continued as global supply far exceeded demand.

In May, the global equity market rebound continued, with widespread strong monthly gains. Investors regained confidence on reports of early signs of success in human trials of a coronavirus vaccine. Growth stocks continued to outperform value stocks while returns on global government bonds were generally flat. In the U.S., a gap grew between the stock market rebound and devastating economic data points, including an April unemployment rate of 14.7%, the highest level since World War II. Purchasing managers’ indices reflected weakening activity in May in both the manufacturing and services sectors. U.S. corporate earnings reports indicated a 14% year-over-year contraction in earnings from the first quarter of 2019. However, high demand for technology, driven by remote activity, supported robust information technology sector earnings, which helped drive major technology stocks higher.

Financial markets posted widely positive returns in June despite ongoing economic weakness and high levels of uncertainty on the containment of the coronavirus and the timing of an effective vaccine. There were hopeful signs as economies reopened, with both U.S. and U.K. retail sales rebounding substantially in May. However, year over year, sales remained depressed. Vitally important to market sentiment was the ongoing commitment by central banks globally to do all they could to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 bonus weekly unemployment benefits due to expire at the end of July. However, unemployment remained in the double digits, easing somewhat from 14.7% in April to 11.1% in June. During June, numerous states reported alarming increases of coronavirus cases. China’s economic recovery picked up momentum in June, though it remained far from a full recovery.

July was a broadly positive month for both global equities and fixed income. However, economic data and a resurgence of coronavirus cases pointed to the vulnerability of the global economy and the ongoing imperative to regain control of the pandemic. Second-quarter GDP shrank by 9.5% and 12.1% in the U.S. and eurozone, respectively, from the previous quarter. In contrast, China reported a 3.2% year-over-year expansion in its second-quarter GDP. U.S. unemployment remained historically high despite adding 1.8 million jobs in July, with a double-digit jobless rate persisting. However, manufacturing activity grew in both the U.S. and eurozone. In Asia, while China’s manufacturing sector continued to expand, activity in Japan and South Korea contracted. In July, a rising concern

4  |  Wells Fargo Low Volatility U.S. Equity Fund

Letter to shareholders (unaudited)

was the rapid and broad reemergence of coronavirus infections. Despite the ongoing promise of positive early-stage vaccine trial results, economic activity could be held back by the continued spread of the virus and the end of a widely received $600-a-week bonus unemployment benefit in late July.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Notice to Shareholders

At a meeting held on August 10-12, 2020, the Board of Trustees of the Fund approved a change to the Fund’s automatic conversion feature for Class C shares in order to shorten the required holding period from 10 to 8 years. As a result, on a monthly basis beginning November 5, 2020, Class C shares will convert automatically into Class A shares 8 years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, 8 years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis.

Please note that a shorter holding period may apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus for further information.

Wells Fargo Low Volatility U.S. Equity Fund  |  5

Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Dennis Bein, CFA®‡

Ryan Brown, CFA®‡

Harindra de Silva, Ph.D., CFA®‡

Average annual total returns (%) as of July 31, 2020

		Including sales charge		Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	Since inception	1 year	Since inception		Gross	Net[2]

Class A (WLVLX)	10-31-2016	-2.22	7.70	3.76	9.42		1.50	0.73

Class C (WLVKX)	10-31-2016	1.89	8.59	2.89	8.59		2.25	1.48

Class R6 (WLVJX)	10-31-2016	–	–	4.10	9.86		1.07	0.30

Administrator Class (WLVDX)	10-31-2016	–	–	3.77	9.48		1.42	0.65

Institutional Class (WLVOX)	10-31-2016	–	–	4.01	9.76		1.17	0.40

Russell 1000® Index[3]	–	–	–	12.03	14.46	*	–	–
*	Based on the inception date of the oldest Fund class.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Low Volatility U.S. Equity Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of July 31, 2020[4]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through November 30, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.73% for Class A, 1.48% for Class C, 0.30% for Class R6, 0.65% for Administrator Class, and 0.40% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[4]

The chart compares the performance of Class A shares since inception with the Russell 1000® Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[5]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[6]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Low Volatility U.S. Equity Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

∎	The Fund underperformed its benchmark, the Russell 1000® Index, for the 12-month period that ended July 31, 2020.

∎

The portfolio’s smaller size tilt versus the index, which has a mega-cap bias, significantly detracted from results for the period. This market-cap effect caused most of the portfolio’s underperformance versus the Russell 1000® Index. From a sector perspective, the underweight position in information technology (IT) and an overweight in consumer staples also detracted from performance.

∎

Primary contributors to Fund performance during the reporting period included our focus on lower-risk/lower-beta stocks, which outperformed both high-risk stocks and the index during the period. Beta is a measure of a stock’s volatility relative to general market movements. Lower-beta stocks tend to deliver lower variation in returns compared with the overall market. The alpha signal also contributed to performance for the period.

Ten largest holdings (%) as of July 31, 2020[5]

West Pharmaceutical Services Incorporated	2.00

Walmart Incorporated	1.78

PepsiCo Incorporated	1.73

Verizon Communications Incorporated	1.67

Linde plc	1.61

Fastenal Company	1.61

The Hershey Company	1.57

Mondelez International Incorporated Class A	1.53

Merck & Company Incorporated	1.53

The Procter & Gamble Company	1.50

U.S. stocks delivered strong results during the reporting period.

Despite a tumultuous past 12 months, equity markets posted a solid 12% return for the period as measured by the S&P 500 Index6. Markets hit a high on February 14, 2020, followed by a 32% sell-off associated with the coronavirus pandemic’s economic fallout. After about a month of freefalling, declining sharply in late February and March 2020, markets rallied back to levels just shy of the February 14 high, with the Russell 1000® Index ending the 12-month period up 12.03%. The largest stocks in the Russell 1000® Index outperformed all other stocks in a linear fashion for the period, meaning that, on average, the larger the company, the better the return for the period. The top 200 stocks in the Russell 1000® Index gained an average of 15.97% for the trailing 12 months, while the smallest 200 lost 11.83%, a 27% difference.

Lower-risk/lower-beta stocks outperformed high-beta stocks for the period, which contributed to performance, as the portfolio maintained its low-beta bias. For example, the lowest-beta quintile of stocks delivered a 17.1% return while the highest-beta stocks returned only 5.7%.

From a factor perspective, the portfolio maintained an overweight to quality, momentum, and stocks with positive earnings revisions while underweighting stocks with high financial risk. The alpha model reduced its overweight to value over the period and ended the period at a slight underweight to the value factor. The portfolio’s smaller capitalization relative to the Russell 1000® Index caused it to trail the benchmark during the period.

From a sector perspective, the portfolio maintained an underweight to IT, health care, and energy and an overweight to consumer staples, utilities, materials, and industrials. The sector underweights and overweights enabled the portfolio to achieve a lower-beta bias. On balance, the sector tilts were a net detractor from performance for this period.

Sector allocation as of July 31, 2020[7]

The Fund seeks to have less volatility than the overall stock market.

Our investment process focuses primarily on volatility reduction. We seek to maintain a standard deviation (variation between highest and lowest returns) that is 20% to 30% less than that of the index while delivering a similar or higher level of return over a full market cycle. Using our fundamental and statistical risk models, we construct the portfolio by quantitatively identifying companies that possess lower forecasted risks.

Please see footnotes on page 7.

8  |  Wells Fargo Low Volatility U.S. Equity Fund

Performance highlights (unaudited)

Due to our low-volatility emphasis, sector weights within the Fund tend to deviate meaningfully from those of the benchmark. During the period, the Fund held underweights to sectors that generally exhibited higher betas, such as energy, and overweight positions to consumer staples and utilities, sectors that are considered defensive in nature.

Going forward, we will continue to favor low-beta stocks as they have served the Fund’s goal: to reduce volatility.

Using our fundamental and statistical risk models, we will quantitatively identify companies with lower forecasted risks. In addition, we will use our comprehensive alpha-prediction model when selecting lower-risk stocks. Our process quantitatively forecasts returns using more than 70 fundamental, technical, and proprietary factors, also known as alpha signals. As a result, our process not only assesses investment opportunities from a risk perspective but also from an alpha standpoint. We believe this increases the likelihood that, over a full market cycle, the Fund may provide investors with lower overall portfolio risk relative to the index while delivering a similar or higher level of return.

Please see footnotes on page 7.

Wells Fargo Low Volatility U.S. Equity Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2020 to July 31, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2020	Ending account value 7-31-2020	Expenses paid during the period[1]	Annualized net expense ratio

Class A

Actual	$1,000.00	$961.54	$3.56	0.73%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.23	$3.67	0.73%

Class C

Actual	$1,000.00	$957.33	$7.20	1.48%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.42	1.48%

Class R6

Actual	$1,000.00	$963.11	$1.46	0.30%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.37	$1.51	0.30%

Administrator Class

Actual	$1,000.00	$961.48	$3.17	0.65%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.63	$3.27	0.65%

Institutional Class

Actual	$1,000.00	$962.40	$1.95	0.40%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.87	$2.01	0.40%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Low Volatility U.S. Equity Fund

Portfolio of investments—July 31, 2020

	Shares	Value
Common Stocks: 97.94%

Communication Services: 9.78%

Diversified Telecommunication Services: 1.67%
Verizon Communications Incorporated	16,352	$939,913

Entertainment: 6.85%
Activision Blizzard Incorporated	9,469	782,423
Electronic Arts Incorporated †	4,776	676,377
Spotify Technology SA †	3,138	809,039
Take-Two Interactive Software Incorporated †	4,586	752,196
The Madison Square Garden Company Class A	1,754	269,572
Zynga Incorporated Class A †	57,998	570,120

		3,859,727

Media: 1.15%
Discovery Communications Incorporated Class C †	8,740	165,623
John Wiley & Sons Incorporated Class A	4,672	158,054
The New York Times Company Class A	7,050	325,287

		648,964

Wireless Telecommunication Services: 0.11%
United States Cellular Corporation †	2,119	62,871

Consumer Discretionary: 10.96%

Auto Components: 0.86%
Gentex Corporation	17,887	482,770

Automobiles: 0.83%
Tesla Motors Incorporated †	327	467,859

Distributors: 0.14%
Pool Corporation	240	76,008

Diversified Consumer Services: 3.22%
Bright Horizons Family Solutions Incorporated †	1,977	212,013
Chegg Incorporated †	7,695	623,064
Frontdoor Incorporated †	9,630	404,412
Grand Canyon Education Incorporated †	6,491	576,011

		1,815,500

Hotels, Restaurants & Leisure: 1.55%
Chipotle Mexican Grill Incorporated †	114	131,688
Domino’s Pizza Incorporated	1,916	740,745

		872,433

Household Durables: 1.30%
Garmin Limited	7,421	731,636

Multiline Retail: 1.15%
Dollar General Corporation	805	153,272
Ollie’s Bargain Outlet Holdings Incorporated †	4,728	496,913

		650,185

The accompanying notes are an integral part of these financial statements.

Wells Fargo Low Volatility U.S. Equity Fund  |  11

Portfolio of investments—July 31, 2020

	Shares	Value
Textiles, Apparel & Luxury Goods: 1.91%
lululemon athletica Incorporated †	1,564	$509,223
Nike Incorporated Class B	5,806	566,724

		1,075,947

Consumer Staples: 29.02%

Beverages: 4.48%
Keurig Dr. Pepper Incorporated	12,635	386,505
Monster Beverage Corporation †	3,344	262,437
PepsiCo Incorporated	7,082	974,908
The Boston Beer Company Incorporated Class A †	695	563,256
The Coca-Cola Company	7,158	338,144

		2,525,250

Food & Staples Retailing: 4.30%
Casey’s General Stores Incorporated	2,259	359,610
Sprouts Farmers Market Incorporated †	12,485	329,354
The Kroger Company	20,981	729,929
Walmart Incorporated	7,761	1,004,273

		2,423,166

Food Products: 13.00%
Beyond Meat Incorporated †	3,522	443,420
Campbell Soup Company	15,015	744,294
Conagra Brands Incorporated	2,496	93,475
Flowers Foods Incorporated	27,212	619,073
General Mills Incorporated	12,492	790,369
Hain Celestial Group Incorporated †	3,831	130,177
Hormel Foods Corporation	16,584	843,462
Kellogg Company	8,562	590,692
McCormick & Company Incorporated	4,246	827,545
Mondelez International Incorporated Class A	15,574	864,201
The Hershey Company	6,099	886,856
The J.M. Smucker Company	4,464	488,138

		7,321,702

Household Products: 6.09%
Church & Dwight Company Incorporated	7,674	739,236
Colgate-Palmolive Company	10,727	828,124
Kimberly-Clark Corporation	1,163	176,823
The Clorox Company	3,566	843,395
The Procter & Gamble Company	6,443	844,806

		3,432,384

Personal Products: 1.15%
The Estee Lauder Companies Incorporated Class A	3,273	646,548

Energy: 0.04%

Oil, Gas & Consumable Fuels: 0.04%
Antero Midstream Corporation	4,280	24,268

Financials: 5.46%

Banks: 0.20%
Commerce Bancshares Incorporated	1,960	112,230

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Low Volatility U.S. Equity Fund

Portfolio of investments—July 31, 2020

	Shares	Value
Capital Markets: 3.01%
Cboe Global Markets Incorporated	6,436	$564,437
MarketAxess Holdings Incorporated	1,076	555,969
SEI Investments Company	2,528	132,290
Tradeweb Markets Incorporated Class A	5,202	281,272
VIRTU Financial Incorporated Class A	6,456	160,109

		1,694,077

Insurance: 2.25%
American National Group Incorporated	379	27,913
Erie Indemnity Company Class A	695	146,033
Mercury General Corporation	6,652	285,437
The Progressive Corporation	7,411	669,510
White Mountains Insurance Group Limited	156	137,300

		1,266,193

Health Care: 17.37%

Biotechnology: 0.76%
Alexion Pharmaceuticals Incorporated †	606	62,109
Incyte Corporation †	3,732	368,572

		430,681

Health Care Equipment & Supplies: 4.98%
Baxter International Incorporated	4,508	389,401
IDEXX Laboratories Incorporated †	1,568	623,672
Masimo Corporation †	2,810	618,537
Tandem Diabetes Care Incorporated †	491	51,290
West Pharmaceutical Services Incorporated	4,182	1,124,414

		2,807,314

Health Care Providers & Services: 1.70%
Chemed Corporation	1,197	589,151
Premier Incorporated Class A †	10,536	368,444

		957,595

Health Care Technology: 1.43%
Cerner Corporation	11,559	802,773

Life Sciences Tools & Services: 1.62%
Agilent Technologies Incorporated	2,823	271,940
Bio-Rad Laboratories Incorporated Class A †	455	238,825
Mettler-Toledo International Incorporated †	432	403,920

		914,685

Pharmaceuticals: 6.88%
Bristol-Myers Squibb Company	12,092	709,320
Eli Lilly & Company	5,117	769,034
Johnson & Johnson	5,052	736,380
Merck & Company Incorporated	10,731	861,055
Pfizer Incorporated	20,732	797,767

		3,873,556

Industrials: 10.83%

Aerospace & Defense: 0.19%
BWX Technologies Incorporated	2,003	109,204

The accompanying notes are an integral part of these financial statements.

Wells Fargo Low Volatility U.S. Equity Fund  |  13

Portfolio of investments—July 31, 2020

	Shares	Value
Air Freight & Logistics: 2.60%
C.H. Robinson Worldwide Incorporated	8,060	$755,383
Expeditors International of Washington Incorporated	8,364	706,842

		1,462,225

Building Products: 0.09%
Allegion plc	524	52,117

Commercial Services & Supplies: 0.29%
Rollins Incorporated	3,097	162,283

Industrial Conglomerates: 0.68%
Carlisle Companies Incorporated	3,216	382,961

Machinery: 1.27%
Graco Incorporated	2,788	148,433
The Toro Company	7,933	566,020

		714,453

Professional Services: 2.61%
CoStar Group Incorporated †	874	742,690
IHS Markit Limited	6,577	530,961
Robert Half International Incorporated	3,876	197,172

		1,470,823

Road & Rail: 0.80%
Old Dominion Freight Line Incorporated	2,477	452,845

Trading Companies & Distributors: 2.30%
Fastenal Company	19,256	905,802
Watsco Incorporated	1,642	387,627

		1,293,429

Information Technology: 8.57%

Communications Equipment: 1.15%
Arista Networks Incorporated †	2,049	532,269
F5 Networks Incorporated †	851	115,651

		647,920

Electronic Equipment, Instruments & Components: 0.49%
Amphenol Corporation Class A	182	19,248
National Instruments Corporation	7,274	258,227

		277,475

IT Services: 2.16%
Amdocs Limited	1,106	68,683
Booz Allen Hamilton Holding Corporation	5,378	439,705
Jack Henry & Associates Incorporated	3,965	706,960

		1,215,348

Software: 4.77%
Atlassian Corporation plc Class A †	3,153	556,977
DocuSign Incorporated †	2,933	635,962
Dropbox Incorporated Class A †	14,193	322,891
Zoom Video Communications Incorporated †	2,108	535,242
Zscaler Incorporated †	4,911	637,693

		2,688,765

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Low Volatility U.S. Equity Fund

Portfolio of investments—July 31, 2020

		Shares	Value
Materials: 5.29%

Chemicals: 1.66%
Linde plc		3,707	$908,623
NewMarket Corporation		72	26,986

			935,609

Containers & Packaging: 2.57%
AptarGroup Incorporated		6,154	708,941
Ball Corporation		7,066	520,270
Sonoco Products Company		4,219	218,291

			1,447,502

Metals & Mining: 1.06%
Royal Gold Incorporated		4,274	598,061

Utilities: 0.62%

Electric Utilities: 0.56%
Hawaiian Electric Industries Incorporated		8,736	316,767

Multi-Utilities: 0.06%
MDU Resources Group Incorporated		1,474	30,925

Total Common Stocks (Cost $47,646,564)			55,174,947

	Yield
Short-Term Investments: 2.16%

Investment Companies: 2.16%
Wells Fargo Government Money Market Fund Select Class (I)(u)	0.10%	1,214,586	1,214,586

Total Short-Term Investments (Cost $1,214,586)			1,214,586

Total investments in securities (Cost $48,861,150)	100.10%	56,389,533

Other assets and liabilities, net	(0.10)	(53,784)

Total net assets	100.00%	$56,335,749

†	Non-income-earning security

(I)	The issue of the security is an affiliated person of the fund as defined in the investment company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets

Short-Term Invesstments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	$1,153,395	$31,082,991	$(31,021,800)	$0	$0	$17,504	$1,214,586	2.16%

The accompanying notes are an integral part of these financial statements.

Wells Fargo Low Volatility U.S. Equity Fund  |  15

Statement of assets and liabilities—July 31, 2020

Assets
Investments in unaffiliated securities, at value (cost $47,646,564)	$55,174,947
Investments in affiliated securities, at value (cost $1,214,586)	1,214,586
Receivable for Fund shares sold	700
Receivable for dividends	58,404
Receivable from manager	7,828
Prepaid expenses and other assets	3,550

Total assets	56,460,015

Liabilities
Shareholder report expenses payable	42,221
Professional fees payable	41,331
Registration fee	20,254
Administration fees payable	6,444
Trustees’ fees and expenses payable	4,992
Payable for Fund shares redeemed	1,159
Distribution fee payable	105
Accrued expenses and other liabilities	7,760

Total liabilities	124,266

Total net assets	$56,335,749

Net assets consist of
Paid-in capital	$50,937,981
Total distributable earnings	5,397,768

Total net assets	$56,335,749

Computation of net asset value and offering price per share
Net assets – Class A	$1,687,049
Shares outstanding – Class A1	140,638
Net asset value per share – Class A	$12.00
Maximum offering price per share – Class A2	$12.73
Net assets – Class C	$377,484
Shares outstanding – Class C1	31,751
Net asset value per share – Class C	$11.89
Net assets – Class R6	$1,207,075
Shares outstanding – Class R6[1]	100,480
Net asset value per share – Class R6	$12.01
Net assets – Administrator Class	$120,334
Shares outstanding – Administrator Class[1]	10,042
Net asset value per share – Administrator Class	$11.98
Net assets – Institutional Class	$52,943,807
Shares outstanding – Institutional Class[1]	4,400,573
Net asset value per share – Institutional Class	$12.03

¹	The Fund has an unlimited number of authorized shares.

²	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Low Volatility U.S. Equity Fund

Statement of operations—year ended July 31, 2020

Investment income
Dividends (net of foreign withholding taxes of $82)	$983,848
Income from affiliated securities	17,504

Total investment income	1,001,352

Expenses
Management fee	201,546
Administration fees
Class A	3,457
Class C	766
Class R6	354
Administrator Class	153
Institutional Class	61,201
Shareholder servicing fees
Class A	4,113
Class C	831
Administrator Class	294
Distribution fee
Class C	2,227
Custody and accounting fees	11,773
Professional fees	50,981
Registration fees	101,380
Shareholder report expenses	43,704
Trustees’ fees and expenses	21,002
Other fees and expenses	8,772

Total expenses	512,554
Less: Fee waivers and/or expense reimbursements
Fund-level	(302,526)
Class A	(491)
Class R6	(117)
Administrator Class	(12)

Net expenses	209,408

Net investment income	791,944

Realized and unrealized gains (losses) on investments
Net realized losses on investments	(993,101)
Net change in unrealized gains (losses) on investments	2,023,097

Net realized and unrealized gains (losses) on investments	1,029,996

Net increase in net assets resulting from operations	$1,821,940

The accompanying notes are an integral part of these financial statements.

Wells Fargo Low Volatility U.S. Equity Fund  |  17

Statement of changes in net assets

	Year ended July 31, 2020		Year ended July 31, 2019

Operations
Net investment income		$791,944		$797,854
Net realized gains (losses) on investments		(993,101)		1,004,676
Net change in unrealized gains (losses) on investments		2,023,097		2,805,492

Net increase in net assets resulting from operations		1,821,940		4,608,022

Distributions to shareholders from net investment income and net realized gains
Class A		(74,979)		(97,183)
Class C		(14,949)		(13,679)
Class R6		(59,692)		(88,854)
Administrator Class		(5,557)		(8,480)
Institutional Class		(2,494,914)		(2,610,423)

Total distributions to shareholders		(2,650,091)		(2,818,619)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	42,642	495,950	22,375	258,259
Class C	11,609	138,302	14,213	159,144
Institutional Class	1,647,036	20,200,973	98,413	1,093,577

		20,835,225		1,510,980

Reinvestment of distributions
Class A	5,757	69,533	8,338	88,821
Class C	857	10,265	567	5,999
Institutional Class	39,816	481,655	50,399	537,420

		561,453		632,240

Payment for shares redeemed
Class A	(35,036)	(396,795)	(16,971)	(182,876)
Class C	(6,078)	(66,025)	(5,662)	(66,877)
Institutional Class	(303,612)	(3,484,213)	(205,601)	(2,340,479)

		(3,947,033)		(2,590,232)

Net increase (decrease) in net assets resulting from capital share transactions		17,449,645		(447,012)

Total increase in net assets		16,621,494		1,342,391

Net assets
Beginning of period		39,714,255		38,371,864

End of period		$56,335,749		$39,714,255

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Low Volatility U.S. Equity Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2020	2019	2018	2017[1]
Net asset value, beginning of period	$12.09	$11.56	$11.21	$10.00
Net investment income	0.14	0.19	0.16	0.13
Net realized and unrealized gains (losses) on investments	0.31	1.17	0.54	1.12

Total from investment operations	0.45	1.36	0.70	1.25
Distributions to shareholders from
Net investment income	(0.19)	(0.18)	(0.17)	(0.04)
Net realized gains	(0.35)	(0.65)	(0.18)	0.00

Total distributions to shareholders	(0.54)	(0.83)	(0.35)	(0.04)
Net asset value, end of period	$12.00	$12.09	$11.56	$11.21
Total return[2]	3.76%	12.87%	6.32%	12.53%
Ratios to average net assets (annualized)
Gross expenses	1.34%	1.50%	1.55%	1.61%
Net expenses	0.71%	0.76%	0.83%	0.82%
Net investment income	1.29%	1.83%	1.53%	1.78%
Supplemental data
Portfolio turnover rate	165%	74%	75%	39%
Net assets, end of period (000s omitted)	$1,687	$1,539	$1,312	$1,096

[1]	For the period from October 31, 2016 (commencement of class operations) to July 31, 2017

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Low Volatility U.S. Equity Fund  |  19

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2020	2019	2018	2017[1]
Net asset value, beginning of period	$12.01	$11.49	$11.16	$10.00
Net investment income	0.05	0.11	0.08	0.08
Net realized and unrealized gains (losses) on investments	0.30	1.17	0.52	1.11

Total from investment operations	0.35	1.28	0.60	1.19
Distributions to shareholders from
Net investment income	(0.12)	(0.11)	(0.09)	(0.03)
Net realized gains	(0.35)	(0.65)	(0.18)	0.00

Total distributions to shareholders	(0.47)	(0.76)	(0.27)	(0.03)
Net asset value, end of period	$11.89	$12.01	$11.49	$11.16
Total return[2]	2.89%	12.15%	5.45%	11.91%
Ratios to average net assets (annualized)
Gross expenses	1.93%	2.18%	2.31%	2.40%
Net expenses	1.48%	1.51%	1.58%	1.58%
Net investment income	0.52%	1.10%	0.76%	1.01%
Supplemental data
Portfolio turnover rate	165%	74%	75%	39%
Net assets, end of period (000s omitted)	$377	$305	$187	$112

[1]	For the period from October 31, 2016 (commencement of class operations) to July 31, 2017

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Low Volatility U.S. Equity Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R6	2020	2019	2018	2017[1]
Net asset value, beginning of period	$12.11	$11.58	$11.24	$10.00
Net investment income	0.20	0.26	0.22	0.18
Net realized and unrealized gains (losses) on investments	0.30	1.15	0.52	1.11

Total from investment operations	0.50	1.41	0.74	1.29
Distributions to shareholders from
Net investment income	(0.25)	(0.23)	(0.22)	(0.05)
Net realized gains	(0.35)	(0.65)	(0.18)	0.00

Total distributions to shareholders	(0.60)	(0.88)	(0.40)	(0.05)
Net asset value, end of period	$12.01	$12.11	$11.58	$11.24
Total return[2]	4.10%	13.39%	6.70%	12.94%
Ratios to average net assets (annualized)
Gross expenses	0.91%	1.07%	1.12%	1.22%
Net expenses	0.30%	0.33%	0.40%	0.40%
Net investment income	1.71%	2.27%	1.96%	2.19%
Supplemental data
Portfolio turnover rate	165%	74%	75%	39%
Net assets, end of period (000s omitted)	$1,207	$1,217	$1,164	$1,129

[1]	For the period from October 31, 2016 (commencement of class operations) to July 31, 2017

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Low Volatility U.S. Equity Fund  |  21

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2020	2019	2018	2017[1]
Net asset value, beginning of period	$12.08	$11.55	$11.21	$10.00
Net investment income	0.16	0.22	0.18	0.15
Net realized and unrealized gains (losses) on investments	0.30	1.15	0.53	1.10

Total from investment operations	0.46	1.37	0.71	1.25
Distributions to shareholders from
Net investment income	(0.21)	(0.19)	(0.19)	(0.04)
Net realized gains	(0.35)	(0.65)	(0.18)	0.00

Total distributions to shareholders	(0.56)	(0.84)	(0.37)	(0.04)
Net asset value, end of period	$11.98	$12.08	$11.55	$11.21
Total return[2]	3.77%	13.00%	6.36%	12.57%
Ratios to average net assets (annualized)
Gross expenses	1.26%	1.42%	1.47%	1.57%
Net expenses	0.65%	0.68%	0.75%	0.75%
Net investment income	1.36%	1.92%	1.61%	1.87%
Supplemental data
Portfolio turnover rate	165%	74%	75%	39%
Net assets, end of period (000s omitted)	$120	$121	$116	$113

[1]	For the period from October 31, 2016 (commencement of class operations) to July 31, 2017

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Low Volatility U.S. Equity Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2020	2019	2018	2017[1]
Net asset value, beginning of period	$12.11	$11.58	$11.23	$10.00
Net investment income	0.19 [2]	0.25	0.20	0.16
Net realized and unrealized gains (losses) on investments	0.29	1.15	0.54	1.12

Total from investment operations	0.48	1.40	0.74	1.28
Distributions to shareholders from
Net investment income	(0.21)	(0.22)	(0.21)	(0.05)
Net realized gains	(0.35)	(0.65)	(0.18)	0.00

Total distributions to shareholders	(0.56)	(0.87)	(0.39)	(0.05)
Net asset value, end of period	$12.03	$12.11	$11.58	$11.23
Total return[3]	4.01%	13.28%	6.64%	12.82%
Ratios to average net assets (annualized)
Gross expenses	1.00%	1.17%	1.22%	1.31%
Net expenses	0.40%	0.43%	0.50%	0.50%
Net investment income	1.59%	2.17%	1.87%	2.09%
Supplemental data
Portfolio turnover rate	165%	74%	75%	39%
Net assets, end of period (000s omitted)	$52,944	$36,533	$35,593	$33,169

[1]	For the period from October 31, 2016 (commencement of class operations) to July 31, 2017

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Low Volatility U.S. Equity Fund  |  23

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Low Volatility U.S. Equity Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

24  |  Wells Fargo Low Volatility U.S. Equity Fund

Notes to financial statements

As of July 31, 2020, the aggregate cost of all investments for federal income tax purposes was $49,125,075 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$7,994,821

Gross unrealized losses	(730,363)

Net unrealized gains	$7,264,458

As of July 31, 2020, the Fund had current year deferred post-October capital losses consisting of $2,104,568 in short-term losses which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$5,511,475	$0	$0	$5,511,475

Consumer discretionary	6,172,338	0	0	6,172,338

Consumer staples	16,349,050	0	0	16,349,050

Energy	24,268	0	0	24,268

Financials	3,072,500	0	0	3,072,500

Health care	9,786,604	0	0	9,786,604

Industrials	6,100,340	0	0	6,100,340

Information technology	4,829,508	0	0	4,829,508

Materials	2,981,172	0	0	2,981,172

Utilities	347,692	0	0	347,692

Short-term investments

Investment companies	1,214,586	0	0	1,214,586

Total assets	$56,389,533	$0	$0	$56,389,533

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended July 31, 2020, the Fund did not have any transfers into/out of Level 3.

Wells Fargo Low Volatility U.S. Equity Fund  |  25

Notes to financial statements

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $1 billion	0.400%

Next $4 billion	0.375

Next $5 billion	0.340

Over $10 billion	0.330

For the year ended July 31, 2020, the management fee was equivalent to an annual rate of 0.40% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.12% as the average daily net assets of the Fund increase.

Administration fee

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Class R6	0.03

Administrator Class, Institutional Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through November 30, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.73% for Class A shares, 1.48% for Class C shares, 0.30% for Class R6 shares, 0.65% for Administrator Class shares, and 0.40% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. Funds Distributor did not receive any front-end or contingent deferred sales charges from Class A or Class C shares for the year ended July 31, 2020.

26  |  Wells Fargo Low Volatility U.S. Equity Fund

Notes to financial statements

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2020 were $96,281,873 and $80,661,260, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended July 31, 2020, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended July 31, 2020 and July 31, 2019 were as follows:

	Year ended July 31

	2020	2019

Ordinary income	$1,028,365	$979,209

Long-term capital gain	1,621,726	1,839,410

As of July 31, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains	Post-October capital losses deferred

$222,583	$15,295	$7,264,458	$(2,104,568)

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. As of the end of the period, the Fund invested a concentration of its portfolio in the consumer staples sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Trust’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Wells Fargo Low Volatility U.S. Equity Fund  |  27

Notes to financial statements

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.

11. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

28  |  Wells Fargo Low Volatility U.S. Equity Fund

Report of independent registered public accounting firm

To the Shareholders of the Fund and Board of Trustees

Wells Fargo Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Low Volatility U.S. Equity Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of July 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods from October 31, 2016 (commencement of operations) to July 31, 2020. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods from October 31, 2016 to July 31, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

September 25, 2020

Wells Fargo Low Volatility U.S. Equity Fund  |  29

Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 93.12% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2020.

Pursuant to Section 852 of the Internal Revenue Code, $1,621,726 was designated as a 20% rate gain distribution for the fiscal year ended July 31, 2020.

Pursuant to Section 854 of the Internal Revenue Code, $978,480 of income dividends paid during the fiscal year ended July 31, 2020 has been designated as qualified dividend income (QDI).

For the fiscal year ended July 31, 2020, $19,768 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended July 31, 2020, $15,386 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

30  |  Wells Fargo Low Volatility U.S. Equity Fund

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 147 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Wells Fargo Low Volatility U.S. Equity Fund  |  31

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019 and Interim President of the McKnight Foundation since 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

32  |  Wells Fargo Low Volatility U.S. Equity Fund

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as the Treasurer of 82 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Wells Fargo Low Volatility U.S. Equity Fund  |  33

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Low Volatility U.S. Equity Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 26, 2020 and May 28, 2020 (together, the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Low Volatility U.S. Equity Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2020, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2020. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Adviser’s business continuity plans and of their approaches to data privacy and cybersecurity, and related testing. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.

The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

34  |  Wells Fargo Low Volatility U.S. Equity Fund

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2019. The Board also considered more current results for various time periods ended March 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was lower than the average investment performance of the Universe for the one- and three-year periods ended December 31, 2019. The Board also noted that the investment performance of the Fund (Administrator Class) was higher than or in range of the average investment performance of the Universe for all periods ended March 31, 2020. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Russell 1000® Index, for all periods ended December 31, 2019. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Russell 1000® Index, all periods ended March 31, 2020.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods. The Board also took note of the Fund’s lower volatility compared to its benchmark.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for all share classes.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Wells Fargo Low Volatility U.S. Equity Fund  |  35

Other information (unaudited)

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.

Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

36  |  Wells Fargo Low Volatility U.S. Equity Fund

Other information (unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Wells Fargo Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment manager, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementation and on-going administration of the Program.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.

At a meeting of the Board held on May 26 and 28, 2020, the Board received a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The Report covered the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the Report. There were no material changes to the Program during the Reporting Period. The Report concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Wells Fargo Low Volatility U.S. Equity Fund  |  37

Appendix I (unaudited)

Effective on or after May 1, 2020, clients of Edward Jones (also referred to as “shareholders”) purchasing Fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in the Fund’s Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Wells Fargo Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints available at Edward Jones

Rights of Accumulation (ROA)

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of Wells Fargo Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.

ROA is determined by calculating the higher of cost or market value (current shares x NAV).

Letter of Intent (LOI)

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to makeover a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

Sales charges are waived for the following shareholders and in the following situations at Edward Jones:

●   Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing.

● Shares purchased in an Edward Jones fee-based program.
● Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

●   Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.

●   Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

● Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions available at Edward Jones:
● The death or disability of the shareholder.
● Systematic withdrawals with up to 10% per year of the account value.
● Return of excess contributions from an Individual Retirement Account (IRA).

●   Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulation.

● Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
● Shares exchanged in an Edward Jones fee-based program.
● Shares acquired through NAV reinstatement.

38  |  Wells Fargo Low Volatility U.S. Equity Fund

Appendix I (unaudited)

Other Important Information for accounts at Edward Jones:
Minimum Purchase Amounts
● $250 initial purchase minimum
● $50 subsequent purchase minimum

Minimum Balances
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
● A fee-based account held on an Edward Jones platform
● A 529 account held on an Edward Jones platform
● An account with an active systematic investment plan or letter of intent (LOI)

Changing Share Classes
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares.

Wells Fargo Low Volatility U.S. Equity Fund  |  39

Appendix II (unaudited)

Effective June 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“Oppenheimer”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Oppenheimer

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

Shares purchased by or through a 529 Plan.

Shares purchased through an Oppenheimer affiliated investment advisory program.

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

A shareholder in the Fund’s Class C shares will have their shares exchanged at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Oppenheimer.

Employees and registered representatives of Oppenheimer or its affiliates and their family members.

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Prospectus.
CDSC Waivers on A and C Shares available at Oppenheimer

Death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Prospectus.

Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus.

Shares sold to pay Oppenheimer fees but only if the transaction is initiated by Oppenheimer.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Oppenheimer: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in the Prospectus.

Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Oppenheimer. Eligible fund family assets not held at Oppenheimer may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

40  |  Wells Fargo Low Volatility U.S. Equity Fund

Appendix III (unaudited)

Effective June 15, 2020, shareholders purchasing fund shares through a Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or the SAI.

Front-end Sales Load Waivers on Class A Shares available at Baird

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund.

Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird.

Shares purchase from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

A shareholder in the Funds Investor C Shares will have their share exchanged at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the exchange is in line with the policies and procedures of Baird.

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
CDSC Waivers on A and C Shares available at Baird

Shares sold due to death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares bought due to returns of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s Prospectus.

Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Baird: Breakpoint and/or Rights of Accumulation

Breakpoints as described in the Prospectus.

Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time.

Wells Fargo Low Volatility U.S. Equity Fund  |  41

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved

PAR-0820-01041 09-20

A270/AR270 07-20

Annual Report

July 31, 2020

Wells Fargo Omega Growth Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

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The views expressed and any forward-looking statements are as of July 31, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Omega Growth Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Omega Growth Fund for the 12-month period that ended July 31, 2020. Global stock markets saw earlier gains erased in February and March as governments around the world took unprecedented measures, attempting to stop the spread of the coronavirus at the expense of short-term economic output. However, markets rebounded from April on to offset much of the losses as central banks attempted to bolster capital markets and confidence. Fixed-income markets generally performed well overall, achieving widespread gains. Overall, U.S. stocks surpassed their international peers, while U.S. large-cap equity, as measured by the Russell 1000® Index1, easily outperformed small caps, as measured by the Russell 2000® Index2, for the 12-month period that began last August.

For the 12-month period, fixed-income securities generally had positive total returns while non-U.S. developed market equities had the weakest performance and U.S. stocks performed strongly despite sharp volatility in the late winter and early spring. For the period, U.S. stocks, based on the S&P 500 Index,3 gained 11.96%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),4 returned 0.66%, while the MSCI EM Index (Net)5 had somewhat stronger performance, with a 6.55% gain. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index6 returned a robust 10.12%, the Bloomberg Barclays Global Aggregate ex-USD Index7 gained a more modest 5.94%, and the Bloomberg Barclays Municipal Bond Index8 gained 5.36% while the ICE BofA U.S. High Yield Index9 returned 3.10%.

The fiscal year began with supportive central bank actions.

The period began with unresolved U.S.-China trade tensions showing no signs of compromise in August 2019. Evidence of a continued global economic slowdown mounted, and central banks in China, New Zealand, and Thailand cut interest rates after the U.S. Federal Reserve (Fed) had done so in late July. Industrial and manufacturing data declined in China, Canada, Japan, and Germany. Adding to global uncertainty, Italy’s prime minister resigned, many feared a crackdown in Hong Kong as protestors sustained their calls for reform, and U.K. Prime Minister Boris Johnson planned to suspend Parliament as Brexit’s deadline neared.

[1]

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[2]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[3]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[4]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[5]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[6]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[7]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[8]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[9]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Omega Growth Fund

Letter to shareholders (unaudited)

In the U.S., the Fed cut interest rates again in September. U.S. manufacturing data disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the Brexit impasse showed no signs of resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. Although the S&P 500 Index finished the third quarter with the best year-to-date returns in more than 20 years, concerns about future returns remained.

The fourth quarter started on a strong note, with U.S.-China trade tensions relaxing in October along with renewed optimism for a U.K. Brexit deal and positive macroeconomic data. The initial estimate of U.S. third-quarter gross domestic product (GDP) growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. However, despite strength among U.S. consumers, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the Fed lowered interest rates another quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to an all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly, and manufacturing and services activity picked up. While consumer confidence and purchasing managers’ activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of President Trump had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility picked up sharply in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose, and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1%. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower and the S&P 500 Index lost 8.2% for the month. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, partly aimed at dissuading further U.S. shale production, causing the price of West Texas Intermediate crude oil to plummet.

Wells Fargo Omega Growth Fund  |  3

Letter to shareholders (unaudited)

“The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems.”

“Financial markets posted widely positive returns in June despite ongoing economic weakness and high levels of uncertainty on the containment of the coronavirus and the timing of an effective vaccine.”

The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central banks responded swiftly, slashing interest rates and expanding quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed introduced several new lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Markets rebounded strongly in April, fueled by unprecedented government and central bank stimulus measures. The U.S. economy contracted by an annualized 5.0% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real GDP shrank 3.8%, with the composite April Flash Purchasing Managers’ Index, a monthly survey of purchasing managers, falling to an all-time low of 13.5. The European Central Bank expanded its quantitative easing to include the purchase of additional government bonds of countries with the greatest virus-related need, including Italy and Spain. China’s first-quarter GDP fell by 6.8% year over year. However, retail sales, production, and investment showed signs of recovery. Extreme oil-price volatility continued as global supply far exceeded demand.

In May, the global equity market rebound continued, with widespread strong monthly gains. Investors regained confidence on reports of early signs of success in human trials of a coronavirus vaccine. Growth stocks continued to outperform value stocks while returns on global government bonds were generally flat. In the U.S., a gap grew between the stock market rebound and devastating economic data points, including an April unemployment rate of 14.7%, the highest level since World War II. Purchasing managers’ indices reflected weakening activity in May in both the manufacturing and services sectors. U.S. corporate earnings reports indicated a 14% year-over-year contraction in earnings from the first quarter of 2019. However, high demand for technology, driven by remote activity, supported robust information technology sector earnings, which helped drive major technology stocks higher.

Financial markets posted widely positive returns in June despite ongoing economic weakness and high levels of uncertainty on the containment of the coronavirus and the timing of an effective vaccine. There were hopeful signs as economies reopened, with both U.S. and U.K. retail sales rebounding substantially in May. However, year over year, sales remained depressed. Vitally important to market sentiment was the ongoing commitment by central banks globally to do all they could to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 bonus weekly unemployment benefits due to expire at the end of July. However, unemployment remained in the double digits, easing somewhat from 14.7% in April to 11.1% in June. During June, numerous states reported alarming increases of coronavirus cases. China’s economic recovery picked up momentum in June, though it remained far from a full recovery.

July was a broadly positive month for both global equities and fixed income. However, economic data and a resurgence of coronavirus cases pointed to the vulnerability of the global economy and the ongoing imperative to regain control of the pandemic. Second-quarter GDP shrank by 9.5% and 12.1% in the U.S. and eurozone, respectively, from the previous quarter. In contrast, China reported a 3.2% year-over-year expansion in its second-quarter GDP. U.S. unemployment remained historically high despite adding 1.8 million jobs in July, with a double-digit jobless rate persisting. However, manufacturing activity grew in both the U.S. and eurozone. In Asia, while China’s manufacturing sector continued to expand, activity in Japan and South Korea contracted. In July, a rising concern

4  |  Wells Fargo Omega Growth Fund

Letter to shareholders (unaudited)

was the rapid and broad reemergence of coronavirus infections. Despite the ongoing promise of positive early-stage vaccine trial results, economic activity could be held back by the continued spread of the virus and the end of a widely received $600-a-week bonus unemployment benefit in late July.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Notice to Shareholders

At a meeting held on August 10-12, 2020, the Board of Trustees of the Fund approved a change to the Fund’s automatic conversion feature for Class C shares in order to shorten the required holding period from 10 to 8 years. As a result, on a monthly basis beginning November 5, 2020, Class C shares will convert automatically into Class A shares 8 years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, 8 years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis.

Please note that a shorter holding period may apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus for further information.

Wells Fargo Omega Growth Fund  |  5

Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Michael T. Smith, CFA®‡

Christopher J. Warner, CFA®‡

Average annual total returns (%) as of July 31, 2020

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (EKOAX)	4-29-1968	17.39	14.34	15.32	24.55	15.70	16.00	1.28	1.28

Class C (EKOCX)	8-2-1993	22.61	14.84	15.14	23.61	14.84	15.14	2.03	2.03

Class R (EKORX)	10-10-2003	–	–	–	24.24	15.42	15.72	1.53	1.53

Administrator Class (EOMYX)	1-13-1997	–	–	–	24.78	15.92	16.25	1.20	1.10

Institutional Class (EKONX)	7-30-2010	–	–	–	25.09	16.21	16.55	0.95	0.85

Russell 3000® Growth Index[3]	–	–	–	–	28.24	16.18	16.96	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Omega Growth Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of July 31, 2020[4]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through November 30, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.30% for Class A, 2.05% for Class C, 1.55% for Class R, 1.10% for Administrator Class, and 0.85% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.

[4]

The chart compares the performance of Class A shares for the most recent ten years with the Russell 3000® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[5]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[6]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Omega Growth Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

∎	The Fund underperformed its benchmark, the Russell 3000® Growth Index, for the 12-month period that ended July 31, 2020.

∎	Stock selection and positioning within the information technology (IT) sector detracted from performance.

∎	Stock selection in communication services and consumer discretionary were key contributors to performance.

Over the past 12 months, global economies shifted from long-toothed bull markets to rapid recessions, spurred by a global pandemic and shelter-at-home orders. Central banks and governments rallied quickly to prevent a possible depression by proposing massive stimulus packages. Within the United States, the Federal Reserve (Fed) took extraordinary measures to provide liquidity, including launching programs to purchase exchange-traded funds and corporate bonds. These aggressive actions signaled the Fed would effectively take any measures to support the economy. The equity markets were further fueled by optimism as progress continued in the development of therapeutic treatments and vaccines for the coronavirus.

Despite increased uncertainty, we have not significantly repositioned the Fund. It remains positioned toward companies with high visibility of earnings growth and those that we believe are positioned on the right side of change. We believe this strategy will prove beneficial should volatility levels remain elevated.

Select IT holdings detracted from relative performance. Within IT, shares of Motorola Solutions detracted from performance. The company provides key technology to first responders and emergency command centers. The company is expanding its software and service portfolio to provide an end-to-end solution for public safety customers. Motorola recently reported above-consensus earnings. However, it lowered expected revenue due to uncertainty in public sector spending as a result of the coronavirus pandemic. While this prompted a sell-off in the stock, we expect Motorola’s recurring revenue should soften the impact of near-term uncertainties.

Ten largest holdings (%) as of July 31, 2020[5]

Amazon.com Incorporated	9.56

Microsoft Corporation	8.92

Alphabet Incorporated Class A	4.13

Visa Incorporated Class A	3.42

UnitedHealth Group Incorporated	3.26

PayPal Holdings Incorporated	3.18

ServiceNow Incorporated	2.39

Chipotle Mexican Grill Incorporated	2.34

EPAM Systems Incorporated	2.20

Netflix Incorporated	2.09

Also within IT, not holding Apple Inc. significantly detracted from relative performance. Although a quality enterprise, Apple does not have the level of organic growth we seek in target investments. The company still relies heavily on smartphone sales, which have reached a saturation point. In our view, Apple share outperformance has been driven more by valuation expansion as opposed to a true acceleration in the company’s fundamentals.

Stock selection in the communication services and consumer discretionary sectors contributed to performance relative to the index.

Within the communication services sector, InterActiveCorp (IAC) is a holding company that incubates and grows digital technology companies. Currently, IAC’s primary assets are Match Group; ANGI Homeservices, Inc.; and Vimeo. Demand for these companies increased during the shift to working remotely. IAC’s track record of identifying compelling innovations to create value for shareholders has validated our investment thesis in the stock.

Please see footnotes on page 7.

8  |  Wells Fargo Omega Growth Fund

Performance highlights (unaudited)

Sector allocation as of July 31, 2020[6]

Within consumer discretionary, MercadoLibre, Inc., was a notable contributor. Similar to Amazon.com, Inc., the company has become a disruptive force to the traditional retail model in Latin America, yet it is much earlier in its life cycle. Furthermore, the percentage of online transactions in Latin America rose sharply as a result of stringent shelter-in-place orders. Our research indicates that with rising adoption of e-commerce, new digital payments products, and buildout of its logistics network, MercadoLibre could continue to earn a market capitalization comparable to successful large-cap platform companies in other markets.

While volatility remains high, secular growth stocks provide defensive positioning.

We do not believe the recovery will unfold in a linear, V-shaped fashion. The vexing challenges of an intertwined health care crisis, financial crisis, and social crisis remain. Progress is being made toward containing and treating the coronavirus, but recent spikes in cases serve as a reminder that we have a long way to go. Given the extreme lack of clarity in forecasting future results, we remain cautious in our outlook and anticipate that volatility will continue.

We did not make material changes to portfolio positioning as a result of the coronavirus. By emphasizing companies on the “right side of change,” we were well positioned to take advantage of the massive shift to themes such as telemedicine, digital payments, and e-commerce. These trends will likely continue for the foreseeable future. We are long-term investors focused on opportunities well beyond 2020. As growth remains scarce, we believe secular growth stocks should have defensive qualities and continue to be rewarded with premium valuations. As financial guidance continues to be revised, we believe this is a great time for active management and deep fundamental research. While we are cautious on the markets overall, we remain optimistic and confident in companies that we believe are positioned on the “right side of change.”

Please see footnotes on page 7.

Wells Fargo Omega Growth Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2020 to July 31, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2020	Ending account value 7-31-2020	Expenses paid during the period[1]	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,155.08	$6.86	1.28%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$6.42	1.28%

Class C

Actual	$1,000.00	$1,150.81	$10.86	2.03%

Hypothetical (5% return before expenses)	$1,000.00	$1,014.77	$10.17	2.03%

Class R

Actual	$1,000.00	$1,153.63	$8.09	1.51%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.35	$7.57	1.51%

Administrator Class

Actual	$1,000.00	$1,156.01	$5.90	1.10%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.39	$5.52	1.10%

Institutional Class

Actual	$1,000.00	$1,157.62	$4.56	0.85%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.64	$4.27	0.85%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Omega Growth Fund

Portfolio of investments—July 31, 2020

	Shares	Value
Common Stocks: 99.49%

Communication Services: 11.89%

Entertainment: 3.18%
Netflix Incorporated †	40,400	$19,750,752
Spotify Technology SA †	40,200	10,364,364

		30,115,116

Interactive Media & Services: 8.71%
Alphabet Incorporated Class A †	26,300	39,133,085
Alphabet Incorporated Class C †	6,885	10,210,180
IAC/InterActiveCorp †	54,500	7,216,890
Match Group Incorporated †	117,632	12,080,806
Tencent Holdings Limited ADR	201,100	13,773,339

		82,414,300

Consumer Discretionary: 18.41%

Auto Components: 0.99%
Aptiv plc	120,600	9,376,650

Automobiles: 0.83%
Ferrari NV	43,100	7,831,270

Diversified Consumer Services: 0.67%
Bright Horizons Family Solutions Incorporated †	58,957	6,322,549

Hotels, Restaurants & Leisure: 2.34%
Chipotle Mexican Grill Incorporated †	19,200	22,179,072

Internet & Direct Marketing Retail: 11.57%
Amazon.com Incorporated †	28,600	90,509,848
MercadoLibre Incorporated †	16,900	19,006,078

		109,515,926

Specialty Retail: 2.01%
The Home Depot Incorporated	71,800	19,062,182

Financials: 1.55%

Capital Markets: 1.55%
Intercontinental Exchange Incorporated	151,800	14,691,204

Health Care: 18.45%

Biotechnology: 1.94%
Exact Sciences Corporation †	160,800	15,235,800
Sarepta Therapeutics Incorporated †	20,500	3,147,160

		18,382,960

Health Care Equipment & Supplies: 8.60%
ABIOMED Incorporated †	35,900	10,767,846
Alcon Incorporated †	191,200	11,468,176
Align Technology Incorporated †	50,000	14,691,000
DexCom Incorporated †	35,000	15,243,900
Edwards Lifesciences Corporation †	130,100	10,201,141
Intuitive Surgical Incorporated †	27,800	19,055,232

		81,427,295

The accompanying notes are an integral part of these financial statements.

Wells Fargo Omega Growth Fund  |  11

Portfolio of investments—July 31, 2020

	Shares	Value
Health Care Providers & Services: 4.12%
HealthEquity Incorporated †	157,648	$8,128,331
UnitedHealth Group Incorporated	101,800	30,823,004

		38,951,335

Health Care Technology: 1.80%
Veeva Systems Incorporated Class A †	64,300	17,011,851

Pharmaceuticals: 1.99%
Eli Lilly & Company	1	150
Merck & Company Incorporated	235,000	18,856,400

		18,856,550

Industrials: 8.04%

Aerospace & Defense: 0.65%
HEICO Corporation	64,300	6,180,516

Commercial Services & Supplies: 2.97%
Cintas Corporation	39,300	11,863,491
Waste Connections Incorporated	158,622	16,238,134

		28,101,625

Construction & Engineering: 1.03%
Jacobs Engineering Group Incorporated	113,500	9,687,225

Professional Services: 1.74%
IHS Markit Limited	203,700	16,444,701

Road & Rail: 1.65%
Union Pacific Corporation	90,200	15,636,170

Information Technology: 36.68%

Communications Equipment: 1.19%
Motorola Solutions Incorporated	80,600	11,267,880

Electronic Equipment, Instruments & Components: 1.09%
Zebra Technologies Corporation Class A †	36,600	10,275,450

IT Services: 18.04%
Black Knight Incorporated †	195,700	14,661,844
EPAM Systems Incorporated †	71,641	20,781,621
Euronet Worldwide Incorporated †	87,500	8,412,250
Fiserv Incorporated †	130,240	12,996,650
Global Payments Incorporated	78,749	14,018,897
PayPal Holdings Incorporated †	153,700	30,135,959
Shopify Incorporated Class A †	13,400	13,721,600
Square Incorporated Class A †	121,500	15,776,775
Visa Incorporated Class A	170,004	32,368,762
WEX Incorporated †	50,002	7,918,817

		170,793,175

Software: 16.36%
Atlassian Corporation plc Class A †	58,800	10,387,020
Autodesk Incorporated †	63,400	14,989,662
Cadence Design Systems Incorporated †	142,100	15,524,425
Microsoft Corporation	411,700	84,402,617

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Omega Growth Fund

Portfolio of investments—July 31, 2020

		Shares	Value

Software (continued)
ServiceNow Incorporated †		51,500	$22,618,800
Zoom Video Communications Incorporated †		27,200	6,906,352

			154,828,876

Materials: 3.60%

Chemicals: 2.48%
Ingevity Corporation †		76,700	4,485,416
The Sherwin-Williams Company		29,400	19,048,848

			23,534,264

Construction Materials: 1.12%
Vulcan Materials Company		90,100	10,579,542

Real Estate: 0.87%

Equity REITs: 0.87%
SBA Communications Corporation		26,300	8,193,501

Total Common Stocks (Cost $455,582,375)			941,661,185

	Yield
Short-Term Investments: 0.65%

Investment Companies: 0.65%
Wells Fargo Government Money Market Select Class (l)(u)	0.10%	6,153,039	6,153,039

Total Short-Term Investments (Cost $6,153,039)			6,153,039

Total investments in securities (Cost $461,735,414)	100.14%	947,814,224

Other assets and liabilities, net	(0.14)	(1,280,424)

Total net assets	100.00%	$946,533,800

†	Non-income-earning security
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

REIT	Real estate investment trust

The accompanying notes are an integral part of these financial statements.

Wells Fargo Omega Growth Fund  |  13

Portfolio of investments—July 31, 2020

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Value, beginning of period	Purchases	Shares proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC *	$0	$27,421,125	$(27,422,171)	$1,046	$0	$74,161	#	$0
Wells Fargo Government Money Market Fund Select Class	6,308,644	153,039,564	(153,195,169)	0	0	65,830		6,153,039

				$1,046	$0	$139,991		$6,153,039	0.65%

*	No longer held at the end of the period

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Omega Growth Fund

Statement of assets and liabilities—July 31, 2020

Assets
Investments in unaffiliated securities, at value (cost $455,582,375)	$941,661,185
Investments in affiliated securities, at value (cost $6,153,039)	6,153,039
Receivable for Fund shares sold	44,529
Receivable for dividends	75,854
Prepaid expenses and other assets	34,546

Total assets	947,969,153

Liabilities
Payable for Fund shares redeemed	349,530
Management fee payable	639,436
Administration fees payable	167,148
Distribution fees payable	15,940
Shareholder servicing fees payable	187,838
Trustees’ fees and expenses payable	4,374
Accrued expenses and other liabilities	71,087

Total liabilities	1,435,353

Total net assets	$946,533,800

Net assets consist of
Paid-in capital	$421,390,671
Total distributable earnings	525,143,129

Total net assets	$946,533,800

Computation of net asset value and offering price per share
Net assets – Class A	$800,198,658
Shares outstanding – Class A1	12,320,281
Net asset value per share – Class A	$64.95
Maximum offering price per share – Class A2	$68.91
Net assets – Class C	$22,076,640
Shares outstanding – Class C1	544,838
Net asset value per share – Class C	$40.52
Net assets – Class R	$4,646,688
Shares outstanding – Class R1	76,679
Net asset value per share – Class R	$60.60
Net assets – Administrator Class	$28,712,109
Shares outstanding – Administrator Class[1]	399,883
Net asset value per share – Administrator Class	$71.80
Net assets – Institutional Class	$90,899,705
Shares outstanding – Institutional Class[1]	1,218,198
Net asset value per share – Institutional Class	$74.62

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Omega Growth Fund  |  15

Statement of operations—year ended July 31, 2020

Investment income
Dividends (net of foreign withholding taxes of $79,112)	$4,937,580
Income from affiliated securities	79,944

Total investment income	5,017,524

Expenses
Management fee	6,501,542
Administration fees
Class A	1,475,714
Class C	45,824
Class R	10,187
Administrator Class	32,554
Institutional Class	102,598
Shareholder servicing fees
Class A	1,755,291
Class C	54,498
Class R	11,578
Administrator Class	62,068
Distribution fees
Class C	163,251
Class R	11,908
Custody and accounting fees	41,647
Professional fees	52,660
Registration fees	94,670
Shareholder report expenses	120,987
Trustees’ fees and expenses	21,002
Other fees and expenses	24,557

Total expenses	10,582,536
Less: Fee waivers and/or expense reimbursements
Fund-level	(734)
Class A	(22,211)
Class C	(165)
Administrator Class	(27,920)
Institutional Class	(81,342)

Net expenses	10,450,164

Net investment loss	(5,432,640)

Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	59,455,701
Affiliated securities	1,046

Net realized gains on investments	59,456,747
Net change in unrealized gains (losses) on investments	134,698,602

Net realized and unrealized gains (losses) on investments	194,155,349

Net increase in net assets resulting from operations	$188,722,709

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Omega Growth Fund

Statement of changes in net assets

	Year ended July 31, 2020		Year ended July 31, 2019

Operations
Net investment loss		$(5,432,640)		$(5,063,447)
Net realized gains on investments		59,456,747		47,925,154
Net change in unrealized gains (losses) on investments		134,698,602		60,465,004

Net increase in net assets resulting from operations		188,722,709		103,326,711

Distributions to shareholders from net investment income and net realized gains
Class A		(38,639,530)		(68,419,305)
Class C		(1,862,430)		(8,678,201)
Class R		(304,034)		(707,933)
Administrator Class		(1,255,690)		(2,403,661)
Institutional Class		(3,766,464)		(6,323,228)

Total distributions to shareholders		(45,828,148)		(86,532,328)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	272,882	14,921,263	957,256	46,969,436
Class C	51,013	1,731,016	74,164	2,327,314
Class R	25,891	1,308,361	28,311	1,316,755
Administrator Class	9,639	598,496	21,538	1,243,245
Institutional Class	231,605	13,472,238	247,352	14,363,418

		32,031,374		66,220,168

Reinvestment of distributions
Class A	697,108	37,030,375	1,458,710	65,102,208
Class C	53,921	1,795,565	288,212	8,392,731
Class R	4,691	232,868	9,582	402,155
Administrator Class	19,576	1,148,300	44,842	2,194,127
Institutional Class	61,188	3,723,927	123,606	6,249,540

		43,931,035		82,340,761

Payment for shares redeemed
Class A	(1,593,178)	(85,882,986)	(1,573,949)	(79,522,009)
Class C	(289,079)	(10,068,981)	(1,265,970)	(40,375,871)
Class R	(71,554)	(3,669,955)	(64,569)	(3,197,822)
Administrator Class	(60,813)	(3,572,488)	(41,328)	(2,257,844)
Institutional Class	(278,139)	(17,354,985)	(227,834)	(13,026,557)

		(120,549,395)		(138,380,103)

Net increase (decrease) in net assets resulting from capital share transactions		(44,586,986)		10,180,826

Total increase in net assets		98,307,575		26,975,209

Net assets
Beginning of period		848,226,225		821,251,016

End of period		$946,533,800		$848,226,225

The accompanying notes are an integral part of these financial statements.

Wells Fargo Omega Growth Fund  |  17

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2020	2019	2018	2017	2016
Net asset value, beginning of period	$55.19	$54.77	$49.43	$42.73	$48.29
Net investment loss	(0.38)[1]	(0.33)[1]	(0.32)[1]	(0.22)[1]	(0.19)[1]
Net realized and unrealized gains (losses) on investments	13.24	6.56	12.57	8.07	(1.44)

Total from investment operations	12.86	6.23	12.25	7.85	(1.63)
Distributions to shareholders from
Net realized gains	(3.10)	(5.81)	(6.91)	(1.15)	(3.93)
Net asset value, end of period	$64.95	$55.19	$54.77	$49.43	$42.73
Total return[2]	24.55%	13.89%	26.86%	18.88%	(3.07)%
Ratios to average net assets (annualized)
Gross expenses	1.28%	1.28%	1.28%	1.28%	1.28%
Net expenses	1.28%	1.28%	1.28%	1.28%	1.28%
Net investment loss	(0.68)%	(0.64)%	(0.63)%	(0.50)%	(0.47)%
Supplemental data
Portfolio turnover rate	23%	39%	48%	76%	84%
Net assets, end of period (000s omitted)	$800,199	$714,411	$662,751	$581,967	$573,304

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Omega Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2020	2019	2018	2017	2016
Net asset value, beginning of period	$35.83	$38.02	$36.47	$32.07	$37.55
Net investment loss	(0.50)[1]	(0.48)[1]	(0.50)[1]	(0.41)[1]	(0.39)[1]
Net realized and unrealized gains (losses) on investments	8.29	4.10	8.96	5.96	(1.16)

Total from investment operations	7.79	3.62	8.46	5.55	(1.55)
Distributions to shareholders from
Net realized gains	(3.10)	(5.81)	(6.91)	(1.15)	(3.93)
Net asset value, end of period	$40.52	$35.83	$38.02	$36.47	$32.07
Total return[2]	23.61%	13.04%	25.88%	18.00%	(3.75)%
Ratios to average net assets (annualized)
Gross expenses	2.03%	2.03%	2.03%	2.03%	2.03%
Net expenses	2.03%	2.03%	2.03%	2.03%	2.03%
Net investment loss	(1.42)%	(1.40)%	(1.38)%	(1.24)%	(1.22)%
Supplemental data
Portfolio turnover rate	23%	39%	48%	76%	84%
Net assets, end of period (000s omitted)	$22,077	$26,122	$62,074	$62,543	$74,337

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Omega Growth Fund  |  19

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R	2020	2019	2018	2017	2016
Net asset value, beginning of period	$51.82	$51.92	$47.30	$41.04	$46.66
Net investment loss	(0.47)[1]	(0.43)[1]	(0.43)[1]	(0.30)[1]	(0.29)[1]
Net realized and unrealized gains (losses) on investments	12.35	6.14	11.96	7.71	(1.40)

Total from investment operations	11.88	5.71	11.53	7.41	(1.69)
Distributions to shareholders from
Net realized gains	(3.10)	(5.81)	(6.91)	(1.15)	(3.93)
Net asset value, end of period	$60.60	$51.82	$51.92	$47.30	$41.04
Total return	24.24%	13.63%	26.53%	18.58%	(3.30)%
Ratios to average net assets (annualized)
Gross expenses	1.52%	1.53%	1.53%	1.53%	1.53%
Net expenses	1.52%	1.53%	1.53%	1.53%	1.53%
Net investment loss	(0.91)%	(0.88)%	(0.88)%	(0.72)%	(0.71)%
Supplemental data
Portfolio turnover rate	23%	39%	48%	76%	84%
Net assets, end of period (000s omitted)	$4,647	$6,097	$7,494	$6,298	$10,122

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Omega Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$60.58	$59.39	$52.99	$45.65	$51.20
Net investment loss	(0.30)[1]	(0.25)[1]	(0.25)[1]	(0.12)[1]	(0.12)[1]
Net realized and unrealized gains (losses) on investments	14.62	7.25	13.56	8.61	(1.50)

Total from investment operations	14.32	7.00	13.31	8.49	(1.62)
Distributions to shareholders from
Net realized gains	(3.10)	(5.81)	(6.91)	(1.15)	(3.93)
Net asset value, end of period	$71.80	$60.58	$59.39	$52.99	$45.65
Total return	24.78%	14.12%	27.07%	19.08%	(2.84)%
Ratios to average net assets (annualized)
Gross expenses	1.20%	1.20%	1.20%	1.20%	1.19%
Net expenses	1.09%	1.10%	1.10%	1.10%	1.08%
Net investment loss	(0.49)%	(0.45)%	(0.45)%	(0.25)%	(0.27)%
Supplemental data
Portfolio turnover rate	23%	39%	48%	76%	84%
Net assets, end of period (000s omitted)	$28,712	$26,141	$24,140	$19,754	$38,039

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Wells Fargo Omega Growth Fund  |  21

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$62.69	$61.10	$54.21	$46.55	$52.01
Net investment loss	(0.16)[1]	(0.12)[1]	(0.11)[1]	(0.03)[1]	(0.00)[2]
Net realized and unrealized gains (losses) on investments	15.19	7.52	13.91	8.84	(1.53)

Total from investment operations	15.03	7.40	13.80	8.81	(1.53)
Distributions to shareholders from
Net realized gains	(3.10)	(5.81)	(6.91)	(1.15)	(3.93)
Net asset value, end of period	$74.62	$62.69	$61.10	$54.21	$46.55
Total return	25.09%	14.39%	27.39%	19.40%	(2.61)%
Ratios to average net assets (annualized)
Gross expenses	0.95%	0.95%	0.95%	0.95%	0.95%
Net expenses	0.85%	0.85%	0.85%	0.85%	0.83%
Net investment loss	(0.25)%	(0.20)%	(0.20)%	(0.06)%	(0.01)%
Supplemental data
Portfolio turnover rate	23%	39%	48%	76%	84%
Net assets, end of period (000s omitted)	$90,900	$75,456	$64,792	$62,987	$76,980

[1]	Calculated based upon average shares outstanding

[2]	Amount is more than $(0.005).

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Omega Growth Fund

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Omega Growth Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

Wells Fargo Omega Growth Fund  |  23

Notes to financial statements

In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of July 31, 2020, the aggregate cost of all investments for federal income tax purposes was $463,186,002 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$493,308,523

Gross unrealized losses	(8,680,301)

Net unrealized gains	$484,628,222

As of July 31, 2020, the Fund had a qualified late-year ordinary loss of $1,808,659 which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

24  |  Wells Fargo Omega Growth Fund

Notes to financial statements

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$112,529,416	$0	$0	$112,529,416

Consumer discretionary	174,287,649	0	0	174,287,649

Financials	14,691,204	0	0	14,691,204

Health care	174,629,991	0	0	174,629,991

Industrials	76,050,237	0	0	76,050,237

Information technology	347,165,381	0	0	347,165,381

Materials	34,113,806	0	0	34,113,806

Real estate	8,193,501	0	0	8,193,501

Short-term investments

Investment companies	6,153,039	0	0	6,153,039

Total assets	$947,814,224	$0	$0	$947,814,224

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended July 31, 2020, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.800%

Next $500 million	0.750

Next $1 billion	0.700

Next $2 billion	0.675

Next $1 billion	0.650

Next $3 billion	0.640

Next $2 billion	0.615

Next $2 billion	0.605

Next $4 billion	0.580

Over $16 billion	0.555

For the year ended July 31, 2020, the management fee was equivalent to an annual rate of 0.78% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of

Wells Fargo Omega Growth Fund  |  25

Notes to financial statements

Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C, Class R	0.21%

Administrator Class, Institutional Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through November 30, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.30% for Class A shares, 2.05% for Class C shares, 1.55% for Class R shares, 1.10% for Administrator Class shares, and 0.85% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a distribution plan for Class C and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended July 31, 2020, Funds Distributor received $15,755 from the sale of Class A shares and $104 and $45 in contingent deferred sales charges from redemptions of Class A and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2020 were $191,949,088 and $289,714,112, respectively.

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to

26  |  Wells Fargo Omega Growth Fund

Notes to financial statements

provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of July 31, 2020, the Fund did not have any securities on loan.

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended July 31, 2020, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended July 31, 2020 and July 31, 2019 were as follows:

	Year ended July 31

	2020	2019

Ordinary income	$0	$12,379,292

Long-term capital gain	45,828,148	74,153,036

As of July 31, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred

$42,342,017	$484,628,222	$(1,808,659)

9. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. As of the end of the period, the Fund invested a concentration of its portfolio in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

10. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.

Wells Fargo Omega Growth Fund  |  27

Notes to financial statements

12. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

13. SUBSEQUENT EVENT

On August 14, 2020, Class C of the Fund was reimbursed by Funds Management in the amount of $72,542. The reimbursement was in connection with resolving certain fee reimbursements.

28  |  Wells Fargo Omega Growth Fund

Report of independent registered public accounting firm

To the Shareholders of the Fund and Board of Trustees

Wells Fargo Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Omega Growth Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of July 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

September 25, 2020

Wells Fargo Omega Growth Fund  |  29

Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $45,828,148 was designated as a 20% rate gain distribution for the fiscal year ended July 31, 2020.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

30  |  Wells Fargo Omega Growth Fund

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 147 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Wells Fargo Omega Growth Fund  |  31

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019 and Interim President of the McKnight Foundation since 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

32  |  Wells Fargo Omega Growth Fund

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 82 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Wells Fargo Omega Growth Fund  |  33

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Omega Growth Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 26, 2020 and May 28, 2020 (together, the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Omega Growth Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2020, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2020. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Adviser’s business continuity plans and of their approaches to data privacy and cybersecurity, and related testing. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.

The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

34  |  Wells Fargo Omega Growth Fund

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2019. The Board also considered more current results for various time periods ended March 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for the one-, three-, five- and ten-year periods ended December 31, 2019. The Board also noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for all periods ended March 31, 2020. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Russell 3000® Growth Index, for the one- and three-year periods ended December 31, 2019, and lower than its benchmark index for the five- and ten-year periods ended December 31, 2019. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Russell 3000® Growth Index, for the three-year period ended March 31, 2020, and lower than its benchmark index for the one-, five- and ten-year periods ended March 31, 2020.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were equal to, lower than or in range of the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Wells Fargo Omega Growth Fund  |  35

Other information (unaudited)

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.

Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

36  |  Wells Fargo Omega Growth Fund

Other information (unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Wells Fargo Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment manager, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementation and on-going administration of the Program.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.

At a meeting of the Board held on May 26 and 28, 2020, the Board received a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The Report covered the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the Report. There were no material changes to the Program during the Reporting Period. The Report concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Wells Fargo Omega Growth Fund  |  37

Appendix I (unaudited)

Effective on or after May 1, 2020, clients of Edward Jones (also referred to as “shareholders”) purchasing Fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in the Fund’s Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Wells Fargo Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints available at Edward Jones

Rights of Accumulation (ROA)

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of Wells Fargo Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.

ROA is determined by calculating the higher of cost or market value (current shares x NAV).

Letter of Intent (LOI)

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to makeover a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

Sales charges are waived for the following shareholders and in the following situations at Edward Jones:

●   Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing.

● Shares purchased in an Edward Jones fee-based program.
● Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

●   Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in anon-retirement account.

●   Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

● Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions available at Edward Jones:
● The death or disability of the shareholder.
● Systematic withdrawals with up to 10% per year of the account value.
● Return of excess contributions from an Individual Retirement Account (IRA).

●   Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulation.

● Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
● Shares exchanged in an Edward Jones fee-based program.
● Shares acquired through NAV reinstatement.

38  |  Wells Fargo Omega Growth Fund

Appendix I (unaudited)

Other Important Information for accounts at Edward Jones:
Minimum Purchase Amounts
● $250 initial purchase minimum
● $50 subsequent purchase minimum

Minimum Balances
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
● A fee-based account held on an Edward Jones platform
● A 529 account held on an Edward Jones platform
● An account with an active systematic investment plan or letter of intent (LOI)

Changing Share Classes
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares.

Wells Fargo Omega Growth Fund  |  39

Appendix II (unaudited)

Effective June 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“Oppenheimer”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Oppenheimer

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

Shares purchased by or through a 529 Plan.

Shares purchased through an Oppenheimer affiliated investment advisory program.

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

A shareholder in the Fund’s Class C shares will have their shares exchanged at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Oppenheimer.

Employees and registered representatives of Oppenheimer or its affiliates and their family members.

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Prospectus.
CDSC Waivers on A and C Shares available at Oppenheimer

Death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Prospectus.

Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus.

Shares sold to pay Oppenheimer fees but only if the transaction is initiated by Oppenheimer.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Oppenheimer: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in the Prospectus.

Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Oppenheimer. Eligible fund family assets not held at Oppenheimer may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

40  |  Wells Fargo Omega Growth Fund

Appendix III (unaudited)

Effective June 15, 2020, shareholders purchasing fund shares through a Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or the SAI.

Front-end Sales Load Waivers on Class A Shares available at Baird

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund.

Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird.

Shares purchase from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

A shareholder in the Funds Investor C Shares will have their share exchanged at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the exchange is in line with the policies and procedures of Baird.

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
CDSC Waivers on A and C Shares available at Baird

Shares sold due to death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares bought due to returns of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s Prospectus.

Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Baird: Breakpoint and/or Rights of Accumulation

Breakpoints as described in the Prospectus.

Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time.

Wells Fargo Omega Growth Fund  |  41

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved

PAR-0820-01042 09-20

A211/AR211 07-20

Annual Report

July 31, 2020

Wells Fargo

Premier Large Company Growth Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Premier Large Company Growth Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Premier Large Company Growth Fund for the 12-month period that ended July 31, 2020. Global stock markets saw earlier gains erased in February and March as governments around the world took unprecedented measures, attempting to stop the spread of the coronavirus at the expense of short-term economic output. However, markets rebounded from April on to offset much of the losses as central banks attempted to bolster capital markets and confidence. Fixed-income markets generally performed well overall, achieving widespread gains. Overall, U.S. stocks surpassed their international peers, while U.S. large-cap equity, as measured by the Russell 1000® Index1, easily outperformed small caps, as measured by the Russell 2000® Index2, for the 12-month period that began last August.

For the 12-month period, fixed-income securities generally had positive total returns while non-U.S. developed market equities had the weakest performance and U.S. stocks performed strongly despite sharp volatility in the late winter and early spring. For the period, U.S. stocks, based on the S&P 500 Index,3 gained 11.96%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),4 returned 0.66%, while the MSCI EM Index (Net)5 had somewhat stronger performance, with a 6.55% gain. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index6 returned a robust 10.12%, the Bloomberg Barclays Global Aggregate ex-USD Index7 gained a more modest 5.94%, and the Bloomberg Barclays Municipal Bond Index8 gained 5.36% while the ICE BofA U.S. High Yield Index9 returned 3.10%.

The fiscal year began with supportive central bank actions.

The period began with unresolved U.S.-China trade tensions showing no signs of compromise in August 2019. Evidence of a continued global economic slowdown mounted, and central banks in China, New Zealand, and Thailand cut interest rates after the U.S. Federal Reserve (Fed) had done so in late July. Industrial and manufacturing data declined in China, Canada, Japan, and Germany. Adding to global uncertainty, Italy’s prime minister resigned, many feared a crackdown in Hong Kong as protestors sustained their calls for reform, and U.K. Prime Minister Boris Johnson planned to suspend Parliament as Brexit’s deadline neared.

[1]

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[2]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[3]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[4]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[5]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[6]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[7]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[8]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[9]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Premier Large Company Growth Fund

Letter to shareholders (unaudited)

In the U.S., the Fed cut interest rates again in September. U.S. manufacturing data disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the Brexit impasse showed no signs of resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. Although the S&P 500 Index finished the third quarter with the best year-to-date returns in more than 20 years, concerns about future returns remained.

The fourth quarter started on a strong note, with U.S.-China trade tensions relaxing in October along with renewed optimism for a U.K. Brexit deal and positive macroeconomic data. The initial estimate of U.S. third-quarter gross domestic product (GDP) growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. However, despite strength among U.S. consumers, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the Fed lowered interest rates another quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to an all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly, and manufacturing and services activity picked up. While consumer confidence and purchasing managers’ activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of President Trump had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility picked up sharply in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose, and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1%. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower and the S&P 500 Index lost 8.2% for the month. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, partly aimed at dissuading further U.S. shale production, causing the price of West Texas Intermediate crude oil to plummet.

Wells Fargo Premier Large Company Growth Fund  |  3

Letter to shareholders (unaudited)

“The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems.”

“Financial markets posted widely positive returns in June despite ongoing economic weakness and high levels of uncertainty on the containment of the coronavirus and the timing of an effective vaccine.”

The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central banks responded swiftly, slashing interest rates and expanding quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed introduced several new lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Markets rebounded strongly in April, fueled by unprecedented government and central bank stimulus measures. The U.S. economy contracted by an annualized 5.0% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real GDP shrank 3.8%, with the composite April Flash Purchasing Managers’ Index, a monthly survey of purchasing managers, falling to an all-time low of 13.5. The European Central Bank expanded its quantitative easing to include the purchase of additional government bonds of countries with the greatest virus-related need, including Italy and Spain. China’s first-quarter GDP fell by 6.8% year over year. However, retail sales, production, and investment showed signs of recovery. Extreme oil-price volatility continued as global supply far exceeded demand.

In May, the global equity market rebound continued, with widespread strong monthly gains. Investors regained confidence on reports of early signs of success in human trials of a coronavirus vaccine. Growth stocks continued to outperform value stocks while returns on global government bonds were generally flat. In the U.S., a gap grew between the stock market rebound and devastating economic data points, including an April unemployment rate of 14.7%, the highest level since World War II. Purchasing managers’ indices reflected weakening activity in May in both the manufacturing and services sectors. U.S. corporate earnings reports indicated a 14% year-over-year contraction in earnings from the first quarter of 2019. However, high demand for technology, driven by remote activity, supported robust information technology sector earnings, which helped drive major technology stocks higher.

Financial markets posted widely positive returns in June despite ongoing economic weakness and high levels of uncertainty on the containment of the coronavirus and the timing of an effective vaccine. There were hopeful signs as economies reopened, with both U.S. and U.K. retail sales rebounding substantially in May. However, year over year, sales remained depressed. Vitally important to market sentiment was the ongoing commitment by central banks globally to do all they could to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 bonus weekly unemployment benefits due to expire at the end of July. However, unemployment remained in the double digits, easing somewhat from 14.7% in April to 11.1% in June. During June, numerous states reported alarming increases of coronavirus cases. China’s economic recovery picked up momentum in June, though it remained far from a full recovery.

July was a broadly positive month for both global equities and fixed income. However, economic data and a resurgence of coronavirus cases pointed to the vulnerability of the global economy and the ongoing imperative to regain control of the pandemic. Second-quarter GDP shrank by 9.5% and 12.1% in the U.S. and eurozone, respectively, from the previous quarter. In contrast, China reported a 3.2% year-over-year expansion in its second-quarter GDP. U.S. unemployment remained historically high despite adding 1.8 million jobs in July, with a double-digit jobless rate persisting. However, manufacturing activity grew in both the U.S. and eurozone. In Asia, while China’s manufacturing sector continued to expand, activity in Japan and South Korea contracted. In July, a rising concern

4  |  Wells Fargo Premier Large Company Growth Fund

Letter to shareholders (unaudited)

was the rapid and broad reemergence of coronavirus infections. Despite the ongoing promise of positive early-stage vaccine trial results, economic activity could be held back by the continued spread of the virus and the end of a widely received $600-a-week bonus unemployment benefit in late July.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Notice to Shareholders

At a meeting held on August 10-12, 2020, the Board of Trustees of the Fund approved a change to the Fund’s automatic conversion feature for Class C shares in order to shorten the required holding period from 10 to 8 years. As a result, on a monthly basis beginning November 5, 2020, Class C shares will convert automatically into Class A shares 8 years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, 8 years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis.

Please note that a shorter holding period may apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus for further information.

Wells Fargo Premier Large Company Growth Fund  |  5

Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Joseph M. Eberhardy, CFA®‡, CPA

Robert Gruendyke, CFA®‡

Thomas C. Ognar, CFA®‡

Average annual total returns (%) as of July 31, 2020

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (EKJAX)	1-20-1998	15.68	13.19	15.05	22.78	14.53	15.73	1.15	1.11

Class C (EKJCX)	1-22-1998	20.87	13.67	14.87	21.87	13.67	14.87	1.90	1.86

Class R4 (EKJRX)[3]	11-30-2012	–	–	–	23.20	14.88	16.11	0.87	0.80

Class R6 (EKJFX)[4]	11-30-2012	–	–	–	23.39	15.06	16.25	0.72	0.65

Administrator Class (WFPDX)	7-16-2010	–	–	–	23.02	14.66	15.90	1.07	1.00

Institutional Class (EKJYX)	6-30-1999	–	–	–	23.28	14.99	16.20	0.82	0.70

Russell 1000® Growth Index[5]	–	–	–	–	29.84	16.84	17.29	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R4, Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Premier Large Company Growth Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of July 31, 2020[6]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through November 30, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.11% for Class A, 1.86% for Class C, 0.80% for Class R4, 0.65% for Class R6, 1.00% for Administrator Class, and 0.70% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for the Class R4 shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to Class R4 shares.

[4]

Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

[5]	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.

[6]

The chart compares the performance of Class A shares for the most recent ten years with the Russell 1000® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[7]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[8]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[9]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

*	This security was no longer held at the end of the reporting period.

Wells Fargo Premier Large Company Growth Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

∎	The Fund underperformed its benchmark, the Russell 1000® Growth Index, for the 12-month period that ended July 31, 2020.

∎	The Fund’s performance was inhibited by certain stocks within the consumer discretionary sector.

∎	Holdings within information technology (IT), financials, and consumer discretionary aided the Fund’s performance for the period.

For much of the 12-month period, stocks were largely impervious to tariffs on Chinese goods and other geopolitical events. However, in the first quarter of 2020, the spread of the coronavirus pandemic crippled the global economy, sending U.S. equities into a laconic bear market. The unprecedented spread of the coronavirus prompted global central banks to quickly inject massive liquidity into the markets. On the fiscal side, the U.S. government passed the Coronavirus Aid, Relief, and Economic Security Act and other stimulative measures to support the economy. Shortly after setting a record for the quickest descent into bear market territory in the first quarter of 2020, the S&P 500 Index7 set another record posting its best 50-day rally ever the following quarter. Although we believe new leadership may arise in the coming periods, we are positioning the Fund so it can capitalize on an array of outcomes. We believe our diversified and balanced approach to portfolio construction and strict emphasis on sell discipline should help mitigate risk with the goal of providing a less volatile experience for our clients.

Ten largest holdings (%) as of July 31, 2020[8]

Amazon.com Incorporated	9.93

Microsoft Corporation	8.08

Alphabet Incorporated Class A	5.06

MasterCard Incorporated Class A	3.12

Facebook Incorporated Class A	2.86

CoStar Group Incorporated	2.65

Visa Incorporated Class A	2.48

Microchip Technology Incorporated	2.35

PayPal Holdings Incorporated	2.16

MarketAxess Holdings Incorporated	1.84

Certain consumer discretionary stocks detracted from performance.

The main source of weakness in the Fund came from select holdings within the consumer discretionary sector as many retailers, including Planet Fitness, Inc., and CarMax, Inc.*, retracted sharply as traffic fell precipitously amid widespread store closings during the pandemic. We expect that many of the retailers that we own will rebound quickly as the virus subsides as we believe these companies should benefit from pent-up demand for their offerings. The Fund’s largest relative detractor was Apple Inc., which rallied sharply as it has witnessed strong demand for many products. While we recognize the company’s powerful ecosystem and strong propensity to return cash to shareholders, most of its services are tied to its hardware-installed base, which has matured in recent years. Due to its lower growth profile and increased elasticity for its main product, the iPhone, we don’t believe it warrants a larger weight in the Fund. Other detractors included technology stock Euronet Worldwide, Inc.*, which retraced after delivering weaker-than-expected revenue growth, citing a deceleration in profitability from its electronic funds transfer segment.

Sector allocation as of July 31, 2020[9]

Strength within the financials sector came from electronic bond platform MarketAxess Holdings, Inc., which contributed to the Fund’s performance due to increased volumes exemplified during the coronavirus pandemic as many of its clients have turned to its platform for liquidity during the crisis. Electronic bond trading platforms provide good ballast to the portfolio due to their countercyclical elements. Within the IT sector, payments processor PayPal Holdings Inc. capitalized on growth within e-commerce and the pervasive shift from cash and check to plastic. Consumer discretionary holding Amazon.com, Inc., rallied 70% after posting strong unit growth and Amazon Web Services metrics. The stock has been one of our best performers as demand for its e-commerce capabilities has increased considerably as most retailers had to close their doors during the coronavirus pandemic. The company continues to execute from its four main pillars of cloud computing, e-commerce (which includes groceries), digital advertising, and shipping and logistics.

Please see footnotes on page 7.

8  |  Wells Fargo Premier Large Company Growth Fund

Performance highlights (unaudited)

Areas of focus remain in secular areas personified in our SCODIi acronym.

The coronavirus crisis has pulled forward many secular trends as several companies have cited years of transformation compressed into months. This trend can be encapsulated in our SCODIi acronym, which stands for software as a service (SaaS), cloud services, online retail, digital payments, the internet of things, and innovation. Within SaaS, companies that offer communications capabilities are helping workers function remotely. In cloud computing, a surge in e-commerce spend and telemedicine has fostered a precipitous increase in cloud demand. Online shopping is fundamentally changing consumer behaviors and is having a profound effect on digital transactions, an area that is becoming a necessity rather than a luxury. The internet of things has played an essential role as the need for home office electronics are supported by more powerful underlying chip hardware. Lastly, within innovation, critical procedures have resumed eliciting a spur in demand for medical devices.

The equity market has shown marked resiliency this year. The economy appears to be improving, but there are many risks abound. We believe the recovery will likely be uneven as some businesses may be permanently impaired while others will likely see a pull forward in demand. It is an exciting time to be a stock picker in an area where change is occurring at a rapid pace and there is greater disparity among companies. Still, we believe this is the time to be extra vigilant on risk given the wider range of outcomes. We believe our approach is built for such markets and our long track record provides a useful guide in helping navigate potentially more volatile periods ahead.

Wells Fargo Premier Large Company Growth Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2020 to July 31, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2020	Ending account value 7-31-2020	Expenses paid during the period[1]	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,136.40	$5.90	1.11%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.34	$5.57	1.11%

Class C

Actual	$1,000.00	$1,133.20	$9.87	1.86%

Hypothetical (5% return before expenses)	$1,000.00	$1,015.61	$9.32	1.86%

Class R4

Actual	$1,000.00	$1,138.65	$4.25	0.80%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.89	$4.02	0.80%

Class R6

Actual	$1,000.00	$1,139.57	$3.46	0.65%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.63	$3.27	0.65%

Administrator Class

Actual	$1,000.00	$1,137.43	$5.31	1.00%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.89	$5.02	1.00%

Institutional Class

Actual	$1,000.00	$1,138.89	$3.72	0.70%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.38	$3.52	0.70%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Premier Large Company Growth Fund

Portfolio of investments—July 31, 2020

	Shares	Value
Common Stocks: 100.10%

Communication Services: 12.56%

Entertainment: 2.06%
Activision Blizzard Incorporated	483,480	$39,949,952
Roku Incorporated †	44,740	6,929,779
Warner Music Group Corporation Class A †	464,266	13,997,620

		60,877,351

Interactive Media & Services: 10.50%
Alphabet Incorporated Class A †	100,320	149,271,144
Alphabet Incorporated Class C †	19,288	28,603,332
Facebook Incorporated Class A †	331,870	84,185,463
Pinterest Incorporated Class A †	1,082,145	37,106,752
ZoomInfo Technologies Incorporated †	251,158	10,264,827

		309,431,518

Consumer Discretionary: 17.03%

Hotels, Restaurants & Leisure: 1.18%
Chipotle Mexican Grill Incorporated †	7,560	8,733,010
Domino’s Pizza Incorporated	53,810	20,803,484
Planet Fitness Incorporated Class A †	98,350	5,133,870

		34,670,364

Internet & Direct Marketing Retail: 9.93%
Amazon.com Incorporated †	92,520	292,796,194

Multiline Retail: 0.97%
Dollar General Corporation	150,600	28,674,240

Specialty Retail: 2.53%
Burlington Stores Incorporated †	177,150	33,304,200
Five Below Incorporated †	126,710	13,799,986
Floor & Decor Holdings Incorporated Class A †	232,390	15,314,501
O’Reilly Automotive Incorporated †	25,490	12,168,416

		74,587,103

Textiles, Apparel & Luxury Goods: 2.42%
Deckers Outdoor Corporation †	93,150	19,491,638
lululemon athletica Incorporated †	159,080	51,794,857

		71,286,495

Consumer Staples: 1.05%

Beverages: 1.05%
Boston Beer Company Incorporated Class A †	38,000	30,796,720

Financials: 3.48%

Capital Markets: 2.57%
MarketAxess Holdings Incorporated	104,840	54,170,828
Tradeweb Markets Incorporated Class A	400,130	21,635,029

		75,805,857

Consumer Finance: 0.91%
LendingTree Incorporated †	77,500	26,837,475

The accompanying notes are an integral part of these financial statements.

Wells Fargo Premier Large Company Growth Fund  |  11

Portfolio of investments—July 31, 2020

	Shares	Value
Health Care: 15.32%

Biotechnology: 3.03%
Alnylam Pharmaceuticals Incorporated †	126,690	$18,466,334
BioMarin Pharmaceutical Incorporated †	165,250	19,798,603
Exact Sciences Corporation †	240,860	22,821,485
Sarepta Therapeutics Incorporated †	52,150	8,006,068
Vertex Pharmaceuticals Incorporated †	74,230	20,190,560

		89,283,050

Health Care Equipment & Supplies: 5.79%
Abbott Laboratories	354,170	35,643,669
Boston Scientific Corporation †	1,224,960	47,246,707
DexCom Incorporated †	40,520	17,648,081
Edwards Lifesciences Corporation †	415,000	32,540,150
Insulet Corporation †	152,580	31,028,669
Novocure Limited †	86,320	6,542,193

		170,649,469

Health Care Providers & Services: 1.10%
Amedisys Incorporated †	138,800	32,501,408

Health Care Technology: 1.46%
Veeva Systems Incorporated Class A †	163,030	43,132,847

Life Sciences Tools & Services: 1.71%
Bio-Techne Corporation	64,000	17,610,240
Repligen Corporation †	218,030	32,902,907

		50,513,147

Pharmaceuticals: 2.23%
Royalty Pharma plc Class A †	288,116	12,403,394
Zoetis Incorporated	350,618	53,181,738

		65,585,132

Industrials: 11.22%

Building Products: 0.43%
The AZEK Company Incorporated †	368,309	12,706,661

Commercial Services & Supplies: 2.89%
Copart Incorporated †	437,670	40,812,728
Waste Connections Incorporated	433,305	44,357,433

		85,170,161

Electrical Equipment: 1.15%
Generac Holdings Incorporated †	215,000	33,879,700

Industrial Conglomerates: 1.48%
Roper Technologies Incorporated	100,620	43,513,119

Professional Services: 3.17%
CoStar Group Incorporated †	92,030	78,203,413
TransUnion	171,610	15,371,108

		93,574,521

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Premier Large Company Growth Fund

Portfolio of investments—July 31, 2020

	Shares	Value
Road & Rail: 2.10%
CSX Corporation	116,220	$8,291,135
Norfolk Southern Corporation	91,640	17,614,124
Union Pacific Corporation	208,640	36,167,744

		62,073,003

Information Technology: 37.00%

IT Services: 11.11%
Fidelity National Information Services Incorporated	252,440	36,934,496
Global Payments Incorporated	220,700	39,289,014
MasterCard Incorporated Class A	297,840	91,892,575
PayPal Holdings Incorporated †	324,780	63,679,615
Square Incorporated Class A †	174,578	22,668,953
Visa Incorporated Class A	384,240	73,159,296

		327,623,949

Semiconductors & Semiconductor Equipment: 6.11%
Microchip Technology Incorporated	680,870	69,264,905
Monolithic Power Systems Incorporated	106,800	28,303,068
NXP Semiconductors NV	337,970	39,721,614
Texas Instruments Incorporated	335,070	42,738,179

		180,027,766

Software: 19.58%
Adobe Incorporated †	59,509	26,441,039
Anaplan Incorporated †	393,420	17,865,202
Atlassian Corporation plc Class A †	25,200	4,451,580
Cloudflare Incorporated Class A †	705,190	29,350,008
Dynatrace Incorporated †	723,653	30,270,405
Everbridge Incorporated †	172,500	24,633,000
HubSpot Incorporated †	111,657	26,195,849
Microsoft Corporation	1,161,950	238,211,370
RingCentral Incorporated Class A †	102,180	29,659,789
Salesforce.com Incorporated †	222,940	43,439,859
ServiceNow Incorporated †	82,900	36,409,680
Splunk Incorporated †	169,325	35,527,772
Zendesk Incorporated †	380,900	34,719,035

		577,174,588

Technology Hardware, Storage & Peripherals: 0.20%
Apple Incorporated	14,250	6,056,820

Materials: 1.57%

Chemicals: 1.57%
Linde plc	188,580	46,222,844

Real Estate: 0.87%

Equity REITs: 0.87%
SBA Communications Corporation	81,830	25,493,315

Total Common Stocks (Cost $1,358,786,598)		2,950,944,817

The accompanying notes are an integral part of these financial statements.

Wells Fargo Premier Large Company Growth Fund  |  13

Portfolio of investments—July 31, 2020

	Yield	Shares	Value
Short-Term Investments: 0.08%

Investment Companies: 0.08%
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.10%	2,465,488	$2,465,488

Total Short-Term Investments (Cost $2,465,488)			2,465,488

Total investments in securities (Cost $1,361,252,086)	100.18%	2,953,410,305

Other assets and liabilities, net	(0.18)	(5,232,778)

Total net assets	100.00%	$2,948,177,527

†	Non-income-earning security
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

REIT	Real estate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC *	$96,454,199	$351,116,079	$(447,569,689)	$(589)	$0	$614,665	#	$0
Wells Fargo Government Money Market Fund Select Class	2,551,452	428,057,734	(428,143,698)	0	0	97,454		2,465,488

				$(589)	$0	$712,119		$2,465,488	0.08%

*	No longer held at the end of the period

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Premier Large Company Growth Fund

Statement of assets and liabilities—July 31, 2020

Assets
Investments in unaffiliated securities, at value (cost $1,358,786,598)	$2,950,944,817
Investments in affiliated securities, at value (cost $2,465,488)	2,465,488
Receivable for investments sold	10,897,361
Receivable for Fund shares sold	1,300,993
Receivable for dividends	652,535
Prepaid expenses and other assets	70,488

Total assets	2,966,331,682

Liabilities
Payable for investments purchased	12,624,989
Payable for Fund shares redeemed	2,775,537
Management fee payable	1,641,062
Administration fees payable	342,380
Distribution fee payable	81,269
Trustees’ fees and expenses payable	4,529
Accrued expenses and other liabilities	684,389

Total liabilities	18,154,155

Total net assets	$2,948,177,527

Net assets consist of
Paid-in capital	$1,213,807,707
Total distributable earnings	1,734,369,820

Total net assets	$2,948,177,527

Computation of net asset value and offering price per share
Net assets – Class A	$1,178,453,249
Shares outstanding – Class A1	73,272,285
Net asset value per share – Class A	$16.08
Maximum offering price per share – Class A2	$17.06
Net assets – Class C	$111,045,702
Shares outstanding – Class C1	9,741,550
Net asset value per share – Class C	$11.40
Net assets – Class R4	$1,128,887
Share outstanding – Class R4[1]	66,397
Net asset value per share – Class R4	$17.00
Net assets – Class R6	$954,851,626
Shares outstanding – Class R6[1]	55,157,501
Net asset value per share – Class R6	$17.31
Net assets – Administrator Class	$54,340,741
Shares outstanding – Administrator Class[1]	3,300,075
Net asset value per share – Administrator Class	$16.47
Net assets – Institutional Class	$648,357,322
Shares outstanding – Institutional Class[1]	37,642,743
Net asset value per share – Institutional Class	$17.22

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Premier Large Company Growth Fund  |  15

Statement of operations—year ended July 31, 2020

Investment income
Dividends (net of foreign withholding taxes of $119,277)	$14,900,161
Income from affiliated securities	414,660

Total investment income	15,314,821

Expenses
Management fee	17,398,285
Administration fees
Class A	2,167,658
Class C	267,324
Class R4	2,031
Class R6	248,282
Administrator Class	62,640
Institutional Class	786,665
Shareholder servicing fees
Class A	2,576,230
Class C	317,753
Class R4	2,508
Administrator Class	120,006
Distribution fee
Class C	952,767
Custody and accounting fees	117,375
Professional fees	53,320
Registration fees	123,992
Shareholder report expenses	203,457
Trustees’ fees and expenses	21,002
Other fees and expenses	56,302

Total expenses	25,477,597
Less: Fee waivers and/or expense reimbursements
Fund-level	(733,925)
Class A	(104,177)
Class C	(55)
Class R4	(778)
Class R6	(268,561)
Administrator Class	(15,241)
Institutional Class	(495,269)

Net expenses	23,859,591

Net investment loss	(8,544,770)

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	152,796,066
Affiliated securities	(589)

Net realized gains on investments	152,795,477
Net change in unrealized gains (losses) on investments	410,793,163

Net realized and unrealized gains (losses) on investments	563,588,640

Net increase in net assets resulting from operations	$555,043,870

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Premier Large Company Growth Fund

Statement of changes in net assets

	Year ended July 31, 2020		Year ended July 31, 2019

Operations
Net investment loss		$(8,544,770)		$(5,976,680)
Net realized gains on investments		152,795,477		281,042,857
Net change in unrealized gains (losses) on investments		410,793,163		880,406

Net increase in net assets resulting from operations		555,043,870		275,946,583

Distributions to shareholders from net investment income and net realized gains
Class A		(79,445,426)		(157,260,447)
Class C		(13,534,953)		(37,119,006)
Class R4		(288,415)		(524,816)
Class R6		(58,912,621)		(27,912,392)
Administrator Class		(3,631,494)		(7,935,426)
Institutional Class		(44,767,006)		(149,877,161)

Total distributions to shareholders		(200,579,915)		(380,629,248)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	5,450,625	77,021,734	4,978,668	64,852,617
Class C	768,733	7,336,013	1,500,469	13,864,166
Class R4	15,508	231,846	40,306	500,326
Class R6	5,901,603	86,487,057	43,509,076	654,543,608
Administrator Class	1,510,542	21,788,823	330,627	4,405,388
Institutional Class	5,199,312	74,602,092	9,977,465	140,174,907

		267,467,565		878,341,012

Reinvestment of distributions
Class A	5,635,528	74,670,743	12,562,848	146,357,178
Class C	1,226,541	11,578,543	3,761,732	32,426,128
Class R4	20,543	287,184	42,768	522,194
Class R6	4,072,770	57,914,790	2,036,361	25,210,147
Administrator Class	258,688	3,507,809	643,091	7,646,354
Institutional Class	2,794,274	39,538,976	11,058,800	136,355,009

		187,498,045		348,517,010

Payment for shares redeemed
Class A	(11,885,781)	(161,114,742)	(12,892,646)	(172,044,344)
Class C	(6,937,436)	(70,405,278)	(7,522,098)	(72,094,200)
Class R4	(234,231)	(3,635,661)	(56,058)	(848,702)
Class R6	(9,076,035)	(132,489,008)	(3,699,221)	(52,309,727)
Administrator Class	(1,855,137)	(26,245,495)	(1,338,333)	(18,694,385)
Institutional Class	(13,095,393)	(188,459,918)	(44,233,595)	(636,259,361)

		(582,350,102)		(952,250,719)

Net increase (decrease) in net assets resulting from capital share transactions		(127,384,492)		274,607,303

Total increase in net assets		227,079,463		169,924,638

Net assets
Beginning of period		2,721,098,064		2,551,173,426

End of period		$2,948,177,527		$2,721,098,064

The accompanying notes are an integral part of these financial statements.

Wells Fargo Premier Large Company Growth Fund  |  17

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2020	2019	2018	2017	2016
Net asset value, beginning of period	$14.19	$15.10	$15.34	$14.68	$16.28
Net investment loss	(0.07)	(0.05)	(0.05)	(0.03)[1]	(0.03)
Net realized and unrealized gains (losses) on investments	3.07	1.50	3.56	2.12	(0.52)

Total from investment operations	3.00	1.45	3.51	2.09	(0.55)
Distributions to shareholders from
Net realized gains	(1.11)	(2.36)	(3.75)	(1.43)	(1.05)
Net asset value, end of period	$16.08	$14.19	$15.10	$15.34	$14.68
Total return[2]	22.78%	12.97%	26.54%	16.01%	(3.22)%
Ratios to average net assets (annualized)
Gross expenses	1.14%	1.15%	1.15%	1.14%	1.13%
Net expenses	1.10%	1.11%	1.11%	1.11%	1.11%
Net investment loss	(0.52)%	(0.40)%	(0.34)%	(0.20)%	(0.17)%
Supplemental data
Portfolio turnover rate	45%	60%	45%	65%	47%
Net assets, end of period (000s omitted)	$1,178,453	$1,050,751	$1,048,632	$986,791	$1,697,746

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Premier Large Company Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.45	$11.87	$12.86	$12.64	$14.27
Net investment loss	(0.13)[1]	(0.12)[1]	(0.13)[1]	(0.12)[1]	(0.12)[1]
Net realized and unrealized gains (losses) on investments	2.19	1.06	2.89	1.77	(0.46)

Total from investment operations	2.06	0.94	2.76	1.65	(0.58)
Distributions to shareholders from
Net realized gains	(1.11)	(2.36)	(3.75)	(1.43)	(1.05)
Net asset value, end of period	$11.40	$10.45	$11.87	$12.86	$12.64
Total return[2]	21.87%	12.09%	25.68%	15.05%	(3.92)%
Ratios to average net assets (annualized)
Gross expenses	1.89%	1.90%	1.90%	1.89%	1.88%
Net expenses	1.86%	1.86%	1.86%	1.86%	1.86%
Net investment loss	(1.27)%	(1.14)%	(1.09)%	(0.95)%	(0.92)%
Supplemental data
Portfolio turnover rate	45%	60%	45%	65%	47%
Net assets, end of period (000s omitted)	$111,046	$153,404	$201,138	$206,026	$296,896

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Premier Large Company Growth Fund  |  19

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R4	2020	2019	2018	2017	2016
Net asset value, beginning of period	$14.89	$15.69	$15.75	$15.00	$16.56
Net investment income (loss)	(0.03)[1]	(0.03)	(0.00)[1,2]	0.01 [1]	0.02 [1]
Net realized and unrealized gains (losses) on investments	3.25	1.59	3.69	2.17	(0.53)

Total from investment operations	3.22	1.56	3.69	2.18	(0.51)
Distributions to shareholders from
Net realized gains	(1.11)	(2.36)	(3.75)	(1.43)	(1.05)
Net asset value, end of period	$17.00	$14.89	$15.69	$15.75	$15.00
Total return	23.20%	13.21%	27.06%	16.30%	(2.91)%
Ratios to average net assets (annualized)
Gross expenses	0.86%	0.87%	0.87%	0.86%	0.85%
Net expenses	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income (loss)	(0.20)%	(0.10)%	(0.02)%	0.09%	0.13%
Supplemental data
Portfolio turnover rate	45%	60%	45%	65%	47%
Net assets, end of period (000s omitted)	$1,129	$3,940	$3,727	$3,559	$3,988

[1]	Calculated based upon average shares outstanding

[2]	Amount is more than $(0.005).

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Premier Large Company Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R6	2020	2019	2018	2017	2016
Net asset value, beginning of period	$15.12	$15.87	$15.87	$15.08	$16.62
Net investment income (loss)	(0.01)	(0.00)[1,2]	0.02 [1]	0.03 [1]	0.04 [1]
Net realized and unrealized gains (losses) on investments	3.31	1.61	3.73	2.19	(0.53)

Total from investment operations	3.30	1.61	3.75	2.22	(0.49)
Distributions to shareholders from
Net realized gains	(1.11)	(2.36)	(3.75)	(1.43)	(1.05)
Net asset value, end of period	$17.31	$15.12	$15.87	$15.87	$15.08
Total return	23.39%	13.40%	27.27%	16.48%	(2.78)%
Ratios to average net assets (annualized)
Gross expenses	0.71%	0.71%	0.72%	0.71%	0.70%
Net expenses	0.65%	0.65%	0.65%	0.65%	0.65%
Net investment income (loss)	(0.07)%	(0.02)%	0.12%	0.25%	0.28%
Supplemental data
Portfolio turnover rate	45%	60%	45%	65%	47%
Net assets, end of period (000s omitted)	$954,852	$820,383	$196,934	$170,657	$179,198

[1]	Calculated based upon average shares outstanding

[2]	Amount is more than $(0.005).

The accompanying notes are an integral part of these financial statements.

Wells Fargo Premier Large Company Growth Fund  |  21

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$14.48	$15.35	$15.52	$14.82	$16.41
Net investment loss	(0.06)[1]	(0.04)[1]	(0.03)[1]	(0.01)[1]	(0.00)[1,2]
Net realized and unrealized gains (losses) on investments	3.16	1.53	3.61	2.14	(0.54)

Total from investment operations	3.10	1.49	3.58	2.13	(0.54)
Distributions to shareholders from
Net realized gains	(1.11)	(2.36)	(3.75)	(1.43)	(1.05)
Net asset value, end of period	$16.47	$14.48	$15.35	$15.52	$14.82
Total return	23.02%	13.02%	26.70%	16.14%	(3.13)%
Ratios to average net assets (annualized)
Gross expenses	1.06%	1.07%	1.07%	1.06%	1.04%
Net expenses	1.00%	1.00%	1.00%	1.00%	0.98%
Net investment loss	(0.42)%	(0.29)%	(0.22)%	(0.06)%	(0.02)%
Supplemental data
Portfolio turnover rate	45%	60%	45%	65%	47%
Net assets, end of period (000s omitted)	$54,341	$49,042	$57,582	$82,998	$292,900

[1]	Calculated based upon average shares outstanding

[2]	Amount is more than $(0.005).

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Premier Large Company Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$15.06	$15.82	$15.84	$15.06	$16.61
Net investment income (loss)	(0.02)[1]	0.00 [1,2]	0.01 [1]	0.02 [1]	0.03 [1]
Net realized and unrealized gains (losses) on investments	3.29	1.60	3.72	2.19	(0.53)

Total from investment operations	3.27	1.60	3.73	2.21	(0.50)
Distributions to shareholders from
Net realized gains	(1.11)	(2.36)	(3.75)	(1.43)	(1.05)
Net asset value, end of period	$17.22	$15.06	$15.82	$15.84	$15.06
Total return	23.28%	13.38%	27.17%	16.44%	(2.85)%
Ratios to average net assets (annualized)
Gross expenses	0.81%	0.82%	0.82%	0.81%	0.80%
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income (loss)	(0.12)%	0.02%	0.07%	0.19%	0.23%
Supplemental data
Portfolio turnover rate	45%	60%	45%	65%	47%
Net assets, end of period (000s omitted)	$648,357	$643,578	$1,043,161	$949,344	$1,097,976

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Premier Large Company Growth Fund  |  23

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Premier Large Company Growth Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of

24  |  Wells Fargo Premier Large Company Growth Fund

Notes to financial statements

securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of July 31, 2020, the aggregate cost of all investments for federal income tax purposes was $1,365,920,070 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$1,592,208,277

Gross unrealized losses	(4,718,042)

Net unrealized gains	$1,587,490,235

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to net operating losses. At July 31, 2020, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Total distributable earnings

$(7,060,919)	$7,060,919

As of July 31, 2020, the Fund had a qualified late-year ordinary loss of $6,045,614 which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

Wells Fargo Premier Large Company Growth Fund  |  25

Notes to financial statements

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$370,308,869	$0	$0	$370,308,869

Consumer discretionary	502,014,396	0	0	502,014,396

Consumer staples	30,796,720	0	0	30,796,720

Financials	102,643,332	0	0	102,643,332

Health care	451,665,053	0	0	451,665,053

Industrials	330,917,165	0	0	330,917,165

Information technology	1,090,883,123	0	0	1,090,883,123

Materials	46,222,844	0	0	46,222,844

Real estate	25,493,315	0	0	25,493,315

Short-term investments

Investment companies	2,465,488	0	0	2,465,488

Total assets	$2,953,410,305	$0	$0	$2,953,410,305

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended July 31, 2020, the Fund did not have any transfers into/out of Level 3.

26  |  Wells Fargo Premier Large Company Growth Fund

Notes to financial statements

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.700%

Next $500 million	0.675

Next $1 billion	0.650

Next $2 billion	0.625

Next $1 billion	0.600

Next $3 billion	0.590

Next $2 billion	0.565

Next $2 billion	0.555

Next $4 billion	0.530

Over $16 billion	0.505

For the year ended July 31, 2020, the management fee was equivalent to an annual rate of 0.66% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.275% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Class R4	0.08

Class R6	0.03

Administrator Class, Institutional Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through November 30, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.11% for Class A shares, 1.86% for Class C shares, 0.80% for Class R4 shares, 0.65% for Class R6 shares, 1.00% for Administrator Class shares, and 0.70% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Wells Fargo Premier Large Company Growth Fund  |  27

Notes to financial statements

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended July 31, 2020, Funds Distributor received $19,674 from the sale of Class A shares and $14 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended July 31, 2020.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Class R4 is charged a fee at an annual rate of 0.10% of its average daily net assets. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2020 were $1,197,600,716 and $1,526,138,708, respectively.

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of July 31, 2020, the Fund did not have any securities on loan.

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended July 31, 2020, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended July 31, 2020 and July 31, 2019 were as follows:

	Year ended July 31

	2020	2019

Ordinary income	$0	$2,032,129

Long-term capital gain	200,579,915	378,597,119

28  |  Wells Fargo Premier Large Company Growth Fund

Notes to financial statements

As of July 31, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred

$152,939,501	$1,587,490,235	$(6,045,692)

9. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. As of the end of the period, the Fund invested a concentration of its portfolio in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

10. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.

12. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

Wells Fargo Premier Large Company Growth Fund  |  29

Report of independent registered public accounting firm

To the Shareholders of the Fund and Board of Trustees

Wells Fargo Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Premier Large Company Growth Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of July 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

September 25, 2020

30  |  Wells Fargo Premier Large Company Growth Fund

Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $200,579,915 was designated as a 20% rate gain distribution for the fiscal year ended July 31, 2020.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo Premier Large Company Growth Fund  |  31

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 147 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

32  |  Wells Fargo Premier Large Company Growth Fund

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019 and Interim President of the McKnight Foundation since 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Premier Large Company Growth Fund  |  33

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 82 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

34  |  Wells Fargo Premier Large Company Growth Fund

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Premier Large Company Growth Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 26, 2020 and May 28, 2020 (together, the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Premier Large Company Growth Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2020, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2020. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Adviser’s business continuity plans and of their approaches to data privacy and cybersecurity, and related testing. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.

The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Wells Fargo Premier Large Company Growth Fund  |  35

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2019. The Board also considered more current results for various time periods ended March 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Class A) was higher than the average investment performance of the Universe for the one-, three-, five- and ten-year periods ended December 31, 2019. The Board also noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for the three-, five- and ten-year periods ended March 31, 2020, and lower than the average investment performance of the Universe for the one-year period ended March 31, 2020. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Russell 1000® Growth Index, for the three-year period ended December 31, 2019, and lower than its benchmark index for the one-, five- and ten-year periods ended December 31, 2019. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Russell 1000® Growth Index, for the one-, five- and ten-year periods ended March 31, 2020, and in range of its benchmark index for the three-year period ended March 31, 2020.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance. The Board also noted the Fund’s outperformance relative to the Universe for all periods ending December 31, 2019 and the benchmark over the three-year period.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for all share classes.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and

36  |  Wells Fargo Premier Large Company Growth Fund

Other information (unaudited)

other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.

Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

Wells Fargo Premier Large Company Growth Fund  |  37

Other information (unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Wells Fargo Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment manager, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementation and on-going administration of the Program.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.

At a meeting of the Board held on May 26 and 28, 2020, the Board received a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The Report covered the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the Report. There were no material changes to the Program during the Reporting Period. The Report concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

38  |  Wells Fargo Premier Large Company Growth Fund

Appendix I (unaudited)

Effective on or after May 1, 2020, clients of Edward Jones (also referred to as “shareholders”) purchasing Fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in the Fund’s Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Wells Fargo Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints available at Edward Jones

Rights of Accumulation (ROA)

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of Wells Fargo Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.

ROA is determined by calculating the higher of cost or market value (current shares x NAV).

Letter of Intent (LOI)

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to makeover a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

Sales charges are waived for the following shareholders and in the following situations at Edward Jones:

●   Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing.

● Shares purchased in an Edward Jones fee-based program.
● Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

●   Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in anon-retirement account.

●   Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

● Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions available at Edward Jones:
● The death or disability of the shareholder.
● Systematic withdrawals with up to 10% per year of the account value.
● Return of excess contributions from an Individual Retirement Account (IRA).

●   Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulation.

● Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
● Shares exchanged in an Edward Jones fee-based program.
● Shares acquired through NAV reinstatement.

Wells Fargo Premier Large Company Growth Fund  |  39

Appendix I (unaudited)

Other Important Information for accounts at Edward Jones:
Minimum Purchase Amounts
● $250 initial purchase minimum
● $50 subsequent purchase minimum

Minimum Balances
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
● A fee-based account held on an Edward Jones platform
● A 529 account held on an Edward Jones platform
● An account with an active systematic investment plan or letter of intent (LOI)

Changing Share Classes
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares.

40  |  Wells Fargo Premier Large Company Growth Fund

Appendix II (unaudited)

Effective June 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“Oppenheimer”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Oppenheimer

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

Shares purchased by or through a 529 Plan.

Shares purchased through an Oppenheimer affiliated investment advisory program.

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

A shareholder in the Fund’s Class C shares will have their shares exchanged at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Oppenheimer.

Employees and registered representatives of Oppenheimer or its affiliates and their family members.

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Prospectus.
CDSC Waivers on A and C Shares available at Oppenheimer

Death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Prospectus.

Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus.

Shares sold to pay Oppenheimer fees but only if the transaction is initiated by Oppenheimer.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Oppenheimer: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in the Prospectus.

Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Oppenheimer. Eligible fund family assets not held at Oppenheimer may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Wells Fargo Premier Large Company Growth Fund  |  41

Appendix III (unaudited)

Effective June 15, 2020, shareholders purchasing fund shares through a Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or the SAI.

Front-end Sales Load Waivers on Class A Shares available at Baird

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund.

Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird.

Shares purchase from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

A shareholder in the Funds Investor C Shares will have their share exchanged at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the exchange is in line with the policies and procedures of Baird.

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
CDSC Waivers on A and C Shares available at Baird

Shares sold due to death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares bought due to returns of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s Prospectus.

Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Baird: Breakpoint and/or Rights of Accumulation

Breakpoints as described in the Prospectus.

Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a13-month period of time.

42  |  Wells Fargo Premier Large Company Growth Fund

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved

PAR-0820-01043 09-20

A212/AR212 07-20

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by the report, Wells Fargo Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended July 31, 2020	Fiscal year ended July 31, 2019
Audit fees	$329,340	$319,330
Audit-related fees(1)	16,510	12,900
Tax fees (2)	43,400	42,700
All other fees	—	—

	$389,250	$374,930

(1)	Amounts represent fees related to the merger of Wells Fargo Capital Growth Fund into Wells Fargo Endeavor Select Fund on September 20, 2019.
(2)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman,

Management shall prepare a brief description of the proposed services.

If the Chairman approves of such service, he or she shall sign the statement prepared by Management.

Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for each series of Wells Fargo Funds Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM  13. EXHIBITS

(a)(1) Code of Ethics.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:
/s/ Andrew Owen

Andrew Owen
President

Date:	September 25, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Funds Trust

By:
/s/ Andrew Owen

Andrew Owen
President

Date:	September 25, 2020

By:
/s/ Nancy Wiser

Nancy Wiser
Treasurer

Date:	September 25, 2020

By:
/s/ Jeremy DePalma

Jeremy DePalma
Treasurer

Date:	September 25, 2020